SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (No. 2-55725)
  UNDER THE SECURITIES ACT OF 1933                     [X]

 Pre-Effective Amendment No.

 Post-Effective Amendment No. 91                       [X]

and

REGISTRATION STATEMENT (No. 811-2720)
 UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

 Amendment No.  91                                     [X]

Fidelity Municipal Trust
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)

Registrant's Telephone Number:  617-563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective

 (  ) immediately upon filing pursuant to paragraph (b).
 (X) on (February 28, 2000) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (  ) on (                        ) pursuant to paragraph (a)(1) of
      Rule 485.
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Like securities of all mutual
funds, these securities have
not been approved or
disapproved by the
Securities and Exchange
Commission, and the
Securities and Exchange
Commission has not
determined if this
prospectus is accurate or
complete. Any
representation to the
contrary is a criminal
offense.

SPARTAN(REGISTERED TRADEMARK)
MINNESOTA MUNICIPAL INCOME
FUND
(fund number 082, trading symbol FIMIX)

PROSPECTUS
FEBRUARY 28, 2000

(FIDELITY_LOGO_GRAPHIC)(registered trademark)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS


FUND SUMMARY             2   INVESTMENT SUMMARY

                         3   PERFORMANCE

                         5   FEE TABLE

FUND BASICS              5   INVESTMENT DETAILS

                         6   VALUING SHARES

SHAREHOLDER INFORMATION  7   BUYING AND SELLING SHARES

                         15  EXCHANGING SHARES

                         15  ACCOUNT FEATURES AND POLICIES

                         18  DIVIDENDS AND CAPITAL GAIN
                             DISTRIBUTIONS

                         18  TAX CONSEQUENCES

FUND SERVICES            19  FUND MANAGEMENT

                         19  FUND DISTRIBUTION

APPENDIX                 19  FINANCIAL HIGHLIGHTS

FUND SUMMARY


INVESTMENT SUMMARY

INVESTMENT OBJECTIVE

SPARTAN MINNESOTA MUNICIPAL INCOME FUND seeks a high level of current income exempt from federal income tax and Minnesota personal income tax.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet)    Normally investing in investment-grade
municipal debt securities     (those of medium and high quality).

(small solid bullet)    Normally investing at least 80% of assets in
municipal securitie    s whose interest is exempt from federal and
Minnesota personal income taxes.

(small solid bullet) Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.

(small solid bullet) Managing the fund to have similar overall interest rate risk to the Lehman Brothers Minnesota Enhanced Municipal Bond Index.

(small solid bullet) Allocating assets across different market sectors and maturities.

(small solid bullet) Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) GEOGRAPHIC CONCENTRATION. Unfavorable political or economic conditions within Minnesota can affect the credit quality of issuers located in that state.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently
   from     the value of the market as a whole.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

PERFORMANCE

The following information illustrates the changes in the fund's performance from year to year and compares the fund's performance to
the performance of a market index    and an average of the performance
of similar funds over various periods of time. The fund also compares
its performance to the performance of an additional index     over
various periods of time. Data for the additional index is available only from June 30, 1993 to the present. Returns are based on past results and are not an indication of future performance.

YEAR-BY-YEAR RETURNS

SPARTAN MINNESOTA MUNICIPAL
INCOME

Calendar Years               1990   1991   1992   1993    1994    1995    1996   1997   1998   1999

                             7.22%  8.50%  7.63%  12.42%  -6.01%  16.00%  3.78%  8.85%  5.51%  -2.43%



Percentage (%)
Row: 1, Col: 1, Value: 7.22
Row: 2, Col: 1, Value: 8.5
Row: 3, Col: 1, Value: 7.63
Row: 4, Col: 1, Value: 12.42
Row: 5, Col: 1, Value: -6.01
Row: 6, Col: 1, Value: 16.0
Row: 7, Col: 1, Value: 3.78
Row: 8, Col: 1, Value: 8.850000000000001
Row: 9, Col: 1, Value: 5.51
Row: 10, Col: 1, Value: -2.43

   DURING THE PERIODS SHOWN IN THE CHART FOR SPARTAN MINNESOTA
MUNICIPAL INCOME, THE HIGHEST RETURN FOR A QUARTER WAS     7.00%
(QUARTER ENDED     MARCH 31, 1995   ) AND THE LOWEST RETURN FOR A
QUARTER WAS     -5.76%    (QUARTER ENDED     MARCH 31, 1994   ).

   AVERAGE ANNUAL RETURNS

For the periods ended          Past 1 year  Past 5 years  Past 10 years
December 31, 1999

Spartan Minnesota Municipal     -2.43%       6.17%         5.96%
Income

Lehman Bros. Municipal Bond     -2.06%       6.91%         6.89%
Index

Lehman Bros. Minnesota          -1.84%       6.69%        n/a
Enhanced Municipal Bond Index

Lipper Minnesota Municipal      -4.11%       5.47%         5.95%
Debt Funds Average

If FMR had not reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.

The Lehman Brothers Minnesota Enhanced Municipal Bond Index is a market value-weighted index of Minnesota investment-grade municipal bonds with maturities of one year or more.

Lipper Minnesota Municipal Debt Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

FEE TABLE

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the
effect of any    reduction of certain expenses during the period.

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)

Sales charge (load) on        None
purchases and reinvested
distributions

Deferred sales charge (load)  None
on redemptions

Annual account maintenance    $12.00
fee (for accounts under
$2,500)

ANNUAL FUND OPERATING EXPENSES (PAID FROM FUND ASSETS)

Management fee               0.38%

Distribution and Service     None
(12b-1) fee

Other expenses               0.15%

Total annual fund operating  0.53%
expensesA


A EFFECTIVE APRIL 1,    1997    , FMR HAS VOLUNTARILY AGREED TO
REIMBURSE THE FUND TO THE EXTENT THAT THE TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 0.55%. THIS ARRANGEMENT CAN BE DISCONTINUED BY FMR AT ANY TIME.

   Through arrangements with the fun    d's custodian and transfer
agent,    credits     r   ealiz    ed as a result of uninvested cash
balances are used to reduce custodian and transfer agent expenses.
   Including these reductions, the total fund operating expenses would have been 0.51%.

This EXAMPLE helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder fees and the fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total
expenses if you close your account    at the end of each time period
indicated:

1 year    $ 54

3 years   $ 170

5 years   $ 296

10 years  $ 665


FUND BASICS


INVESTMENT DETAILS

INVESTMENT OBJECTIVE

SPARTAN MINNESOTA MUNICIPAL INCOME FUND seeks a high level of current income exempt from federal income tax and Minnesota personal income tax.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets in investment-grade municipal
debt securities    (those of medium and high quality).

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and Minnesota personal income taxes. Municipal securities whose interest is exempt from federal and Minnesota income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to Minnesota personal income tax or Minnesota alternative minimum tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

FMR uses the Lehman Brothers Minnesota Enhanced Municipal Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the
index. As of December 31, 199   9    , the dollar-weighted average
maturity of the fund and the index was approximately    12.6 and
13.1     years, respectively.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds.

MUNICIPAL SECURITIES are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

PRINCIPAL INVESTMENT RISKS

Many factors affect the fund's performance. Because FMR concentrates the fund's investments in Minnesota, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer.
   Because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to the market value of that one issuer and could be more volatile
than the performance of more diversified funds.     When you sell your
shares of the fund, they could be worth more or less than what you paid for them.

The following factors    can     significantly affect the fund's
performance:

MUNICIPAL MARKET VOLATILITY. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

GEOGRAPHIC CONCENTRATION. Minnesota maintains a strong agricultural base accompanied by a significant growth in the service and manufacturing sectors; mining is less of a factor than in prior years.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance, and the fund could distribute income subject to
   federal or Minnesota personal income tax    .

FUNDAMENTAL INVESTMENT POLICIES

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

SPARTAN MINNESOTA MUNICIPAL INCOME FUND seeks a high level of current income exempt from federal income tax and Minnesota personal income tax by investing primarily in investment-grade municipal bonds.

VALUING SHARES

The fund is open for business each day the New York Stock Exchange
(NYSE) is open.

The fund's net asset value per share (NAV) is the value of a single share. Fidelity(registered trademark) normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES

GENERAL INFORMATION

Fidelity Investments(registered trademark) was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage
Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product and service information, please use the following web site and phone numbers:

(small solid bullet) For information over the Internet, visit
Fidelity's web site at www.fidelity.com.

(small solid bullet) For accessing account information automatically
by phone, use    Fidelity Automated Service Telephon    e (FASTSM),
1-800-544-5555.

   (small solid bullet) For exchanges, redemptions, and account assistance, 1-800-544-6666.

   (small solid bullet) For mutual fund and brokerage information, 1-800-544-6666.

   (small solid bullet) For retirement information, 1-800-544-4774.

(small solid bullet) TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

You may buy or sell shares of the fund through an investment professional. If you invest through an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in the fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

The different ways to set up (register) your account with Fidelity are listed in the following table.

WAYS TO SET UP YOUR ACCOUNT

INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS

GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

TRUST
FOR MONEY BEING INVESTED BY A TRUST

BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS

BUYING SHARES

The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity funds, and accounts under common ownership or control.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.

(small solid bullet) Fidelity does not accept cash.

(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.

(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.

(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

MINIMUMS

TO OPEN AN ACCOUNT                $10,000

TO ADD TO AN ACCOUNT              $1,000

Through regular investment plans  $500

MINIMUM BALANCE                   $5,000

There is no minimum account balance or initial or subsequent purchase minimum for investments through Fidelity Portfolio Advisory ServicesSM or a qualified state tuition program. In addition, the fund may waive or lower purchase minimums in other circumstances.

KEY INFORMATION

PHONE 1-800-544-6666         TO OPEN AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Call the phone number at left.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Call the phone number at left.
                             (small solid bullet) Use
                             Fidelity Money
                             Line(registered trademark)
                             to transfer from your bank
                             account.

INTERNET WWW.FIDELITY.COM    TO OPEN AN ACCOUNT
                             (small solid bullet) Complete
                             and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund. Mail to the address
                             under "Mail" below.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             (small solid bullet) Use
                             Fidelity Money Line to
                             transfer from your bank
                             account.

MAIL FIDELITY INVESTMENTS    TO OPEN AN ACCOUNT
P.O. BOX 770001 CINCINNATI,  (small solid bullet) Complete
OH 45277-0002                and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund. Mail to the address at
                             left.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Make
                             your check payable to the
                             complete name of the fund.
                             Indicate your fund account
                             number on your check and
                             mail to the address at left.
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Send a letter of instruction
                             to the address at left,
                             including your name, the
                             funds' names, the fund
                             account numbers, and the
                             dollar amount or number of
                             shares to be exchanged.

IN PERSON                    TO OPEN AN ACCOUNT
                             (small solid bullet) Bring
                             your application and check
                             to a Fidelity Investor
                             Center. Call 1-800-544-9797
                             for the center nearest you.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Bring
                             your check to a Fidelity
                             Investor Center. Call
                             1-800-544-9797 for the
                             center nearest you.

WIRE                         TO OPEN AN ACCOUNT
                             (small solid bullet) Call
                             1-800-544-6666 to set up
                             your account and to arrange
                             a wire transaction.
                             (small solid bullet) Wire
                             within 24 hours to: Bankers
                             Trust Company, Bank Routing
                             # 021001033, Account #
                             00163053.
                             (small solid bullet) Specify
                             the complete name of the
                             fund and include your new
                             fund account number and your
                             name.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00163053.
                             (small solid bullet) Specify
                             the complete name of the
                             fund and include your fund
                             account number and your name.

AUTOMATICALLY                TO OPEN AN ACCOUNT
                             (small solid bullet) Not
                             available.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Use
                             Fidelity Automatic Account
                             Builder(registered
                             trademark) or Direct Deposit.
                             (small solid bullet) Use
                             Fidelity Automatic Exchange
                             Service to exchange from a
                             Fidelity money market fund.


SELLING SHARES

The price to sell one share of the fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

(small solid bullet) You wish to sell more than $100,000 worth of shares;

(small solid bullet) Your account registration has changed within the
last    15 or 30 days, depending on your account    ;

(small solid bullet) The check is being mailed to a different address than the one on your account (record address);

(small solid bullet) The check is being made payable to someone other than the account owner; or

(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

(small solid bullet) If you are selling some but not all of your shares, leave at least $5,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.

(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect the fund.

(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.

(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

(small solid bullet) Redemption proceeds may be paid in securities or
oth   er property rather than in cash if FMR determi    nes it is in
the best interests of the fund.

(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.

(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.

(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.

KEY INFORMATION

PHONE 1-800-544-6666        (small solid bullet) Call the
                            phone number at left to
                            initiate a wire transaction
                            or to request a check for
                            your redemption.

                            (small solid bullet) Use
                            Fidelity Money Line to
                            transfer to your bank account.

                            (small solid bullet) Exchange
                            to another Fidelity fund.
                            Call the phone number at left.

INTERNET WWW.FIDELITY.COM   (small solid bullet) Exchange
                            to another Fidelity fund.

                            (small solid bullet) Use
                            Fidelity Money Line to
                            transfer to your bank account.

MAIL FIDELITY INVESTMENTS   INDIVIDUAL, JOINT TENANT,
P.O. BOX 660602 DALLAS, TX  SOLE PROPRIETORSHIP, UGMA,
75266-0602                  UTMA
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            your name, the fund's name,
                            your fund account number,
                            and the dollar amount or
                            number of shares to be sold.
                            The letter of instruction
                            must be signed by all
                            persons required to sign for
                            transactions, exactly as
                            their names appear on the
                            account.

                            TRUST
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            the trust's name, the fund's
                            name, the trust's fund
                            account number, and the
                            dollar amount or number of
                            shares to be sold. The
                            trustee must sign the letter
                            of instruction indicating
                            capacity as trustee. If the
                            trustee's name is not in the
                            account registration,
                            provide a copy of the trust
                            document certified within
                            the last 60 days.

                            BUSINESS OR ORGANIZATION
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            the firm's name, the fund's
                            name, the firm's fund
                            account number, and the
                            dollar amount or number of
                            shares to be sold. At least
                            one person authorized by
                            corporate resolution to act
                            on the account must sign the
                            letter of instruction.

                            (small solid bullet) Include
                            a corporate resolution with
                            corporate seal or a
                            signature guarantee.

                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR, GUARDIAN
                            (small solid bullet) Call
                            1-800-544-6666 for
                            instructions.

IN PERSON                   INDIVIDUAL, JOINT TENANT,
                            SOLE PROPRIETORSHIP, UGMA,
                            UTMA
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. The
                            letter of instruction must
                            be signed by all persons
                            required to sign for
                            transactions, exactly as
                            their names appear on the
                            account.

                            TRUST
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. The
                            trustee must sign the letter
                            of instruction indicating
                            capacity as trustee. If the
                            trustee's name is not in the
                            account registration,
                            provide a copy of the trust
                            document certified within
                            the last 60 days.

                            BUSINESS OR ORGANIZATION
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. At least
                            one person authorized by
                            corporate resolution to act
                            on the account must sign the
                            letter of instruction.

                            (small solid bullet) Include
                            a corporate resolution with
                            corporate seal or a
                            signature guarantee.

                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR, GUARDIAN
                            (small solid bullet) Visit a
                            Fidelity Investor Center for
                            instructions. Call
                            1-800-544-9797 for the
                            center nearest you.

AUTOMATICALLY               (small solid bullet) Use
                            Personal Withdrawal Service
                            to set up periodic
                            redemptions from your account.

CHECK                       (small solid bullet) Write a
                            check to sell shares from
                            your account.


EXCHANGING SHARES

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

(small solid bullet) The fund you are exchanging into must be available for sale in your state.

(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.

(small solid bullet) Before exchanging into a fund, read its prospectus.

(small solid bullet) Exchanges may have tax consequences for you.

(small solid bullet) The fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four
exchanges out of the fund per calendar year.    Accounts under common
ownership or control will be counted together for purposes of the four exchange limit.

(small solid bullet) The fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions, and may impose
trading    fees of up to 3.00%     of the amount exchanged. Check each
fund's prospectus for details.

ACCOUNT FEATURES AND POLICIES

FEATURES

The following features are available to buy and sell shares of the fund.

AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.



FIDELITY AUTOMATIC ACCOUNT
BUILDER TO MOVE MONEY FROM
YOUR BANK ACCOUNT TO A
FIDELITY FUND.

MINIMUM                        FREQUENCY                     PROCEDURES
$500                           Monthly or quarterly          (small solid bullet) To set
                                                             up for a new account,
                                                             complete the appropriate
                                                             section on the fund
                                                             application.

                                                             (small solid bullet) To set
                                                             up for existing accounts,
                                                             call 1-800-544-6666 or visit
                                                             Fidelity's web site for an
                                                             application.

                                                             (small solid bullet) To make
                                                             changes, call 1-800-544-6666
                                                             at least three business days
                                                             prior to your next scheduled
                                                             investment date.

DIRECT DEPOSIT TO SEND ALL OR
A PORTION OF YOUR PAYCHECK
OR GOVERNMENT CHECK TO A
FIDELITY FUND.A

MINIMUM                        FREQUENCY                     PROCEDURES
$500                           Every pay period              (small solid bullet) To set
                                                             up for a new account, check
                                                             the appropriate box on the
                                                             fund application.

                                                             (small solid bullet) To set
                                                             up for an existing account,
                                                             call 1-800-544-6666 or visit
                                                             Fidelity's web site for an
                                                             authorization form.

                                                             (small solid bullet) To make
                                                             changes you will need a new
                                                             authorization form. Call
                                                             1-800-544-6666 or visit
                                                             Fidelity's web site to
                                                             obtain one.

A BECAUSE ITS SHARE PRICE
FLUCTUATES, THE FUND MAY NOT
BE AN APPROPRIATE CHOICE FOR
DIRECT DEPOSIT OF YOUR
ENTIRE CHECK.

FIDELITY AUTOMATIC EXCHANGE
SERVICE TO MOVE MONEY FROM A
FIDELITY MONEY MARKET FUND
TO ANOTHER FIDELITY FUND.

MINIMUM                        FREQUENCY                     PROCEDURES
$500                           Monthly, bimonthly,           (small solid bullet) To set
                               quarterly, or annually        up, call 1-800-544-6666
                                                             after both accounts are
                                                             opened.

                                                             (small solid bullet) To make
                                                             changes, call 1-800-544-6666
                                                             at least three business days
                                                             prior to your next scheduled
                                                             exchange date.

PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC
REDEMPTIONS FROM YOUR
ACCOUNT TO YOU OR TO YOUR
BANK ACCOUNT.

FREQUENCY                      PROCEDURES
Monthly                        (small solid bullet) To set
                               up, call 1-800-544-6666.

                               (small solid bullet) To make
                               changes, call Fidelity at
                               1-800-544-6666 at least
                               three business days prior to
                               your next scheduled
                               withdrawal date.



OTHER FEATURES. The following other features are also available to buy and sell shares of the fund.

WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM.

(small solid bullet) You must sign up for the wire feature before using it. Complete the appropriate section on the application when
opening your account, or call    1-800-544-6666     to add the feature
after your account is opened. Call    1-800-544-6666     before your
first use to verify that this feature is set up on your account.

(small solid bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

FIDELITY MONEY LINE
TO TRANSFER MONEY BETWEEN YOUR BANK ACCOUNT AND YOUR FUND ACCOUNT.

(small solid bullet) You must sign up for the Money Line feature before using it. Complete the appropriate section on the application
and then call    1-800-544-6666     or visit Fidelity's web site
before your first use to verify that this feature is set up on your account.

(small solid bullet) Most transfers are complete within three business days of your call.

(small solid bullet)    Minimum Purchase: $500

(small solid bullet) Maximum purchase: $100,000

FIDELITY ON-LINE XPRESS+(registered trademark)
TO MANAGE YOUR INVESTMENTS THROUGH YOUR PC.

CALL    1-800-544-0240     OR VISIT FIDELITY'S WEB SITE FOR MORE
INFORMATION.

(small solid bullet) For account balances and holdings;

(small solid bullet) To review recent account history;

(small solid bullet) For mutual fund and brokerage trading; and

(small solid bullet) For access to research and analysis tools.

   FIDELITY ONLINE TRADING
    TO ACCESS AND MANAGE YOUR ACCOUNT OVER THE INTERNET AT FIDELITY'S
WEB SITE.

(small solid bullet) For account balances and holdings;

(small solid bullet) To review recent account history;

(small solid bullet) To obtain quotes;

(small solid bullet) For mutual fund and brokerage trading; and

(small solid bullet) To access third-party research on companies, stocks, mutual funds and the market.

   FAST
    TO ACCESS AND MANAGE YOUR ACCOUNT AUTOMATICALLY BY PHONE U   SING
TOUCH TONE OR SPEECH RECOGNITION.

   CALL 1-800-544-5555.

(small solid bullet) For account balances and holdings;

(small solid bullet) For mutual fund and brokerage trading;

(small solid bullet) To obtain quotes;

(small solid bullet) To review orders and mutual fund activity; and

(small solid bullet) To change your personal identification number
(PIN).

CHECKWRITING
TO REDEEM SHARES FROM YOUR ACCOUNT.

(small solid bullet) To set up, complete the appropriate section on the application.

(small solid bullet) All account owners must sign a signature card to receive a checkbook.

(small solid bullet) You may write an unlimited number of checks.

(small solid bullet) Minimum check amount: $500

(small solid bullet) Do not try to close out your account by check.

(small solid bullet) To obtain more checks, call Fidelity at 1-800-544-6666.

POLICIES

The following policies apply to you as a shareholder.

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).

(small solid bullet) Monthly or quarterly account statements
(detailing account balances and all transactions completed during the prior month or quarter).

(small solid bullet) Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.

Fidelity may deduct an ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

If your ACCOUNT BALANCE falls below $5,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed.

F   idelity may charge a     FEE FOR CERTAIN SERVICES,    such as
providing historical account documen    ts.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in February and December.

EARNING DIVIDENDS

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for the fund's distributions:

1. REINVESTMENT OPTION. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. CASH OPTION. Your dividends and capital gain distributions will be paid in cash.

4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the
fun   d, o    r paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

TAX CONSEQUENCES

As with any investment, your investment in the fund could have tax consequences for you.

TAXES ON DISTRIBUTIONS. T   he fu    nd seeks to earn income and pay
dividends exempt from federal income tax and Minnesota personal income tax.

A portion of the    dividends you receive     may be subject to
federal, st   ate, or l    ocal income tax    o    r may be subject to
the federal or Min   nesota alternative minimum tax. You may also
receive taxable distributions attributable to the fund's sale of municipal bonds.

   For federal tax purposes    , the fund's distributions of
short-term capital gains and gains on the sale of bonds characterized
as market discount are taxable to you as ordinary income,    while
    the fund's distributions of long-term capital gains are taxable to you generally as capital gains.

   For Minnesota perso    nal income tax pur   poses, distributions
derived from interest on municipal securities of Minnesota issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally
subject to Minnesota personal inco    me tax.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as
a return of capital to shareholders for    federal income tax or
Minnesota personal income tax purposes    . A return of capital
ge   nerally will not be taxable to     you but will reduce the cost
basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed
in   come or     capital gains, you will be "buying a dividend" by
paying the full price for the shares and then receiving a portion of
the price back in the form of a p   otentially taxabl    e
distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may
result in a capital gain or loss for federal and Minn   esota personal
incom    e tax purposes. A capital gain or loss on your investment in
the fund g   enerally i    s the difference between the cost of your
shares and the price you receive when you sell them.

FUND SERVICES


FUND MANAGEMENT

Spartan Minnesota Municipal Income is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager.

   As of March 25, 1999, FMR had approximately $521.7     billion in
discretionary assets under management.

As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.

   Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as sub-adviser for the fund. FIMM is primarily responsible for choosing investments for the fund.

FIMM is an affiliate of FMR. As of    March 29, 1999, FIMM had
approximately $159.8 billion i    n discretionary assets under
management.

Christine Thompson is vice president and manager of Spartan Minnesota Municipal Income, which she has managed since July 1998. She also manages other Fidelity funds. Since joining Fidelity in 1985, Ms.
Thompson has worked as a senior analyst and portfolio manager.

   From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For De   cember 199    9, the group fee rate was    0.1267%    . The
individual fund fee rate is 0.25%.

The total management fee for the fiscal year ended    December 31,
1999, was 0.38%     of the fund's average net assets.

   FMR pays FIMM for providing sub-advisory services.

FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements,
which may be    discontinued     by FMR at any time, can decrease the
fund's expenses and boost its performance.

FUND DISTRIBUTION

FDC distributes the fund's shares.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations,
other than those contained in this    prospectus and in the related
statement of additional information (SAI),     in connection with the
offer contained in this    prospectus    . If given or made, such
other information or representations must not be relied upon as having
been authorized by the fund or FDC. This    prospectus and the related
SAI     do not constitute an offer by the fund or by FDC to sell
shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

APPENDIX


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial history for the past 5 years. Certain information
reflects financial results for a single fund share.    The total
returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment
of all dividends and distributions)    . This information has been
audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial highlights and financial statements, are included in the fund's annual report. A free copy of the annual report is available upon request.

   SELECTED PER-SHARE DATA AND RATIOS


Years ended December 31,         1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.410   $ 11.330   $ 10.940   $ 11.100   $ 10.130
period

Income from Investment            .511       .531       .551       .562       .613
Operations  Net interest
income

 Net realized and unrealized      (.780)     .080       .390       (.160)     .972
gain (loss)

 Total from investment            (.269)     .611       .941       .402       1.585
operations

Less Distributions

 From net interest income         (.511)     (.531)     (.551)     (.562)     (.613)

 In excess of net realized        -          -          -          -          (.002)
gain

 Total distributions              (.511)     (.531)     (.551)     (.562)     (.615)

Net asset value, end of period   $ 10.630   $ 11.410   $ 11.330   $ 10.940   $ 11.100

TOTAL RETURN A                    (2.43)%    5.51%      8.85%      3.78%      16.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 285,029  $ 312,036  $ 296,607  $ 294,432  $ 315,167
(000 omitted)

Ratio of expenses to average      .53%       .55% B     .56% B     .60%       .57%
net assets

Ratio of expenses to average      .51% C     .55%       .56%       .60%       .57%
net assets after expense
reductions

Ratio of net interest income      4.62%      4.68%      5.00%      5.15%      5.69%
to average net assets

Portfolio turnover rate           21%        17%        18%        17%        49%



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.








You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at
1-800-544-8544.    In addition, you may visit Fidelity's web site at
www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available on the SEC's Internet web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-2720

   Spartan, Fidelity Investments & (Pyramid) Design, Fidelity,
Fidelity Investments, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Xpress+, and Directed Dividends are registered trademarks of FMR Corp.

   FAST and Portfolio Advisory Services are service marks of FMR
Corp.

1.540175.102                                            MNF-pro-0200

SPARTAN(registered trademark) MINNESOTA MUNICIPAL INCOME FUND
A FUND OF FIDELITY MUNICIPAL TRUST
STATEMENT OF ADDITIONAL INFORMATION
   FEBRUARY 28, 2000

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus, dated February 28, 2000, or an annual report, please call Fidelity(registered trademark) at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

TABLE OF CONTENTS               PAGE

Investment Policies and         24
Limitations

Special Considerations          28
Regarding Minnesota

Special Considerations          29
Regarding Puerto Rico

Portfolio Transactions          32

Valuation                       32

Performance                     33

Additional Purchase, Exchange   39
and Redemption Information

Distributions and Taxes         39

Trustees and Officers           39

Control of Investment Advisers  42

Management Contract             42

Distribution Services           45

Transfer and Service Agent      46
Agreements

Description of the Trust        46

Financial Statements            47

Appendix                        47



                                                 MNF-ptb-    0200
                                                     1.540392.102

(fidelity_logo_graphic)(registered trademark)
82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or

(8) invest in companies for the purpose of exercising control or management.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations of the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (2))   .

(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the fund.

For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

For purposes of limitations (i) and (4), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 31.

The following pages contain more detailed information about types of instruments in which the fund may invest, strategies Fidelity Management & Research Company (FMR) may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.

AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

ASSET-BACKED SECURITIES represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

BORROWING. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.

CENTRAL CASH FUNDS are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of their investments.

DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.

FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

  LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.

In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

ILLIQUID SECURITIES cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

INVERSE FLOATERS have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.

LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

MUNICIPAL INSURANCE. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or
(ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.

Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

PRINCIPAL MUNICIPAL BOND INSURERS. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.

Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's
Investor   s     Service and "AAA" by Standard & Poor's.

Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by Standard & Poor's.

Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investors Service and "AAA" by Standard & Poor's.

Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investors Service and "AAA" by Standard & Poor's.

Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by Standard & Poor's.

MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the Minnesota legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.

EDUCATION. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

ELECTRIC UTILITIES. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand,
(d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

HEALTH CARE. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

PUT FEATURES entitle the holder to sell a security back to the issuer at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Demand features and standby commitments are types of put features.

REFUNDING CONTRACTS. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

REPURCHASE AGREEMENTS involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

RESTRICTED SECURITIES are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

SOURCES OF LIQUIDITY OR CREDIT SUPPORT. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

TEMPORARY DEFENSIVE POLICIES. The fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

TENDER OPTION BONDS are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

   SPECIAL CONSIDERATIONS REGARDING MINNESOTA

   The following only highlights some of the more significant financial trends and problems affecting Minnesota, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of Minnesota, its agencies, and instrumentalities as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements and other publicly available documents, but is not aware of any fact which would render such information inaccurate.

       CONSTITUTIONAL STATE REVENUE LIMITATIONS.    Minnesota's
constitutionally prescribed fiscal period is a biennium, and the State operates on a biennial budget basis. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the State's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session the Governor is empowered to convene a special session.

       EFFECT OF LIMITATIONS ON ABILITY TO PAY BONDS.    There are no
constitutional or statutory provisions which would impair the ability of Minnesota municipalities to meet their bond obligations if the bonds have been properly issued.

       MINNESOTA'S ECONOMY.    The State of Minnesota relies heavily
on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Diversity and a significant natural resource base are two important characteristics of the State's economy. In 1998, the structure of the State's economy closely paralleled the structure of the United States' economy as a whole. State employment in ten major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within 2 percentage points of the national employment share.

   During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national growth; total employment increased 17.9% in Minnesota while increasing 20.1% nationally. Most of Minnesota's relatively slower growth during this period is associated with declining agricultural employment and with the two recessions in the United States economy occurring in the early 1980s which were more severe in Minnesota than nationwide. Minnesota non-farm employment growth generally kept pace with the nation in the period after the 1981-82 recession ended in late 1982. In the period 1990 to 1998, non-farm employment grew 20.2% compared to 15.0% nationwide. Employment data indicate that the recession which began in July 1990 was less severe in Minnesota than in the national economy and that Minnesota's recovery was more rapid than the nation's.

   Since 1980, State per capita personal income has been within five percentage points of national per capita personal income. Minnesota per capita income has generally remained above the national average during this period. In 1998, Minnesota per capita personal income was 102.8% of the national average.

   Minnesota's monthly unemployment rate was generally less than the national average during 1997 and 1998, averaging 2.5% in 1998, as compared to the national average of 4.5%. A major continuing trend for Minnesota, as for the nation, is the large employment gain in the service industries. From 1990 to 1998, Minnesota service industry employment grew 35.1%. Accompanying this was a decline in agricultural employment.

   Minnesota's resident population grew from 4,085,000 in 1980 to 4,387,000 in 1990, or at an average annual compound rate of 0.7%. In comparison, U.S. population grew at an annual compound rate of 0.9% during this period. Minnesota's population is currently forecast by the U.S. Department of Commerce to grow at an annual compound rate of 0.8% through 2010. Minnesota's population growth accelerated during the late 1980s.

   Manufacturing has proven to be a strong sector, with Minnesota employment growth in this area outperforming its U.S. counterpart in both the 1980-1990 and 1990-1998 periods. Minnesota's manufacturing industries accounted for 16.9% of the State's employment mix in 1998. In the durable goods industries, the State's employment in 1998 was highly concentrated in the industrial machinery and instrument and miscellaneous categories. Of particular importance is the industrial machinery category in which 30.9% of the State's durable goods employment was concentrated in 1998, as compared to 19.7% for the United States as a whole. This emphasis is partly explained by the location in the state of Unisys, IBM, Cray Research, Seagate Technology and other computer equipment manufacturers which are included in the industrial machinery classification.

   The importance of the State's rich resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 1998, 29.2% of the State's non-durable goods employment was concentrated in food and kindred industries, and 16.8% in paper and allied industries. This compares to 22.3% and 8.9%, respectively, for comparable sectors in the national economy. Both of these rely heavily on renewable resources in the state. Over half of the State's acreage is devoted to agricultural purposes, and nearly one-third to forestry. Printing and publishing is also relatively more important in Minnesota than in the U.S.

   The State is situated in the midst of the family farm belt.
Although a decline in jobs in agriculture is forecasted due to technological improvements and the trend away from small family farms, in 1996 Minnesota ranked sixth among all states in total cash receipts derived from agricultural products. In order of receipts, the six major agricultural products in 1996 were corn, soybeans, dairy products, hogs, cattle and calves, and turkeys.

   Mining is currently a less significant factor in the state economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 thousand in 1979 to 8.1 thousand in 1998. It is not expected that mining employment will return to 1979 levels. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat, which may be utilized in the future.

       STATE FISCAL MATTERS.    General fund revenues in the fiscal
year 2000-01, including tobacco settlement payments, are forecast at $23.549 billion as of the November 1999 forecast. The forecast balance for June 30, 2001 is $1.584 billion. Under current law 60% of any projected balance is automatically allocated, leaving an available balance for the current biennium of $571 million.

   The 1999 Legislature passed a $1.250 billion sales tax rebate. Individual income tax rates were reduced in all three brackets, from 6.0% to 5.5%, from 8.0% to 7.25%, and from 8.5% to 8.0%. In addition, the "marriage penalty" inherent in the previous rate structure was eliminated. These changes reduced projected revenues by $1.312 billion for the 1999-2001 biennium.

   The 1999 Legislature also provided that if, based on a forecast of general fund revenues and expenditures in November of an even-numbered year or February of an odd-numbered year, the Commissioner of Finance projects a positive unrestricted budgetary general fund balance at the close of the biennium that exceeds one-half of one percent of total general fund biennial revenues, the Commissioner shall designate the entire balance as available for rebate to taxpayers. In making the determinations of general fund balance or biennial revenue, the Commissioner is prohibited from including any balance or revenue attributable to certain tobacco settlement payments received after July 1, 1998 and before July 1, 2001. If the Commissioner designates an amount for rebate, the Governor must then present a plan to the Minnesota Legislature for rebating that amount, with payments to begin no later than August 15 of the odd-numbered year. The legislation provides that the Legislature shall either enact, modify or reject the plan presented by the Governor.

       LOCAL OBLIGATIONS.    The State of Minnesota has no obligation
to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. There can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

   At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990s by over capacity in certain segments of the commercial real estate market. Local finances are also affected by the amount of state aid that is made available. Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the fund, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.

       MINNESOTA LEGISLATION.    Pursuant to Minnesota legislation
enacted in 1995, exempt-interest dividends that would otherwise be exempt from Minnesota personal income tax in the case of individuals, estates, and trusts may become subject to such tax if the exemption of such income were judicially determined to discriminate against interstate commerce. This provision provides that it applies to taxable years that begin during the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply to previous taxable years. Should an adverse decision be rendered, the value of the securities purchased by the fund might be adversely affected, and the value of the shares of the fund might also be adversely affected.

SPECIAL CONSIDERATIONS REGARDING PUERTO RICO

   The fiscal year of the Government of Puerto Rico begins each July
1. The Governor is constitutionally required to submit to the Legislature an annual balanced budget of capital improvements and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by the Office of Management and Budget ("OMB"), working with the Planning Board, the Department of the Treasury, and other government offices and agencies. Section 7 of
Article VI of the Constitution provides that "The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law."

   The annual budget, which is developed utilizing elements of program budgeting and zero-base budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under: (i) laws existing at the time the budget is submitted; and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor's recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

   A Budgetary Fund was created by Act No. 147 of June 18, 1980, as amended (the "Budgetary Fund Act"), to cover the appropriations approved in any fiscal year in which the revenues available for such fiscal year are insufficient, honor the public debt, and provide for unforeseen circumstances in the provision of public services. The Budgetary Fund Act was amended in 1994 to require that an annual legislative appropriation equal to one third of one percent (.33%) of the total budgeted appropriations for each fiscal year be deposited in the Budgetary Fund. In 1997, the Budgetary Fund Act was further amended to increase the annual legislative appropriation required to be deposited in the Budgetary Fund to one percent (1%) of the total revenues of the preceding fiscal year, beginning in fiscal year 2000. In addition, other income (not classified as revenues) that is not assigned by law to a specific purpose is also required to be deposited in the Budgetary Fund. The maximum balance of the Budgetary Fund may not exceed six percent (6%) of the total appropriations included in the budget for the preceding fiscal year.

   In Puerto Rico, the central government has many functions which in the fifty states are the responsibility of local government, such as providing public education and police and fire protection. The central government also makes large annual grants to the University of Puerto Rico and to the municipalities. Debt service on Sugar Corporation notes paid by the Government of Puerto Rico is included in current expenses for economic development, and debt service on Urban Renewal and Housing Corporation bonds and notes and on Housing Bank and Finance Agency mortgage subsidy bonds paid by the Government of Puerto Rico is included in current expenses for housing.

   Approximately 25.2% of the General Fund is committed, including debt service on direct debt of the Commonwealth and on the debt of the Sugar Corporation, municipal subsidies, grants to the University of Puerto Rico, contributions to Aqueduct and Sewer Authority, and rental payments to Public Building Authority, among other.

   In the fiscal 1999 budget revenues and other resources of all budgetary funds total $10,308,078,000 excluding balances from the previous fiscal year and general obligation bonds authorized. The estimated net increase in General Fund revenues in fiscal 1999 are accounted for by increases in personal income taxes (up $258,354,000), retained non-resident income tax (up $176,921,000), general excise tax of 5% (up $60,259,000), motor vehicles and accessories (up $61,569,000), federal excise taxes on off-shore shipments (up $33,033,000), special excise tax on certain petroleum products (up $20,282,000), corporation income taxes (up $17,347,000), registration and document certification fees (up $13,433,000), alcoholic beverages (up $5,347,000), licenses (up $4,681,000), electronic lottery (up $4,965,000) and decreases in property taxes (down $3,460,000), customs (down $11,864,000) and tollgate taxes (down $56,420,000).

   Current expenses and capital improvements of all budgetary funds total $10,687,869,000, an increase of $951,255,000 from fiscal 1998.
The major changes in General Fund expenditures by program in fiscal 1999 are: public safety and protection (up $187,444,000), education (up $165,661,000), health (up $160,256,000), general government (up
$77,714,000), other debts (up $69,721,000), welfare (up $24,182,000), economic development (up $15,865,000), special pension contributions (up $6,115,000), and decreases in transportation and communications (down $83,000), housing (down $620,000), debt service (down $13,849,000), and contributions to municipalities (down
$37,969,000).

   The general obligation bond authorization for the fiscal 1999 budget was $475,000,000.

   In the fiscal 2000 budget proposal revenues and other resources of all budgetary funds total $10,426,475,000 excluding balances from the previous fiscal year and general obligation bonds authorized. The estimated net increase in General Fund revenues in fiscal 2000 are accounted for by increases in personal income taxes (up $199,000,000), corporation income taxes (up $102,000,000), general excise tax of 5% (up $65,000,000), income tax withheld from non-residents (up $44,000,000), motor vehicles and accessories (up $22,000,000), alcoholic beverages (up $13,000,000), registration and document certification fees (up $10,000,000), and decreases in property taxes (down $2,000,000), special excise tax on certain petroleum products (down $3,000,000), cigarettes (down $6,000,000), federal excise taxes on off-shore shipments (down $24,000,000), and tollgate taxes (down $14,000,000).

   Current expenses and capital improvements of all budgetary funds total $11,012,166,000, an increase of $324,297,000 from fiscal 1999.
The major changes in General Fund expenditures by program in fiscal 2000 are: general government (up $157,265,000), health (up $83,310,000), debt service (up $94,550,000), contributions to municipalities (up $66,296,000), education (up $75,035,000), transportation and communications (up $13,636,000), special pension contributions (up $3,792,000), housing (down $4,645,000), economic development (down $30,201,000), public safety and protection (down $26,999,000), and other debts service (down $106,488,000).

   The general obligation bond authorization for the fiscal 2000 budget was $475,000,000.

   The Government of Puerto Rico is required to contribute directly to three retirement systems for public employees. The Government of Puerto Rico is responsible for approximately 66% of total employer contributions to Employees Retirement System and 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. As of July 1, 1998 the total pension benefit obligation for the Employees Retirement System and the Judiciary Retirement System was $7,638,000,000 and $95,5000,000, respectively, and the unfunded pension benefit obligation for the same period was $5,963,000,000 and $28,400,000, respectively. As of June 30, 1998, the accrued pension liability of the Teachers Retirement System was $3,154,678,299, the value of assets amounted to $2,135,436,000, and the resulting unfunded accrued liability was $1,019,242,299, an increase of $48,437,260 from the prior valuation made as of June 30, 1997.

   On February 1, 1990, the Legislature of Puerto Rico enacted Act No. 1 amending the organic act of the Employees Retirement System to reduce the future pension liabilities of the Employees Retirement System. Also, Act No. 305 of September 24, 1999, further amends the organic act of the Employees Retirement System to change it, prospectively, from a defined benefit system to a defined contribution system. Based on actuarial studies conducted by the actuary of the Employees Retirement System, it is expected that the implementation of the defined contribution system will allow the Government of Puerto Rico to reduce the current actuarial deficit of the Employees Retirement System. Also, the law approving the sale of a controlling interest in PRTC to a consortium led by GTE International Telecommunications Incorporated provides that any future proceeds received by the Government from the sale of its remaining stock ownership in PRTC will be transferred to the Employees Retirement System to reduce its accumulated unfunded pension benefit obligation. It is recognized that it will be necessary to further strengthen the finances of the Teachers Retirement System in order to assure that combined contributions and investment income continue to exceed benefit payments, avoiding the possible future drawdown of assets.

   The economy of Puerto Rico is fully integrated with that of the United States. In fiscal 1998, trade with the United States accounted for approximately 90% of Puerto Rico's exports and approximately 61% of its imports. In this regard, in fiscal 1998 Puerto Rico experienced a $8.5 billion positive adjusted merchandise trade balance.

   Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1998, aggregate personal income was $33.7 billion ($30.8 billion in 1992 prices) and personal per capita income was $8,817 ($8,063 in 1992 prices). Gross product in fiscal 1995 was $28.4 billion ($25.9 billion in 1992 prices) and gross product in fiscal 1999 was $38.1 billion ($29.7 billion in 1992 prices). This represents an increase in gross product of 34% from fiscal 1995 to 1999 (14.5% in 1992 prices).

   Puerto Rico's economic expansion, which has lasted over ten years, continued throughout the five year period from fiscal 1995 through fiscal 1999. Almost every sector of the economy participated, and record levels of employment were achieved. Factors behind the continued expansion included Government-sponsored economic development programs, periodic declines in the exchange value of the U.S. dollar, increases in the level of federal transfers, low oil prices and the relatively low cost of borrowing funds during the period.

   Average employment increased from 1,051,000 in fiscal 1995, to 1,147,000 in fiscal 1999. Unemployment, although at relatively low historical levels, remains above the U.S. average. Average unemployment decreased from 13.8% in fiscal 1995, to 12.5% in fiscal 1999.

   Manufacturing is the largest sector in the economy, accounting for $23.0 billion or 42.8% of gross domestic product in fiscal 1998. The manufacturing sector employed 141,068 workers as of March 1999. Manufacturing in Puerto Rico is now more diversified than during earlier phases of industrial development. In the last two decades, industrial development has tended to be more capital intensive and dependent on skilled labor. This gradual shift is best exemplified by heavy investment in pharmaceuticals, scientific instruments, computers, microprocessors, and electrical products over the last decade. While total employment in the manufacturing sector decreased by 12,205 from March 1997 to March 1999, other indicators suggest that manufacturing production did not decrease. Average weekly hours worked increased 5.2%, industrial energy consumption increased 0.7% and exports increased 45.7% from fiscal 1997 to fiscal 1999. Most of the decreases in employment have been concentrated in the labor intensive industries, particularly apparel, textile and tuna manufacturing. The services sector, which includes wholesale and retail trade and finance, insurance, real estate, hotels and related services, and other services, ranks second in its contribution to gross domestic product and it is the sector that employs the greatest number of people. In fiscal 1998, the service sector generated $19.6 billion in gross domestic product or 36.5% of the total. Employment in this sector grew from 478,079 in fiscal 1994 to 572,765 in fiscal 1998, a cumulative increase of 19.8%. This increase was greater than the 12.5% cumulative growth in employment over the same period. The Government sector of the Commonwealth plays an important role in the economy of the island. In fiscal year 1998, the Government accounted for $5.2 billion of Puerto Rico's gross domestic product, or 9.8% of the total, and provided 21.5% of the total employment. The construction industry has experienced real growth since fiscal 1987. In fiscal 1999, investment in construction rose to an unprecedented $6.6 billion, an increase of 23.9% as compared to $5.4 billion for fiscal 1998. Tourism also contributes significantly to the island economy, accounting for 6.4% of the island's gross domestic product in fiscal 1998.

   The present administration has developed and is implementing a new economic development program which is based on the premise that the private sector should provide the primary impetus for economic development and growth. This new program, which is referred to as the New Economic Model, promotes changing the role of the Government from one of being a provider of most basic services to that of a facilitator for private sector initiatives and encourages private sector investment by reducing Government-imposed regulatory restraints.

   The New Economic Model contemplates the development of initiatives that will foster private investment in, and private management of, sectors that are served more efficiently and effectively by the private enterprise. One of these initiatives has been the adoption of a new tax code intended to expand the tax base, reduce top personal and corporate tax rates, and simplify the tax system. Another initiative is the improvement and expansion of Puerto Rico's infrastructure to facilitate private sector development and growth, such as the construction of the water pipeline and cogeneration facilities described below and the construction of a light rail system for the San Juan metropolitan area.

   The New Economic Model also seeks to identify and promote areas in which Puerto Rico can compete more effectively in the global markets. Tourism has been identified as one such area because of its potential for job creation and contribution to the gross product. In 1993, a new Tourism Incentives Act and a Tourism Development Fund were implemented in order to provide special tax incentives and financing for the development of new hotel projects and the tourism industry. As a result of these initiatives, new hotels have been constructed or are under construction which have increased the number of hotel rooms on the island from 8,415 in fiscal 1992 to 11,095 at the end of fiscal 1999 and to a projected 12,650 by the end of fiscal 2000.

   The New Economic Model also seeks to reduce the size of the Government's direct contribution to gross domestic product. As part of this goal, the Government has transferred certain governmental operations and sold a number of its assets to private parties. Among these are: (i) the Government sold the assets of the Puerto Rico Maritime Authority; (ii) the Aqueducts and Sewer Authority executed a construction and operating agreement with a private consortium for the design, construction, and operation of an approximately 75 million gallon per day water pipeline to the San Juan metropolitan area from the Dos Bocas reservoir in Utuado; (iii) the Electric Power Authority executed power purchase contracts with private power producers under which two cogeneration plants (with a total capacity of approximately 874 megawatts), using fuels other than oil, will be constructed; (iv) the Corrections Administration entered into operating agreements with two private companies for the operation of three new correctional facilities; (v) the Government entered into a definitive agreement to sell certain assets of a pineapple juice processing business and sold certain mango growing operations; (vi) the Government is in the process of transferring to local sugar cane growers certain sugar processing facilities; (vii) the Government sold three hotel properties and is currently negotiating the sale of a complex consisting of two hotels and a convention center; and (viii) the Government sold a controlling interest in the Puerto Rico Telephone Company, a subsidiary of the Telephone Authority, to a consortium led by GTE International Telecommunications Incorporated.

   One of the goals of the Rossello administration is to change Puerto Rico's public health care system from one in which the Government provides free health services to low income individuals through public health facilities owned and administered by the Government to one in which all medical services are provided by the private sector and the Government provides comprehensive health insurance coverage for qualifying (generally low income) Puerto Rico residents. Under this new system, the Government selects, through a bidding system, one private health insurance company in each of several designated regions of the island and pays such insurance company the insurance premium for each eligible beneficiary within such region. This new health insurance system is now covering 77 municipalities out of a total of 78 on the island. It is expected that the last municipality will be added in July 2000. The total cost of this program will depend on the number of municipalities included in the program, the number of participants receiving coverage, and the date coverage commences. As of August 1, 1999, over 1.7 million persons were participating in the program at an estimated annual cost to Puerto Rico for fiscal 2000 of approximately $994 million. In conjunction with this program, the operation of certain public health facilities has been transferred to private entities. The Government's current privatization plan for health facilities provides for the transfer of ownership of all health facilities to private entities. The Government has sold forty-four health facilities to private companies and is currently in the process of closing the sale of fourteen additional health facilities to such companies.

   One of the factors assisting the development of the manufacturing sector in Puerto Rico has been the federal and Commonwealth tax incentives available, particularly those under the Puerto Rico
Industrial Incentives Program and Sections 30A and 936 of the Internal Revenue Code 1986, as amended (the "Code").

   Since 1948, Puerto Rico has promulgated various industrial incentive laws designed to stimulate industrial investment. Under these laws, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other taxes. The most recent of these laws is Act No. 135 of December 2, 1997 (the "1998 Tax Incentives Law").

   The benefits provided by the 1998 Tax Incentives Law are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant. Activities eligible for tax exemption include manufacturing, certain services performed for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico, and laboratories for scientific and industrial research. For companies qualifying thereunder, the 1998 Tax Incentives Law imposes income tax rates ranging from 2% to 7%. In addition, it grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first eighteen months of operation and between 80% and 60% thereafter, and 100% exemption from municipal excise taxes. The 1998 Tax Incentives Law also provides various special deductions designated to stimulate employment and productivity, research and development, and capital investment in Puerto Rico.

   Under the 1998 Tax Incentives Law, companies are able to repatriate or distribute their profits free of dividend taxes. In addition, passive income derived from designated investments will continue to be fully exempt from income and municipal license taxes. Individual shareholders of an exempted business are allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share in the exempted business' income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period will be subject to a 4% income tax rate.

   For many years, U.S. companies operating in Puerto Rico enjoyed a special tax credit that was available under Section 936 of the Code. Originally, the credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. Amendments to Section 936 made in 1993 (the "1993 Amendments") instituted two alternative methods for calculating the tax credit and limited the amount of the credit that a qualifying company could claim. These limitations are based on a percentage of qualifying income (the "percentage of income limitation") and on qualifying expenditures on wages and other wage related benefits (the "economic activity limitation", also known as the "wage credit limitation"). As a result of amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the U.S. Congress and signed into law by President Bill Clinton on August 20, 1996 (the "1996 Amendments"), the tax credit, as described below, is now being phased out over a ten-year period for existing claimants and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995 (including existing Section 936 Corporations (as defined below) to the extent substantially new operations are established in Puerto Rico). The 1996 Amendments also moved the credit based on the economic activity limitation to Section 30A of the Code and phased it out over 10 years. In addition, the 1996 Amendments eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico. The Section 30A Credit and the remaining Section 936 credit are discussed below.

SECTION 30A. The 1996 Amendments added a new Section 30A to the Code.
Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests (which are similar to the 80% and 75% gross income tests of Section 936 of the Code discussed below) to claim a credit (the "Section 30A Credit") against the federal income tax imposed on taxable income derived from sources outside the United States from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income").

   A QDC is a U.S. corporation which (i) was actively conducting a trade or business in Puerto Rico on October 13, 1995, (ii) had a
Section 936 election in effect for its taxable year that included October 13, 1995, (iii) does not have in effect an election to use the percentage limitation of Section 936(a)(4)(B) of the Code, and (iv) does not add a "substantial new line of business."

   The Section 30A Credit is limited to the sum of (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages, (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property, and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).

   A QDC electing Section 30A of the Code may compute the amount of its active business income, eligible for the Section 30A Credit, by using either the cost sharing formula, the profit-split formula, or the cost-plus formula, under the same rules and guidelines prescribed for such formulas as provided under Section 936 (see discussion below). To be eligible for the first two formulas, the QDC must have a significant presence in Puerto Rico.

   In the case of taxable years beginning after December 31, 2001, the amount of possession income that would qualify for the Section 30A Credit would be subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995.

   Section 30A applies only to taxable years beginning after December 31, 1995 and before January 1, 2006.

   SECTION 936. Under Section 936 of the Code, as amended by the 1996 Amendments, and as an alternative to the Section 30A Credit, U.S. corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their U.S. corporate income tax, the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business. To qualify under Section 936 in any given taxable year, a corporation must derive for the three-year period immediately preceding the end of such taxable year (i) 80% or more of its gross income from sources within Puerto Rico and (ii) 75% or more of its gross income from the active conduct of a trade or business in Puerto Rico.

   Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (A) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles, and other functions carried out in Puerto Rico, provided it contributes to the research and development expenses of its affiliated group or pays certain royalties; (B) a profit-split formula, whereby it is allowed to claim 50% of the net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (C) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico. To be eligible for the first two formulas, the Section 936 Corporation must have a significant business presence in Puerto Rico for purposes of the Section 936 rules.

   As a result of the 1993 Amendments and the 1996 Amendments, the
Section 936 credit is only available to companies that were operating in Puerto Rico on October 13, 1995, and had elected the percentage of income limitation and is limited in amount to 40% of the credit allowable prior to the 1993 Amendments, subject to a five-year phase-in period from 1994 to 1998 during which period the percentage of the allowable credit is reduced from 60% to 40%.

   In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit will be subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years beginning in 2006.

   PROPOSAL TO EXTEND THE PHASEOUT OF SECTION 30A. During 1997, the Government of Puerto Rico proposed to Congress the enactment of a new permanent federal incentive program similar to that provided under
Section 30A. Such a program would provide U.S. companies a tax credit based on qualifying wages paid and other wage-related expenses, such as fringe benefits, as well as depreciation expenses for certain tangible assets and research and development expenses. Under the Governor's proposal, the credit granted to qualifying companies would continue in effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic parameters. The fiscal 1998, fiscal 1999 and fiscal 2000 budgets submitted by President Clinton to Congress included a proposal to modify Section 30A to (i) extend the availability of the Section 30A Credit indefinitely; (ii) make it available to companies establishing operations in Puerto Rico after October 13, 1995; and (iii) eliminate the income cap. This proposal was not included in the 1998 or 1999 budgets approved by Congress. While the Government of Puerto Rico plans to continue lobbying for this proposal, it is not possible at this time to predict whether the Section 30A Credit will be so modified.

   OUTLOOK. It is not possible at this time to determine the long-term effect on the Puerto Rico economy of the enactment of the 1996 Amendments. The Government of Puerto Rico does not believe there will be short-term or medium-term material adverse effects on Puerto Rico's economy as a result of the enactment of the 1996 Amendments. The Government of Puerto Rico further believes that during the phase-out period sufficient time exists to implement additional incentive programs to safeguard Puerto Rico's competitive position.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.

The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).

For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws, the fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

Fo   r the fiscal periods ended     December 31, 1999 and 1998, the
fund's portfolio turnover rates were 21% and 17%.

Fo   r the fiscal years ended Decem    ber 31, 1999, 1998, and 1997,
the fund paid no brokerage commissions.

During the fiscal year ende   d December 31, 1999, the fund paid no
    brokerage commissions to firms that provided research services.

The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwriting.

From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.

Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of
other funds or investment accounts managed by FMR    or its
affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

The fund's net asset value per share (NAV) is the value of a single share. The NAV of the fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Portfolio securities are valued by various methods. If quotations are not available, fixed-income securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market
quotations, if available.    Securities of other open-end investment
companies are valued at their respective NAVs.

The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

PERFORMANCE

The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield and return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

YIELD CALCULATIONS. Yields for the fund are computed by dividing the fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.

Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

The tax-equivalent yield of the fund    reflects a comparison of the
fund's yield to the yield of     a fully taxable investment   .
Tax-equivalent yields are calculated by dividing    that portion
of     the fund's yield    that is tax-exempt     by the result of one
minus    the applicable     specified combined federal and   /or
state income tax rate    and adding the quotient to that portion, if
any, of the fund's yield that is not tax-exempt    .

The following tables show the effect of a shareholder's tax status on
   tax-equivalent     yield under federal and state income tax laws
for    2000    . The second table shows the    tax-equivalent
yields     at various income brackets of hypothetical tax-exempt
obligations yielding from    2    % to    7    %. Of course, no
assurance can be given that the fund will achieve any specific tax-exempt yield. While the fund invests principally in obligations
whose interest is exempt from federal and    applicable     state
income tax,    some portion of the     income received by the fund may
be taxable.

Use the first table to find your approximate effective tax bracket
taking into account federal and state taxes for    2000    .

                            2000     tax rates   ***


Taxable Income*

Single Return              Joint Return             Federal Marginal Rate  Minnesota State Marginal Rate


$ 26,251         $ 57,710  $ 43,851      $ 102,030   28.00%                 7.25%

 57,711           63,550    102,031       105,950    28.00%                 8.00%

 63,551           132,600   105,951       161,450    31.00%                 8.00%

 132,601          288,350   161,451       288,350    36.00%                 8.00%

 288,351         and up     288,351      and up      39.60%                 8.00%



                            2000     tax rates   ***


Taxable Income*

Single Return              Joint Return             Federal Marginal Rate     Combined Federal and State
                                                                              Effective Rate**


$ 26,251         $ 57,710  $ 43,851      $ 102,030   28.00%                     33.2200%

 57,711           63,550    102,031       105,950    28.00%                     33.7600%

 63,551           132,600   105,951       161,450    31.00%                     36.5200%

 132,601          288,350   161,451       288,350    36.00%                     41.1200%

 288,351         and up     288,351      and up      39.60%                     44.4320%




* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.

** Excludes the impact of    the alternative minimum tax,     the
phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a
taxpayer's marginal tax rate.    Assumes a shareholder itemizes
deductions.     An increase in a shareholder's marginal tax rate would
increase that shareholder's tax-equivalent yield.

*** Does not take into account local taxes, if any   ,     payable on
fund distributions.

Having determined your effective tax bracket, use the following table
to determine the tax-equivalent yield for a given    tax-exempt
obligation's     yield.


         If your combined federal and state effective tax rate in 2000 is:



                               33.22%   33.76%   36.52%   41.12%   44.43%



If a tax-exempt  obligation's  Tax-equivalent yield would be:
yield is:



2%                              2.99%    3.02%    3.15%    3.40%    3.60%

3%                              4.49%    4.53%    4.73%    5.10%    5.40%

4%                              5.59%    6.04%    6.30%    6.79%    7.20%

5%                              7.49%    7.55%    7.88%    8.49%    9.00%

6%                              8.98%    9.06%    9.45%    10.19%   10.80%

7%                              10.48%   10.57%   11.03%   11.89%   12.60%



The fund may invest a portion of its assets in obligations that are
subject to    federal and/or state     income taxes. When the fund
invests in these obligations, its tax-equivalent yield    may     be
lower. In the table above, the tax-equivalent yields are calculated
assuming investments are 100%    exempt from federal and state income
taxes    .

RETURN CALCULATIONS. Returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the fund.

In addition to average annual returns, the fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted
on a before-tax or after-tax basis.    After-tax returns reflect the
return of a hypothetical account after payment of federal and/or state taxes using assumed tax rates. After-tax returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by selling shares, that shares are held through the entire period, sold on the last day of the period, or sold at a future date, and distributions are reinvested or paid in cash. Returns may or may not include the effect of the fund's small account fee. Excluding the fund's small account fee from a return calculation produces a higher
return figure.     Returns, yields and other performance information
may be quoted numerically or in a table, graph, or similar illustration.

NET ASSET VALUE. Charts and graphs using the fund's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.

HISTORICAL FUND RESULTS. The following table shows the fund's yield, tax-equivalent yield, and returns for the fiscal periods ended
December 31, 199   9.

The tax-equivalent yield for the fund is based on a combined effective
federal and state income tax rate of    41.12%.
   As of December 31, 1999, none of the fund's income was subject to state taxes. Note that the fund may invest in securities whose income is subject to federal or Minnesota alternative minimum tax.


                                                                      Average Annual Returns

                             Thirty-Day Yield  Tax- Equivalent Yield  One Year                Five Years  Ten Years

Spartan Minnesota Municipal   4.90%             8.32%                  -2.43%                  6.17%       5.96%
Income





                             Cumulative Returns

                             One Year            Five Years  Ten Years

Spartan Minnesota Municipal   -2.43%              34.89%      78.46%
Income



   Note: If FMR had not reimbursed cert    ain fund expenses during
these periods, the fund's returns would have been lower.

The following table shows the income and capital elements of the fund's cumulative return. The table compares the fund's return to the record of the Standard & Poor's 500SM Index (S&P 500(registered trademark)), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same
period.    The     S&P 500 and DJIA comparisons are provided to show
how the fund's return compared to the record of a    market
capitalization-weighted     index of common stocks and a narrower set
of stocks of major industrial companies, respectively, over the same period. Because the fund invests in fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the fund. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.

During the 10-year period ended    December 31, 1999,     a
hypothetical $10,000 investment in Spartan Minnesota Municipal Income
would have grown to    $17,846    , assuming all distributions were
reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.


SPARTAN MINNESOTA MUNICIPAL
INCOME FUND

Fiscal Year Ended         Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 10,105                  $ 7,645                       $ 96                         $ 17,846

1998                      $ 10,846                  $ 7,342                       $ 103                        $ 18,291

1997                      $ 10,770                  $ 6,464                       $ 102                        $ 17,336

1996                      $ 10,399                  $ 5,428                       $ 99                         $ 15,926

1995                      $ 10,551                  $ 4,695                       $ 100                        $ 15,346

1994                      $ 9,629                   $ 3,512                       $ 89                         $ 13,230

1993                      $ 10,951                  $ 3,125                       $ 0                          $ 14,076

1992                      $ 10,314                  $ 2,206                       $ 0                          $ 12,520

1991                      $ 10,200                  $ 1,433                       $ 0                          $ 11,633

1990                      $ 10,029                  $ 693                         $ 0                          $ 10,722





SPARTAN MINNESOTA MUNICIPAL  INDEXES
INCOME FUND

Fiscal Year Ended            S&P 500   DJIA      Cost of Living


1999                         $ 53,289  $ 53,747  $ 13,347

1998                         $ 44,024  $ 42,276  $ 12,998

1997                         $ 34,240  $ 35,805  $ 12,791

1996                         $ 25,674  $ 28,677  $ 12,577

1995                         $ 20,880  $ 22,281  $ 12,173

1994                         $ 15,177  $ 16,297  $ 11,872

1993                         $ 14,980  $ 15,525  $ 11,562

1992                         $ 13,608  $ 13,270  $ 11,253

1991                         $ 12,642  $ 12,367  $ 10,936

1990                         $ 9,688   $ 9,946   $ 10,611



Explanatory Notes: With an initial investment of $10,000 in the fund on January 1, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to    $17,929    . If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to    $5,806 for dividends and $78     for capital
gain distributions.

PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed
as mutual fund rankings prepared by    Lipper Inc. (Lipper)    , an
independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. The fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.

The fund's performance may also be compared to that of the benchmark index representing the universe of securities in which the fund may invest. The return of the index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

The fund may compare its performance to the Lehman Brothers Municipal Bond Index, a market value-weighted index for investment-grade municipal bonds with maturities of one year or more. Issues included
in the index have been issued after December 31, 1   990 and have been
issued as part of an offering     of at least $50 million. After
December 31, 1995, zero coupon bonds and issues subject to the
alternative minimum tax are included in the i   ndex    . Issues
included in the index prior to January 1, 2000 have an outstanding par
value    of at least $3 million; while issues included in the index after January 1, 2000 have an outstanding par value of at least $5 million.

Spartan Minnesota Municipal Income may also compare its performance to that of the Lehman Brothers Minnesota Enhanced Municipal Bond Index, a market value-weighted index of Minnesota investment-grade municipal bonds with maturities of one year or more. Issues included in the index have been issued as part of an offering of at least $20 million, have an outstanding par value of at least $2 million, and have been issued after December 31, 1990.

The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

The fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike municipal bond mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The sales charges of many municipal bond mutual funds are lower than the purchase cost of individual municipal bonds, which are generally subject to direct brokerage costs.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.

The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the fund may also discuss or illustrate examples of interest rate sensitivity.

MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.

The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

   As of December 31, 1999, FMR advised over $35 billion in municipal fund assets, $143 billion in taxable fixed-income fund assets, $149 billion in money market fund assets, $630 billion in equity fund assets, $22 billion in international fund assets, and $41 billion in
Spartan fund assets.     The fund may reference the growth and variety
of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, the fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. The fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

   The fund may make redemption payments in whole or in part in readily marketable securities or other property, valued for this purpose as they are valued in computing the fund's NAV, if FMR determines it is in the best interests of the fund. Shareholders that
receive securiti    es or other property on redemption may realize a
gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

DISTRIBUTIONS AND TAXES

DIVIDENDS. To the extent that the fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction.

The fund purchases municipal securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

MINNESOTA TAXES. Shareholders of the fund who are individuals, estates
or    trusts     and who are subject to Minnesota personal income tax
will not be subject to such tax on distributions with respect to shares of the fund to the extent that 1) such distributions are exempt interest dividends for federal income tax purposes, 2) are attributable to interest on tax-exempt obligations to the State of Minnesota, its political or governmental subdivisions, or any of its municipalities or its governmental agencies or instrumentalities, and
3) the portion of the exempt interest dividends from Minnesota that are paid equals or exceeds 95 percent of all exempt interest dividends paid. In addition, distributions with respect to interest derived from obligations of the United States will not be subject to the Minnesota personal income tax. Any distributions with respect to shares of the fund other than those described in the preceding sentences, including, but not limited to, long or short term capital gains, may be subject to the Minnesota personal income tax. Capital gain distributions paid will be taxed in Minnesota at the same rate as other income. Distributions derived from private activity bonds included in federal alternative minimum taxable income and other exempt-interest dividends may generate Minnesota alternative minimum tax. Generally, the fund's distributions to a corporation will be subject to the Minnesota income tax with respect to such distributions. Pursuant to Minnesota legislation enacted in 1995, exempt-interest dividends that would otherwise be exempt from Minnesota personal income tax in the case of
individual   s    , estates, and trusts may become subject to such tax
if the exemption of such income were judicially determined to discriminate against interstate commerce.

CAPITAL GAIN DISTRIBUTIONS. The fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

As of December 31, 1999, the fund h   ad a capital loss carryforward
aggregating approximately $2,562,000, all of which will expire on
    December 31   , 2003 and is available to offset futu    re capital
gains.

TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trust are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity
In   vestments(registered trademark), P.    O. Box 9235, Boston,
Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (   69    ), Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management &
Research (Far East) Inc.;    and a Director of FDC. Abigail Johnson,
Member of the Advisory Board of Fidelity Municipal Trust, is Mr. Johnson's daughter.

   ABIGAIL P. JOHNSON (38), Member of the Advisory Board of Fidelity Municipal Trust (1999), is Vice President of certain Equity Funds
(1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

RALPH F. COX (   67    ), Trustee, is President of RABAR Enterprises
(management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company
(exploration and production).    He is a Director of Waste Management
Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), and Bonneville Pacific (independent power and petroleum production).
I    n addition, he is a member of advisory boards of Texas A&M
University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (   68    ), Trustee.    Mrs. Davis is retired
from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of
U.S. sales, distribution, and manufacturing.     She is currently a
Director of BellSouth Corporation (telecommunications), Eaton
Corporation    (    manufacturing), and the TJX Companies, Inc.
(retail stores),    and previously served as a Director of Hallmark
Cards, Inc., Nabisco Brands, Inc., and Standard Brands Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

ROBERT M. GATES (   56    ), Trustee (1997), is a consultant, author,
and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy
National Security Advisor.    Mr. Gates is a Director of Charles Stark
Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (automotive, space, defense, and information technology). Mr. Gates previously served as a Director of LucasVarity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and
Public Service at Texas A & M University (1999-2000).     Mr. Gates
also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.

DONALD J. KIRK (   67    ), Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business.    From 1987 to
January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations,
1993-1995)    . He serves as Chairman of the Board of Directors of
National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven
Health Services Corp. (1998),    Vice Chairman of the Public Oversight
Board of the American Institute of Certified Public Accountants' SEC
Practice Section (1995),     and as a Public Governor of the National
Association of Securities Dealers, Inc. (1996).

   NED C. LAUTENBACH (55),Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

*PETER S. LYNCH (   56    ), Trustee, is Vice Chairman and Director of
FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan(registered trademark) Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

   WILLIAM O. McCOY (66), Trustee (1997), is the Interim Chancellor for the University of North Carolina at Chapel Hill. Previously he had served from 1995 through 1998 as Vice President of Finance for the University of North Carolina (16-school system). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Duke-Weeks Realty Corporation (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Dynatech Corporation (electronics, 1999). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy served as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994-1998) and currently serves on the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).

GERALD C. McDONOUGH (   71    ), Trustee and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and
Chairman    of     the Board of York International Corp. (air
conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.

MARVIN L. MANN (   66    ), Trustee (1993), is    Chairman
Emeritus    , of Lexmark International, Inc. (office machines, 1991)
   where he still remains a member of the Board    . Prior to 1991, he
held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993), Imation Corp. (imaging and
information storage, 1997).    He is a Board member of Dynatech
Corporation (electronics, 1999).

*ROBERT C. POZEN (   53    ), Trustee (1997) and Senior Vice
President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

THOMAS R. WILLIAMS (   71    ), Trustee, is President of The Wales
Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and
First Atlanta Corporation (bank holding company). He is    currently a
Director of National Life Insurance Company of Vermont and American Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).

DWIGHT D. CHURCHILL (   46    ), is Vice President of Bond Funds,
Group Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

   FRED L. HENNING, JR. (60), is President of Fidelity Investments Fixed-Income Division (1998), and Senior Vice President of FMR and of Fidelity Investments Money Management, Inc. Mr. Henning joined Fidelity in 1977 as portfolio manager for Fidelity Daily Income Trust Fund. Since then, he has held a number of positions with FMR and its affiliates and serves as an officer of other investment companies
managed o    r advised by FMR.

CHRISTINE JONES THOMPSON (41), is Vice President of Spartan Minnesota
Municipal Income Fund (1998),    and other funds managed by FMR    .
Prior to her current responsibilities, Ms. Thompson managed a variety of Fidelity funds.

ERIC D. ROITER (   51    ), Secretary (1998), is Vice President (1998)
and General Counsel of FMR (1998)    and Vice President and Clerk of
FDC (1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the
U.S. Securities and Exchange Commission (1979-1981).     Mr. Roiter
was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

   ROBERT A. DWIGHT (41), Treasurer (2000), is Treasurer of the Fidelity funds and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

   MARIA F. DWYER (41), Deputy Treasurer (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee
(1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

MATTHEW N. KARSTETTER ( 38 ), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).

STANLEY N. GRIFFITH (   53    ), Assistant Vice President (1998), is
Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and an employee of FMR Corp.

JOHN H. COSTELLO (   53    ), Assistant Treasurer, is an employee of
FMR.

THOMAS J. SIMPSON (   41    ), Assistant Treasurer (1996), is
Assistant Treasurer of Fidelity's Fixed-Income Funds (1998) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his
or her services for the fiscal year ended    December 31, 1999.


Compensation Table



Trustees and Member of the  Aggregate Compensation from  Total Compensation from the
Advisory Board              Spartan MN Muni IncomeB      Fund Complex*,A

Edward C. Johnson 3d**      $ 0                          $ 0

Abigail P. Johnson**        $ 0                          $ 0

Ralph F. Cox                $ 88                         $ 217,500

Phyllis Burke Davis         $ 86                         $ 211,500

Robert M. Gates             $ 88                         $ 217,500

E. Bradley Jones****        $ 88                         $ 217,500

Donald J. Kirk              $ 88                         $ 217,500

Ned C. Lautenbach***        $ 20                         $ 54,000

Peter S. Lynch**            $ 0                          $ 0

William O. McCoy            $ 87                         $ 214,500

Gerald C. McDonough         $ 109                        $ 269,000

Marvin L. Mann              $ 88                         $ 217,500

Robert C. Pozen**           $ 0                          $ 0

Thomas R. Williams          $ 86                         $ 213,000



* Information is for the calendar year ended December 31, 1999 for
236     funds in the complex.

** Interested Trustees of the fund    and     Ms. Johnson are
compensated by FMR.

   *** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board.
Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

   **** Mr. Jones served on the Board of Trustees through December 31,
1999.

   A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William
O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas R. Williams, $62,319.

   B Compensation figures include cash.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

   As of December 31, 1999, the Trustees, Members of the Advisory
Board, and officers of the fund owned, in the aggregate,     less than
1% of the fund's total outstanding shares.

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR and Fidelity Investments Money Management, Inc. (FIMM). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing
Company, which provides marketing services to various companies within the Fidelity organization.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

MANAGEMENT SERVICES. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.


GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES



Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .3700%            $ 1 billion      .3700%

 3 - 6                .3400             50               .2188

 6 - 9                .3100             100              .1869

 9 - 12               .2800             150              .1736

 12 - 15              .2500             200              .1652

 15 - 18              .2200             250              .1587

 18 - 21              .2000             300              .1536

 21 - 24              .1900             350              .1494

 24 - 30              .1800             400              .1459

 30 - 36              .1750             450              .1427

 36 - 42              .1700             500              .1399

 42 - 48              .1650             550              .1372

 48 - 66              .1600             600              .1349

 66 - 84              .1550             650              .1328

 84 - 120             .1500             700              .1309

 120 - 156            .1450             750              .1291

 156 - 192            .1400             800              .1275

 192 - 228            .1350             850              .1260

 228 - 264            .1300             900              .1246

 264 - 300            .1275             950              .1233

 300 - 336            .1250             1,000            .1220

 336 - 372            .1225             1,050            .1209

 372 - 408            .1200             1,100            .1197

 408 - 444            .1175             1,150            .1187

 444 - 480            .1150             1,200            .1177

 480 - 516            .1125             1,250            .1167

 516 - 587            .1100             1,300            .1158

 587 - 646            .1080             1,350            .1149

 646 - 711            .1060             1,400            .1141

 711 - 782            .1040

 782 - 860            .1020

 860 - 946            .1000

 946 - 1,041          .0980

 1,041 - 1,145        .0960

 1,145 - 1,260        .0940

 Over    1,260        .0920



The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at    $826 billion of group net assets - the approximate level
for December 1999 - was .1267%, which is the weighted average of the respective fee rates for each level of group net assets up to $826 billion.

The fund's individual fund fee rate is 0.25%. Based on the average group net assets of the funds advised by FMR for December 1999, the fund's annual management fee rate would be calculated as follows:


                             Group Fee Rate     Individual Fund Fee Rate     Management Fee Rate

Spartan Minnesota Municipal  0.1267%         +  0.25%                     =  0.3767%
Income



One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

   For the fiscal years ended     December 31   , 1999, 1998, and
1997, the fund paid FMR management fees of $1,170,258, $1,164,692, and $1,133,351, respectively.

FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to
   revision     or discontinuance. FMR retains the ability to be
repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase the fund's returns and yield, and repayment of the reimbursement by the fund will lower its returns and yield.

   FMR voluntarily agreed to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The table below shows the periods of reimbursement and levels of expense limitation.


                             Periods of Expense Limitation                     Aggregate Operating Expense
                             From                           To                 Limitation

Spartan Minnesota Municipal  January 1, 1999                December 31, 1999   0.55%
Income Fund

                             January 1, 1998                December 31, 1998   0.55%

                             April 1,  1997                 December 31, 1997   0.55%




                             Fiscal Years Ended December 31  Management Fee Before  Amount of  Management Fee
                                                             Reimbursement          Reimbursement

Spartan Minnesota Municipal  1999                            $ 1,170,258            $ 0
Income Fund

                             1998                            $ 1,164,692            $ 107,598

                             1997                            $ 1,133,351            $ 66,714


SUB-ADVISER. FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing investments for the fund.

Under the terms of the sub-advisory agreement, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

   On behalf of the fund, for the fiscal year ended December 31, 1999, FMR paid FIMM a fee of $585,129.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with Fidelity Distributors Corporation (FDC), an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Spartan Minnesota Municipal Income shares.

   Pri    or to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.

   FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of
services     provided by the intermediary, the sale or expected sale
of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with    Citibank,
N.A. (Citibank)    , which is located at 111 Wall Street, New York,
New York. Under the terms of the agreement,    Citibank     provides
transfer agency, dividend disbursing, and shareholder services for the
fund.    Citibank     in turn has entered into a sub-transfer agent
agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR. Under the terms of the sub-agreement, FSC performs all processing activities associated with providing these services for the fund and
receives all related transfer agency fees paid to    Citibank    .

For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in the fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type and fund type. The account fees are subject to increase based on postage rate changes.

FSC also collects small account fees from certain accounts with balances of less than $2,500.

In addition,    Citibank     receives the pro rata portion of the
transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each Fidelity Freedom Fund and Fidelity Four-in-One Index Fund, funds of funds managed by an FMR affiliate, according to the percentage of the QSTP's, Freedom Fund's or Fidelity Four-in-One Index Fund's assets
that is invested in the fund,    subject to certain limitations in the
case of Fidelity Four-in-One Index Fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund has also entered into a service agent agreement with
   Citibank    . Under the terms of the agreement,    Citibank
    provides pricing and bookkeeping services for the fund.
   Citibank     in turn has entered into a sub-service agent agreement
with FSC. Under the terms of the sub-agreement, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for the fund and maintaining the fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to
   Citibank    .

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the fund are 0.0275% of the first $500 million of average net assets, 0.0175% of
average net assets between $500 million and    $3 billion, 0.0021% of
average net assets between $3 billion and $25 billion, and 0.00075% of
average net assets in excess of $25 billi    on. The fee, not
including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

For the fiscal years ended December 31, 1999, 1998, and 1997, the fund paid FSC pricing and bookkeeping fees, including reimbursement for
related out-of-pocket expenses, of $93,87   9, $128,658, and $123,870,
re    spectively.

DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. Spartan Minnesota Municipal Income Fund is a fund of Fidelity Municipal Trust, an open-end management investment company organized as a Massachusetts business trust on June 22, 1984.
Currently, there are five funds in the trust: Spartan    Michigan
Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, and
Spartan Pennsyl    vania Municipal Income Fund. The Trustees are
permitted to create additional funds in the trust.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

SHAREHOLDER LIABILITY. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value that you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading
"Shareholder Liability" above.

The trust or any of its funds may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund with another entity or the sale of substantially all of the assets of the trust or a fund to another entity requires approval by a vote of shareholders of the trust or the fund. The Trustees may, however, reorganize or terminate the trust or any of its funds without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

CUSTODIAN.    Citibank, N.A., 111 Wall Street, New York, New York, is
custodian of the assets of the fund. The custodian is responsible for
the saf    ekeeping of a fund's assets and the appointment of any
subcustodian banks and clearing agencies.

FMR, its officers and directors, its affiliated companies, and members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

AUDITOR.    PricewaterhouseCoopers     LLP, 160 Federal Street,
Boston, Massachusetts, serves as independent accountant for the fund. The auditor examines financial statements for the fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended December 31, 1999, and report of the auditor, are included in the fund's annual report and are incorporated herein by reference.

APPENDIX

Spartan, Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity
Focus,    Fidelity     Investments, and Magellan are registered
trademarks of FMR Corp.

THE THIRD PARTY MARKS APPEARING ABOVE ARE THE MARKS OF THEIR
RESPECTIVE OWNERS.


Like securities of all mutual
funds, these securities have
not been approved or
disapproved by the
Securities and Exchange
Commission, and the
Securities and Exchange
Commission has not
determined if this
prospectus is accurate or
complete. Any
representation to the
contrary is a criminal
offense.

FIDELITY'S
MICHIGAN MUNICIPAL
FUNDS

FIDELITY(REGISTERED TRADEMARK) MICHIGAN MUNICIPAL MONEY MARKET FUND (fund number 420, trading symbol FMIXX)

SPARTAN(REGISTERED TRADEMARK) MICHIGAN MUNICIPAL INCOME FUND
(fund number 081, trading symbol FMHTX)

PROSPECTUS
       FEBRUARY 28, 2000

(FIDELITY_LOGO_GRAPHIC)(registered trademark)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS


FUND SUMMARY             2   INVESTMENT SUMMARY

                         3   PERFORMANCE

                         5   FEE TABLE

FUND BASICS              6   INVESTMENT DETAILS

                         8   VALUING SHARES

SHAREHOLDER INFORMATION  8   BUYING AND SELLING SHARES

                         15  EXCHANGING SHARES

                         15  ACCOUNT FEATURES AND POLICIES

                         18  DIVIDENDS AND CAPITAL GAIN
                             DISTRIBUTIONS

                         18  TAX CONSEQUENCES

FUND SERVICES            19  FUND MANAGEMENT

                         19  FUND DISTRIBUTION

APPENDIX                 20  FINANCIAL HIGHLIGHTS

FUND SUMMARY


INVESTMENT SUMMARY

INVESTMENT OBJECTIVE

MICHIGAN MUNICIPAL MONEY MARKET FUND seeks as high a level of current income, exempt from federal income tax and Michigan personal income tax, as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet)    Normally inv    esting in municipal money
market securities, including s   hares of     a municipal money market
fund managed by an affiliate of FMR.

(small solid bullet) Nor   mally inves    ting so that at least 80% of
the fund's income distributions is exempt from federal and Michigan income taxes.

(small solid bullet) Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.

(small solid bullet) Investing in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a money market security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.

(small solid bullet) GEOGRAPHIC CONCENTRATION. Unfavorable political or economic conditions within Michigan can affect the credit quality of issuers located in that state.

(small solid bullet) ISSUER-SPECIFIC CHANGES. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

INVESTMENT OBJECTIVE

SPARTAN MICHIGAN MUNICIPAL INCOME FUND seeks a high level of current income exempt from federal income tax and Michigan personal income tax. The fund also seeks income exempt from certain business or corporate taxes.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Norm   ally     investing in investment-grade
mun   icipal debt securities (those of medium an    d high quality).

(small solid bullet) Norm   ally in    vesting at least 80% of assets
in securities exempt from federal and Michigan personal income taxes.

(small solid bullet) Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.

(small solid bullet) Managing the fund to have similar overall interest rate risk to the Lehman Brothers Michigan Municipal Bond
Index.

(small solid bullet) Allocating assets across different market sectors and maturities.

(small solid bullet) Analyzing a security's structural feature   s and
current pricing,     trading opportunities, and the credit quality of
its issuer    to sel    ect investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) GEOGRAPHIC CONCENTRATION. Unfavorable political or economic conditions within Michigan can affect the credit quality of issuers located in that state.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more
volatile than the market as a whole and can perform differentl   y
fro    m the value of the market as a whole.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

PERFORMANCE

The following information illustrates the changes    in each
fund    's performance from year to year and compares the bond fund's
performance to the performance of a market    index     and an average
of the performance of similar f   unds over various periods of time.
Spartan Michigan Municipal Income also compares its performance to the
performance of an additional inde    x over various periods of time.
Data for the additional index for Spartan Michigan Municipal Income is available only from June 30, 1993 to the present. Returns are based on past results and are not an indication of future performance.

YEAR-BY-YEAR RETURNS

MI MUNICIPAL MONEY MARKET

Calendar Years    1991   1992   1993   1994   1995   1996   1997   1998   1999

                  4.46%  2.66%  1.98%  2.44%  3.38%  3.00%  3.18%  3.00%  2.82%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: 4.46
Row: 3, Col: 1, Value: 2.66
Row: 4, Col: 1, Value: 1.98
Row: 5, Col: 1, Value: 2.44
Row: 6, Col: 1, Value: 3.38
Row: 7, Col: 1, Value: 3.0
Row: 8, Col: 1, Value: 3.18
Row: 9, Col: 1, Value: 3.0
Row: 10, Col: 1, Value: 2.82

DURING TH   E PERIODS SHOWN IN THE CHART FOR MICHIGAN MUNICIPAL MONEY
MARKET, THE HIGHEST RETURN FOR A QUARTER WAS 1.18% (QUARTER ENDED
    MARCH 31, 1991) AND THE LOWEST RETURN FOR A QUARTER WAS 0.48%
(QUARTER ENDED MARCH 31, 1994).

SPARTAN MI MUNICIPAL INCOME

Calendar Years               1990   1991    1992   1993    1994    1995    1996   1997   1998   1999

                             5.15%  12.04%  9.54%  13.83%  -7.50%  15.41%  3.38%  9.02%  5.71%  -2.63%



Percentage (%)
Row: 1, Col: 1, Value: 5.15
Row: 2, Col: 1, Value: 12.04
Row: 3, Col: 1, Value: 9.539999999999999
Row: 4, Col: 1, Value: 13.83
Row: 5, Col: 1, Value: -7.5
Row: 6, Col: 1, Value: 15.41
Row: 7, Col: 1, Value: 3.38
Row: 8, Col: 1, Value: 9.02
Row: 9, Col: 1, Value: 5.71
Row: 10, Col: 1, Value: -2.63

DURING    THE PERIODS SHOWN IN THE CHART FOR SPARTAN MICHIGAN
MUNICIPAL INCOME, THE HIGHEST RETURN FOR A QUARTER WAS 5.10% (QUARTER ENDED MARCH 31, 1995) AND THE LOWEST RETURN FOR A QUARTER WAS -6.02% (QUARTER ENDED MARCH 31, 1994).

AVERAGE ANNUAL RETURNS

For the periods ended            Past 1 year  Past 5 years  Past 10 years/Life of fund
December 31, 1999

Michigan Municipal Money Market   2.82%        3.07%         3.26%A

Spartan Michigan Municipal        -2.63%       6.01%         6.17%
Income

Lehman Brothers Municipal         -2.06%       6.91%         6.89%
Bond Index

Lehman Brothers Michigan          -2.28%       7.10%        n/a
Municipal Bond Index

Lipper Michigan Municipal         -4.05%       5.74%         6.24%
Debt Funds Average


A FROM J   ANUARY 12, 19    90.

   If     FMR had not reimbursed certain fund expenses during these
periods,    each     fund's returns would have been low   er.

The Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.

The Lehman Brothers Michigan Municipal Bond Index is a market value-weighted index of Michigan investment-grade municipal bonds with maturities of one year or more.

The Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

FEE TABLE

The following table describes the fees and expenses that are incurred
when you buy, ho   ld,     or sell shares of a fund.    The annual
fund operating expenses provided below for each fund are based on historical expenses.

SHAREHOLDER    FE    ES (PAID BY THE INVESTOR DIRECTLY)

Sales charge (load) on        None
purchases and reinvested
distributions

Deferred sales charge (load)  None
on redemptions

Annual account maintenance    $12.00
fee (for accounts under
$2,500)

ANNUAL FUND OPERATING EXPENSES (PAID FROM FUND ASSETS)

MI MUNICIPAL MONEY MARKET    Management fee               0.38%

                             Distribution and Service     None
                             (12b-1) fee

                             Other expenses               0.20%

                             Total annual fund operating  0.58%
                             expenses

SPARTAN MI MUNICIPAL INCOME  Management fee               0.38%

                             Distribution and Service     None
                             (12b-1) fee

                             Other expenses               0.14%

                             Total annual fund operating  0.52%
                             expensesA

A EFFECTIVE APRIL 1, 1997, FMR HAS VOLUNTARILY AGREED TO REIMBURSE THE
FUND TO THE EXTENT THAT    TOTAL OPERATING EXPENSES (EXCLUDING
INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 0.55%. THIS ARRANGEMENT CAN BE DISCONTINUED BY FMR AT ANY TIME.

This EXAMPLE helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total
expenses if you close your account    at the end of each time period
indicated:

MI MUNICIPAL MONEY MARKET    1 year    $ 59

                             3 years   $ 186

                             5 years   $ 324

                             10 years  $ 726

SPARTAN MI MUNICIPAL INCOME  1 year    $ 53

                             3 years   $ 167

                             5 years   $ 291

                             10 years  $ 653


FUND BASICS


INVESTMENT DETAILS

INVESTMENT OBJECTIVE

MICHIGAN MUNICIPAL MONEY MARKET FUND seeks as high a level of current income, exempt from federal income tax and Michigan personal income tax, as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets in municipal money market
securities, including    shares of     a municipal money market fund
managed by an affiliate of FMR.

FMR normally invests the fund's assets so that at least 80% of the fund's income distributions is exempt from federal and Michigan income taxes. Municipal securities whose interest is exempt from federal and Michigan income taxes include securities issued by U.S. territories
and possessions, such as Guam, the Virgin Islan   ds, a    nd Puerto
Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to Michigan income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to
education, health care, transpo   rtation,     and utilities.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the
quality, maturi   ty,     and diversification of the fund's
investments. FMR stresses maintaining a stable $1.00 share price,
liquidit   y    , and income.

INVESTMENT OBJECTIVE

SPARTAN MICHIGAN MUNICIPAL INCOME FUND seeks a high level of current income exempt from federal income tax and Michigan personal income tax. The fund also seeks income exempt from certain business or corporate taxes.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets in investment-grade municipal
debt securitie   s (those of medium and high quality).

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and Michigan personal income taxes. Municipal securities whose interest is exempt from federal and Michigan income taxes include securities issued by U.S.
territories and possessions, such as Guam, the Virgin Isla   nds,
    and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to Michigan personal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to
education, health care, trans   portation, and u    tilities.

FMR uses the Lehman Brothers Michigan Municipal Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of
December 31, 1   999,     the dollar-weighted average maturity of the
fund and the index was approximately    13.7 and 14.8 ye    ars,
respectively.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR analyzes a
security's structural fea   tures and     current price compared to
its estimated long-term value,    any     short-term trading
opportunities resulting from market inefficiencies, and the credit quality of its issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing
security prices, interest rat   es,     or other factors that affect
security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

       DEBT SECURITIES    are used by issuers to borrow money. The
issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds.

MONEY MARKET SECURITIES are high-quality, short-term securities that
pay a fixed, variab   le, o    r floating interest rate. Securities
are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market
securities have demand or put feature   s,     which have the effect
of shortening the security's maturity. Municipal money market securities include variable rate demand notes, commercial paper,
municipal notes   , and shar    es of municipal money market funds.

MUNICIPAL SECURITIES are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters
of credit, gu   arantees, or i    nsurance.

PRINCIPAL INVESTMENT RISKS

Many factors affect each fund's performance. Because FMR concentrates each fund's investments in Michigan, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The money market fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease. While the fund will be charged premiums by a mutual insurance company for coverage of specified types of losses related to default or bankruptcy on certain securities, the fund may incur losses regardless of the insurance.

The bond fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other
economic   , political, or     financial developments. The fund's
reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that
issuer.    Because FMR may invest a significant percentage of Spartan
Michigan Municipal Income's assets in a single issuer, the fund's performance could be closely tied to the market value of that one issuer and could be more volatile than the performance of more
diversified funds. When you sell your shares of     the fund, they
could be worth more or less than what you paid for them.

The following factors    can     significantly affect a fund's
performance:

MUNICIPAL MARKET VOLATILITY. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those
relating to education, health care, transporta   tion,     and
utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

INTEREST RATE CHANGES. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

FOREIGN EXPOSURE. Entities located in foreign countries that provide credit support or a maturity-shortening structure can involve increased risks. Extensive public information about the
pr   ovider     may not be available and unfavorable political,
eco   nomic    , or governmental developments could affect the value
of the security.

GEOGRAPHIC CONCENTRATION. Michigan's economy is dominated by automobile-related industries, which tend to be especially vulnerable to economic downturns. Historically the state's unemployment rate has been higher than average, although this has not been the case since
1994. In addition, betw   een 1993 and 1995, there were
signifi    cant constitutional and statutory changes to Michigan's
   taxatio    n and school financing structures, which could affect
the financial health of the state and its local units.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

In response to market, economic, politic   al, o    r other
conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect
a fund's performance, and a fund c   ould     distribute income
subject to federal or Michigan income tax.

FUNDAMENTAL INVESTMENT POLICIES

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

MICHIGAN MUNICIPAL MONEY MARKET FUND seeks as high a level of current income, exempt from federal income tax and Michigan personal income tax, as is consistent with the preservation of capital. The fund will normally invest so that at least 80% of its income distributions are exempt from federal and state income tax.

SPARTAN MICHIGAN MUNICIPAL INCOME FUND seeks a high level of current income exempt from federal income tax and Michigan personal income tax by investing primarily in investment-grade municipal bonds. The fund also seeks income exempt from certain business or corporate taxes.

VALUING SHARES

Each fund is open for business each day the New York Stock Exchange
(NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

The money market fund's assets are valued on the basis of amortized cost.

The bond fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES

GENERAL INFORMATION

Fidelity Investments(registered trademark) was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage
Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product and service information, please use the following
   web     site and phone numbers:

(small solid bullet) For information over the Internet, visit
Fidelity's    web     site at www.fidelity.com.

(small solid bullet) For accessing account information automatically
by phone, use    Fidelity Automated Service Telephone (FASTSM),
1-800-544-5555.

   (small solid bullet) For exchanges, redemptions, and account assistance, 1-800-544-6666.

   (small solid bullet) For mutual fund and brokerage information, 1-800-544-6666.

(small solid bullet) For r   etirement information,
1-800-544-47    74.

(small solid bullet) TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, T   X 75039-5587

You may buy or sell shares of the funds through an investment professional. If you invest through an investment professional, the
procedures for buying, sel   ling, a    nd exchanging shares of a fund
and the account features and policies may differ. Additional fees may also apply to your investment in a fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

The different ways to set up (register) your account with Fidelity are listed in the following table.

WAYS TO SET UP YOUR ACCOUNT

INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS

GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

TRUST
FOR MONEY BEING INVESTED BY A TRUST

BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS

BUYING SHARES

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.

(small solid bullet) Fidelity does not accept cash.

(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.

(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.

(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

MINIMUMS

   TO OPEN AN ACCOUNT

   Michigan Municipal Money Market   $5,000

   Spartan Michigan Municipal Income $10,000

   TO ADD TO AN ACCOUNT

   Michigan Municipal Money Market   $500

   Through regular investment plans  $100

   Spartan Michigan Municipal Income $1,000

   Through regular investment plans  $500

   MINIMUM BALANCE

   Michigan Municipal Money Market   $2,000

   Spartan Michigan Municipal Income $5,000

There is no minimum account balance or initial or subsequent purchase minimum for investments through Fidelity Portfolio Advisory ServicesSM or a qualified state tuition program. In addition, each fund may waive or lower purchase minimums in other circumstances.


KEY INFORMATION

PHONE 1-800-544-6666         TO OPEN AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Call the phone number at left.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Call the phone number at left.
                             (small solid bullet) Use
                             Fidelity Money
                             Line(registered trademark)
                             to transfer from your bank
                             account.

INTERNET WWW.FIDELITY.COM    TO OPEN AN ACCOUNT
                             (small solid bullet) Complete
                             and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund. Mail to the address
                             under "Mail" below.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             (small solid bullet) Use
                             Fidelity Money Line to
                             transfer from your bank
                             account.

MAIL FIDELITY INVESTMENTS    TO OPEN AN ACCOUNT
P.O. BOX 770001 CINCINNATI,  (small solid bullet) Complete
OH 45277-0002                and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund. Mail to the address at
                             left.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Make
                             your check payable to the
                             complete name of the fund.
                             Indicate your fund account
                             number on your check and
                             mail to the address at left.
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Send a letter of instruction
                             to the address at left,
                             including your name, the
                             funds' names, the fund
                             account numbers, and the
                             dollar amount or number of
                             shares to be exchanged.

IN PERSON                    TO OPEN AN ACCOUNT
                             (small solid bullet) Bring
                             your application and check
                             to a Fidelity Investor
                             Center. Call 1-800-544-9797
                             for the center nearest you.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Bring
                             your check to a Fidelity
                             Investor Center. Call
                             1-800-544-9797 for the
                             center nearest you.

WIRE                         TO OPEN AN ACCOUNT
                             (small solid bullet) Call
                             1-800-544-6666 to set up
                             your account and to arrange
                             a wire transaction.
                             (small solid bullet) Wire
                             within 24 hours to: Bankers
                             Trust Company, Bank Routing
                             # 021001033, Account #
                             00163053.
                             (small solid bullet) Specify
                             the complete name of the
                             fund and include your new
                             fund account number and your
                             name.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00163053.
                             (small solid bullet) Specify
                             the complete name of the
                             fund and include your fund
                             account number and your name.

AUTOMATICALLY                TO OPEN AN ACCOUNT
                             (small solid bullet) Not
                             available.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Use
                             Fidelity Automatic Account
                             Builder(registered
                             trademark) or Direct Deposit.
                             (small solid bullet) Use
                             Fidelity Automatic Exchange
                             Service to exchange from a
                             Fidelity money market fund.


SELLING SHARES

The price to sell one share of each fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

(small solid bullet) You wish to sell more than $100,000 worth of shares;

(small solid bullet) Your account registration has changed within the
last    15 or 30 days, depending on your account;

(small solid bullet) The check is being mailed to a different address than the one on your account (record address);

(small solid bullet) The check is being made payable to someone other than the account owner; or

(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

(small solid bullet) If you are selling some but not all of your Michigan Municipal Money Market shares, leave at least $2,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.

(small solid bullet) If you are selling some but not all of your Spartan Michigan Municipal Income shares, leave at least $5,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.

(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.

(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.

(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

(small solid bullet) Redemption proceeds may be paid in securities or
other    property     rather than in cash if    FMR     determines it
is in the best interests of a fund.

(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.

(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.

(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.

KEY INFORMATION

PHONE 1-800-544-6666        (small solid bullet) Call the
                            phone number at left to
                            initiate a wire transaction
                            or to request a check for
                            your redemption.

                            (small solid bullet) Use
                            Fidelity Money Line to
                            transfer to your bank account.

                            (small solid bullet) Exchange
                            to another Fidelity fund.
                            Call the phone number at left.

INTERNET WWW.FIDELITY.COM   (small solid bullet) Exchange
                            to another Fidelity fund.

                            (small solid bullet) Use
                            Fidelity Money Line to
                            transfer to your bank account.

MAIL FIDELITY INVESTMENTS   INDIVIDUAL, JOINT TENANT,
P.O. BOX 660602 DALLAS, TX  SOLE PROPRIETORSHIP, UGMA,
75266-0602                  UTMA
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            your name, the fund's name,
                            your fund account number,
                            and the dollar amount or
                            number of shares to be sold.
                            The letter of instruction
                            must be signed by all
                            persons required to sign for
                            transactions, exactly as
                            their names appear on the
                            account.

                            TRUST
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            the trust's name, the fund's
                            name, the trust's fund
                            account number, and the
                            dollar amount or number of
                            shares to be sold. The
                            trustee must sign the letter
                            of instruction indicating
                            capacity as trustee. If the
                            trustee's name is not in the
                            account registration,
                            provide a copy of the trust
                            document certified within
                            the last 60 days.

                            BUSINESS OR ORGANIZATION
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            the firm's name, the fund's
                            name, the firm's fund
                            account number, and the
                            dollar amount or number of
                            shares to be sold. At least
                            one person authorized by
                            corporate resolution to act
                            on the account must sign the
                            letter of instruction.

                            (small solid bullet) Include
                            a corporate resolution with
                            corporate seal or a
                            signature guarantee.

                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR, GUARDIAN
                            (small solid bullet) Call
                            1-800-544-6666 for
                            instructions.

IN PERSON                   INDIVIDUAL, JOINT TENANT,
                            SOLE PROPRIETORSHIP, UGMA,
                            UTMA
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. The
                            letter of instruction must
                            be signed by all persons
                            required to sign for
                            transactions, exactly as
                            their names appear on the
                            account.

                            TRUST
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. The
                            trustee must sign the letter
                            of instruction indicating
                            capacity as trustee. If the
                            trustee's name is not in the
                            account registration,
                            provide a copy of the trust
                            document certified within
                            the last 60 days.

                            BUSINESS OR ORGANIZATION
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. At least
                            one person authorized by
                            corporate resolution to act
                            on the account must sign the
                            letter of instruction.

                            (small solid bullet) Include
                            a corporate resolution with
                            corporate seal or a
                            signature guarantee.

                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR, GUARDIAN
                            (small solid bullet) Visit a
                            Fidelity Investor Center for
                            instructions. Call
                            1-800-544-9797 for the
                            center nearest you.

AUTOMATICALLY               (small solid bullet) Use
                            Fidelity Automatic Exchange
                            Service to exchange from the
                            money market fund to another
                            Fidelity fund.

                            (small solid bullet) Use
                            Personal Withdrawal Service
                            to set up periodic
                            redemptions from your bond
                            fund account.

CHECK                       (small solid bullet) Write a
                            check to sell shares from
                            your account.


EXCHANGING SHARES

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

(small solid bullet) The fund you are exchanging into must be available for sale in your state.

(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.

(small solid bullet) Before exchanging into a fund, read its prospectus.

(small solid bullet) Exchanges may have tax consequences for you.

(small solid bullet) Currently, there is no limit on the number of exchanges out of Michigan Municipal Money Market.

(small solid bullet) Spartan Michigan Municipal Income may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year.
   Accounts under common ownership or control will be counted together
for purposes of the four ex    change limit.

(small solid bullet) Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.

ACCOUNT FEATURES AND POLICIES

FEATURES

The following features are available to buy and sell shares of the funds.

AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into
your account, between acco   unts, or     out of your account. While
automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.


FIDELITY AUTOMATIC ACCOUNT
BUILDER TO MOVE MONEY FROM
YOUR BANK ACCOUNT TO A
FIDELITY FUND.

MINIMUM                        FREQUENCY               PROCEDURES
Michigan Municipal Money       Monthly or quarterly    (small solid bullet) To set
Market $100                                            up for a new account,
Spartan Michigan Municipal                             complete the appropriate
Income $500                                            section on the fund
                                                       application.

                                                       (small solid bullet) To set
                                                       up for existing accounts,
                                                       call 1-800-544-6666 or visit
                                                       Fidelity's web site for an
                                                       application.

                                                       (small solid bullet) To make
                                                       changes, call 1-800-544-6666
                                                       at least three business days
                                                       prior to your next scheduled
                                                       investment date.

DIRECT DEPOSIT TO SEND ALL OR
A PORTION OF YOUR PAYCHECK
OR GOVERNMENT CHECK TO A
FIDELITY FUND.A

MINIMUM                        FREQUENCY               PROCEDURES
Michigan Municipal Money       Every pay period        (small solid bullet) To set
Market $100                                            up for a new account, check
Spartan Michigan Municipal                             the appropriate box on the
Income $500                                            fund application.

                                                       (small solid bullet) To set
                                                       up for an existing account,
                                                       call 1-800-544-6666 or visit
                                                       Fidelity's web site for an
                                                       authorization form.

                                                       (small solid bullet) To make
                                                       changes you will need a new
                                                       authorization form. Call
                                                       1-800-544-6666 or visit
                                                       Fidelity's web site to
                                                       obtain one.

A BECAUSE BOND FUND SHARE
PRICES FLUCTUATE, THAT FUND
MAY NOT BE AN APPROPRIATE
CHOICE FOR DIRECT DEPOSIT OF
YOUR ENTIRE CHECK.

FIDELITY AUTOMATIC EXCHANGE
SERVICE TO MOVE MONEY FROM A
FIDELITY MONEY MARKET FUND
TO ANOTHER FIDELITY FUND.

MINIMUM                        FREQUENCY               PROCEDURES
Michigan Municipal Money       Monthly, bimonthly,     (small solid bullet) To set
Market $100                    quarterly, or annually  up, call 1-800-544-6666
Spartan Michigan Municipal                             after both accounts are
Income $500                                            opened.

                                                       (small solid bullet) To make
                                                       changes, call 1-800-544-6666
                                                       at least three business days
                                                       prior to your next scheduled
                                                       exchange date.



PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC
REDEMPTIONS FROM YOUR BOND
ACCOUNT TO YOU OR TO YOUR
BANK ACCOUNT.

FREQUENCY                            PROCEDURES
Monthly                              (small solid bullet) To set
                                     up, call 1-800-544-6666.

                                     (small solid bullet) To make
                                     changes, call Fidelity at
                                     1-800-544-6666 at least
                                     three business days prior to
                                     your next scheduled
                                     withdrawal date.

OTHER FEATURES. The following other features are also available to buy and sell shares of the funds.

WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM.

(small solid bullet) You must sign up for the Wire feature before using it. Complete the appropriate section on the application when
ope   ning your account, or call 1-800-544-6666 to add the feature
after your account is opened. Call 1-800-544-666    6 before your
first use to verify that this feature is set up on your account.

(small solid bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

FIDELITY MONEY LINE
TO TRANSFER MONEY BETWEEN YOUR BANK ACCOUNT AND YOUR FUND ACCOUNT.

(small solid bullet) You must sign up for the Money Line feature before using it. Complete the appropriate section on the application
and then call 1-800-544   -6666     or visit Fidelity's web site
before your first use to verify that this feature is set up on your account.

(small solid bullet) Most transfers are complete within three business days of your call.

(small solid bullet)    Minimum purchase: $100 for Michigan Municipal
Money Market and $500 for Spartan Michigan Municipal Income

(small solid bullet) Maximum purchase: $100,000

FIDELITY ON-LINE XPRESS+(registered trademark)
TO MANAGE YOUR INVESTMENTS THROUGH YOUR PC.

CALL 1-800-544-   0240     OR VISIT FIDELITY'S WEB SITE FOR MORE
INFORMATION.

(small solid bullet) For account balances and holdings;

(small solid bullet) To review recent account history;

(small solid bullet) For mutual fund and brokerage trading; and

(small solid bullet) For access to research and analysis tools.

FIDELITY ONLINE TRADING
TO ACCESS AND MANAGE YOUR ACCOUNT OVER THE INTERNET AT FIDELITY'S WEB
SITE.

(small solid bullet) For account balances and holdings;

(small solid bullet) To review recent account history;

(small solid bullet) To obtain quotes;

(small solid bullet) For mutual fund and brokerage trading; and

(small solid bullet) To access third-party research on companies, stocks, mutual funds and the market.

F   AST
TO ACCESS AND MANAGE YOUR ACCOUNT AUTOMATIC   ALLY BY PHONE USING
TOUCH TONE OR SPEECH RECOGNITION.

CALL 1-800-544-5555.

(small solid bullet) For account balances and holdings;

(small solid bullet) For mutual fund and brokerage trading;

(small solid bullet) To obtain quotes;

(small solid bullet) To review orders and mutual fund activity; and

(small solid bullet) To change your personal identification number
(PIN).

CHECKWRITING
TO REDEEM SHARES FROM YOUR ACCOUNT.

(small solid bullet) To set up, complete the appropriate section on the application.

(small solid bullet) All account owners must sign a signature card to receive a checkbook.

(small solid bullet) You may write an unlimited number of checks.

(small solid bullet) Mi   nimum check amount: $500 for Michigan
Municipal Money Market and $1,000 for Spartan Michigan Municipal
Income    .

(small solid bullet) Do not try to close out your account by check.

(small solid bullet) To obtain more checks, call Fidelity at 1-800-544-6666.

POLICIES

The following policies apply to you as a shareholder.

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).

(small solid bullet) Monthly or quarterly account statements
(detailing account balances and all transactions completed during the prior month or quarter).

(small solid bullet) Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses.

Electronic copies of most financial reports and prospectuses are
available at Fidelity's    web     site. To participate in Fidelity's
electronic delivery program, call Fidelity or visit Fidelity's    web
    site for more information.

You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

Fidelity may deduct an ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

If your ACCOUNT BALANCE falls below    $2,000 for Michigan Municipal
Money Market or $5,000 for Spartan Michigan Municipal Inco    me
(except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed.

Fidelity m   ay c    harge a FEE FOR CERTAIN SERVICES, s   uch as
pro    viding historical a   ccount docu    ments.

DIVIDENDS AND CAPITAL    GAIN     DISTRIBUTIONS

Each fund earns interest, div   idends, and     other income from its
investments, and distributes this income (less expenses) to
shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if
any, to shareholders as capit   al gain distributions.

The bond fund normally declares dividends daily and pays them monthly.
The bond fund normally pays capital    gain distributions in February
and Dec    ember.

Distributions you receive from the money market fund consist primarily of dividends. The money market fund normally declares dividends daily and pays them monthly.

EARNING DIVIDENDS

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:

1. REINVESTMENT OPTION. Your dividends and capital    gain
distr    ibutions, if any, will be automatically reinvested in
additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. (bond fund only) Your capita   l gain
dist    ributions will be automatically reinvested in additional
shares of the fund. Your dividends will be paid in cash.

3. CASH OPTION. Your dividends and capital g   ain distrib    utions,
if any, will be paid in cash.

4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in shares of another identically
registered Fidelity fund. Your capital    gain distribut    ions, if
any, will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

TAX CONSEQUENCES

As with any investment, your investment in a fund could have tax consequences for you.

TAXES ON DISTRIBUTIONS.    Michigan Municipal Money Market seeks to
earn income and pay dividends exempt from federal income tax and Michigan personal income tax.

Spartan    Michigan Municipal Income seeks to earn income and pay
dividends exempt from federal income tax, Michigan personal income
tax, and certain business or corporate tax    es in Michigan.

A portio   n of the dividends you receive may be subject to federal,
state, or local income tax or may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to a fund's sale of municipal bonds.

For federal tax purposes, each fund's distributions of short-term capital gains and gains on the sale of bonds characterized as market
discount are taxable to you as ordinary i   ncome, while     each
fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

   For Michigan personal income tax purposes, distributions derived from interest on municipal securities of Michigan issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Michigan personal income tax.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as
a return of capital to shareholders    for federal income tax or
Michigan personal income tax purposes. A return of capital generally
will not be taxable to you but will r    educe the cost basis of your
shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price
back in the fo   rm of a potentially taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

TAXES ON TRANSACTIONS. Your bond fund redemptions, including exchanges, may result in a capital gain or loss for federal and
Michiga   n personal inco    me tax purposes. A capital gain or loss
on your investment in a f   und generally is     the difference
between the cost of your shares and the price you receive when you sell them.

FUND SERVICES


FUND MANAGEMENT

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager.

As of March 25, 1999   , FMR had approximately $521.7 bill    ion in
discretionary assets under management.

As the manager, FMR is responsible for choosing e   ach fund    's
investments and handling    its     business affairs.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as sub-adviser for each fund. FIMM is primarily responsible for choosing investments for each fund.

FIMM is an affiliate of FMR. As of March 29, 1999   , FIMM had
approximately $159.8     billion in discretionary assets under
management.

Norm Lind is vi   ce president an    d manager of Spartan Michigan
Municipal Income, which he has managed since January 1998. He also manages several other Fidelity funds. Since joining Fidelity in 1986, Mr. Lind has worked as an analyst and manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

   Each fund pays a management fee to FMR. The management fee is
calculated and paid to FMR eve    ry month. The fee is calculated by
adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For December 1999   , the group fee rate was 0.1267% f    or Michigan
Municipal Money Market and Spartan Michigan Municipal Income. The
individual fund fee rate i   s 0.25% for Michigan Municipal Money
Market and     Spartan Michigan Municipal Income.

The total management fee for the fiscal year ended    December 31,
1999, was 0.38% of the fund's average net assets for Michigan
Municipal Money Market and 0.38% of the f    und's average net assets
for Spartan Michigan Municipal Income.

FMR pays FIMM for providing    sub    -advisory services.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement
arran   gements,     which may be d   iscontinu    ed by FMR at any
time, can decrease a fund's expenses and boost its performance.

FUND DISTRIBUTION

FDC distributes each fund's shares.

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other
bro   ker-dea    lers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations,
other than those contained in this p   rospectus and in the related
statement of additional information (SAI)    , in connection with the
offer contained in this    pros    pectus. If given or made, such
other information or representations must not be relied upon as having
been authorized by the funds or FDC. This    pros    pectus and the
related SAI do not constitute an offer by the funds or by FDC to sell
s   hares of the funds to or to buy shares of the funds from any
person to whom i    t is unlawful to make such offer.

APPENDIX


FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years. Certain
information reflects financial results for a single fund share.    The
total returns in the table represent the rate that an investor would
have earned (or los    t) on an investment in the f   und
(assumin    g reinvestment of all dividends and distributions). This
information has    been audited by PricewaterhouseCoopers LLP    ,
independent accountants, whose report, along with each fund's
financial highlights and financial statements, are included in e   ach
fund's annual report. A free copy of the an    nual report is
available upon request.

   FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND


Years ended December 31,         1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
period

Income from Investment
Operations

 Net interest income              .028       .030       .031       .030       .033

Less Distributions

 From net interest income         (.028)     (.030)     (.031)     (.030)     (.033)

Net asset value, end of period   $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000

TOTAL RETURN A                    2.82%      3.00%      3.18%      3.00%      3.38%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 444,679  $ 357,354  $ 287,940  $ 260,592  $ 231,259
(000 omitted)

Ratio of expenses to average      .58%       .60%       .61%       .62%       .63%
net assets

Ratio of expenses to average      .58%       .59% B     .61%       .61% B     .63%
net assets after expense
reductions

Ratio of net interest income      2.80%      2.97%      3.14%      2.96%      3.32%
to average net assets



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

   SPARTAN MICHIGAN MUNICIPAL INCOME FUND


Years ended December 31,         1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.720   $ 11.630   $ 11.300   $ 11.560   $ 10.580
period

Income from Investment
Operations

 Net interest income              .551       .557       .571       .630 C     .611

 Net realized and unrealized      (.850)     .093       .420       (.258)     .980
gain (loss)

 Total from investment            (.299)     .650       .991       .372       1.591
operations

Less Distributions

 From net interest income         (.551)     (.557)     (.571)     (.630)     (.611)

 In excess of net interest        -          (.003)     -          (.002)     -
income

 In excess of net realized        -          -          (.090)     -          -
gain

 Total distributions              (.551)     (.560)     (.661)     (.632)     (.611)

Net asset value, end of period   $ 10.870   $ 11.720   $ 11.630   $ 11.300   $ 11.560

TOTAL RETURN A                    (2.63%)    5.71%      9.02%      3.38%      15.41%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 425,130  $ 479,935  $ 457,932  $ 455,729  $ 491,874
(000 omitted)

Ratio of expenses to average      .52%       .55% B     .56% B     .59%       .59%
net assets

Ratio of net interest income      4.86%      4.77%      5.08%      5.52%      5.49%
to average net assets

Portfolio turnover rate           19%        24%        16%        29%        29%



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   C NET INTEREST INCOME PER SHARE REFLECTS A PAYMENT OF APPROXIMATELY $0.049 RECEIVED FROM AN ISSUER THAT WAS IN BANKRUPTCY.



You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at
1-800-544-8544.    In addition, you may visit Fidelity's web site at
www.fidelity.com for a free copy of a prospectus or an annual or
semi-a    nnual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related
materials are available on the SEC's    web     site
(http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBERS 811-2720 AND 811-6454.

   Fidelity,     Spartan, Fidelity Investments & (Pyramid) Design,
Fidelity, Fidelity Money Line, Fidelity Automatic Account Builder,
Fidelity On-Line Xpres   s+     and Directed Dividends are registered
trademarks of FMR Corp.

FAST a   nd Portfolio Advisory Services are service marks of FMR
Cor    p.

   1.540180.102                         MIS/MIF-pro-    0200

FIDE   LITY    (registered trademark) MICHIGAN MUNICIPAL MONEY MARKET
FUND
A FUND OF FIDELITY MUNICIPAL TRUST II
SPARTAN(registered trademark) MICHIGAN MUNICIPAL INCOME FUND
A FUND OF FIDELITY MUNICIPAL TRUST
STATEMENT OF ADDITIONAL INFORMATION
FEBRUA   RY 28, 2000

T   his statement of additional information (SAI) is not a prospectus.
Portions of each fund's annual report     are incorporated herein. The
annual reports are supplied with this SAI.

   To obtain a free additional copy of the prospectus, dated February
28, 2000, or an annual report, please call Fidelity     at
1-800-544-8544 or visit Fidelity's Web site at www.fidelity.com.

TABLE OF CONTENTS               PAGE

Investment Policies and         20
Limitations

Special Considerations          25
Regarding Michigan

Special Considerations          27
Regarding Puerto Rico

Portfolio Transactions          30

Valuation                       31

Performance                     31

Additional Purchase, Exchange   41
and Redemption Information

Distributions and Taxes         41

Trustees and Officers           41

Control of Investment Advisers  43

Management Contracts            44

Distribution Services           48

Transfer and Service Agent      49
Agreements

Description of the Trusts       49

Financial Statements            50

Appendix                        50


                                           MIS/MIF-ptb-    0200
                                                   1.540390.102

(fidelity_logo_graphic)(registered trademark)
82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in
the    pro    spectus. Unless otherwise noted, whenever an investment
policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

INVESTMENT LIMITATIONS OF MICHIGAN MUNICIPAL M   ONEY MARK    ET FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) purchase the securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short;

(4) purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions;

(5) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(6) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

(7) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(9) purchase or sell physical commodities unless acquired as a result of ownership of securities; or

(10) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to the purchase of debt securities or to repurchase agreements).

(11) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-ended management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of the fund's total assets would be invested in the securities of that issuer.

(ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (5)).

(iii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(iv) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

(v) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitations (7) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

For purposes of limitation (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

With respect to limitation (iii), if through a change in values, net assets, or other circumstances, the fund were in a position where more
than 10% of its net assets    were in    vested in illiquid
securities, it would consider appropriate steps to protect liquidity.

INVESTMENT LIMITATIONS OF SPARTAN MICHIGAN MUNICIPAL I   NCOM    E
FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or

(8) invest in companies for the purpose of exercising control or management.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-ended management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more
than 10% of its net assets w   ere in    vested in illiquid
securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 37.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

ASSET-BACKED SECURITIES represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.

CENTRAL CASH FUNDS are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the
quality, maturit   y,     and diversification of their investments.

DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.

FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The bond fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.

In addition, the bond fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the bond fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

ILLIQUID SECURITIES cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a
mar   ket, and     (4) the nature of the security and the market in
which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

INVERSE FLOATERS have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels-rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.

LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of
principal, o   r may be in default.     These securities are often
considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

MONEY MARKET INSURANCE. The money market fund participates in a mutual insurance company solely with other funds advised by FMR or its affiliates. This company provides insurance coverage for losses on certain money market instruments held by a participating fund (eligible instruments), including losses from nonpayment of principal or interest or a bankruptcy or insolvency of the issuer or credit support provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. The money market fund is charged an annual premium for the insurance coverage and may be subject to a special assessment of up to approximately two and one-half times the fund's annual gross premium if covered losses exceed certain levels. A participating fund may recover no more than $100 million annually, including all other claims of insured funds, and may only recover if the amount of the loss exceeds 0.30% of its eligible instruments. The money market fund may incur losses regardless of the insurance.

MONEY MARKET SECURITIES are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the fund.

MUNICIPAL INSURANCE. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or
(ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.

Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

PRINCIPAL MUNICIPAL BOND INSURERS. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.

Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.

Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by Standard & Poor's.

Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investor Service and "AAA" by Standard &
Poor's.

Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.

Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.

MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the Michigan legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share (NAV).

HEALTH CARE. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

REFUNDING CONTRACTS. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

REPURCHASE AGREEMENTS involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

RESTRICTED SECURITIES are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

SOURCES OF LIQUI   DITY OR CREDIT SU    PPORT. Issuers may employ
various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit
of the li   quidity or credit enh    ancement provider in determining
whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

TEMPORARY DEFENSIVE POLICIES. Each fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

TENDER OPTION BONDS are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

SPECIAL CONSIDERATIONS REGARDING MICHIGAN

The following only highlights some of Michigan's more significant financial trends and problems, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of Michigan, its agencies and instrumentalities as
available on    December 31, 1999    . FMR has not independently
verified any of the information contained in such official statements and other publicly available documents, but is not aware of any fact
that would render    such information inaccurate.

CONSTITUTIONAL STATE REVENUE LIMITATIONS. In 1978 the    State
Constitution was amended to limit the amount of total State revenues raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total 1977 State personal income.

If any fiscal year revenues exceed the revenue limitation by one percent or more, the entire amount of such excess shall be rebated in the following fiscal year's personal income tax or single business tax. Any excess of less than one percent may be transferred to the State's Budget Stabilization Fund.

The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The percentage, originally determined for the base year 1978-79 at
41.6   %    , was recalculated effective with    the     fiscal year
1992-93    as a result     of a legal    settlement     with Oakland
   County, Michigan    . As part of the settlement, the State agreed
to recalculate the base year determination to ensure a consistent base of expenditures to local units of government. The recalculated base
year percentage is    48.97%.     If such spending does not meet the
required level in a given year, an additional appropriation for local governmental units is required by the "following fiscal year," which means the year following the determination of the shortfall, according
to an opinion issued by the State's Attorney General.    Spending for
local units met this requirement for fiscal years 1990-91 through 1995-96.

The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above.

CONSTITUTIONAL LOCAL TAX LIMITATIONS. Under the Michigan Constitution, the total amount of general ad valorem taxes imposed on taxable property in any year cannot exceed certain millage limitations specified by the Constitution, statute or charter. The Constitution was amended by popular vote in November 1978 (effective December 23, 1978) to prohibit local units of government from levying any tax not authorized by law or charter, or from increasing the rate of an existing tax above the rate authorized by law or charter, at the time the amendments were ratified, without the approval of a majority of the electors of the local unit voting on the question.

Local units of government and local authorities are authorized to issue bonds and other evidences of indebtedness in a variety of situations without the approval of electors, but the ability of the
   obliger     to levy taxes for the payment of such obligations is
subject to the foregoing limitations unless the obligations were authorized before December 23, 1978 or approved by the electors.

The 1978 amendments to the Constitution also contain millage reduction provisions. Under such provisions, should the value of taxable property (exclusive of new construction and improvements) increase at a percentage greater than the percentage increase in the Consumer Price Index, the maximum authorized tax rate would be reduced by a factor which would result in the same maximum potential tax revenues to the local taxing unit as if the valuation of taxable property (less new construction and improvements) had grown only at the Consumer Price Index rate instead of at the higher actual growth rate. Thus, if taxable property values rise faster than consumer prices, the maximum authorized tax rate would be reduced accordingly.

       MICHIGAN SCHOOL FINANCE AND PROPERTY TAX CHANGES.    On March
15, 1994, the people of the State of Michigan approved an amendment to the State Constitution (the "Constitutional Amendment") which resulted in reduced local property taxes. The Constitutional Amendment increased the state sales and use tax from 4% to 6%; limits the ability of local school districts to levy taxes; and limits assessment increases for each parcel of property to the lesser of 5% or the rate of inflation. When property is subsequently sold, its taxable value will revert to the current assessment level of 50% of true cash value.

   The Constitutional Amendment, together with legislation enacted in conjunction with the Constitutional Amendment, has substantially increased the revenues dedicated to the State's school aid fund. Pursuant to the Constitutional Amendment, the State's school aid fund directly receives (i) 60% of all taxes imposed at a rate of 4% on retailers on taxable sales at retail of tangible personal property and
(ii) 100% of the proceeds of the sales and use taxes imposed at the additional rate of 2%. Pursuant to companion legislation, the State's school aid fund directly receives (i) all of the proceeds generated from the tax levied on cigars, noncigarette smoking tobacco and smokeless tobacco at a rate of 16% of the wholesale price thereof,
(ii) 63.4% of the proceeds generated by the tax levied on cigarettes at the rate of 3.75 cents per cigarette (75(cents) per pack), (iii) all of the proceeds generated by the .75% real estate transfer tax,
(iv) the profits of the state-operated lottery, (v) a portion of the commercial and industrial facilities taxes imposed pursuant to the Commercial Redevelopment Act, Act No. 255, Public Acts of Michigan, 1978, as amended, and Act No. 198, Public Acts of Michigan, 1974, as amended, respectively, which would otherwise be disbursed to local school districts and which compensates the State for increased State Aid to certain intermediate school districts affected by the property tax abatements authorized under those Acts, (vi) the State's 4% liquor excise tax, (vii) the State's education tax levied at a rate of six mills on all property not exempt by law from ad valorem property taxes or not subject to a tax levied upon certain rail transportation, telephone and telegraph companies and (viii) 23.0% of the gross collections before refunds from the State income tax levied at a rate of 4.4%.

   In conjunction with the Constitutional Amendment, the State Legislature also enacted legislation which substantially reduces the maximum rate at which ad valorem property taxes can be levied by local school districts for school operating purposes. Except for certain levies authorized as described in the two paragraphs below, each local school district shall levy no more than 18 mills for school operating purposes or the number of mills it levied in 1993 for school operating purposes, whichever is less. All homestead property and qualified agricultural property as defined by State law is exempt from such levy, except for certain limited exceptions. The legislation also established a system of financing local school operating costs based on a foundation allowance amount which may vary by district based upon historical spending levels. State funding will provide each school district an amount equal to the difference between its foundation allowance and the revenue that would be generated by the levy of certain local property taxes for school operating purposes at specified maximum authorized rates. A local school district is entitled to levy supplemental property taxes to generate additional revenues if its foundation allowance is less than its historical per pupil expenditures. Levies of a limited number of enhancement mills on regional and local school district bases are also allowed.

   The effect of the Constitutional Amendment and the companion legislation is that a significant portion of the cost of local school operations have been shifted from local school districts to the State. The legislation provided for additional State revenues to fund these State expenses. These additional revenues will be included with the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

EFFECT OF LIMITATIONS ON ABILITY TO PAY BONDS. The ability of the State of Michigan to pay the principal and interest on its general obligation bonds may be affected by the limitations described above
under "Constitutional State Revenue Limitations" and    "Michigan
School Fina    nce and Property Tax Changes." Similarly, the ability
of local units of government to levy taxes to pay the principal and interest on their general obligation bonds is subject to the constitutional, statutory, and charter limitations described above
under "Constitutional Local Tax Limitations" and    "Michigan School
Fi    nance and Property Tax Changes."

In general, revenue bonds issued by the State, by local units of government, or by authorities created by the State or local units of government are payable solely from such specified revenues (other than tax revenues) as are pledged for that purpose, and such authorities generally have no taxing power.

EFFECT OF GENERAL ECONOMIC CONDITIONS IN MICHIGAN. Michigan is an industrialized state, whose economy is dominated by the automobile industry and related industries. It tends to be more vulnerable to
economic downturns than the    other     economies of many other
states and the nation as a whole. Tourism and agriculture are two other important, but less significant industries in the State, both of which have been affected adversely by prior recessions.

Over the past fifteen years the Michigan unemployment rate typically has been higher than the national rate, however, this has not been the case since 1994. The State's seasonally adjusted November 30, 1998 unemployment rate was 3.6% compared to the seasonally adjusted national rate of 4.4%. The table below shows the State and national unemployment rates published by the Michigan Employment Security Commission and the U.S. Bureau of Labor Statistics, respectively, for the years indicated.

Period  Michigan  United States

1984     11.2%    7.4%

1985     9.9%     7.1%

1986     8.8%     6.9%

1987     8.2%     6.1%

1988     7.6%     5.5%

1989     7.1%     5.3%

1990     7.6%     5.5%

1991     9.3%     6.7%

1992     8.9%     7.4%

1993     7.1%     6.8%

1994     5.9%     6.1%

1995     5.3%     5.6%

1996     4.9%     5.4%

1997     4.2%     4.6%

1998     3.9%     4.5%

1999     3.7%     4.2%


   There can be no     assurance that the same factors that adversely
affect the economy of the State generally will not also affect adversely the market value or marketability of obligations issued by local units of government or local authorities in the State or the
ability of the    obligors     to pay the principal of or interest on
such obligations.

STATE LITIGATION. A significant number of lawsuits, involving substantial dollars, have been filed against the State and are pending. These include tax refund claims, including claims for Single Business Taxes, condemnation actions, claims relating to funding for county courts, and other types of actions.

In an order dated June 10, 1997 and a decision rendered July 31, 1997, the Michigan Supreme Court decided in the consolidated cases of DURANT v STATE OF MICHIGAN and SCHMIDT v STATE OF MICHIGAN that the special education, special education transportation, bilingual education, driver training and school lunch programs provided by local school districts are state mandated programs within the meaning of
Michigan Constitution , Article 9, (sub-section) 29 (part of the so-called Headlee Amendment) and, therefore, the state is obligated to fund these programs at levels established by the Headlee Amendment. In fashioning a remedy in this case of first impression under the Headlee Amendment, the Court concluded that, in future cases, the correct remedy will typically be limited to a declaratory judgment. However, due to the protracted nature of the DURANT and SCHMIDT litigation, the Court ruled that money damages, without interest, shall be paid to the 84 plaintiff school districts for the full amount of the underfunding for the state mandated programs during the 1991-92, 1992-93, and 1993-94 school years.

   On November 19, 1997, the Governor signed legislation providing approximately $212 million to the 84 plaintiff school districts to cover the underfunding for those three years. This payment was made to the plaintiff school districts on April 15, 1998 with funds from the State's Budget Stabilization Fund. The board of education of each plaintiff school district is to determine the appropriate distribution of the award between taxpayer relief and/or use by the district for other public purposes.

   The Court has affirmed the award to plaintiffs of their costs including attorney fees. Approximately 400 other school districts have asserted similar claims. In companion legislation signed by the Governor on November 19, 1997, the State will pay each "non-DURANT" school district for its underfunded state mandated program costs for those same three years, if the district agreed, by March 2, 1998, to waive any claim against the State of the same nature as the claims made by the 84 DURANT plaintiffs through September 30, 1997. All "non-DURANT" school districts submitted the statutory waiver by March 2, 1998. It is estimated that the aggregate payments to the "non-DURANT" school districts will, over time, total $632 million. Those payments, commencing in fiscal year 1998-1999, will be paid out of the Budget Stabilization Fund and the General Fund, half in annual payments over 10 years and half in annual payments over 15 years.

On May 14, 1998, more than 100 Michigan school districts and individuals filed suit in the Michigan Court of Appeals, asserting that the current version of the State School Aid Act violates the
Headlee Amendment, Michigan Constitution, Article 9,    (sub-section)
(sub-section)     25-34, in much the same manner as prior versions of
the Act were ruled unconstitutional by the Michigan Supreme Court in
DURANT V STATE BOARD OF EDUCATION, 456 Mich 175 (   1997).     DURANT,
ET AL. V STATE, ET AL. ("DURANT II"). The DURANT II plaintiffs are seeking a monetary remedy of approximately $347 million for each of
the 1997-1998, 1998-1999 and 1999-2000 school    years     for the
State's alleged underfunding of special education services, special education transportation, and school lunch programs. The DURANT II plaintiffs are also requesting a declaratory judgement that the current version of the State School Aid Act will not provide proper funding levels for future school years. They also seek attorney fees and costs of the litigation. On June 11, 1998, the Michigan Court of Appeals dismissed this suit on technical grounds, without
prejudic   e,     however, to the timely filing of a new complaint. On
September 29, 1998, the Michigan Supreme Court reversed the June 11, 1998 Order of the Michigan Court of Appeals and remanded DURANT II. The Michigan Supreme Court directed the Michigan Court of Appeals to resolve expeditiously certain issues raised by the DURANT II plaintiffs.

   On October 30, 1998, the school districts moved to amend their complaint to challenge the newly-enacted amendments to the State School Aid Act, 1998 PA 339, to add claims for the 1999-2000 fiscal year and to add a new count for mandamus against the state treasurer. On December 2, 1998, the Court of Appeals granted the DURANT II plaintiffs' motion to amend the complaint and established a briefing schedule. On September 17, 1999, the Court of Appeals granted the DURANT II plaintiffs' motion to file a second amended complaint which, among other provisions, added 125 additional school districts and at least 125 individuals as plaintiffs, bringing the entire class to approximately 500 plaintiffs.

   In a decision rendered October 19, 1999, the Court of Appeals held that the State School Aid Act complied with the State's obligations under Article 9, (sub-section) 29 of the Michigan Constitution to fund the state-mandated portions of the special education, special education transportation, and school lunch programs at the levels required by the Headlee Amendment.

   The Court of Appeals further held that certain sections of the State School Aid Act violated Article 9, (sub-section)11 of the Michigan Constitution. Article 9, (sub-section) 11 of the Michigan Constitution provides, in part, that beginning in the 1995-96 state fiscal year, and each fiscal year thereafter, the State shall guarantee that the total state and local per pupil revenue for school operating purposes for each local school district shall not be less than the 1994-95 total state and local per pupil revenues for school operating purposes. The Court held that under Article 9, (sub-section) 11, the Legislature must appropriate the state portion of the per pupil revenue for school operating purposes to local school districts as unrestricted school aid. Thus, the Court held that to the extent the Legislature appropriated restricted funds to pay for special education and special education transportation from funds that were guaranteed to local school districts as unrestricted aid, the amendments to the State School Aid Act violated Article 9, (sub-section) 11.

   The Court of Appeals denied plaintiffs' request for mandamus, injunctive relief, and monetary damages and, as described above, granted declaratory relief only. The Court also held that plaintiffs may petition for costs and reasonable attorney fees as allowed by
Article 9, (sub-section) 32 of the Michigan Constitution. No appeal was filed by any of the parties prior to the November 9, 1999 deadline for appeal.

   SPECIAL CONSIDERATIONS REGARDING PUERTO RICO

   The fiscal year of the Government of Puerto Rico begins each July
1. The Governor is constitutionally required to submit to the Legislature an annual balanced budget of capital improvements and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by the Office of Management and Budget ("OMB"), working with the Planning Board, the Department of the Treasury, and other government offices and agencies. Section 7 of
Article VI of the Constitution provides that "The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law."

   The annual budget, which is developed utilizing elements of program budgeting and zero-base budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under: (i) laws existing at the time the budget is submitted; and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor's recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

   A Budgetary Fund was created by Act No. 147 of June 18, 1980, as amended (the "Budgetary Fund Act"), to cover the appropriations approved in any fiscal year in which the revenues available for such fiscal year are insufficient, honor the public debt, and provide for unforeseen circumstances in the provision of public services. The Budgetary Fund Act was amended in 1994 to require that an annual legislative appropriation equal to one third of one percent (.33%) of the total budgeted appropriations for each fiscal year be deposited in the Budgetary Fund. In 1997, the Budgetary Fund Act was further amended to increase the annual legislative appropriation required to be deposited in the Budgetary Fund to one percent (1%) of the total revenues of the preceding fiscal year, beginning in fiscal year 2000. In addition, other income (not classified as revenues) that is not assigned by law to a specific purpose is also required to be deposited in the Budgetary Fund. The maximum balance of the Budgetary Fund may not exceed six percent (6%) of the total appropriations included in the budget for the preceding fiscal year.

   In Puerto Rico, the central government has many functions which in the fifty states are the responsibility of local government, such as providing public education and police and fire protection. The central government also makes large annual grants to the University of Puerto Rico and to the municipalities. Debt service on Sugar Corporation notes paid by the Government of Puerto Rico is included in current expenses for economic development, and debt service on Urban Renewal and Housing Corporation bonds and notes and on Housing Bank and Finance Agency mortgage subsidy bonds paid by the Government of Puerto Rico is included in current expenses for housing.

   Approximately 25.2% of the General Fund is committed, including debt service on direct debt of the Commonwealth and on the debt of the Sugar Corporation, municipal subsidies, grants to the University of Puerto Rico, contributions to Aqueduct and Sewer Authority, and rental payments to Public Building Authority, among other.

   In the fiscal 1999 budget revenues and other resources of all budgetary funds total $10,308,078,000 excluding balances from the previous fiscal year and general obligation bonds authorized. The estimated net increase in General Fund revenues in fiscal 1999 are accounted for by increases in personal income taxes (up $258,354,000), retained non-resident income tax (up $176,921,000), general excise tax of 5% (up $60,259,000), motor vehicles and accessories (up $61,569,000), federal excise taxes on off-shore shipments (up $33,033,000), special excise tax on certain petroleum products (up $20,282,000), corporation income taxes (up $17,347,000), registration and document certification fees (up $13,433,000), alcoholic beverages (up $5,347,000), licenses (up $4,681,000), electronic lottery (up $4,965,000) and decreases in property taxes (down $3,460,000), customs (down $11,864,000) and tollgate taxes (down $56,420,000).

   Current expenses and capital improvements of all budgetary funds total $10,687,869,000, an increase of $951,255,000 from fiscal 1998.
The major changes in General Fund expenditures by program in fiscal 1999 are: public safety and protection (up $187,444,000), education (up $165,661,000), health (up $160,256,000), general government (up
$77,714,000), other debts (up $69,721,000), welfare (up $24,182,000), economic development (up $15,865,000), special pension contributions (up $6,115,000), and decreases in transportation and communications (down $83,000), housing (down $620,000), debt service (down $13,849,000), and contributions to municipalities (down
$37,969,000).

   The general obligation bond authorization for the fiscal 1999 budget was $475,000,000.

   In the fiscal 2000 budget proposal revenues and other resources of all budgetary funds total $10,426,475,000 excluding balances from the previous fiscal year and general obligation bonds authorized. The estimated net increase in General Fund revenues in fiscal 2000 are accounted for by increases in personal income taxes (up $199,000,000), corporation income taxes (up $102,000,000), general excise tax of 5% (up $65,000,000), income tax withheld from non-residents (up $44,000,000), motor vehicles and accessories (up $22,000,000), alcoholic beverages (up $13,000,000), registration and document certification fees (up $10,000,000), and decreases in property taxes (down $2,000,000), special excise tax on certain petroleum products (down $3,000,000), cigarettes (down $6,000,000), federal excise taxes on off-shore shipments (down $24,000,000), and tollgate taxes (down $14,000,000).

   Current expenses and capital improvements of all budgetary funds total $11,012,166,000, an increase of $324,297,000 from fiscal 1999.
The major changes in General Fund expenditures by program in fiscal 2000 are: general government (up $157,265,000), health (up $83,310,000), debt service (up $94,550,000), contributions to municipalities (up $66,296,000), education (up $75,035,000), transportation and communications (up $13,636,000), special pension contributions (up $3,792,000), housing (down $4,645,000), economic development (down $30,201,000), public safety and protection (down $26,999,000), and other debts service (down $106,488,000).

   The general obligation bond authorization for the fiscal 2000 budget was $475,000,000.

   The Government of Puerto Rico is required to contribute directly to three retirement systems for public employees. The Government of Puerto Rico is responsible for approximately 66% of total employer contributions to Employees Retirement System and 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. As of July 1, 1998 the total pension benefit obligation for the Employees Retirement System and the Judiciary Retirement System was $7,638,000,000 and $95,5000,000, respectively, and the unfunded pension benefit obligation for the same period was $5,963,000,000 and $28,400,000, respectively. As of June 30, 1998, the accrued pension liability of the Teachers Retirement System was $3,154,678,299, the value of assets amounted to $2,135,436,000, and the resulting unfunded accrued liability was $1,019,242,299, an increase of $48,437,260 from the prior valuation made as of June 30, 1997.

   On February 1, 1990, the Legislature of Puerto Rico enacted Act No. 1 amending the organic act of the Employees Retirement System to reduce the future pension liabilities of the Employees Retirement System. Also, Act No. 305 of September 24, 1999, further amends the organic act of the Employees Retirement System to change it, prospectively, from a defined benefit system to a defined contribution system. Based on actuarial studies conducted by the actuary of the Employees Retirement System, it is expected that the implementation of the defined contribution system will allow the Government of Puerto Rico to reduce the current actuarial deficit of the Employees Retirement System. Also, the law approving the sale of a controlling interest in PRTC to a consortium led by GTE International Telecommunications Incorporated provides that any future proceeds received by the Government from the sale of its remaining stock ownership in PRTC will be transferred to the Employees Retirement System to reduce its accumulated unfunded pension benefit obligation. It is recognized that it will be necessary to further strengthen the finances of the Teachers Retirement System in order to assure that combined contributions and investment income continue to exceed benefit payments, avoiding the possible future drawdown of assets.

   The economy of Puerto Rico is fully integrated with that of the United States. In fiscal 1998, trade with the United States accounted for approximately 90% of Puerto Rico's exports and approximately 61% of its imports. In this regard, in fiscal 1998 Puerto Rico experienced a $8.5 billion positive adjusted merchandise trade balance.

   Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1998, aggregate personal income was $33.7 billion ($30.8 billion in 1992 prices) and personal per capita income was $8,817 ($8,063 in 1992 prices). Gross product in fiscal 1995 was $28.4 billion ($25.9 billion in 1992 prices) and gross product in fiscal 1999 was $38.1 billion ($29.7 billion in 1992 prices). This represents an increase in gross product of 34% from fiscal 1995 to 1999 (14.5% in 1992 prices).

   Puerto Rico's economic expansion, which has lasted over ten years, continued throughout the five year period from fiscal 1995 through fiscal 1999. Almost every sector of the economy participated, and record levels of employment were achieved. Factors behind the continued expansion included Government-sponsored economic development programs, periodic declines in the exchange value of the U.S. dollar, increases in the level of federal transfers, low oil prices and the relatively low cost of borrowing funds during the period.

   Average employment increased from 1,051,000 in fiscal 1995, to 1,147,000 in fiscal 1999. Unemployment, although at relatively low historical levels, remains above the U.S. average. Average unemployment decreased from 13.8% in fiscal 1995, to 12.5% in fiscal 1999.

   Manufacturing is the largest sector in the economy, accounting for $23.0 billion or 42.8% of gross domestic product in fiscal 1998. The manufacturing sector employed 141,068 workers as of March 1999. Manufacturing in Puerto Rico is now more diversified than during earlier phases of industrial development. In the last two decades, industrial development has tended to be more capital intensive and dependent on skilled labor. This gradual shift is best exemplified by heavy investment in pharmaceuticals, scientific instruments, computers, microprocessors, and electrical products over the last decade. While total employment in the manufacturing sector decreased by 12,205 from March 1997 to March 1999, other indicators suggest that manufacturing production did not decrease. Average weekly hours worked increased 5.2%, industrial energy consumption increased 0.7% and exports increased 45.7% from fiscal 1997 to fiscal 1999. Most of the decreases in employment have been concentrated in the labor intensive industries, particularly apparel, textile and tuna manufacturing. The services sector, which includes wholesale and retail trade and finance, insurance, real estate, hotels and related services, and other services, ranks second in its contribution to gross domestic product and it is the sector that employs the greatest number of people. In fiscal 1998, the service sector generated $19.6 billion in gross domestic product or 36.5% of the total. Employment in this sector grew from 478,079 in fiscal 1994 to 572,765 in fiscal 1998, a cumulative increase of 19.8%. This increase was greater than the 12.5% cumulative growth in employment over the same period. The Government sector of the Commonwealth plays an important role in the economy of the island. In fiscal year 1998, the Government accounted for $5.2 billion of Puerto Rico's gross domestic product, or 9.8% of the total, and provided 21.5% of the total employment. The construction industry has experienced real growth since fiscal 1987. In fiscal 1999, investment in construction rose to an unprecedented $6.6 billion, an increase of 23.9% as compared to $5.4 billion for fiscal 1998. Tourism also contributes significantly to the island economy, accounting for 6.4% of the island's gross domestic product in fiscal 1998.

   The present administration has developed and is implementing a new economic development program which is based on the premise that the private sector should provide the primary impetus for economic development and growth. This new program, which is referred to as the New Economic Model, promotes changing the role of the Government from one of being a provider of most basic services to that of a facilitator for private sector initiatives and encourages private sector investment by reducing Government-imposed regulatory restraints.

   The New Economic Model contemplates the development of initiatives that will foster private investment in, and private management of, sectors that are served more efficiently and effectively by the private enterprise. One of these initiatives has been the adoption of a new tax code intended to expand the tax base, reduce top personal and corporate tax rates, and simplify the tax system. Another initiative is the improvement and expansion of Puerto Rico's infrastructure to facilitate private sector development and growth, such as the construction of the water pipeline and cogeneration facilities described below and the construction of a light rail system for the San Juan metropolitan area.

   The New Economic Model also seeks to identify and promote areas in which Puerto Rico can compete more effectively in the global markets. Tourism has been identified as one such area because of its potential for job creation and contribution to the gross product. In 1993, a new Tourism Incentives Act and a Tourism Development Fund were implemented in order to provide special tax incentives and financing for the development of new hotel projects and the tourism industry. As a result of these initiatives, new hotels have been constructed or are under construction which have increased the number of hotel rooms on the island from 8,415 in fiscal 1992 to 11,095 at the end of fiscal 1999 and to a projected 12,650 by the end of fiscal 2000.

   The New Economic Model also seeks to reduce the size of the Government's direct contribution to gross domestic product. As part of this goal, the Government has transferred certain governmental operations and sold a number of its assets to private parties. Among these are: (i) the Government sold the assets of the Puerto Rico Maritime Authority; (ii) the Aqueducts and Sewer Authority executed a construction and operating agreement with a private consortium for the design, construction, and operation of an approximately 75 million gallon per day water pipeline to the San Juan metropolitan area from the Dos Bocas reservoir in Utuado; (iii) the Electric Power Authority executed power purchase contracts with private power producers under which two cogeneration plants (with a total capacity of approximately 874 megawatts), using fuels other than oil, will be constructed; (iv) the Corrections Administration entered into operating agreements with two private companies for the operation of three new correctional facilities; (v) the Government entered into a definitive agreement to sell certain assets of a pineapple juice processing business and sold certain mango growing operations; (vi) the Government is in the process of transferring to local sugar cane growers certain sugar processing facilities; (vii) the Government sold three hotel properties and is currently negotiating the sale of a complex consisting of two hotels and a convention center; and (viii) the Government sold a controlling interest in the Puerto Rico Telephone Company, a subsidiary of the Telephone Authority, to a consortium led by GTE International Telecommunications Incorporated.

   One of the goals of the Rossello administration is to change Puerto Rico's public health care system from one in which the Government provides free health services to low income individuals through public health facilities owned and administered by the Government to one in which all medical services are provided by the private sector and the Government provides comprehensive health insurance coverage for qualifying (generally low income) Puerto Rico residents. Under this new system, the Government selects, through a bidding system, one private health insurance company in each of several designated regions of the island and pays such insurance company the insurance premium for each eligible beneficiary within such region. This new health insurance system is now covering 77 municipalities out of a total of 78 on the island. It is expected that the last municipality will be added in July 2000. The total cost of this program will depend on the number of municipalities included in the program, the number of participants receiving coverage, and the date coverage commences. As of August 1, 1999, over 1.7 million persons were participating in the program at an estimated annual cost to Puerto Rico for fiscal 2000 of approximately $994 million. In conjunction with this program, the operation of certain public health facilities has been transferred to private entities. The Government's current privatization plan for health facilities provides for the transfer of ownership of all health facilities to private entities. The Government has sold forty-four health facilities to private companies and is currently in the process of closing the sale of fourteen additional health facilities to such companies.

   One of the factors assisting the development of the manufacturing sector in Puerto Rico has been the federal and Commonwealth tax incentives available, particularly those under the Puerto Rico
Industrial Incentives Program and Sections 30A and 936 of the Internal Revenue Code 1986, as amended (the "Code").

   Since 1948, Puerto Rico has promulgated various industrial incentive laws designed to stimulate industrial investment. Under these laws, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other taxes. The most recent of these laws is Act No. 135 of December 2, 1997 (the "1998 Tax Incentives Law").

   The benefits provided by the 1998 Tax Incentives Law are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant. Activities eligible for tax exemption include manufacturing, certain services performed for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico, and laboratories for scientific and industrial research. For companies qualifying thereunder, the 1998 Tax Incentives Law imposes income tax rates ranging from 2% to 7%. In addition, it grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first eighteen months of operation and between 80% and 60% thereafter, and 100% exemption from municipal excise taxes. The 1998 Tax Incentives Law also provides various special deductions designated to stimulate employment and productivity, research and development, and capital investment in Puerto Rico.

   Under the 1998 Tax Incentives Law, companies are able to repatriate or distribute their profits free of dividend taxes. In addition, passive income derived from designated investments will continue to be fully exempt from income and municipal license taxes. Individual shareholders of an exempted business are allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share in the exempted business' income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period will be subject to a 4% income tax rate.

   For many years, U.S. companies operating in Puerto Rico enjoyed a special tax credit that was available under Section 936 of the Code. Originally, the credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. Amendments to Section 936 made in 1993 (the "1993 Amendments") instituted two alternative methods for calculating the tax credit and limited the amount of the credit that a qualifying company could claim. These limitations are based on a percentage of qualifying income (the "percentage of income limitation") and on qualifying expenditures on wages and other wage related benefits (the "economic activity limitation", also known as the "wage credit limitation"). As a result of amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the U.S. Congress and signed into law by President Bill Clinton on August 20, 1996 (the "1996 Amendments"), the tax credit, as described below, is now being phased out over a ten-year period for existing claimants and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995 (including existing Section 936 Corporations (as defined below) to the extent substantially new operations are established in Puerto Rico). The 1996 Amendments also moved the credit based on the economic activity limitation to Section 30A of the Code and phased it out over 10 years. In addition, the 1996 Amendments eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico. The Section 30A Credit and the remaining Section 936 credit are discussed below.

   SECTION 30A. The 1996 Amendments added a new Section 30A to the Code. Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests (which are similar to the 80% and 75% gross income tests of Section 936 of the Code discussed below) to claim a credit (the "Section 30A Credit") against the federal income tax imposed on taxable income derived from sources outside the United States from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income").

   A QDC is a U.S. corporation which (i) was actively conducting a trade or business in Puerto Rico on October 13, 1995, (ii) had a
Section 936 election in effect for its taxable year that included October 13, 1995, (iii) does not have in effect an election to use the percentage limitation of Section 936(a)(4)(B) of the Code, and (iv) does not add a "substantial new line of business."

   The Section 30A Credit is limited to the sum of (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages, (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property, and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).

   A QDC electing Section 30A of the Code may compute the amount of its active business income, eligible for the Section 30A Credit, by using either the cost sharing formula, the profit-split formula, or the cost-plus formula, under the same rules and guidelines prescribed for such formulas as provided under Section 936 (see discussion below). To be eligible for the first two formulas, the QDC must have a significant presence in Puerto Rico.

   In the case of taxable years beginning after December 31, 2001, the amount of possession income that would qualify for the Section 30A Credit would be subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995.

   Section 30A applies only to taxable years beginning after December 31, 1995 and before January 1, 2006.

   SECTION 936. Under Section 936 of the Code, as amended by the 1996 Amendments, and as an alternative to the Section 30A Credit, U.S. corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their U.S. corporate income tax, the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business. To qualify under Section 936 in any given taxable year, a corporation must derive for the three-year period immediately preceding the end of such taxable year (i) 80% or more of its gross income from sources within Puerto Rico and (ii) 75% or more of its gross income from the active conduct of a trade or business in Puerto Rico.

   Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (A) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles, and other functions carried out in Puerto Rico, provided it contributes to the research and development expenses of its affiliated group or pays certain royalties; (B) a profit-split formula, whereby it is allowed to claim 50% of the net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (C) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico. To be eligible for the first two formulas, the Section 936 Corporation must have a significant business presence in Puerto Rico for purposes of the Section 936 rules.

   As a result of the 1993 Amendments and the 1996 Amendments, the
Section 936 credit is only available to companies that were operating in Puerto Rico on October 13, 1995, and had elected the percentage of income limitation and is limited in amount to 40% of the credit allowable prior to the 1993 Amendments, subject to a five-year phase-in period from 1994 to 1998 during which period the percentage of the allowable credit is reduced from 60% to 40%.

   In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit will be subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years beginning in 2006.

   PROPOSAL TO EXTEND THE PHASEOUT OF SECTION 30A. During 1997, the Government of Puerto Rico proposed to Congress the enactment of a new permanent federal incentive program similar to that provided under
Section 30A. Such a program would provide U.S. companies a tax credit based on qualifying wages paid and other wage-related expenses, such as fringe benefits, as well as depreciation expenses for certain tangible assets and research and development expenses. Under the Governor's proposal, the credit granted to qualifying companies would continue in effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic parameters. The fiscal 1998, fiscal 1999 and fiscal 2000 budgets submitted by President Clinton to Congress included a proposal to modify Section 30A to (i) extend the availability of the Section 30A Credit indefinitely; (ii) make it available to companies establishing operations in Puerto Rico after October 13, 1995; and (iii) eliminate the income cap. This proposal was not included in the 1998 or 1999 budgets approved by Congress. While the Government of Puerto Rico plans to continue lobbying for this proposal, it is not possible at this time to predict whether the Section 30A Credit will be so modified.

   OUTLOOK. It is not possible at this time to determine the long-term effect on the Puerto Rico economy of the enactment of the 1996 Amendments. The Government of Puerto Rico does not believe there will be short-term or medium-term material adverse effects on Puerto Rico's economy as a result of the enactment of the 1996 Amendments. The Government of Puerto Rico further believes that during the phase-out period sufficient time exists to implement additional incentive programs to safeguard Puerto Rico's competitive position.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.

Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).

For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

   For the fiscal periods ended December 31, 1999 and 1998, the portfolio turnover rates were 19% and 24%, respectively, for Spartan Michigan Municipal Income.

   For the fiscal years ended December 31, 1999, 1998, and 1997, the
funds     paid no brokerage commissions.

For t   he fiscal year ended Dece    mber 31, 1999 the funds paid no
brokerage commissions to firms that provided research services.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those
of other funds or investment accounts managed by FMR    or its
affiliates. It sometimes happens that the same security is held in the
portfolio of more than one of these funds or in    vestment accounts.
Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each fund's NAV is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

TAX-FREE BOND FUND. Portfolio securities are valued by various methods. If quotations are not available, fixed-income securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

MONEY MARKET FUND. Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.

Securities of other open-end investment companies are valued at their respective NAVs.

At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

PERFORMANCE

A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. The share price of a bond fund, the yield of a fund, and return fluctuate in response to market conditions and other factors, and the value of a bond fund's shares when redeemed may be more or less than their original cost.

YIELD CALCULATIONS (MONEY MARKET FUND). To compute the yield for the money market fund for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. The money market fund also may calculate an effective yield by compounding
the base period return over a one-year period.    In calculating the
money market fund's yield and effective yield, the yield quoted is reduced by the effect of applicable income taxes payable on the shareholder's dividends, using the maximum rate for individual income
taxation    . In addition to the current yield, the money market fund
may quote yields in advertising based on any historical seven-day period. Yields for the money market fund are calculated on the same basis as other money market funds, as required by applicable regulation.

Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

YIELD CALCULATIONS (BOND FUND). Yields for the fund are computed by dividing the fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income.

Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.

Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

   The tax-equivalent yield of a fund reflects a comparison of the fund's yield to the yield of a fully taxable investment. Tax-equivalent yields are calculated by dividing that portion of a fund's yield that is tax-exempt by the result of one minus the applicable specified combined federal and/or state income tax rate and adding the quotient to that portion, if any, of the fund's yield that is not tax-exempt.

   The following tables show the effect of a shareholder's tax status on tax-equivalent yield under federal and state income tax laws for 2000. The second table shows the tax-equivalent yields at various income brackets of hypothetical tax-exempt obligations yielding from 2% to 7%. Of course, no assurance can be given that a fund will achieve any specific tax-exempt yield. While each fund invests principally in obligations whose interest is exempt from federal and applicable state income tax, some portion of the income received by the fund may be taxable.

Use the first table to find your approximate effective tax bracket
taking into account federal and state taxes for 2   00    0.

   2000 TAX RATES***


Taxable Income*

Single Return              Joint Return            Federal Marginal Rate  Michigan State Marginal Rate


$                $ 26,250  $             $ 43,850   15.00%                 4.40%

 26,251           63,550    43,851        105,950   28.00%                 4.40%

 63,551           132,600   105,951       161,450   31.00%                 4.40%

 132,601          288,350   161,451       288,350   36.00%                 4.40%

 288,351          and up    288,351       and up    39.60%                 4.40%



   2000 TAX RATES***


Taxable Income*

Single Return              Joint Return            Federal Marginal Rate       Combined Federal and State
                                                                               Effective Rate**


$                $ 26,250  $             $ 43,850   15.00%                       18.7400%

 26,251           63,550    43,851        105,950   28.00%                       31.1680%

 63,551           132,600   105,951       161,450   31.00%                       34.0360%

 132,601          288,350   161,451       288,350   36.00%                       38.8160%

 288,351          and up    288,351       and up    39.60%                       42.2576%




* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.

** Excludes the impact of the    alternative     minimum tax, the
phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a
taxpayer's marginal tax rate.    Assumes     a shareholder itemizes
deductions. An    increase     in a shareholder's marginal tax rate
would increase that shareholder's tax-equivalent yield.

***Does not take into    account     local taxes, if any, payable on
fund distributions.

Having determined your effective tax bracket, use the following table
to determine the tax-equivalent yield for a giv   en tax-exempt
obligation's yield.

                                If your combined federal and
                                state effective tax rate in
                                2000 is:

                                31.17%                          34.04%  38.82%  42.26%

If a tax-exempt obligation's    Tax-equivalent yield would be:
yield is:

2%                              2.91%                           3.03%   3.27%   3.46%

3%                              4.36%                           4.55%   4.90%   5.20%

4%                              5.81%                           6.06%   6.54%   6.93%

5%                              7.26%                           7.58%   8.17%   8.66%

6%                              8.72%                           9.10%   9.81%   10.39%

7%                              10.17%                          10.61%  11.44%  12.12%


A fund may invest a portion of its assets in obli   gations that are
subject to federal and/or state income taxes. When a fund invests in these obligations, its tax-equivalent yield may be lower. In the table above, the tax-equivalent yields are calculated assuming investments are 100% exempt from federal and state income taxes.

RETURN CALCULATIONS. Returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted
on a before-tax or after-tax basis.    After-tax returns reflect the
return of a hypothetical account after payment of federal and/or state taxes using assumed tax rates. After-tax returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by selling shares, that shares are held through the entire period, sold on the last day of the period, or sold at a future date, and distributions are reinvested or paid in cash. Returns may or may
not include the eff    ect of a fund's small account fee. Excluding a
fund's small account fee from a return calculation produces a higher
return figure. Returns, yiel   ds a    nd other    performance
information may be quoted numerically or in a table, graph, or similar illustration.

NET ASSET VALUE. Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.

HISTORICAL BOND FUND RESULTS. The following table shows the fund's yield, tax-equivalent yield, and returns for the fiscal period ended December 31, 1999.

HISTORICAL MONEY MARKET FUND RESULTS. The following table shows the fund's 7-day yield, tax-equivalent yield, and returns for the fiscal period ended December 31, 1999.

The tax-equivalent yields for    Michigan     Municipal Money Market
and Spartan Michigan Municipal Income are based on a combined
effective federal and state income tax rate of    38.82%.

   As of December 31, 1999, an estimated 2.28% of Michigan Municipal Money Market's income was subject to state taxes. Note that Michigan Municipal Money Market may invest in securities whose income is subject to the federal alternative minimum tax.

   As of December 31, 1999, none of Spartan Michigan Municipal
Income's income was subject to state taxes. Note that Spartan Michigan Municipal Income may invest in securities whose income is subject to the federal alternative minimum tax.

                                                                   Average Annual Returns

                           Seven-Day Yield  Tax- Equivalent Yield  One Year                Five Years  Life of Fund*

MI Municipal Money Market   4.05%            6.63%                  2.82%                   3.07%       3.26%



                           Cumulative Returns

                           One  Year           Five Years  Life of Fund*

MI Municipal Money Market   2.82%               16.35%      37.74%


   * From     January 12, 1990    (commencement of operations).


                                                                      Average Annual Returns

                             Thirty-Day Yield  Tax- Equivalent Yield  One Year                Five Years  Ten Years

Spartan MI Municipal Income   5.08%             8.30%                  -2.63%                  6.01%       6.17%



                             Cumulative Returns

                             One  Year           Five Years  Ten Years

Spartan MI Municipal Income   -2.63%              33.89%      81.91%


Note: If FMR had not reimbursed certain fund expenses during these
periods, each fund's returns wo   uld have been lower.

The following tables show the income and capital elements of each fund's cumulative return. The tables compare each fund's return to the record of the Standard & Poor's 500 Index (S&P 500(registered trademark)), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons are provided to show how each fund's return compared to the record of a market
ca   pitalization-weighted     index of common stocks and a narrower
set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.

The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 10-year period ended
Decem   ber 31, 1999 or life of f    und, as applicable, assuming all
distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.

During the period fro   m January 12, 1990 (commencement of
operations) to December 31, 1999, a hypothetical $10,000 investment in
Michigan Municipal M    oney Market would have grown to
$   13,774    .

FIDELITY MICHIGAN MUNICIPAL
MONEY MARKET FUND

Fiscal Year Ended         Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 10,000                  $ 3,774                       $ 0                          $ 13,774

1998                      $ 10,000                  $ 3,396                       $ 0                          $ 13,396

1997                      $ 10,000                  $ 3,005                       $ 0                          $ 13,005

1996                      $ 10,000                  $ 2,605                       $ 0                          $ 12,605

1995                      $ 10,000                  $ 2,238                       $ 0                          $ 12,238

1994                      $ 10,000                  $ 1,839                       $ 0                          $ 11,839

1993                      $ 10,000                  $ 1,557                       $ 0                          $ 11,557

1992                      $ 10,000                  $ 1,332                       $ 0                          $ 11,332

1991                      $ 10,000                  $ 1,038                       $ 0                          $ 11,038

1990*                     $ 10,000                  $ 566                         $ 0                          $ 10,566



FIDELITY MICHIGAN MUNICIPAL  INDEXES
MONEY MARKET FUND

Fiscal Year Ended            S&P 500   DJIA      Cost of Living**


1999                         $ 53,998  $ 53,539  $ 13,347

1998                         $ 44,610  $ 42,113  $ 12,998

1997                         $ 34,695  $ 35,667  $ 12,791

1996                         $ 26,016  $ 28,566  $ 12,577

1995                         $ 21,158  $ 22,195  $ 12,173

1994                         $ 15,379  $ 16,234  $ 11,872

1993                         $ 15,179  $ 15,465  $ 11,562

1992                         $ 13,789  $ 13,219  $ 11,253

1991                         $ 12,810  $ 12,320  $ 10,936

1990*                        $ 9,817   $ 9,908   $ 10,611


* From January 12, 1990 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Michigan Municipal Money Market on January 12, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted    to $    13,774. If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to    $3,207 for dividends
and $0 for capital gain distributions.

During the 1   0-year period ended December 31, 1999, a hypothetical
$10,000 investment in Spartan Michigan Municipal Income would have
grow    n to $18,191.

SPARTAN MICHIGAN MUNICIPAL
INCOME FUND

Fiscal Year Ended        Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                         Investment                Distributions                 Gain Distributions

1999                     $ 9,793                   $ 7,793                       $ 605                        $ 18,191

1998                     $ 10,559                  $ 7,470                       $ 653                        $ 18,682

1997                     $ 10,477                  $ 6,552                       $ 643                        $ 17,672

1996                     $ 10,180                  $ 5,536                       $ 494                        $ 16,210

1995                     $ 10,414                  $ 4,764                       $ 502                        $ 15,680

1994                     $ 9,532                   $ 3,594                       $ 460                        $ 13,586

1993                     $ 11,117                  $ 3,268                       $ 304                        $ 14,689

1992                     $ 10,550                  $ 2,332                       $ 22                         $ 12,904

1991                     $ 10,279                  $ 1,502                       $ 0                          $ 11,781

1990                     $ 9,811                   $ 704                         $ 0                          $ 10,515



SPARTAN MICHIGAN MUNICIPAL  INDEXES
INCOME FUND

Fiscal Year Ended           S&P 500   DJIA      Cost of Living


1999                        $ 53,289  $ 53,747  $ 13,347

1998                        $ 44,024  $ 42,276  $ 12,998

1997                        $ 34,240  $ 35,805  $ 12,791

1996                        $ 25,674  $ 28,677  $ 12,577

1995                        $ 20,880  $ 22,281  $ 12,173

1994                        $ 15,177  $ 16,297  $ 11,872

1993                        $ 14,980  $ 15,525  $ 11,562

1992                        $ 13,608  $ 13,270  $ 11,253

1991                        $ 12,642  $ 12,367  $ 10,936

1990                        $ 9,688   $ 9,946   $ 10,611


Explanatory Notes: With an initial investment of $10,000 in Spartan Michigan Municipal Income on January 1, 1990 the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to    $    18,812. If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amount   ed to $5,901 for dividends
and $473 for cap    ital gain distributions.

PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. The bond fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.

A fund's performance may also be compared to that of ea   ch
b    enchmark index representing the universe of securities in which the fund may invest. The return of each index reflects reinvestment of all dividends and capital gains paid by securities included in
   eac    h index. Unlike a fund's returns, however, each index's
returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

The municipal bond fund may compare its performance to the Lehman
Brothers Municipal Bond Index, a market value-weighted    index for
investment-grade municipal bonds with maturities of one year or more. Issues included in the index have been issued after December 31, 1990 and have been issued as part of an offering of at least $50 million. After December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in the index. Issues included in the index prior to January 1, 2000 have an outstanding par value of at least $3 million; while issues included in the index after January 1, 2000 have an outstanding par value of at least $5 million.

   Spartan Michigan Municipal Income may also compare its performance to that of the Lehman Brothers Michigan Municipal Bond Index, a market value-weighted index of Michigan investment-grade municipal bonds with maturities of one year or more. Issues included in the index have been issued after December 31, 1990 and have been issued as part of an offering of at least $50 million. After December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in the index. Issues included in the index prior to January 1, 2000 have an outstanding par value of at least $3 million; while issues included in the index after January 1, 2000 have an outstanding par value of at least $5 million.

A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

The money market fund may compare its performance or the performance of securities in which it may invest to averages published by IBC Financial Data, Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. IBC's MONEY FUND REPORT AVERAGES(trademark)/All Tax-Free, which is reported in IBC's MONEY
FUND REPORT(trademark), covers    460 ta    x-free money market funds.

A bond fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike municipal bond mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The sales charges of many municipal bond mutual funds are lower than the purchase cost of individual municipal bonds, which are generally subject to direct brokerage costs.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.

A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

VOLATILITY. A bond fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility
seek to compare    the f    und's historical share price fluctuations
or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a bond fund may also discuss or illustrate examples of interest rate sensitivity.

MOMENTUM INDICATORS indicate price movements over specific periods of time for a bond fund. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.

A bond fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

As of Decemb   er 31, 1999, FMR advised over $35 billion in municipal
fund assets, $143 billion in taxable fixed-income fund assets, $149
billion in money market fund assets, $630 billion in equ    ity fund
assets, $22 billion in international fund assets, and $41 billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, a fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

   A fund may make redemption payments in whole or in part in readily marketable securities or other property, valued for this purpose as they are valued in computing each fund's NAV, if FMR determines it is in the best interest of the fund. Shareholders that receive
secur    ities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

DISTRIBUTIONS AND TAXES

DIVIDENDS. To the extent that each fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction.

Each fund purchases municipal securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues
to be excludable from gross income for other tax purposes.    Interest
from private activity securities will be considered tax-exempt for purposes of each fund's policies of investing so that at least 80% of its income distributions is free from federal income tax. Interest
from private activity securities is a tax preference item fo    r the
purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income,
not as capital gains.    Dividends resulting from a recharacterization
of gain from the sale of bonds purchased at market discount after April 30, 1993 are not considered income for purposes of each fund's policy of investing so that at least 80% of its income distributions is free from federal income tax.

MICHIGAN TAXES. Under a ruling of the Michigan Department of Treasury, shareholders of Michigan Municipal Money Market and Spartan Michigan Municipal Income who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on their Michigan fund dividends to the extent that such distributions are exempt-interest dividends for federal income tax purposes and are attributable to interest on tax-exempt obligations of the State of Michigan, its political or governmental subdivisions, or its governmental agencies or instrumentalities (as well as certain federally tax-exempt obligations of territories and possessions of the United States). Such distributions will also not be subject to city income taxes imposed by certain Michigan cities. Any distributions with respect to shares of each Michigan fund other than those described in the preceding sentence, including, but not limited to, long or short-term capital gains, will be subject to the Michigan income tax and single business tax and may be subject to the city
income taxes imposed by certain Michigan citie   s.

CAPITAL GAIN    DIST    RIBUTIONS. Each fund's long-term capital gain
distributions are federally taxable to shareholders generally as capital gains. The money market fund may distribute any net realized capital gains once a year or more often, as necessary.

   As of December 31, 1999, Spartan Michigan Municipal Income had a capital loss carryforward aggregating approximately $14,483,000. This loss carryforward, of which $12,527,000 and $1,956,000 will expire on December 31, 2006 and 2007, respectively, is available to offset future capital gains.

TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board, and executive officers of the trusts are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments(registered trademark), P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (   69)    , Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management &
Research (Far East) Inc.; and a Director of FDC. Abig   ail Johnson,
Member of the Advisory Board of Fidelity Municipal Trust and Fidelity Municipal Trust II, is Mr. Johnson's daughter.

   ABIGAIL P. JOHNSON (38), Member of the Advisory Board of Fidelity Municipal Trust and Fidelity Municipal Trust II (1999), is Vice President of certain Equity Funds (1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms.
Johnson managed a number of     Fidelity funds. Edward C. Johnson 3d,
Trustee and President of the Funds, is Ms. Johnson's father.

RALPH F. COX (   67    ), Trustee, is President of RABAR Enterprises
(management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company
(exploration and production). He is a Director of    Waste Management
Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering),
and Bonneville Pacific (independent power and petr    oleum
production). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (   68    ), Trustee. Mrs. Davis is retired from
Avon Products, Inc. where she held various positions including
   Senior Vice President of Corporate Affairs and Group Vice President of U.S. sales, distribution, and manufacturing. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a
member of the B    oard of Directors of the Southampton Hospital in
Southampton, N.Y. (1998).

ROBERT M. GATES (   56    ), Trustee (1997), is a consultant, author,
and lecturer (1993). Mr. Gates was Director of the Central
Intelli   gence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr.
Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (automotive, space, defense, and information technology). Mr. Gates previously served as a Director of Lucas Varity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and Public Service at Texas A & M University (1999-2000). Mr. Gates also
is a Trustee of the Forum for International Polic    y and of the
Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.

DONALD J. KIRK    (6    7), Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director
of General Re Corporation (reinsuranc   e, 1987-199    8) and as a
Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). He serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven
Health Services Corp. (1998), Vice    Chairman     of the Public
Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).

   NED C. LAUTENBACH (55), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

*PETER S. LYNCH    (56    ), Trustee, is Vice Chairman and Director of
FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan(registered trademark) Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

WILLIAM O. McCOY (6   6    ), Trustee (1997), is the Interim
Chancellor for the University of North Carolina at Chapel Hill.
Pre   viously he had served from 1995 through 1998 as Vice President of Finance for the University of North Carolina (16-school system). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Duke-Weeks Realty Corporation (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking,
1996), and Dynatech Corporation (electronics, 1999). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy served as a member of the Board of
Visitors for the University of North Carolina at     Chapel Hill
(1994-1998) and currently serves on the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).

GERALD C. McDONOUGH (   71)    , Trustee and Chair   man of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and
Chairman of the Boar    d of York International Corp. (air
conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.

MARVIN L. MANN (   66    ), Trustee (1993), is Chairman Emeritus, of
Lexmark International, Inc. (office machines, 1991) where he still remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997). He is a
Board member of Dynatech Corporation (electronics, 199    9).

*ROBERT C. POZEN (   53    ), Trustee (1997) and Senior Vice
President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

THOMAS R. WILLIAMS (   71)    , Trustee, is President of The Wales
Group, Inc. (management and financial advisory services). Prior to
re   tiring in 1987, Mr. Williams served as Chairman of the Board of
First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of National Life Insurance Company of Vermont and American Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc.
(agric    ultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).

DWIGHT D. CHURCHILL (   46)    , is Vice President of Bond Funds,
Group Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

BOYCE I. GREER (   43),     is Vice President of Money Market Funds
(1997), Group Leader of the Money Market Group (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Municipal Fixed-Income Investments (1996-1997).

   FRED L. HENNING, JR.     (60   ), is President of Fidelity
Investments Fixed-Income Division (1998), and Senior Vice President of FMR and of Fidelity Investments Money Management, Inc. Mr. Henning joined Fidelity in 1977 as portfolio manager for Fidelity Daily Income Trust Fund. Since then, he has held a number of positions with FMR and its affiliates and serves as an officer of other investment companies managed or advised by FMR.

NORMAN U. LIND    (43    ), is Vice President of Spartan Michigan
Municipal Income Fund (1998), and other funds advised by FMR. Prior to his current responsibilities, Mr. Lind managed a variety of Fidelity funds.

DIANE M. MCLAUGHLIN (   36    ), is Vice President of Fidelity
Michigan Municipal Money Market Fund (1997), and other funds advised by FMR. Prior to her current responsibilities, Ms. McLaughlin served as a senior trader and has managed a variety of funds.

   ERIC D. ROITER (51), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998) and Vice President and Clerk of FDC
(1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S.
Securities and Exchange Commission (1979-1981). Mr.     Roiter was an
Adjunct Member, Faculty of Law, at Columbia University Law School
(1996-1997).

   Robert A. Dwight (41), Treasurer (2000), is Treasurer of the Fidelity funds and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

   MARIA F. DWYER (41), Deputy Treasurer (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee
(1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

MATTHEW N. KARSTETTER ( 3 8), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).

STANLEY N. GRIFFITH (   53)    , Assistant Vice President (1998), is
Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and an employee of FMR Corp.

JOHN H. COSTELLO (   53    ), Assistant Treasurer, is an employee of
FMR.

THOMAS J. SIMPSON (   41    ), Assistant Treasurer (1996), is
Assistant Treasurer of Fidelity's Fixed-Income Funds (1998) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his
or her services for the fiscal year ended December 31,    1999.

COMPENSATION TABLE

Trustees and Members of the  Aggregate Compensation from  Aggregate Compensation from  Total Compensation from the
Advisory Board               Michigan Municipal Money     Spartan Michigan Municipal   Fund Complex*,A
                             MarketB                      IncomeB

Edward C. Johnson 3d**       $ 0                          $ 0                          $ 0

Abigail P. Johnson**         $ 0                          $ 0                          $ 0

Ralph F. Cox                 $ 110                        $ 133                        $ 217,500

Phyllis Burke Davis          $ 107                        $ 129                        $ 211,500

Robert M. Gates              $ 110                        $ 133                        $ 217,500

E. Bradley Jones****         $ 110                        $ 133                        $ 217,500

Donald J. Kirk               $ 110                        $ 133                        $ 226,500

Ned C. Lautenbach***         $ 27                         $ 30                         $ 54,000

Peter S. Lynch**             $ 0                          $ 0                          $ 0

William O. McCoy             $ 108                        $ 132                        $ 214,500

Gerald C. McDonough          $ 136                        $ 165                        $ 269,000

Marvin L. Mann               $ 110                        $ 133                        $ 217,500

Robert C. Pozen**            $ 0                          $ 0                          $ 0

Thomas R. Williams           $ 107                        $ 131                        $ 213,000


   * Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

   ** Interested Trustees of the funds and Ms. Johnson are compensated by FMR.

   *** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board.
Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

   **** Mr. Jones served on the Board of Trustees through December 31,
1999.

   A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William
O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas R. Williams, $62,319.

   B Compensation figures include cash.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

As of December 31, 1999, the Trustees, Members of the    Advisory
Board, and o    fficers of each fund owned, in the aggregate, less
than 1% of each fund's total outstanding shar   es.

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR
and    Fidelity Investments Money Management, Inc. (FIMM)    . The
voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing
Company, which provides marketing services to various companies within the Fidelity organization.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the
custodian, au   ditor,     and non-interested Trustees. Each fund's
management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

MANAGEMENT FEES. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.


GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .3700%           $ 1 billion       .3700%

 3 - 6                .3400             50               .2188

 6 - 9                .3100             100              .1869

 9 - 12               .2800             150              .1736

 12 - 15              .2500             200              .1652

 15 - 18              .2200             250              .1587

 18 - 21              .2000             300              .1536

 21 - 24              .1900             350              .1494

 24 - 30              .1800             400              .1459

 30 - 36              .1750             450              .1427

 36 - 42              .1700             500              .1399

 42 - 48              .1650             550              .1372

 48 - 66              .1600             600              .1349

 66 - 84              .1550             650              .1328

 84 - 120             .1500             700              .1309

 120 - 156            .1450             750              .1291

 156 - 192            .1400             800              .1275

 192 - 228            .1350             850              .1260

 228 - 264            .1300             900              .1246

 264 - 300            .1275             950              .1233

 300 - 336            .1250             1,000            .1220

 336 - 372            .1225             1,050            .1209

 372 - 408            .1200             1,100            .1197

 408 - 444            .1175             1,150            .1187

 444 - 480            .1150             1,200            .1177

 480 - 516            .1125             1,250            .1167

 516 - 587            .1100             1,300            .1158

 587 - 646            .1080             1,350            .1149

 646 - 711            .1060             1,400            .1141

 711 - 782            .1040

 782 - 860            .1020

 860 - 946            .1000

 946 - 1,041          .0980

 1,041 - 1,145        .0960

 1,145 - 1,260        .0940

Over 1,260            .0920


The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
r   ate at $826 billion of group net assets - the approximate level for December 1999 - was 0.1267%, which is the weighted average of the
respec    tive fee rates for each level of group net assets up to $826 billion.

Each fund's individual fund    fee rate is 0.25%     . Based on the
average group net assets of the funds advised by FMR for December
19   9    9, each fund's annual management fee rate would be
calculated as follows:

                                 Group Fee Rate     Individual Fund Fee Rate     Management Fee Rate

Michigan Municipal Money Market  0.1267%         +  0.25%                     =  0.3767%

Spartan Michigan Municipal       0.1267%         +  0.25%                     =  0.3767%
Income


One-twelfth of the management fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.

Fund                             Fiscal Years Ended December 31  Management Fees Paid to FMR

Michigan Municipal Money Market  1999                            $ 1,492,726

                                 1998                            $ 1,211,365

                                 1997                            $ 1,041,389

Spartan Michigan Municipal       1999                            $ 1,766,626
Income

                                 1998                            $ 1,788,097

                                 1997                            $ 1,745,102


FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, which is subject to revision or discontinuance). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's returns and yield, and repayment of the reimbursement by a fund will lower its returns and yield.

   FMR volunt    arily agreed to reimburse Spartan Michigan Municipal
Income if and to the extent that the fund's aggregate operating
expen   ses, including management fees, were in excess of an annual rate of its average net assets. The table below shows the periods of reimbursement and level of expense limitations for the applicable fund; the dollar amount of management fees incurred under the fund's
contract before reimbursement; and t    he dollar amount of management
fees reimbursed by FMR under the expense reimbursement for each period.


                            Periods of Expense Limitation                     Aggregate Operating Expense
                            From                           To                 Limitation

Spartan Michigan Municipal  January 1, 1999                December 31, 1999  0.55%
Income

                            January 1, 1998                December 31, 1998  0.55%

                            April 1,  1997                 December 31, 1997  0.55%




                            Fiscal Years Ended December 31  Management Fee Before  Amount of  Management Fee
                                                            Reimbursement          Reimbursement

Spartan Michigan Municipal  1999                            $ 1,766,626            $ 0
Income

                            1998                            $ 1,788,097            $ 25,744

                            1997                            $ 1,745,102            $ 95,333


SUB-ADVISER. FMR h   as entered into a sub-advisory agreement with
FIMM pursuant to which FIMM has primary responsibility for choosing investments for each fund. Prior to January 23, 1998, FMR Texas Inc. (FMR Texas) had primary responsibility for providing investment
management services to     the money market fund. On January 23, 1998,
FMR Texas was merged into FIMM, which succeeded to the operations of FMR Texas.

Under the terms of the sub-advisory agreements, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

On behalf of the money market fund, for the fiscal year ended December
31, 1998 and 1997, FMR paid FMR Texas fees of $   36,507     and
$520,694, respectively. On behalf of the money market fund, for the fiscal year ended December 31, 1999 and 1998, FMR paid FIMM fees of
$   746,363     and $569,175, respectively.

On b   ehalf of Spartan Michigan Municipal Income, for the fiscal year
ended December 31, 1999, FMR paid FIMM fees of $883,313    .

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with    FDC,
a    n affiliate of FMR. FDC is a broker-dealer registered under the
Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Michigan Municipal Money Market and Spartan Michigan Municipal Income shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may    compensate intermediaries that satisfy certain criteria
established from time to time by FDC relating to the level or type of
services provide    d by the intermediary, the sale or expected sale
of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agen   t agreement with
Citibank, N.A. (Citibank), which is located at 111 Wall Street, New York, New York. Under the terms of the agreements, Citibank provides transfer agency, dividend disbursing, and shareholder services for
each fund. Citibank in turn has entered into s    ub-transfer agent
agreements with FSC, an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related
transfer agency fees paid to    Citibank.

For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type and fund type. The account fees are subject to increase based on postage rate changes.

FSC also collects small account fees from certain accounts with balances of less than $2,500.

I   n add    ition, Citibank receives the pro rata portion of the
transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each
Fidelity Freedom Fund a   nd Fidelity Four-in-One Index Fund, funds of
funds managed by an FMR affiliate, according to the percentage of the QSTP's, Freedom Fund's or Fidelity Four-in-One Index Fund's assets that is invested in a fund, subject to certain limitations in the case
of Fidelity Four-in-One In    dex Fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with
C   itibank. Under the terms of the agreements, Citibank provides pricing and bookkeeping services for each fund. Citibank in turn has
en    tered into sub-service agent agreements with FSC . Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and
bookkeeping fees paid to C   itibank    .

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates f   or pricing and bookkeeping services for the
domestic fixed-income fund are 0.0275% of the first $500 million of average net assets, 0.0175% of average net assets between $500 million and $3 billion, 0.0021% of average net assets between $3 billion and $25 billion, and 0.00075% of average net assets in excess of $25
billion. The fee, not including reim    bursement for out-of-pocket
expenses, is limited to a minimum of $60,000 per year.

The annua   l rates for pricing and bookkeeping services for
    the    money market fund are 0.0150% of the first $500 million of average net assets, 0.0075% of average net assets between $500 million and $10 billion, 0.0021% of average net assets between $10 billion and $25 billion, and 0.00075% of average net assets in excess of $25
billion. The fee, not includin    g reimbursement for out-of-pocket
expenses, is limited to a minimum of $40,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.

Fund                             1999       1998       1997

Michigan Municipal Money Market  $ 72,509   $ 64,380   $ 57,582

Spartan Michigan Municipal       $ 138,711  $ 195,895  $ 190,407
Income


DESCRIPTION OF THE TRUSTS

TRUST ORGANIZATION. Fidelity Michigan Municipal Money Mark   et Fund
is a fund o    f Fidelity Municipal Trust II, an open-end management
in   vestment company orga    nized as a Delaware business trust on
June 20, 1991. On February 20, 1996, Fidelity Michigan Muni   cipal
Money     Market Fund changed its name from Fidelity Michigan Money
Market Portfolio to Fidelity Michigan Municipal Money Market Fund. Currently, there are three funds in Fidelity Michigan Municipal
Trust II: Fidelity Michigan Municipal Money Market Fund, Fidelity Ohio Municipal Money Market Fund and Spartan Pennsylvania Municipal Money Market Fund. Spartan Michigan Municipal Income Fund is a fund of
Fidelity Municipal Trust, a    n open-end management in   vestment
company orga    nized as a Massachusetts business trust on June 22,
1984   . On February 20, 1996, Spartan Michigan Municipal Income Fund
changed its name from Fidelity Michigan Tax-Free High Yield Portfolio
to Fidelity Michigan Municipal Income Fund.     On April 1, 1997,
Spar   tan Michiga    n Municipal Income Fund changed its name from
Fidelity Michigan Municipal Income Fund to Spartan Michigan Municipal
Income Fund.    Currently, there are five     funds in Fidelity
Municipal Trust: Spartan Michigan Municipal Income Fund, Spartan
Minnesota Municipal Income Fund   , Spartan Ohio M    unicipal Income
Fund, Spartan Pennsylvania Municipal Income Fund, and    Spartan
Municipal In    come Fund. The Trustees are permitted to create
additional funds in the trusts.

The assets    of each trust received for the issue or sale of shares
of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund. Any general
expenses of the respective trusts shall be all    ocated between or
among any one or more of its funds.

The assets of the Massachusetts trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the Massachusetts trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the Massachusetts trust shall be allocated between or among any one or more of its funds.

The assets of the Delaware trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the Delaware trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the Delaware trust shall be allocated between or among any one or more of its funds.

SHAREHOLDER LIABILITY - MASSACHUSETTS TRUST. The Massachusetts trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the Massachusetts trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Massachusetts trust or its Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the Massachusetts trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

SHAREHOLDER LIABILITY - DELAWARE TRUST. The Delaware trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Delaware trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

VOTING RIGHTS - MASSACHUSETTS TRUST. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading
"Shareholder Liability" above.

The trust or any of its funds may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund with another entity or the sale of substantially all of the assets of the trust or a fund to another entity requires approval by a vote of shareholders of the trust or the fund. The Trustees may, however, reorganize or terminate the trust or any of its funds without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

VOTING RIGHTS - DELAWARE TRUST. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading
"Shareholder Liability" above.

The trust or any of its funds may be terminated upon the sale of its assets to another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by a vote of shareholders. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

Under the Trust Instrument, the Trustees may, without shareholder vote, in order to change the form of organization of the trust cause the trust to merge or consolidate with one or more trusts, partnerships, associations, limited liability companies or corporations, as long as the surviving entity is an open-end management investment company, or is a fund thereof, that will succeed to or assume the trust's registration statement, or cause the trust to incorporate under Delaware law.

CUSTODIAN. Citiba   nk, N.A., 11    1 Wall Street, New York, New York,
is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

FMR, its officers and directors, its affiliated companies, and members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

AUDITOR. PricewaterhouseCoopers LLP, 160 Federal Street, Boston,
Massachusetts   , serves     as independent accountant for each fund.
The auditor examines financial statements for the funds and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial stat ements and financial highl ights for the fiscal year ended December 31, 1999 , and report of the auditor, are included in the fun d's annual repo rt and are incorporated herein by reference.

APPENDIX

Fidelity, Spartan, Fid   elity Investments     & (Pyramid) Design,
Fidelity Focus, Fidelity Investments and Magellan are registered trademarks of FMR Corp.

THE THIRD PARTY MARKS APPEARING ABOVE ARE THE MARKS OF THEIR
RESPECTIVE OWNERS.


Like securities of all mutual
funds, these securities have
not been approved or
disapproved by the
Securities and Exchange
Commission, and the
Securities and Exchange
Commission has not
determined if this
prospectus is accurate or
complete. Any
representation to the
contrary is a criminal
offense.

SPARTAN(REGISTERED TRADEMARK)
MUNICIPAL
FUNDS

SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND
(fund number 036, trading symbol FLTMX)

SPARTAN MUNICIPAL INCOME FUND
(fund number 037, trading symbol FHIGX)

PROSPECTUS
FEBRUARY 28, 2000

(FIDELITY_LOGO_GRAPHIC)(registered trademark)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS


FUND SUMMARY             2   INVESTMENT SUMMARY

                         3   PERFORMANCE

                         5   FEE TABLE

FUND BASICS              7   INVESTMENT DETAILS

                         8   VALUING SHARES

SHAREHOLDER INFORMATION  8   BUYING AND SELLING SHARES

                         16  EXCHANGING SHARES

                         16  ACCOUNT FEATURES AND POLICIES

                         19  DIVIDENDS AND CAPITAL GAIN
                             DISTRIBUTIONS

                         19  TAX CONSEQUENCES

FUND SERVICES            20  FUND MANAGEMENT

                         20  FUND DISTRIBUTION

APPENDIX                 20  FINANCIAL HIGHLIGHTS

FUND SUMMARY


INVESTMENT SUMMARY

INVESTMENT OBJECTIVE

SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND seeks as high a level of current income, exempt from federal income tax, as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Normally investing in investment-grade municipal debt securities (those of medium and high quality).

(small solid bullet) Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal income tax.

(small solid bullet) Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.

(small solid bullet) Managing the fund to have similar overall interest rate risk to the Lehman Brothers 1-17 Year Municipal Bond Index.

(small solid bullet) Normally maintaining a dollar-weighted average maturity between three and ten years.

(small solid bullet) Allocating assets across different market sectors and maturities.

(small solid bullet) Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

SPARTAN MUNICIPAL INCOME FUND seeks to provide a high current yield exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Normally investing in investment-grade municipal debt securities (those of medium and high quality).

(small solid bullet) Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal income tax.

(small solid bullet) Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.

(small solid bullet) Managing the fund to have similar overall interest rate risk to the Lehman Brothers 3 Plus Year Municipal Bond Index.

(small solid bullet) Allocating assets across different market sectors and maturities.

(small solid bullet) Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

PERFORMANCE

The following information illustrates the changes in each fund's performance from year to year and compares each fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Each fund also compares its performance to the performance of an additional index over various periods of time. Data for the additional indexes is available only from June 30, 1993 to the present. Returns are based on past results and are not an indication of future performance.

   YEAR-BY-YEAR RETURNS


SPARTAN INTERMEDIATE
MUNICIPAL INCOME

Calendar Years        1990   1991    1992   1993    1994    1995    1996   1997   1998   1999

                      6.97%  11.19%  8.17%  12.24%  -4.76%  14.84%  4.43%  8.23%  5.89%  -1.06%




Percentage (%)
Row: 1, Col: 1, Value: 6.970000000000001
Row: 2, Col: 1, Value: 11.19
Row: 3, Col: 1, Value: 8.17
Row: 4, Col: 1, Value: 12.24
Row: 5, Col: 1, Value: -4.76
Row: 6, Col: 1, Value: 14.84
Row: 7, Col: 1, Value: 4.430000000000001
Row: 8, Col: 1, Value: 8.229999999999999
Row: 9, Col: 1, Value: 5.89
Row: 10, Col: 1, Value: -0.9500000000000001

   DURING THE PERIODS SHOWN IN THE CHART FOR SPARTAN INTERMEDIATE
MUNICIPAL INCOME, THE HIGHEST RETURN FOR A QUARTER WAS     6.09%
(QUARTER ENDED     MARCH 31, 1995   ) AND THE LOWEST RETURN FOR A
QUARTER WAS     -5.20%    (QUARTER ENDED     MARCH 31, 1994   ).

SPARTAN MUNICIPAL INCOME

Calendar Years            1990   1991    1992   1993    1994    1995    1996   1997   1998   1999

                          8.47%  10.18%  8.36%  13.11%  -7.45%  16.18%  4.94%  9.23%  6.04%  -2.48%



Percentage (%)
Row: 1, Col: 1, Value: 8.470000000000001
Row: 2, Col: 1, Value: 10.18
Row: 3, Col: 1, Value: 8.360000000000001
Row: 4, Col: 1, Value: 13.11
Row: 5, Col: 1, Value: -7.45
Row: 6, Col: 1, Value: 16.18
Row: 7, Col: 1, Value: 4.94
Row: 8, Col: 1, Value: 9.229999999999999
Row: 9, Col: 1, Value: 6.04
Row: 10, Col: 1, Value: -2.48

   DURING THE PERIODS SHOWN IN THE CHART FOR SPARTAN MUNICIPAL INCOME,
THE HIGHEST RETURN FOR A QUARTER WAS     6.68%    (QUARTER ENDED
    MARCH 31, 1995   ) AND THE LOWEST RETURN FOR A QUARTER WAS
    -6.03%    (QUARTER ENDED     MARCH 31, 1994   ).

AVERAGE ANNUAL RETURNS

For the periods ended          Past 1 year  Past 5 years  Past 10 years
December 31, 1999

Spartan Intermediate            -1.06%       6.34%         6.46%
Municipal Income

Lehman Bros. Muni. Bond Index   -2.06%       6.91%         6.89%

Lehman Bros. 1-17 year Muni.    -0.20%       6.60%         n/a
Bond Index

Lipper Intermediate Muni.       -1.65%       5.55%         5.91%
Debt Funds Average

Spartan Municipal Income        -2.48%       6.61%         6.44%

Lehman Bros. Muni. Bond Index   -2.06%       6.91%         6.89%

Lehman Bros. 3 Plus Year        -2.68%       6.99%         n/a
Municipal Bond Index

Lipper General Muni. Debt       -4.63%       5.76%         6.18%
Funds Average


The Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.

The Lehman Brothers 1-17 Year Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities between one and 17 years.

The Lehman Brothers 3 Plus Year Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of three years or more.

Each Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

FEE TABLE

The following table describes the fees and expenses that are incurred
when you buy, hold, or sell shares of a fund.    The annual fund
operating expenses provided below for each fund are based on historical expenses.

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)

Sales charge (load) on        None
purchases and reinvested
distributions

Deferred sales charge (load)  None
on redemptions

Annual account maintenance    $12.00
fee (for accounts under
$2,500)

ANNUAL FUND OPERATING EXPENSES (PAID FROM FUND ASSETS)

SPARTAN INTERMEDIATE      Management fee               0.36%
MUNICIPAL INCOME

                          Distribution and Service     None
                          (12b-1) fee

                          Other expenses               0.12%

                          Total annual fund operating  0.48%
                          expenses

SPARTAN MUNICIPAL INCOME  Management fee               0.38%

                          Distribution and Service     None
                          (12b-1) fee

                          Other expenses               0.11%

                          Total annual fund operating  0.49%
                          expensesA


A EFFECTIVE AUGUST 20, 1998, FMR HAS AGREED TO REIMBURSE SPARTAN MUNICIPAL INCOME TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 0.53%. THIS ARRANGEMENT WILL REMAIN IN EFFECT THROUGH DECEMBER 31, 2000.

This EXAMPLE helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total
expenses if you close your account    at the end of each time period
indicated    :

SPARTAN INTERMEDIATE      1 year    $ 49
MUNICIPAL INCOME

                          3 years   $ 154

                          5 years   $ 269

                          10 years  $ 604

SPARTAN MUNICIPAL INCOME  1 year    $ 50

                          3 years   $ 157

                          5 years   $ 274

                          10 years  $ 616


FUND BASICS


INVESTMENT DETAILS

INVESTMENT OBJECTIVE

SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND seeks as high a level of current income, exempt from federal income tax, as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets in investment-grade municipal debt securities (those of medium and high quality).

FMR normally invests so that at least 80% of the fund's assets    are
invested     in municipal securities whose interest is exempt from
federal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

FMR uses the Lehman Brothers 1-17 Year Municipal Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. In addition, the fund normally maintains a dollar-weighted average maturity between three and ten years. As of December 31, 1999, the dollar-weighted average maturity of the fund and the index was
approximately    8.2     and    7.9     years, respectively.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

SPARTAN MUNICIPAL INCOME FUND seeks to provide a high current yield exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets in investment-grade municipal debt securities (those of medium and high quality).

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

FMR uses the Lehman Brothers 3 Plus Year Municipal Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the
index. As of    December 31    , 1999, the dollar-weighted average
maturity of the fund and the index was approximately    15.0     and
   15.2     years, respectively.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds.

MUNICIPAL SECURITIES are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

PRINCIPAL INVESTMENT RISKS

Many factors affect each fund's performance. A fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of a fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect a fund's performance:

MUNICIPAL MARKET VOLATILITY. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance, and a fund could distribute income subject to federal income tax.

FUNDAMENTAL INVESTMENT POLICIES

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND seeks as high a level of current income, exempt from federal income tax, as is consistent with the preservation of capital.

SPARTAN MUNICIPAL INCOME FUND seeks to provide a high current yield exempt from federal income tax.

VALUING SHARES

Each fund is open for business each day the New York Stock Exchange
(NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Each fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES

GENERAL INFORMATION

Fidelity Investments(registered trademark) was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage
Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product and service information, please use the following
   w    eb site and phone numbers:

(small solid bullet) For information over the Internet, visit
Fidelity's    w    eb site at www.fidelity.com.

(small solid bullet) For accessing account information automatically by phone, use Fidelity Automated Service Telephone (FASTSM),
1-800-544-5555.

(small solid bullet) For exchanges, redemptions, and account assistance, 1-800-544-6666.

(small solid bullet) For mutual fund and brokerage information, 1-800-544-6666.

(small solid bullet) For retirement information, 1-800-544-4774.

(small solid bullet) TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

You may buy or sell shares of the funds through an investment professional. If you invest through an investment professional, the procedures for buying, selling, and exchanging shares of a fund and the account features and policies may differ. Additional fees may also apply to your investment in a fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

The different ways to set up (register) your account with Fidelity are listed in the following table.

WAYS TO SET UP YOUR ACCOUNT

INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS

GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

TRUST
FOR MONEY BEING INVESTED BY A TRUST

BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS

BUYING SHARES

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.

(small solid bullet) Fidelity does not accept cash.

(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.

(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.

(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

MINIMUMS

TO OPEN AN ACCOUNT                $10,000

Through regular investment plans  $500

TO ADD TO AN ACCOUNT              $1,000

Through regular investment plans  $500

MINIMUM BALANCE                   $5,000

These minimums may be lower for purchases through a Fidelity
GoalPlannerSM account in Spartan Intermediate Municipal Income.

There is no minimum account balance or initial or subsequent purchase minimum for investments through Fidelity Portfolio Advisory ServicesSM or a qualified state tuition program. In addition, each fund may waive or lower purchase minimums in other circumstances.

KEY INFORMATION

PHONE 1-800-544-6666         TO OPEN AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Call the phone number at left.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Call the phone number at left.
                             (small solid bullet) Use
                             Fidelity Money
                             Line(registered trademark)
                             to transfer from your bank
                             account.

INTERNET WWW.FIDELITY.COM    TO OPEN AN ACCOUNT
                             (small solid bullet) Complete
                             and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund. Mail to the address
                             under "Mail" below.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             (small solid bullet) Use
                             Fidelity Money Line to
                             transfer from your bank
                             account.

MAIL FIDELITY INVESTMENTS    TO OPEN AN ACCOUNT
P.O. BOX 770001 CINCINNATI,  (small solid bullet) Complete
OH 45277-0002                and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund. Mail to the address at
                             left.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Make
                             your check payable to the
                             complete name of the fund.
                             Indicate your fund account
                             number on your check and
                             mail to the address at left.
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Send a letter of instruction
                             to the address at left,
                             including your name, the
                             funds' names, the fund
                             account numbers, and the
                             dollar amount or number of
                             shares to be exchanged.

IN PERSON                    TO OPEN AN ACCOUNT
                             (small solid bullet) Bring
                             your application and check
                             to a Fidelity Investor
                             Center. Call 1-800-544-9797
                             for the center nearest you.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Bring
                             your check to a Fidelity
                             Investor Center. Call
                             1-800-544-9797 for the
                             center nearest you.

WIRE                         TO OPEN AN ACCOUNT
                             (small solid bullet) Call
                             1-800-544-6666 to set up
                             your account and to arrange
                             a wire transaction.
                             (small solid bullet) Wire
                             within 24 hours to: Bankers
                             Trust Company, Bank Routing
                             # 021001033, Account #
                             00163053.
                             (small solid bullet) Specify
                             the complete name of the
                             fund and include your new
                             fund account number and your
                             name.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00163053.
                             (small solid bullet) Specify
                             the complete name of the
                             fund and include your fund
                             account number and your name.

AUTOMATICALLY                TO OPEN AN ACCOUNT
                             (small solid bullet) Not
                             available.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Use
                             Fidelity Automatic Account
                             Builder(registered
                             trademark) or Direct Deposit.
                             (small solid bullet) Use
                             Fidelity Automatic Exchange
                             Service to exchange from a
                             Fidelity money market fund.

SELLING SHARES

The price to sell one share of each fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

(small solid bullet) You wish to sell more than $100,000 worth of shares;

(small solid bullet) Your account registration has changed within the
last    15 or     30 days,    depending on your account    ;

(small solid bullet) The check is being mailed to a different address than the one on your account (record address);

(small solid bullet) The check is being made payable to someone other than the account owner; or

(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

(small solid bullet) If you are selling some but not all of your shares, leave at least $5,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.

(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.

(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.

(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

(small solid bullet) Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.

(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.

(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.

(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.

KEY INFORMATION

PHONE 1-800-544-6666        (small solid bullet) Call the
                            phone number at left to
                            initiate a wire transaction
                            or to request a check for
                            your redemption.

                            (small solid bullet) Use
                            Fidelity Money Line to
                            transfer to your bank account.

                            (small solid bullet) Exchange
                            to another Fidelity fund.
                            Call the phone number at left.

INTERNET WWW.FIDELITY.COM   (small solid bullet) Exchange
                            to another Fidelity fund.

                            (small solid bullet) Use
                            Fidelity Money Line to
                            transfer to your bank account.

MAIL FIDELITY INVESTMENTS   INDIVIDUAL, JOINT TENANT,
P.O. BOX 660602 DALLAS, TX  SOLE PROPRIETORSHIP, UGMA,
75266-0602                  UTMA
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            your name, the fund's name,
                            your fund account number,
                            and the dollar amount or
                            number of shares to be sold.
                            The letter of instruction
                            must be signed by all
                            persons required to sign for
                            transactions, exactly as
                            their names appear on the
                            account.

                            TRUST
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            the trust's name, the fund's
                            name, the trust's fund
                            account number, and the
                            dollar amount or number of
                            shares to be sold. The
                            trustee must sign the letter
                            of instruction indicating
                            capacity as trustee. If the
                            trustee's name is not in the
                            account registration,
                            provide a copy of the trust
                            document certified within
                            the last 60 days.

                            BUSINESS OR ORGANIZATION
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            the firm's name, the fund's
                            name, the firm's fund
                            account number, and the
                            dollar amount or number of
                            shares to be sold. At least
                            one person authorized by
                            corporate resolution to act
                            on the account must sign the
                            letter of instruction.

                            (small solid bullet) Include
                            a corporate resolution with
                            corporate seal or a
                            signature guarantee.

                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR, GUARDIAN
                            (small solid bullet) Call
                            1-800-544-6666 for
                            instructions.

IN PERSON                   INDIVIDUAL, JOINT TENANT,
                            SOLE PROPRIETORSHIP, UGMA,
                            UTMA
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. The
                            letter of instruction must
                            be signed by all persons
                            required to sign for
                            transactions, exactly as
                            their names appear on the
                            account.

                            TRUST
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. The
                            trustee must sign the letter
                            of instruction indicating
                            capacity as trustee. If the
                            trustee's name is not in the
                            account registration,
                            provide a copy of the trust
                            document certified within
                            the last 60 days.

                            BUSINESS OR ORGANIZATION
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. At least
                            one person authorized by
                            corporate resolution to act
                            on the account must sign the
                            letter of instruction.

                            (small solid bullet) Include
                            a corporate resolution with
                            corporate seal or a
                            signature guarantee.

                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR, GUARDIAN
                            (small solid bullet) Visit a
                            Fidelity Investor Center for
                            instructions. Call
                            1-800-544-9797 for the
                            center nearest you.

AUTOMATICALLY               (small solid bullet) Use
                            Personal Withdrawal Service
                            to set up periodic
                            redemptions from your account.

CHECK                       (small solid bullet) Write a
                            check to sell shares from
                            your account.

EXCHANGING SHARES

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

(small solid bullet) The fund you are exchanging into must be available for sale in your state.

(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.

(small solid bullet) Before exchanging into a fund, read its prospectus.

(small solid bullet) Exchanges may have tax consequences for you.

(small solid bullet) Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.

(small solid bullet) Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.

ACCOUNT FEATURES AND POLICIES

FEATURES

The following features are available to buy and sell shares of the funds.

AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.


FIDELITY AUTOMATIC ACCOUNT
BUILDER(registered
trademark) TO MOVE MONEY
FROM YOUR BANK ACCOUNT TO A
FIDELITY FUND.

MINIMUM                        FREQUENCY                     PROCEDURES
$500                           Monthly or quarterly          (small solid bullet) To set
                                                             up for a new account,
                                                             complete the appropriate
                                                             section on the fund
                                                             application.

                                                             (small solid bullet) To set
                                                             up for existing accounts,
                                                             call 1-800-544-6666 or visit
                                                             Fidelity's web site for an
                                                             application.

                                                             (small solid bullet) To make
                                                             changes, call 1-800-544-6666
                                                             at least three business days
                                                             prior to your next scheduled
                                                             investment date.

DIRECT DEPOSIT TO SEND ALL OR
A PORTION OF YOUR PAYCHECK
OR GOVERNMENT CHECK TO A
FIDELITY FUND.A

MINIMUM                        FREQUENCY                     PROCEDURES
$500                           Every pay period              (small solid bullet) To set
                                                             up for a new account, check
                                                             the appropriate box on the
                                                             fund application.

                                                             (small solid bullet) To set
                                                             up for an existing account,
                                                             call 1-800-544-6666 or visit
                                                             Fidelity's web site for an
                                                             authorization form.

                                                             (small solid bullet) To make
                                                             changes you will need a new
                                                             authorization form. Call
                                                             1-800-544-6666 or visit
                                                             Fidelity's web site to
                                                             obtain one.

A BECAUSE THEIR SHARE PRICES
FLUCTUATE, THESE FUNDS MAY
NOT BE APPROPRIATE CHOICES
FOR DIRECT DEPOSIT OF YOUR
ENTIRE CHECK.

FIDELITY AUTOMATIC EXCHANGE
SERVICE TO MOVE MONEY FROM A
FIDELITY MONEY MARKET FUND
TO ANOTHER FIDELITY FUND.

MINIMUM                        FREQUENCY                     PROCEDURES
$500                           Monthly, bimonthly,           (small solid bullet) To set
                               quarterly, or annually        up, call 1-800-544-6666
                                                             after both accounts are
                                                             opened.

                                                             (small solid bullet) To make
                                                             changes, call 1-800-544-6666
                                                             at least three business days
                                                             prior to your next scheduled
                                                             exchange date.

PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC
REDEMPTIONS FROM YOUR
ACCOUNT TO YOU OR TO YOUR
BANK ACCOUNT.

FREQUENCY                      PROCEDURES
Monthly                        (small solid bullet) To set
                               up, call 1-800-544-6666.

                               (small solid bullet) To make
                               changes, call Fidelity at
                               1-800-544-6666 at least
                               three business days prior to
                               your next scheduled
                               withdrawal date.



OTHER FEATURES. The following other features are also available to buy and sell shares of the funds.

WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM.

(small solid bullet) You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-6666 to add the feature after your account is opened. Call 1-800-544-6666 before your first use to verify that this feature is set up on your account.

(small solid bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

FIDELITY MONEY LINE
TO TRANSFER MONEY BETWEEN YOUR BANK ACCOUNT AND YOUR FUND ACCOUNT.

(small solid bullet) You must sign up for the Money Line feature before using it. Complete the appropriate section on the application
and then call 1-800-544-6666 or visit Fidelity's    w    eb site
before your first use to verify that this feature is set up on your account.

(small solid bullet) Most transfers are complete within three business days of your call.

(small solid bullet) Minimum purchase: $500

(small solid bullet) Maximum purchase: $100,000

FIDELITY ON-LINE XPRESS+(registered trademark)
TO MANAGE YOUR INVESTMENTS THROUGH YOUR PC.

CALL 1-800-544-0240 OR VISIT FIDELITY'S    W    EB SITE FOR MORE
INFORMATION.

(small solid bullet) For account balances and holdings;

(small solid bullet) To review recent account history;

(small solid bullet) For mutual fund and brokerage trading; and

(small solid bullet) For access to research and analysis tools.

FIDELITY ONLINE TRADING
TO ACCESS AND MANAGE YOUR ACCOUNT OVER THE INTERNET AT FIDELITY'S
   W    EB SITE.

(small solid bullet) For account balances and holdings;

(small solid bullet) To review recent account history;

(small solid bullet) To obtain quotes;

(small solid bullet) For mutual fund and brokerage trading; and

(small solid bullet) To access third-party research on companies, stocks, mutual funds and the market.

FAST
TO ACCESS AND MANAGE YOUR ACCOUNT AUTOMATICALLY BY PHONE USING TOUCH TONE OR SPEECH RECOGNITION.

CALL 1-800-544-5555.

(small solid bullet) For account balances and holdings;

(small solid bullet) For mutual fund and brokerage trading;

(small solid bullet) To obtain quotes;

(small solid bullet) To review orders and mutual fund activity; and

(small solid bullet) To change your personal identification number
(PIN).

CHECKWRITING
TO REDEEM SHARES FROM YOUR ACCOUNT.

(small solid bullet) To set up, complete the appropriate section on the application.

(small solid bullet) All account owners must sign a signature card to receive a checkbook.

(small solid bullet) You may write an unlimited number of checks.

(small solid bullet) Minimum check amount: $1,000.

(small solid bullet) Do not try to close out your account by check.

(small solid bullet) To obtain more checks, call Fidelity at 1-800-544-6666.

POLICIES

The following policies apply to you as a shareholder.

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).

(small solid bullet) Monthly or quarterly account statements
(detailing account balances and all transactions completed during the prior month or quarter).

(small solid bullet) Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses.

Electronic copies of most financial reports and prospectuses are
available at Fidelity's    w    eb site. To participate in Fidelity's
electronic delivery program, call Fidelity or visit Fidelity's
   w    eb site for more information.

You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

Fidelity may deduct an ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

If your ACCOUNT BALANCE falls below $5,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed.

Fidelity may charge a FEE FOR CERTAIN SERVICES, such as providing historical account documents.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund normally declares dividends daily and pays them monthly. Spartan Intermediate Municipal Income normally pays capital gain distributions in February and December and Spartan Municipal Income normally pays capital gain distributions in January and December.

EARNING DIVIDENDS

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:

1. REINVESTMENT OPTION. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. CASH OPTION. Your dividends and capital gain distributions will be paid in cash.

4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

TAX CONSEQUENCES

As with any investment, your investment in a fund could have tax consequences for you.

TAXES ON DISTRIBUTIONS. Each fund seeks to earn income and pay dividends exempt from federal income tax.

Income exempt from federal income tax may be subject to state or local tax. A portion of the dividends you receive may be subject to federal and state income taxes and also may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to a fund's sale of municipal bonds.

For federal tax purposes, each fund's distributions of short-term capital gains and gains on the sale of bonds characterized as market discount are taxable to you as ordinary income, while each fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

FUND SERVICES


FUND MANAGEMENT

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager.

As of    March 25, 1999    , FMR had approximately $   521.7
billion in discretionary assets under management.

As the manager, FMR is responsible for choosing each fund's investments and handling its business affairs.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as sub-adviser for each fund. FIMM is primarily responsible for choosing investments for each fund.

FIMM is an affiliate of FMR. As of    March 29, 1999    , FIMM had
approximately $   159.8     billion in discretionary assets under
management.

Norm Lind is vice president and manager of Spartan Intermediate
Municipal Income, which he has managed since    January 1998    . He
also manages several other Fidelity funds. Since joining Fidelity in 1986, Mr. Lind has worked as an analyst and manager.

George Fischer is vice president and manager of Spartan Municipal
Income, which he has managed since January 1998. He also manages several other Fidelity funds. Since joining Fidelity in 1989, Mr.
Fischer has worked as an analyst and manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

The fee for Spartan Intermediate Municipal Income is calculated by dividing an annual asset-based fee rate of 0.10% by twelve and multiplying the result by the fund's average net assets throughout the month, and then adding an income-based fee. The income-based fee is 5% of the fund's gross income throughout the month.

   T    he total management fee for the fiscal year ended December 31,
1999 was    0.36    % of the fund's average net assets.

For Spartan Municipal Income, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For November 1999, the group fee rate was    0.1275    % for Spartan
Municipal Income. The individual fund fee rate is 0.25% for Spartan Municipal Income.

The total management fee for the fiscal year ended November 30, 1999,
was    0.38    % of the fund's average net assets for Spartan
Municipal Income.

   FMR pays FIMM for providing sub-advisory services.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement
arrangements   , which, in the case of certain funds, may be
discontinued by FMR at any time,     can decrease a fund's expenses
and boost its performance.

FUND DISTRIBUTION

Fidelity Distributors Corporation (FDC) distributes each fund's shares.

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

APPENDIX


FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has
been audited by    PricewaterhouseCoopers LLP    , independent
accountants, whose reports, along with each fund's financial highlights and financial statements, are included in each fund's annual report. A free copy of each annual report is available upon request.

   SPARTAN INTERMEDIATE MUNICIPAL INCOME


Years ended December 31,         1999      1998     1997     1996     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 9.980   $ 9.940  $ 9.700  $ 9.800  $ 8.990
period

Income from Investment
Operations

 Net interest income              .460B     .474     .485     .488     .497

 Net realized and unrealized      (.561)    .097     .290     (.069)   .810
gain (loss)

 Total from investment            (.101)    .571     .775     .419     1.307
operations

Less Distributions

 From net interest income         (.466)    (.474)   (.485)   (.488)   (.497)

 In excess of net realized        (.003)    -        -        -        -
gain

 From net realized gain           -         (.057)   (.050)   (.031)   -

 Total distributions              (.469)    (.531)   (.535)   (.519)   (.497)

Net asset value, end of period   $ 9.410   $ 9.980  $ 9.940  $ 9.700  $ 9.800

TOTAL RETURN                      (1.06)%   5.89%    8.23%    4.43%    14.84%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 1,063   $ 1,154  $ 915    $ 904    $ 943
millions)

Ratio of expenses to average      .48%      .50%     .55%     .56%     .57%
net assets

Ratio of net interest income      4.72%     4.58%    4.97%    5.06%    5.25%
to average  net assets

Portfolio turnover rate           21%       18% A    22%      27%      31%



   A THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN THE MERGER.
   B NET INTEREST INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   SPARTAN MUNICIPAL INCOME


Years ended November 30,         1999      1998      1997       1996      1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.850  $ 12.610  $ 12.430   $ 12.300  $ 11.040
period

Income from Investment
Operations

 Net interest income              .595      .607      .607       .648 A    .677

 Net realized and unrealized      (.773)    .320      .235       .109      1.260
gain (loss)

 Total from investment            (.178)    .927      .842       .757      1.937
operations

Less Distributions

 From net interest income         (.595)    (.607)    (.632) A   (.623)    (.677)

 From net realized gain           (.007)    (.080)    (.030)     (.004)    -

 Total distributions              (.602)    (.687)    (.662)     (.627)    (.677)

Net asset value, end of period   $ 12.070  $ 12.850  $ 12.610   $ 12.430  $ 12.300

TOTAL RETURN                      (1.44)%   7.54%     7.02%      6.39%     17.95%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 4,225   $ 4,634   $ 2,320    $ 1,837   $ 1,801
millions)

Ratio of expenses to average      .49%      .53%      .55%       .56%      .57%
net assets

Ratio of net interest income      4.77%     4.75%     4.92%      5.32%     5.69%
to average  net assets

Portfolio turnover rate           28%       25% B     31%        53%       50%



   A NET INTEREST INCOME PER SHARE IN 1996 REFLECTS A PAYMENT FROM AN ISSUER IN BANKRUPTCY WHICH WAS DISTRIBUTED IN 1997.
   B THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN THE MERGERS.





You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available on the SEC's Internet web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBERS, 811-2676, 811-2741

Spartan, Fidelity Investments and (Pyramid) Design, Fidelity
Investments, TouchTone Xpress, Fidelity Automatic Account Builder, Fidelity Money Line, Fidelity On-Line Xpress, Fidelity Web Xpress, and Directed Dividends are registered trademarks of FMR Corp.

   FAST    , Fidelity GoalPlanner and Fidelity Portfolio Advisory
Services are registered service marks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.702530.102                                        LIM/HIY-pro-0200

SPARTAN(registered trademark) INTERMEDIATE MUNICIPAL INCOME FUND
A FUND OF FIDELITY SCHOOL STREET TRUST
SPARTAN MUNICIPAL INCOME FUND
A FUND OF FIDELITY MUNICIPAL TRUST
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 28, 2000

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual reports are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of the prospectus, dated February 28, 2000, or an annual report, please call Fidelity(registered trademark)
at 1-800-544-8544 or visit Fidelity's    web     site at
www.fidelity.com.

TABLE OF CONTENTS               PAGE

Investment Policies and         23
Limitations

Portfolio Transactions          28

Valuation                       29

Performance                     29

Additional Purchase, Exchange   36
and Redemption Information

Distributions and Taxes         36

Trustees and Officers           37

Control of Investment Advisers  40

Management Contracts            40

Distribution Services           43

Transfer and Service Agent      44
Agreements

Description of the Trusts       45

Financial Statements            45

Appendix                        45


                                               LIM/HIY-ptb-0200
                                                   1.470952.102

(fidelity_logo_graphic)(registered trademark)
82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

INVESTMENT LIMITATIONS OF SPARTAN INTERMEDIATE MUNICIPAL INCOME

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitations (1) and (5), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 34.

INVESTMENT LIMITATIONS OF SPARTAN MUNICIPAL INCOME

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitations (1) and (5), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 35.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

ASSET-BACKED SECURITIES represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.

CENTRAL CASH FUNDS are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of their investments.

DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.

FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

  LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.

In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

ILLIQUID SECURITIES cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

INVERSE FLOATERS have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.

LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

MUNICIPAL INSURANCE. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or
(ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.

Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

PRINCIPAL MUNICIPAL BOND INSURERS. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.

Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.

Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by Standard & Poor's.

Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investor Service and "AAA" by Standard &
Poor's.

Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.

Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.

MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.

EDUCATION. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

ELECTRIC UTILITIES. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand,
(d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

HEALTH CARE. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

HOUSING. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

TRANSPORTATION. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

WATER AND SEWER. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

PUT FEATURES entitle the holder to sell a security back to the issuer at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Demand features and standby commitments are types of put features.

REFUNDING CONTRACTS. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

 REPURCHASE AGREEMENTS involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

RESTRICTED SECURITIES are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

SOURCES OF LIQUIDITY OR CREDIT SUPPORT. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

TEMPORARY DEFENSIVE POLICIES. Each fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes.

TENDER OPTION BONDS are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.

Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).

For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

   For the fiscal periods ended December 31, 1999 and 1998 and
November 30, 1999 and 1998, the portfolio turnover rates were 21% and
18    %, respectively, for Spartan Intermediate Municipal Income and
28% and 25%, respectively, for Spartan Municipal Income.

   A fund may pay both commissions and spreads in connection with the
placement of portfolio transactions.     For the fiscal years ended
December 31, 1999, 1998, and 1997, and November 30, 1999, 1998, and
1997, Spartan Intermediate Municipal Income and Spartan Municipal Income, respectively, paid no brokerage commissions.

For the fiscal years ended December 31, 1999 and November 30, 1999, Spartan Intermediate Municipal Income and Spartan Municipal Income, respectively, paid no brokerage commissions to firms that provided research services.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those
of other funds or investment accounts managed by FMR    or its
affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each fund's net asset value per share (NAV) is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Portfolio securities are valued by various methods. If quotations are not available, fixed-income securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

PERFORMANCE

A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, yield and return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

YIELD CALCULATIONS. Yields for a fund are computed by dividing a fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.

Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing a fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

The tax-equivalent yield of a fund    reflects a comparison of the
fund's yield to the yield of     a fully taxable investment.
Tax-equivalent yields are calculated by dividing    that portion of
    a fund's yield    that is tax-exempt     by the result of one
minus    the applicable     specified federal income tax rate    and
adding the quotient to that portion, if any, of the fund's yield that
is not tax-exempt    .

The following table shows the effect of a shareholder's tax status on
   tax-equivalent     yield under federal income tax laws for 2000. It
shows the    tax-equivalent yields     at various income brackets of
hypothetical federally tax-exempt obligations yielding from
   2.00    % to 7.00%. Of course, no assurance can be given that a
fund will achieve any specific tax-exempt yield. While    each
fund invests principally in obligations whose interest is exempt from
federal income tax,    some portion of the     income received by the
fund may be taxable.

2000 TAX RATES AND TAX-EQUIVALENT YIELDS


                                                             Federal   If individual tax-exempt
                                                                       yield is:

Taxable Income*                                              Marginal  2%                             3%      4%      5%

Single Return                   Joint Return                 Rate**    Then taxable-equivalent yield
                                                                       is:

$ 0              -   $ 26,250   $ 0           -   $ 43,850   15.0%      2.35%                          3.53%   4.71%   5.88%

$ 26,251         -   $ 63,550   $ 43,851      -   $ 105,950  28.0%      2.78%                          4.17%   5.56%   6.94%

$ 63,551         -   $ 132,600  $ 105,951     -   $ 161,450  31.0%      2.90%                          4.35%   5.80%   7.25%

$ 132,601        -   $ 288,350  $ 161,451     -   $ 288,350  36.0%      3.13%                          4.69%   6.25%   7.81%

$ 228,351        -   and over   $ 288,351     -   and over   39.6%      3.31%                          4.97%   6.62%   8.28%




2000 TAX RATES AND TAX-EQUIVALENT YIELDS


                                                             Federal   If individual tax-exempt
                                                                       yield is:

Taxable Income*                                              Marginal  6%                  7%

Single Return                   Joint Return                 Rate**    Then taxable-equivalent yield
                                                                       is:

$ 0              -   $ 26,250   $ 0           -   $ 43,850   15.0%     7.06%               8.24%

$ 26,251         -   $ 63,550   $ 43,851      -   $ 105,950  28.0%     8.33%               9.72%

$ 63,551         -   $ 132,600  $ 105,951     -   $ 161,450  31.0%     8.70%               10.14%

$ 132,601        -   $ 288,350  $ 161,451     -   $ 288,350  36.0%     9.38%               10.94%

$ 228,351        -   and over   $ 288,351     -   and over   39.6%     9.93%               11.59%



* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.

**  Excludes the impact of    the alternative minimum tax,     the
phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

A fund may invest a portion of its assets in obligations that are subject to federal income tax. When a fund invests in these
obligations, its tax-equivalent yields    may     be lower. In the
table above, tax-equivalent yields are calculated assuming investments
are 100%    exempt from federal income tax    .

RETURN CALCULATIONS. Returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted
on a before-tax or after-tax basis.    After-tax returns reflect the
return of a hypothetical account after payment of federal and/or state taxes using assumed tax rates. After-tax returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by selling shares, that shares are held through the entire period, sold on the last day of the period, or sold at a future date,
and distributions are reinvested or paid in cash.     Returns may or
may not include the effect of a fund's small account fee. Excluding a fund's small account fee from a return calculation produces a higher return figure. Returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration.

NET ASSET VALUE. Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.

HISTORICAL FUND RESULTS. The following table shows each fund's yield, tax-equivalent yield, and returns for the fiscal periods ended
December 31, 1999 and November 30, 1999, as applicable.

The tax-equivalent yields for each fund are based on a    36    %
federal income tax rate. Note that each fund may invest in securities whose income is subject to the federal alternative minimum tax.


                                                                    Average Annual Returns

                          Thirty-Day Yield   Tax- Equivalent Yield  One Year                Five Years  Ten Years

Spartan Intermediate       4.83%              7.55%                  -1.06%                  6.34%       6.46%
Municipal Income

Spartan Municipal Income   4.91%              7.67%                  -1.44%                  7.32%       6.62%





                          Cumulative Returns

                          One Year            Five Years  Ten Years

Spartan Intermediate       -1.06%              36.00%      87.02%
Municipal Income

Spartan Municipal Income   -1.44%              42.34%      89.86%



The following tables show the income and capital elements of each fund's cumulative return. The tables compare each fund's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons are provided to show how each fund's return compared to the record of a market capitalization-weighted index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.

The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the past 10 fiscal periods ended 1999, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.

During the 10-year period ended December 31, 1999, a hypothetical
$10,000 investment in Spartan Intermediate Municipal Income would have
grown to $18,   702    .


SPARTAN INTERMEDIATE                                                                                              INDEXES
MUNICIPAL INCOME

Fiscal Year
Ended           Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions

1999            $ 10,107                  $ 7,638                       $ 957                        $ 18,702     $ 53,289

1998            $ 10,720                  $ 7,173                       $ 1,009                      $ 18,902     $ 44,024

1997            $ 10,677                  $ 6,275                       $ 899                        $ 17,851     $ 34,240

1996            $ 10,419                  $ 5,283                       $ 791                        $ 16,493     $ 25,674

1995            $ 10,526                  $ 4,521                       $ 746                        $ 15,793     $ 20,880

1994            $ 9,656                   $ 3,411                       $ 685                        $ 13,752     $ 15,177

1993            $ 10,730                  $ 2,977                       $ 732                        $ 14,439     $ 14,980

1992            $ 10,311                  $ 2,177                       $ 377                        $ 12,865     $ 13,608

1991            $ 10,226                  $ 1,424                       $ 243                        $ 11,893     $ 12,642

1990            $ 9,957                   $ 683                         $ 57                         $ 10,697     $ 9,688





SPARTAN INTERMEDIATE  INDEXES
MUNICIPAL INCOME

Fiscal Year Ended     DJIA      Cost of Living


1999                  $ 53,747  $ 13,347

1998                  $ 42,276  $ 12,998

1997                  $ 35,805  $ 12,791

1996                  $ 28,677  $ 12,577

1995                  $ 22,281  $ 12,173

1994                  $ 16,297  $ 11,872

1993                  $ 15,525  $ 11,562

1992                  $ 13,270  $ 11,253

1991                  $ 12,367  $ 10,936

1990                  $ 9,946   $ 10,611



Explanatory Notes: With an initial investment of $10,000 in Spartan Intermediate Municipal Income on January 1, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$   18,800    . If distributions had not been reinvested, the amount
of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   5,616 for dividends and $753     for capital gain distributions.

During the 10-year period ended November 30, 1999, a hypothetical
$10,000 investment in Spartan Municipal Income would have grown to
$   18,670    .


SPARTAN MUNICIPAL INCOME

Fiscal Year Ended         Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 9,574                   $ 7,915                       $ 1,181                      $ 18,670

1998                      $ 10,305                  $ 7,579                       $ 1,261                      $ 19,145

1997                      $ 10,193                  $ 6,624                       $ 1,237                      $ 18,054

1996                      $ 9,863                   $ 5,578                       $ 1,088                      $ 16,529

1995                      $ 9,936                   $ 4,760                       $ 1,055                      $ 15,751

1994                      $ 9,043                   $ 3,558                       $ 956                        $ 13,557

1993                      $ 10,410                  $ 3,138                       $ 1,100                      $ 14,648

1992                      $ 10,129                  $ 2,279                       $ 542                        $ 12,950

1991                      $ 10,113                  $ 1,488                       $ 350                        $ 11,951

1990                      $ 9,936                   $ 714                         $ 197                        $ 10,847





SPARTAN MUNICIPAL INCOME  INDEXES

Fiscal Year Ended         S&P 500   DJIA      Cost of Living


1999                      $ 53,289  $ 53,747  $ 13,347

1998                      $ 44,024  $ 42,276  $ 12,998

1997                      $ 34,240  $ 35,805  $ 12,791

1996                      $ 25,674  $ 28,677  $ 12,577

1995                      $ 20,880  $ 22,281  $ 12,173

1994                      $ 15,177  $ 16,297  $ 11,872

1993                      $ 14,980  $ 15,525  $ 11,562

1992                      $ 13,608  $ 13,270  $ 11,253

1991                      $ 12,642  $ 12,367  $ 10,936

1990                      $ 9,688   $ 9,946   $ 10,611



Explanatory Notes: With an initial investment of $10,000 in Spartan Municipal Income on December 1, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   19,507    . If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to $   5,742 for dividends
and $970     for capital gain distributions.

PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.

A fund's performance may also be compared to that of each benchmark index representing the universe of securities in which the fund may invest. The return of each index reflects reinvestment of all dividends and capital gains paid by securities included in each index. Unlike a fund's returns, however, each index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

Each fund may compare its performance to the Lehman Brothers Municipal Bond Index, a market value-weighted index for investment-grade municipal bonds with maturities of one year or more. Issues included in the index have been issued after December 31, 1990 and have been issued as part of an offering of at least $50 million. After December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in the index. Issues included in the index prior to January 1, 2000 have an outstanding par value of at least $3 million; while issues included in the index after January 1, 2000 have an outstanding par value of at least $5 million.

Spartan Intermediate Municipal Income may also compare its performance to that of the Lehman Brothers 1-17 Year Municipal Bond Index, a market value-weighted index for investment-grade municipal bonds with maturities between one and 17 years. Issues included in the index have been issued after December 31, 1990 and have been issued as part of an offering of at least $50 million. After December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in the index. Issues included in the index prior to January 1, 2000 have an outstanding par value of at least $3 million; while issues included in the index after January 1, 2000 have an outstanding par value of at least $5 million.

Spartan Municipal Income may also compare its performance to that of the Lehman Brothers 3 Plus Year Municipal Bond Index, a market value-weighted index for investment-grade municipal bonds with maturities of three years or more. Issues included in the index have been issued after December 31, 1990 and have been issued as part of an offering of at least $50 million. After December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in the index. Issues included in the index prior to January 1, 2000 have an outstanding par value of at least $3 million; while issues included in the index after January 1, 2000 have an outstanding par value of at least $5 million.

A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

A fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike municipal bond mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The sales charges of many municipal bond mutual funds are lower than the purchase cost of individual municipal bonds, which are generally subject to direct brokerage costs.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.

A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.

MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents a fund's percentage change in price movements over that period.

A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

As of December 31, 1999   , FMR advised over $35 billion in municipal
fund assets, $143 billion in taxable fixed-income fund assets, $149
billion in money market fu    nd assets, $630 billion in equity fund
assets, $22 billion in international fund assets, and $41 billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, a fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property, valued for this purpose as
they    are     valued in computing each fund's NAV, if FMR determines
it is in the best interests of the fund. Shareholders that receive securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

DISTRIBUTIONS AND TAXES

DIVIDENDS. To the extent that each fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction.

Each fund purchases municipal securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.

Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

CAPITAL GAIN DISTRIBUTIONS. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

   As of December 31, 1999, Spartan Intermediate Municipal Income had a capital loss carryforward aggregating approximately $7,029,000. This loss carryforward, of which $591,000, $5,298,000, and $1,140,000 will
expire on December 31, 2002, 2003, and 2007, res    pectively, is
available to offset future capital gains, subject to certain limitations.

   As of November 30, 1999, Spartan Municipal Income had a capital loss carryforward aggregating approximately $30,652,000. This loss carryforward, of which $138,000, $533,000, $12,432,000, $7,601,000,
and $9,948,000 will expire on     November 30   , 2000, 2001,
200    2, 2003, and 2005, respectively, is available to offset future capital gains, subject to certain limitations.

TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trusts are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (69), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.; and a Director of FDC. Abigail Johnson, Member of the Advisory Board of Fidelity School Street Trust and Fidelity Municipal Trust, is Mr. Johnson's daughter.

ABIGAIL P. JOHNSON (38), Member of the Advisory Board of Fidelity School Street Trust (1999) and Fidelity Municipal Trust (1999), is Vice President of certain Equity Funds (1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

RALPH F. COX (67), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), and Bonneville Pacific (independent power and petroleum production). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (68), Trustee. Mrs. Davis is retired from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. sales, distribution, and manufacturing. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc., Nabisco Brands Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

ROBERT M. GATES (56), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (automotive, space, defense, and information technology). Mr. Gates previously served as a Director of LucasVarity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and Public Service at Texas A & M University (1999-2000). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.

DONALD J. KIRK (67), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). He serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).

NED C. LAUTENBACH (55), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

*PETER S. LYNCH (56), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan(registered trademark) Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

WILLIAM O. McCOY (66), Trustee (1997), is the Interim Chancellor for the University of North Carolina at Chapel Hill. Previously, he had served from 1995 through 1998 as Vice President of Finance for the University of North Carolina (16-school system). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Duke-Weeks Realty Corporation (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Dynatech Corporation (electronics, 1999). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy served as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994-1998) and currently serves on the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).

GERALD C. McDONOUGH (71), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and Chairman of the Board of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.

MARVIN L. MANN (66), Trustee (1993), is Chairman Emeritus, of Lexmark International, Inc. (office machines, 1991) where he still remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Dynatech Corporation (electronics, 1999).

*ROBERT C. POZEN (53), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

THOMAS R. WILLIAMS (71), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of National Life Insurance Company of Vermont and American Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).

DWIGHT D. CHURCHILL (46), is Vice President of Bond Funds, Group
Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income
Investments.

   FRED L. HENNING, JR. (60), is President of Fidelity Investments Fixed-Income Division (1998), and Senior Vice President of FMR and of Fidelity Investments Money Management, Inc. Mr. Henning joined Fidelity in 1977 as portfolio manager for Fidelity Daily Income Trust Fund. Since then, he has held a number of positions with FMR and its affiliates and serves as an officer of other investment companies
managed o    r advised by FMR.

GEORGE A. FISCHER (38), is Vice President of Spartan Municipal Income Fund (1998), and other funds advised by FMR. Mr. Fischer is also a Vice President of Fidelity Management Trust Company, the unit of Fidelity which serves institutional investment businesses worldwide by managing assets for corporate and public employee retirement funds, endowments, foundations, and other major institutions. Prior to his current responsibilities, Mr. Fischer managed a variety of Fidelity funds.

NORMAN U. LIND (43), is Vice President of Spartan Intermediate
Municipal Income Fund (1995), and other funds advised by FMR. Prior to his current responsibilities, Mr. Lind managed a variety of Fidelity funds.

ERIC D. ROITER (51), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998) and Vice President and Clerk of FDC
(1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

   ROBERT A. DWIGHT (41), Treasurer (2000), is Treasurer of the Fidelity funds and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

   MARIA F. DWYER (41), Deputy Treasurer (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee
(1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

MATTHEW N. KARSTETTER (38), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).

STANLEY N. GRIFFITH (53), Assistant Vice President (1998), is
Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and an employee of FMR Corp.

JOHN H. COSTELLO (53), Assistant Treasurer, is an employee of FMR.

THOMAS J. SIMPSON (41), Assistant Treasurer (1996), is Assistant
Treasurer of Fidelity's Fixed-Income Funds (1998) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal years ended December 31, 1999 for Spartan Intermediate Municipal Income and November 30, 1999 for Spartan Municipal Income, or calendar year ended December 31, 1999, as applicable.


COMPENSATION TABLE

Trustees and Member of the  Aggregate Compensation from  Aggregate Compensation from  Total Compensation from the
Advisory Board              Spartan Intermediate         Spartan Municipal IncomeB    Fund Complex*,A
                            Municipal IncomeB

Edward C. Johnson 3d**      $ 0                          $ 0                          $ 0

Abigail P. Johnson**        $ 0                          $ 0                          $ 0

Ralph F. Cox                $ 330                        $ 1,336                      $ 217,500

Phyllis Burke Davis         $ 320                        $ 1,280                      $ 211,500

Robert M. Gates             $ 330                        $ 1,326                      $ 217,500

E. Bradley Jones****        $ 330                        $ 1,326                      $ 217,500

Donald J. Kirk              $ 329                        $ 1,324                      $ 217,500

Ned C. Lautenbach***        $ 75                         $ 204                        $ 54,000

Peter S. Lynch**            $ 0                          $ 0                          $ 0

William O. McCoy            $ 326                        $ 1,309                      $ 214,500

Gerald C. McDonough         $ 408                        $ 1,639                      $ 269,000

Marvin L. Mann              $ 330                        $ 1,326                      $ 217,500

Robert C. Pozen**           $ 0                          $ 0                          $ 0

Thomas R. Williams          $ 323                        $ 1,299                      $ 213,000



* Information is for the calendar year ended December 31, 1999    for
    236 funds in the complex.

** Interested Trustees of the funds    and     Ms. Johnson are
compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31,
1999.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the
calendar year ended December 31,    1999    , the Trustees accrued
required deferred compensation from the funds as follows: Ralph F.
Cox, $   75,000; Phyllis Burke Davis, $75,000; Robert M. Gates,
$75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William
O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of
their compensation as follows: Ralph F. Cox, $53,735;     William O.
McCoy, $53,735; and Thomas R. Williams, $62,319.

B Compensation figures include cash.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

   As of December 31, 1999, the Trustees, Members of the Advisory
Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR and FIMM. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing
Company, which provides marketing services to various companies within the Fidelity organization.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, and pricing and bookkeeping agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

MANAGEMENT FEES. For the services of FMR under the management contract, Spartan Intermediate Municipal Income pays FMR a monthly management fee at the annual rate of 0.10% of the fund's average net assets throughout the month plus an amount equal to 5% of the fund's gross income throughout the month. For this purpose, gross income includes interest accrued on portfolio obligations, adjusted for amortization of purchase premium, but excludes adjustments for purchase discount on portfolio obligations.

For the services of FMR under the management contract, Spartan
Municipal Income pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.


GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES



Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .3700%           $ 1 billion       .3700%

 3 - 6                .3400             50               .2188

 6 - 9                .3100             100              .1869

 9 - 12               .2800             150              .1736

 12 - 15              .2500             200              .1652

 15 - 18              .2200             250              .1587

 18 - 21              .2000             300              .1536

 21 - 24              .1900             350              .1494

 24 - 30              .1800             400              .1459

 30 - 36              .1750             450              .1427

 36 - 42              .1700             500              .1399

 42 - 48              .1650             550              .1372

 48 - 66              .1600             600              .1349

 66 - 84              .1550             650              .1328

 84 - 120             .1500             700              .1309

 120 - 156            .1450             750              .1291

 156 - 192            .1400             800              .1275

 192 - 228            .1350             850              .1260

 228 - 264            .1300             900              .1246

 264 - 300            .1275             950              .1233

 300 - 336            .1250             1,000            .1220

 336 - 372            .1225             1,050            .1209

 372 - 408            .1200             1,100            .1197

 408 - 444            .1175             1,150            .1187

 444 - 480            .1150             1,200            .1177

 480 - 516            .1125             1,250            .1167

 516 - 587            .1100             1,300            .1158

 587 - 646            .1080             1,350            .1149

 646 - 711            .1060             1,400            .1141

 711 - 782            .1040

 782 - 860            .1020

 860 - 946            .1000

 946 - 1,041          .0980

 1,041 - 1,145        .0960

 1,145 - 1,260        .0940

Over 1,260            .0920



The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   800     billion of group net assets - the approximate
level for November 1999 - was    0.1275    %, which is the weighted
average of the respective fee rates for each level of group net assets
up to    $800     billion.

The individual fund fee rate for Spartan Municipal Income is 0.25%. Based on the average group net assets of the funds advised by FMR for November 1999, the fund's annual management fee rate would be calculated as follows:


                          Group Fee Rate     Individual Fund Fee Rate     Management Fee Rate

Spartan Municipal Income  0.1275%         +  0.25%                     =  0.3775%



One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.


Fund                      Fiscal Years Ended December  Management Fees Paid to FMR

Spartan Intermediate      1999                         $ 4,160,000
Municipal Income

                          1998                         $ 3,951,000

                          1997                         $ 3,347,000

Fund                      Fiscal Years Ended November  Management Fees Paid to FMR

Spartan Municipal Income  1999                         $ 17,303,000

                          1998                         $ 11,303,000

                          1997                         $ 7,135,000



FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage
commissions, and extraordinary expenses),    which,     in the case of
certain funds, is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's returns and yield, and repayment of the reimbursement by a fund will lower its returns and yield.

FMR agreed to reimburse the funds if and to the extent that the fund's aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The tables below show the periods of reimbursement and levels of expense limitations; the dollar amount of management fees incurred under each fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for each period.

SUB-ADVISER. FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing investments for each fund.

Under the terms of the sub-advisory agreements, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

Fees paid to FIMM by FMR on behalf of    each fund     for the past
fiscal year   s     are shown in the table below.

Fund                      Fiscal Year Ended December 31  Fees Paid to FIMM

Spartan Intermediate      1999                           $ 2,080,000
Municipal Income

Fund                      Fiscal Year Ended November 30  Fees Paid to FIMM

Spartan Municipal Income  1999                           $ 7,908,000


DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Spartan Intermediate Municipal Income and Spartan Municipal Income shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Citibank, N.A. (Citibank), which is located at 111 Wall Street, New York, New York. Under the terms of the agreements, Citibank provides transfer agency, dividend disbursing, and shareholder services for each fund. Citibank in turn has entered into sub-transfer agent agreements with FSC, an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related transfer agency fees paid to Citibank.

For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type and fund type. The account fees are subject to increase based on postage rate changes.

FSC also collects small account fees from certain accounts with balances of less than $2,500.

In addition, Citibank receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each Fidelity Freedom Fund and Fidelity Four-in-One Index Fund, funds of funds managed by an FMR affiliate, according to the percentage of the QSTP's, Freedom Fund's or Fidelity Four-in-One Index Fund's assets that is invested in a fund, subject to certain limitations in the case of Fidelity Four-in-One Index Fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with Citibank. Under the terms of the agreements, Citibank provides pricing and bookkeeping services for each fund. Citibank in turn has entered into sub-service agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the funds are 0.0275% of the first $500 million of average net assets,
   0.0175% of average net assets between $500 million and $3 billion, 0.0021% of average net assets between $3 billion and $25 billion,
an    d 0.00075% of average net assets in excess of $25 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.

Fund                      1999       1998       1997

Spartan Intermediate      $ 270,000  $ 335,000  $ 302,000
Municipal Income

Spartan Municipal Income  $ 677,000  $ 682,000  $ 476,000


DESCRIPTION OF THE TRUSTS

TRUST ORGANIZATION. Spartan Intermediate Municipal Income Fund is a fund of Fidelity School Street Trust, an open-end management investment company organized as a Massachusetts business trust on September 10, 1976. Spartan Municipal Income Fund is a fund of Fidelity Municipal Trust, an open-end management investment company organized as a Massachusetts business trust on June 22, 1984. Currently, there are four funds in School Street Trust: Spartan Intermediate Municipal Income Fund, Fidelity International Bond Fund, Fidelity New Markets Income Fund, and Fidelity Strategic Income Fund. Currently, there are five funds in Fidelity Municipal Trust: Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, and Spartan Municipal Income Fund. The Trustees are permitted to create additional funds in the trusts.

The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds.

SHAREHOLDER LIABILITY. Each trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

Each Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Each Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Each Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value that you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading
"Shareholder Liability" above.

Each trust or any of its funds may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of a trust or a fund with another entity
or the sale of substantially all of the assets of    a     trust or a
fund to another entity requires approval by a vote of shareholders of the trust or the fund. The Trustees may, however, reorganize or terminate each trust or any of its funds without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

CUSTODIAN. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

FMR, its officers and directors, its affiliated companies, and members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

AUDITOR.    PricewaterhouseCoopers LLP    ,    160 Federal Street,
Boston, Massachusetts,     serves as independent accountant for each
fund. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

   Spartan Intermediate Municipal Income and Spartan Municipal
Income    's financial statements and financial highlights for the
fiscal year ended November 30, 1999, and November 30, 1999, respectively, and reports of the auditor, are included in each fund's annual report and are incorporated herein by reference.

APPENDIX

Spartan, Fidelity, Fidelity Investments and (Pyramid) Design, Fidelity Focus, and Magellan are registered trademarks of FMR Corp.

THE THIRD PARTY MARKS APPEARING ABOVE ARE THE MARKS OF THEIR
RESPECTIVE OWNERS.


Like securities of all mutual
funds, these securities have
not been approved or
disapproved by the
Securities and Exchange
Commission, and the
Securities and Exchange
Commission has not
determined if this
prospectus is accurate or
complete. Any
representation to the
contrary is a criminal
offense.

SPARTAN(REGISTERED TRADEMARK)
PENNSYLVANIA MUNICIPAL
FUNDS

SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
(fund number 401, trading symbol FPTXX)

SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND
(fund number 402, trading symbol FPXTX)

PROSPECTUS
FEBRUARY 28, 2000

(FIDELITY_LOGO_GRAPHIC)(registered trademark)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS



FUND SUMMARY             3   INVESTMENT SUMMARY

                         3   PERFORMANCE

                         5   FEE TABLE

FUND BASICS              7   INVESTMENT DETAILS

                         9   VALUING SHARES

SHAREHOLDER INFORMATION  9   BUYING AND SELLING SHARES

                         18  EXCHANGING SHARES

                         18  ACCOUNT FEATURES AND POLICIES

                         21  DIVIDENDS AND CAPITAL GAIN
                             DISTRIBUTIONS

                         21  TAX CONSEQUENCES

FUND SERVICES            22  FUND MANAGEMENT

                         22  FUND DISTRIBUTION

APPENDIX                 22  FINANCIAL HIGHLIGHTS


FUND SUMMARY


INVESTMENT SUMMARY

INVESTMENT OBJECTIVE

SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND seeks as high a level of current income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet)    Normally investing     in municipal money
market securities, including shares of a municipal money market fund managed by an affiliate of FMR.

(small solid bullet)    Normally investing     at least 65% of total
assets in municipal securities whose interest is exempt from Pennsylvania personal income tax.

(small solid bullet)    Normally investing     so that at least 80% of
fund's income distributions is exempt from federal income tax.

(small solid bullet) Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.

(small solid bullet) Investing in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a money market security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.

(small solid bullet) GEOGRAPHIC CONCENTRATION. Unfavorable political or economic conditions within Pennsylvania can affect the credit quality of issuers located in that state.

(small solid bullet) ISSUER-SPECIFIC CHANGES. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

INVESTMENT OBJECTIVE

SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND seeks as high a level of current income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with its investment characteristics.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet)    Normally investing     in investment-grade
municipal debt securities    (those of medium and high quality)    .

(small solid bullet)    Normally investing     at least 80% of assets
in municipal securities whose interest is exempt from federal and Pennsylvania personal income taxes.

(small solid bullet) Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.

(small solid bullet) Managing the fund to have similar overall interest rate risk to the Lehman Brothers Pennsylvania Municipal Bond Index.

(small solid bullet) Allocating assets across different market sectors and maturities.

(small solid bullet) Analyzing a security's structural features
   and     current pricing   ,     trading opportunities, and the
credit quality of its issuer    to select     investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) GEOGRAPHIC CONCENTRATION. Unfavorable political or economic conditions within Pennsylvania can affect the credit quality of issuers located in that state.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently
   from     the value of the market as a whole.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

PERFORMANCE

The following information illustrates the changes in    each
fund's performance from year to year and compares the bond fund's performance to the performance of a market index and an average of the
performance of similar funds over various periods of time.    Spartan
Pennsylvania Municipal Income also compares its performance to the performance of an additional index over various periods of time.
Data for the additional index for Spartan Pennsylvania Municipal Income is available only from June 30, 1993 to the present. Returns are based on past results and are not an indication of future performance.

YEAR-BY-YEAR RETURNS

The returns in the chart do not include the effect of Spartan
Pennsylvania Municipal Money Market's account closeout fee. If the
effect of the fee    were     reflected, returns would be lower than
those shown.

SPARTAN PA MUNICIPAL MONEY
MARKET

Calendar Years              1990   1991   1992   1993   1994   1995   1996   1997   1998   1999

                            6.05%  4.55%  2.90%  2.21%  2.61%  3.56%  3.21%  3.36%  3.15%  2.91%



Percentage (%)
Row: 1, Col: 1, Value: 6.05
Row: 2, Col: 1, Value: 4.55
Row: 3, Col: 1, Value: 2.9
Row: 4, Col: 1, Value: 2.21
Row: 5, Col: 1, Value: 2.61
Row: 6, Col: 1, Value: 3.56
Row: 7, Col: 1, Value: 3.21
Row: 8, Col: 1, Value: 3.36
Row: 9, Col: 1, Value: 3.15
Row: 10, Col: 1, Value: 2.91

   DURING THE PERIODS SHOWN IN THE CHART FOR SPARTAN PENNSYLVANIA
MUNICIPAL MONEY MARKET, THE HIGHEST RETURN FOR A QUARTER WAS
    1.52%    (QUARTER ENDED     DECEMBER 31, 1990   ) AND THE LOWEST
RETURN FOR A QUARTER WAS     0.51%    (QUARTER ENDED     MARCH 31,
1994   ).

SPARTAN PA MUNICIPAL INCOME

Calendar Years               1990   1991    1992   1993    1994    1995    1996   1997   1998   1999

                             7.20%  12.49%  9.11%  13.18%  -5.04%  17.44%  4.02%  8.34%  5.77%  -2.16%



Percentage (%)
Row: 1, Col: 1, Value: 7.2
Row: 2, Col: 1, Value: 12.49
Row: 3, Col: 1, Value: 9.109999999999999
Row: 4, Col: 1, Value: 13.18
Row: 5, Col: 1, Value: -5.04
Row: 6, Col: 1, Value: 17.44
Row: 7, Col: 1, Value: 4.02
Row: 8, Col: 1, Value: 8.34
Row: 9, Col: 1, Value: 5.770000000000001
Row: 10, Col: 1, Value: -2.16

   DURING THE PERIODS SHOWN IN THE CHART FOR SPARTAN PENNSYLVANIA
MUNICIPAL INCOME, THE HIGHEST RETURN FOR A QUARTER WAS     7.68%
(QUARTER ENDED     MARCH 31, 1995   ) AND THE LOWEST RETURN FOR A
QUARTER WAS     -5.51%    (QUARTER ENDED     MARCH 31, 1994   ).

AVERAGE ANNUAL RETURNS

The returns in the following table do not include the effect of the $5 account closeout fee for Spartan Pennsylvania Municipal Money Market.

For the periods ended         Past 1 year  Past 5 years  Past 10 years
December 31, 1999

Spartan PA Muni Money Market   2.91%        3.24%         3.45%

Spartan PA Muni Income         -2.16%       6.49%         6.83%

Lehman Brothers Municipal      -2.06%       6.91%         6.89%
Bond Index

Lehman Brothers PA Municipal   -2.03%       6.68%        n/a
Bond Index

Lipper PA Municipal Debt       -4.73%       5.71%         6.20%
Funds Average

If FMR had not reimbursed certain fund expenses during these periods, each fund's returns would have been lower.

The Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.

The Lehman Brothers Pennsylvania Municipal Bond Index is a market value-weighted index for Pennsylvania investment-grade municipal bonds with maturities of one year or more.

The Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

FEE TABLE

The following table describes the fees and expenses that are incurred
when you buy, hold   ,     or sell shares of a fund. The annual fund
operating expenses provided below for each fund are based on historical expenses.

SHAREHOLDER    FEES     (PAID BY THE INVESTOR DIRECTLY)

Sales charge (load) on           None
purchases and reinvested
distributions

Deferred sales charge (load)     None
on redemptions

Redemption fee on shares held
less than 180 days (as a %
of amount redeemed)

for Spartan PA Muni Income only  0.50%

Exchange fee

for Spartan PA Muni Money        $5.00
Market onlyA,B

Wire transaction fee

for Spartan PA Muni Money        $5.00
Market onlyA

Checkwriting fee, per check
written

for Spartan PA Muni Money        $2.00
Market onlyA

Account closeout fee

for Spartan PA Muni Money        $5.00
Market onlyA

Annual account maintenance       $12.00
fee (for accounts under
$2,500)

A THE FEES FOR INDIVIDUAL TRANSACTIONS ARE WAIVED IF YOUR ACCOUNT
BALANCE AT THE TIME OF THE TRANSACTION IS $50,000 OR MORE.

B YOU WILL NOT PAY AN EXCHANGE FEE IF YOU EXCHANGE THROUGH ANY OF
FIDELITY'S AUTOMATED EXCHANGE SERVICES.

ANNUAL FUND OPERATING EXPENSES (PAID FROM FUND ASSETS)

SPARTAN PA MUNICIPAL MONEY   Management fee               0.50%
MARKET

                             Distribution and Service     None
                             (12b-1) fee

                             Other expenses               0.00%

                             Total annual fund operating  0.50%
                             expenses

SPARTAN PA MUNICIPAL INCOME  Management fee               0.38%

                             Distribution and Service     None
                             (12b-1) fee

                             Other expenses               0.13%

                             Total annual fund operating  0.51%
                             expensesA

A EFFECTIVE JANUARY 1, 1999, FMR HAS AGREED TO REIMBURSE SPARTAN PENNSYLVANIA MUNICIPAL INCOME TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 0.53%. THIS ARRANGEMENT WILL REMAIN IN EFFECT THROUGH DECEMBER 31, 2000.

This EXAMPLE helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and
that your shareholder fees and    each     fund's annual operating
expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would
pay in total expenses if you close your account    at the end of each
time period     indicated and        if you leave your account open:

                                       Account open    Account closed

SPARTAN PA MUNICIPAL MONEY   1 year    $ 51            $ 56
MARKET

                             3 years   $ 160           $ 165

                             5 years   $ 280           $ 285

                             10 years  $ 628           $ 633

SPARTAN PA MUNICIPAL INCOME  1 year                    $ 52

                             3 years                   $ 164

                             5 years                   $ 285

                             10 years                  $ 640

FUND BASICS


INVESTMENT DETAILS

INVESTMENT OBJECTIVE

SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND seeks as high a level of current income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets in municipal money market
securities, including    shares of     a municipal money market fund
managed by an affiliate of FMR.

FMR normally invests at least 65% of the fund's total assets in municipal securities whose interest is exempt from Pennsylvania personal income tax and invests the fund's assets so that at least 80% of the fund's income distributions is exempt from federal income tax. Municipal securities whose interest is exempt from federal and Pennsylvania income taxes include securities issued by U.S.
territories and possessions, such as Guam, the Virgin Islands   ,
    and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to Pennsylvania personal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to
education, health care, transportation   ,     and utilities.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the
quality, maturity   ,     and diversification of the fund's
investments. FMR stresses maintaining a stable $1.00 share price,
liquidity   ,     and income.

INVESTMENT OBJECTIVE

SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND seeks as high a level of current income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with its investment characteristics.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets in investment-grade municipal
debt securities    (those of medium and high quality)    .

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and Pennsylvania personal income taxes. Municipal securities whose interest is exempt from federal and Pennsylvania income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin
Islands   ,     and Puerto Rico, and their political subdivisions and
public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to Pennsylvania personal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to
education, health care, transportation   ,     and utilities.

FMR uses the Lehman Brothers Pennsylvania Municipal Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the
index. As of December 31,    1999    , the dollar-weighted average
maturity of the fund and the index was approximately    12.4     and
   13.5     years, respectively.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR analyzes a
security's structural features    and     current price compared to
its estimated long-term value,    any     short-term trading
opportunities resulting from market inefficiencies, and the credit quality of its issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds.

MONEY MARKET SECURITIES are high-quality, short-term securities that
pay a fixed, variable   ,     or floating interest rate. Securities
are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market
securities have demand or put features   ,     which have the effect
of shortening the security's maturity. Municipal money market securities include variable rate demand notes, commercial paper,
municipal notes   ,     and    shares of     municipal money market
funds.

MUNICIPAL SECURITIES are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters
of credit, guarantees   ,     or insurance.

PRINCIPAL INVESTMENT RISKS

Many factors affect each fund's performance. Because FMR concentrates each fund's investments in Pennsylvania, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The money market fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease. While the fund will be charged premiums by a mutual insurance company for coverage of specified types of losses related to default or bankruptcy on certain securities, the fund may incur losses regardless of the insurance.

The bond fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other
economic, political   ,     or financial developments. The fund's
reaction to these developments will be affected by the types and
maturities of    securities     in which the fund invests, the
financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the
securities of that issuer.    Because FMR may invest a significant
percentage of Spartan Pennsylvania Municipal Income's assets in a single issuer, the fund's performance could be closely tied to the market value of that one issuer and could be more volatile than the
performance of more diversified funds.     When you sell your shares
of the fund, they could be worth more or less than what you paid for them.

The following factors    can     significantly affect a fund's
performance:

MUNICIPAL MARKET VOLATILITY. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those
relating to education, health care, transportation   ,     and
utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

INTEREST RATE CHANGES. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

FOREIGN EXPOSURE. Entities located in foreign countries that provide credit support or a maturity-shortening structure can involve increased risks. Extensive public information about the
   provider     may not be available and unfavorable political,
economic   ,     or governmental developments could affect the value
of the security.

GEOGRAPHIC CONCENTRATION. Pennsylvania is the fifth most populous
state behind California, New York, Texas   ,     and Florida.
Historically, Pennsylvania had been identified as a heavy industry state, although that reputation has changed over the last thirty years, as the industrial composition of the Commonwealth diversified when the coal, steel, and railroad industries began to decline. The economic readjustment was a direct result of a long-term shift in
jobs, investments   ,     and workers away from the northeast part of
the nation. Currently, the major sources of growth in the Commonwealth are in the service sector, including trade, medical and health services, education, and financial institutions. However, Pennsylvania's agricultural industries also remain an important component of its economic structure.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing
credit support or    a     maturity-shortening structure also can be
affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

In response to market, economic, political   ,     or other
conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect
a fund's performance, and a fund    could     distribute income
subject to federal or Pennsylvania    personal     income tax.

FUNDAMENTAL INVESTMENT POLICIES

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND seeks as high a level of current income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with preservation of capital. The fund will normally invest so that at least 80% of its income distributions are exempt from federal income tax.

SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND seeks as high a level of current income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with its investment characteristics. FMR anticipates that the fund ordinarily will be fully invested in obligations whose interest is exempt from federal income tax and Pennsylvania personal income tax.

VALUING SHARES

Each fund is open for business each day the New York Stock Exchange
(NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity(registered trademark) normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

The money market fund's assets are valued on the basis of amortized cost.

The bond fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES

GENERAL INFORMATION

Fidelity Investments(registered trademark) was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage
Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product and service information, please use the following
   web     site and phone numbers:

(small solid bullet) For information over the Internet, visit
Fidelity's web    site     at www.fidelity.com.

(small solid bullet) For accessing account information automatically
by phone, use    Fidelity Automated Service Telephone (FASTSM)    ,
1-800-544-5555.

(small solid bullet) For    exchanges, redemptions, and account
assistance,     1-800-544-6666.

(small solid bullet) For    mutual fund and brokerage information,
    1-800-544-6666.

(small solid bullet) For    retirement     information,
1-800-544-   4774    .

(small solid bullet) TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-   5587

You may buy or sell shares of the funds through an investment professional. If you invest through an investment professional, the
procedures for buying, selling   ,     and exchanging shares of a fund
and the account features and policies may differ. Additional fees may also apply to your investment in a fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

The different ways to set up (register) your account with Fidelity are listed in the following table.

WAYS TO SET UP YOUR ACCOUNT

INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS

GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

TRUST
FOR MONEY BEING INVESTED BY A TRUST

BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS

BUYING SHARES

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.

(small solid bullet) Fidelity does not accept cash.

(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.

(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.

(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

MINIMUMS

TO OPEN AN ACCOUNT

   For Spartan PA Muni Money Market     $25,000

   For Spartan PA Muni Income           $10,000

TO ADD TO AN ACCOUNT                    $1,000

   Through regular investment plans     $500

MINIMUM BALANCE

   For Spartan PA Muni Money Market     $10,000

   For Spartan PA Muni Income           $5,000

There is no minimum account balance or initial or subsequent purchase minimum for investments through Fidelity Portfolio Advisory ServicesSM or a qualified state tuition program.

In addition, each fund may waive or lower purchase minimums in other circumstances.

KEY INFORMATION

PHONE 1-800-544-6666         TO OPEN AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Call the phone number at left.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Call the phone number at left.
                             (small solid bullet) Use
                             Fidelity Money
                             Line(registered trademark)
                             to transfer from your bank
                             account.

INTERNET WWW.FIDELITY.COM    TO OPEN AN ACCOUNT
                             (small solid bullet) Complete
                             and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund. Mail to the address
                             under "Mail" below.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             (small solid bullet) Use
                             Fidelity Money Line to
                             transfer from your bank
                             account.

MAIL FIDELITY INVESTMENTS    TO OPEN AN ACCOUNT
P.O. BOX 770001 CINCINNATI,  (small solid bullet) Complete
OH 45277-0002                and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund. Mail to the address at
                             left.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Make
                             your check payable to the
                             complete name of the fund.
                             Indicate your fund account
                             number on your check and
                             mail to the address at left.
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Send a letter of instruction
                             to the address at left,
                             including your name, the
                             funds' names, the fund
                             account numbers, and the
                             dollar amount or number of
                             shares to be exchanged.

IN PERSON                    TO OPEN AN ACCOUNT
                             (small solid bullet) Bring
                             your application and check
                             to a Fidelity Investor
                             Center. Call 1-800-544-9797
                             for the center nearest you.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Bring
                             your check to a Fidelity
                             Investor Center. Call
                             1-800-544-9797 for the
                             center nearest you.

WIRE                         TO OPEN AN ACCOUNT
                             (small solid bullet) Call
                             1-800-544-6666 to set up
                             your account and to arrange
                             a wire transaction.
                             (small solid bullet) Wire
                             within 24 hours to: Bankers
                             Trust Company, Bank Routing
                             # 021001033,  Account #
                             00163053.
                             (small solid bullet) Specify
                             the complete name of the
                             fund and include your new
                             fund account number and your
                             name.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00163053.
                             (small solid bullet) Specify
                             the complete name of the
                             fund and include your fund
                             account number and your name.

AUTOMATICALLY                TO OPEN AN ACCOUNT
                             (small solid bullet) Not
                             available.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Use
                             Fidelity Automatic Account
                             Builder(registered
                             trademark) or Direct Deposit.
                             (small solid bullet) Use
                             Fidelity Automatic Exchange
                             Service to exchange from a
                             Fidelity money market fund.


SELLING SHARES

The price to sell one share of Spartan Pennsylvania Municipal Money Market is the fund's NAV. The price to sell one share of Spartan
Pennsylvania Municipal Income is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.

Spartan Pennsylvania Municipal Income will deduct a short-term trading fee of 0.50% from the redemption amount if you sell your shares after holding them less than 180 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

(small solid bullet) You wish to sell more than $100,000 worth of shares;

(small solid bullet) Your account registration has changed within the
last    15 or     30 days   , depending on your account    ;

(small solid bullet) The check is being mailed to a different address than the one on your account (record address);

(small solid bullet) The check is being made payable to someone other than the account owner; or

(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

(small solid bullet) If you are selling some but not all of your Spartan Pennsylvania Municipal Money Market shares, leave at least $10,000 worth of shares in the account to keep it open, except accounts not subject to account minimums. If you are selling some but not all of your Spartan Pennsylvania Municipal Income shares, leave at least $5,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.

(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.

(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.

(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

(small solid bullet) Redemption proceeds may be paid in securities or
other    property     rather than in cash if FMR determines it is in
the best interests of a fund.

(small solid bullet) If you sell shares of Spartan Pennsylvania
Municipal Money Market by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.

(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.

(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.

KEY INFORMATION

PHONE 1-800-544-6666        (small solid bullet) Call the
                            phone number at left to
                            initiate a wire transaction
                            or to request a check for
                            your redemption.

                            (small solid bullet) Use
                            Fidelity Money Line to
                            transfer to your bank account.

                            (small solid bullet) Exchange
                            to another Fidelity fund.
                            Call the phone number at left.

INTERNET WWW.FIDELITY.COM   (small solid bullet) Exchange
                            to another Fidelity fund.

                            (small solid bullet) Use
                            Fidelity Money Line to
                            transfer to your bank account.

MAIL FIDELITY INVESTMENTS   INDIVIDUAL, JOINT TENANT,
P.O. BOX 660602 DALLAS, TX  SOLE PROPRIETORSHIP, UGMA,
75266-0602                  UTMA
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            your name, the fund's name,
                            your fund account number,
                            and the dollar amount or
                            number of shares to be sold.
                            The letter of instruction
                            must be signed by all
                            persons required to sign for
                            transactions, exactly as
                            their names appear on the
                            account.

                            TRUST
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            the trust's name, the fund's
                            name, the trust's fund
                            account number, and the
                            dollar amount or number of
                            shares to be sold. The
                            trustee must sign the letter
                            of instruction indicating
                            capacity as trustee. If the
                            trustee's name is not in the
                            account registration,
                            provide a copy of the trust
                            document certified within
                            the last 60 days.

                            BUSINESS OR ORGANIZATION
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            the firm's name, the fund's
                            name, the firm's fund
                            account number, and the
                            dollar amount or number of
                            shares to be sold. At least
                            one person authorized by
                            corporate resolution to act
                            on the account must sign the
                            letter of instruction.

                            (small solid bullet) Include
                            a corporate resolution with
                            corporate seal or a
                            signature guarantee.

                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR, GUARDIAN
                            (small solid bullet) Call
                            1-800-544-6666 for
                            instructions.

IN PERSON                   INDIVIDUAL, JOINT TENANT,
                            SOLE PROPRIETORSHIP, UGMA,
                            UTMA
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. The
                            letter of instruction must
                            be signed by all persons
                            required to sign for
                            transactions, exactly as
                            their names appear on the
                            account.

                            TRUST
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. The
                            trustee must sign the letter
                            of instruction indicating
                            capacity as trustee. If the
                            trustee's name is not in the
                            account registration,
                            provide a copy of the trust
                            document certified within
                            the last 60 days.

                            BUSINESS OR ORGANIZATION
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. At least
                            one person authorized by
                            corporate resolution to act
                            on the account must sign the
                            letter of instruction.

                            (small solid bullet) Include
                            a corporate resolution with
                            corporate seal or a
                            signature guarantee.

                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR, GUARDIAN
                            (small solid bullet) Visit a
                            Fidelity Investor Center for
                            instructions. Call
                            1-800-544-9797 for the
                            center nearest you.

AUTOMATICALLY               (small solid bullet) Use
                            Personal Withdrawal Service
                            to set up periodic
                            redemptions from your bond
                            fund account.

CHECK                       (small solid bullet) Write a
                            check to sell shares from
                            your account.


EXCHANGING SHARES

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

(small solid bullet) The fund you are exchanging into must be available for sale in your state.

(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.

(small solid bullet) Before exchanging into a fund, read its prospectus.

(small solid bullet) You may pay a $5.00 fee for each exchange out of Spartan Pennsylvania Municipal Money Market, unless you place your transaction through Fidelity's automated exchange services.

(small solid bullet) Exchanges may have tax consequences for you.

(small solid bullet) Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than
four exchanges out of the fund per calendar year.    Accounts under
common ownership or control will be counted together for purposes of the four exchange limit.

(small solid bullet) Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privilege   s     in
the future.

Other funds may have different exchange restrictions, and may impose
   trading     fees of up to 3.00% of the amount exchanged. Check each
fund's prospectus for details.

ACCOUNT FEATURES AND POLICIES

FEATURES

The following features are available to buy and sell shares of the funds.

AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into
your account, between accounts   ,     or out of your account. While
automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.


FIDELITY AUTOMATIC ACCOUNT
BUILDER TO MOVE MONEY FROM
YOUR BANK ACCOUNT TO A
FIDELITY FUND.

MINIMUM                        FREQUENCY                     PROCEDURES
$500                           Monthly or quarterly          (small solid bullet) To set
                                                             up for a new account,
                                                             complete the appropriate
                                                             section on the fund
                                                             application.

                                                             (small solid bullet) To set
                                                             up for existing accounts,
                                                             call 1-800-544-6666 or visit
                                                             Fidelity's web site for an
                                                             application.

                                                             (small solid bullet) To make
                                                             changes, call 1-800-544-6666
                                                             at least three business days
                                                             prior to your next scheduled
                                                             investment date.

DIRECT DEPOSIT TO SEND ALL OR
A PORTION OF YOUR PAYCHECK
OR GOVERNMENT CHECK TO A
FIDELITY FUND.A

MINIMUM                        FREQUENCY                     PROCEDURES
$500                           Every pay period              (small solid bullet) To set
                                                             up for a new account, check
                                                             the appropriate box on the
                                                             fund application.

                                                             (small solid bullet) To set
                                                             up for an existing account,
                                                             call 1-800-544-6666 or visit
                                                             Fidelity's web site for an
                                                             authorization form.

                                                             (small solid bullet) To make
                                                             changes you will need a new
                                                             authorization form. Call
                                                             1-800-544-6666 or visit
                                                             Fidelity's web site to
                                                             obtain one.

A BECAUSE BOND FUND SHARE
PRICES FLUCTUATE, THAT FUND
MAY NOT BE AN APPROPRIATE
CHOICE FOR DIRECT DEPOSIT OF
YOUR ENTIRE CHECK.

FIDELITY AUTOMATIC EXCHANGE
SERVICE TO MOVE MONEY FROM A
FIDELITY MONEY MARKET FUND
TO ANOTHER FIDELITY FUND.

MINIMUM                        FREQUENCY                     PROCEDURES
$500                           Monthly, bimonthly,           (small solid bullet) To set
                               quarterly, or annually        up, call 1-800-544-6666
                                                             after both accounts are
                                                             opened.

                                                             (small solid bullet) To make
                                                             changes, call 1-800-544-6666
                                                             at least three business days
                                                             prior to your next scheduled
                                                             exchange date.

PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC
REDEMPTIONS FROM YOUR BOND
FUND ACCOUNT TO YOU OR TO
YOUR BANK ACCOUNT.

FREQUENCY                      PROCEDURES
Monthly                        (small solid bullet) To set
                               up, call 1-800-544-6666.

                               (small solid bullet) To make
                               changes, call Fidelity at
                               1-800-544-6666 at least
                               three business days prior to
                               your next scheduled
                               withdrawal date.



OTHER FEATURES. The following other features are also available to buy and sell shares of the funds.

WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM.

(small solid bullet) You must sign up for the wire feature before using it. Complete the appropriate section on the application when
opening your account, or call 1-800-544-   6666     to add the feature
after your account is opened. Call 1-800-544-   6666     before your
first use to verify that this feature is set up on your account.

(small solid bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

(small solid bullet) There may be a $5.00 fee for each wire purchase for Spartan Pennsylvania Municipal Money Market.

(small solid bullet) There may be a $5.00 fee for each wire redemption for Spartan Pennsylvania Municipal Money Market.

FIDELITY MONEY LINE
TO TRANSFER MONEY BETWEEN YOUR BANK ACCOUNT AND YOUR FUND ACCOUNT.

(small solid bullet) You must sign up for the Money Line feature before using it. Complete the appropriate section on the application
and then call 1-800-544-   6666     or visit Fidelity's web site
before your first use to verify that this feature is set up on your account.

(small solid bullet) Most transfers are complete within three business days of your call.

(small solid bullet)    Minimum purchase: $500

(small solid bullet) Maximum purchase: $100,000

FIDELITY ON-LINE XPRESS+(registered trademark)
TO MANAGE YOUR INVESTMENTS THROUGH YOUR PC.

CALL 1-800-544-   0240     OR VISIT FIDELITY'S WEB SITE FOR MORE
INFORMATION.

(small solid bullet) For account balances and holdings;

(small solid bullet) To review recent account history;

(small solid bullet) For mutual fund and brokerage trading; and

(small solid bullet) For access to research and analysis tools.

FIDELITY    ONLINE TRADING
TO ACCESS AND MANAGE YOUR ACCOUNT OVER THE INTERNET AT FIDELITY'S
   WEB     SITE.

(small solid bullet) For account balances and holdings;

(small solid bullet) To review recent account history;

(small solid bullet) To obtain quotes;

(small solid bullet) For mutual fund and brokerage trading; and

(small solid bullet) To access third-party research on companies, stocks, mutual funds and the market.

   FAST
TO ACCESS AND MANAGE YOUR ACCOUNT AUTOMATICALLY BY PHONE    USING
TOUCH TONE OR SPEECH RECOGNITION.

CALL 1-800-544-5555.

(small solid bullet) For account balances and holdings;

(small solid bullet) For mutual fund and brokerage trading;

(small solid bullet) To obtain quotes;

(small solid bullet) To review orders and mutual fund activity; and

(small solid bullet) To change your personal identification number
(PIN).

CHECKWRITING
TO REDEEM SHARES FROM YOUR SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET
ACCOUNT.

(small solid bullet) To set up, complete the appropriate section on the application.

(small solid bullet) All account owners must sign a signature card to receive a checkbook.

(small solid bullet) You may write an unlimited number of checks.

(small solid bullet) Minimum check amount: $   1,000    .

(small solid bullet) Do not try to close out your account by check.

(small solid bullet) To obtain more checks, call Fidelity at 1-800-544-6666.

POLICIES

The following policies apply to you as a shareholder.

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).

(small solid bullet) Monthly or quarterly account statements
(detailing account balances and all transactions completed during the prior month or quarter).

(small solid bullet) Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses.

Electronic copies of most financial reports and prospectuses are
available at Fidelity's    web     site. To participate in Fidelity's
electronic delivery program, call Fidelity or visit Fidelity's    web
    site for more information.

You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

Fidelity may deduct an ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

If your ACCOUNT BALANCE falls below $10,000 for Spartan Pennsylvania Municipal Money Market or $5,000 for Spartan Pennsylvania Municipal Income (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed and, for Spartan Pennsylvania Municipal Money Market, the $5.00 account closeout fee will be charged.

The FEES FOR INDIVIDUAL TRANSACTIONS (except the short-term trading fee) are waived if your account balance at the time of the transaction is $50,000 or more. Otherwise, you should note the following:

(small solid bullet) The $2.00 checkwriting fee will be deducted from your account.

(small solid bullet) The $5.00 exchange fee will be deducted from the amount of your exchange.

(small solid bullet) The $5.00 wire transaction fee will be deducted from the amount of your wire.

(small solid bullet) The $5.00 account closeout fee does not apply to exchanges or wires.

Fidelity may charge a FEE FOR    CERTAIN     SERVICES, such as
providing historical account documents.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Each fund earns interest, dividends   ,     and other income from its
investments, and distributes this income (less expenses) to
shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if
any, to shareholders as capital    gain     distributions.

The bond fund normally declares dividends daily and pays them monthly.
The bond fund normally pays capital    gain     distributions in
February and December.

Distributions you receive from the money market fund consist primarily of dividends. The money market fund normally declares dividends daily and pays them monthly.

EARNING DIVIDENDS

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:

1. REINVESTMENT OPTION. Your dividends and capital    gain
distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. (bond fund only) Your capital    gain
distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. CASH OPTION. Your dividends and capital    gain     distributions,
if any, will be paid in cash.

4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in shares of another identically
registered Fidelity fund. Your capital    gain     distributions, if
any, will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

TAX CONSEQUENCES

As with any investment, your investment in a fund could have tax consequences for you.

TAXES ON DISTRIBUTIONS. Each fund seeks to earn income and pay dividends exempt from federal income tax and Pennsylvania personal income tax.

   A portion of the dividends you receive may be subject to federal, state, or local income tax or may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to a fund's sale of municipal bonds.

For federal tax purposes, each fund's distributions of short-term capital gains and gains on the sale of bonds characterized as market
discount are taxable to you as ordinary income   , while e    ach
fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

   For Pennsylvania personal income tax purposes, distributions derived from interest on municipal securities of Pennsylvania issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Pennsylvania personal income tax.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as
a return of capital to shareholders for    federal income     tax
   or Pennsylvania personal income tax     purposes. A return of
capital    generally     will not be taxable to you but will reduce
the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price
back in the form of a    potentially     taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

TAXES ON TRANSACTIONS. Your bond fund redemptions, including exchanges, may result in a capital gain or loss for federal and
   Pennsylvania personal income     tax purposes. A capital gain or
loss on your investment in    a     fund    generally     is the
difference between the cost of your shares and the price you receive when you sell them.

FUND SERVICES


FUND MANAGEMENT

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager.

As of    March 25, 1999    , FMR had approximately $521.7 billion in
discretionary assets under management.

As the manager, FMR is responsible for choosing    each     fund's
investments and handling    its     business affairs.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as sub-adviser for each fund. FIMM is primarily responsible for choosing investments for each fund.

FIMM is an affiliate of FMR. As of    March 29, 1999    , FIMM had
approximately $   159.8 billio    n in discretionary assets under
management.

Christine Thompson is Vice President and manager of Spartan
Pennsylvania Municipal Income, which she has managed since July 1998. She also manages other Fidelity funds. Since joining Fidelity in 1985, Ms. Thompson has worked as a senior analyst and portfolio manager.

   From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. FMR pays all of the other expenses of Spartan Pennsylvania Municipal Money Market with limited exceptions.

Spartan Pennsylvania Municipal Money Market's annual management fee rate is 0.50% of its average net assets.

For Spartan Pennsylvania Municipal Income, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For December    1999    , the group fee rate was    0.1267    % for
Spartan Pennsylvania Municipal Income. The individual fund fee rate is 0.25%.

The total management fee for the fiscal year ended December 31, 1999,
was    0.38    % of the fund's average net assets for Spartan
Pennsylvania Municipal Income.

FMR    pays     FIMM for sub-advisory services.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which, in the case of certain funds, may be
   discontinued     by FMR at any time, can decrease a fund's expenses
and boost its performance.

FUND DISTRIBUTION

FDC distributes each fund's shares.

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations,
other than those contained in this    p    rospectus and in the
related    s    tatement of    a    dditional    i    nformation
(SAI), in connection with the offer contained in this
   p    rospectus. If given or made, such other information or
representations must not be relied upon as having been authorized by
the funds or FDC. This    p    rospectus and the related SAI do not
constitute an offer by the funds or by FDC to sell    shares of the
funds to     or to buy shares of the funds    from     any person to
whom it is unlawful to make such offer.

APPENDIX


FINANCIAL HIGHLIGHTS

The financial highlights    tables are     intended to help you
understand each fund's financial history for the past 5 years. Certain
information reflects financial results for a single fund share.    The
total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming
reinvestment of all dividends and distributions).     This information
has been audited by    PricewaterhouseCoopers LLP    , independent
accountants, whose report   s,     along with each fund's financial
highlights and financial statements, are included in each fund's
   a    nnual    r    eport. A free copy of each    a    nnual
   r    eport is available upon request.

   SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET


Years ended December 31,         1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
period

Income from Investment            .029       .031       .033       .032       .035
Operations  Net interest
income

 Less Distributions

 From net interest income         (.029)     (.031)     (.033)     (.032)     (.035)

Net asset value, end of period   $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000

TOTAL RETURN A, B                 2.91%      3.15%      3.36%      3.21%      3.56%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 201,291  $ 216,487  $ 229,469  $ 242,386  $ 241,643
(000 omitted)

Ratio of expenses to average      .50%       .50%       .50%       .50%       .50%
net assets

Ratio of expenses to average      .50%       .50%       .50%       .48% C     .50%
net assets after expense
reductions

Ratio of net interest income      2.87%      3.10%      3.31%      3.17%      3.50%
to average net assets



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE.
   C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

   SPARTAN PENNSYLVANIA MUNICIPAL INCOME


Years ended December 31,         1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.830   $ 10.810   $ 10.490   $ 10.670   $ 9.620
period

Income from Investment            .482       .483       .501       .520       .590
Operations  Net interest
income

 Net realized and unrealized      (.709)     .126       .350       (.109)     1.049
gain (loss)

 Total from investment            (.227)     .609       .851       .411       1.639
operations

Less Distributions

 From net interest income         (.482)     (.483)     (.501)     (.520)     (.590)

 From net realized gain           (.042)     (.107)     (.030)     (.071)     -

 In excess of net realized        (.020)     -          -          -          -
gain

Total distributions               (.544)     (.590)     (.531)     (.591)     (.590)

Redemption fees added to paid     .001       .001       .000       .000       .001
in capital

Net asset value, end of period   $ 10.060   $ 10.830   $ 10.810   $ 10.490   $ 10.670

TOTAL RETURN A                    (2.16)%    5.77%      8.34%      4.02%      17.44%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 242,001  $ 269,484  $ 264,693  $ 270,977  $ 288,425
(000 omitted)

Ratio of expenses to average      .51%       .55%       .55%       .55%       .55%
net assets

Ratio of expenses to average      .51%       .55%       .55%       .53% B     .55%
net assets after expense
reductions

Ratio of net interest income      4.58%      4.45%      4.74%      4.98%      5.73%
to average net assets

Portfolio turnover rate           28%        25%        26%        53%        49%



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.


You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at
1-800-544-8544.    In addition, you may visit Fidelity's web site at
www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related
materials are    available     on the SEC's web site
(http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBERS, 811-2720 AND 811-6454

Spartan, Fidelity Investments & (Pyramid) Design, Fidelity, Fidelity
Investments,        Fidelity Money Line, Fidelity Automatic Account
Builder, Fidelity On-Line Xpress+,        and Directed Dividends are
registered trademarks of FMR Corp.

   FAST and Portfolio Advisory Services are service marks of FMR
Corp.

The third party marks appearing above are the marks of their respective owners.

1.540170.102                                            PFR-pro-0200

SPARTAN(registered trademark) PENNSYLVANIA MUNICIPAL MONEY MARKET FUND A FUND OF FIDELITY MUNICIPAL TRUST II
AND
SPARTAN(registered trademark) PENNSYLVANIA MUNICIPAL INCOME FUND
A FUND OF FIDELITY MUNICIPAL TRUST
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 28, 2000

This    statement of additional information     (SAI) is not a
prospectus. Portions of each fund's    annual report     are
incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of the    prospectus    , dated
   February 28, 2000    , or an    annual report    , please call
Fidelity(registered trademark) at 1-800-544-8544 or visit
Fi   delity's web site a    t www.fidelity.com.

TABLE OF CONTENTS               PAGE

Investment Policies and         22
Limitations

Special Considerations          27
Regarding Pennsylvania

Special Considerations          29
Regarding Puerto Rico

Portfolio Transactions          32

Valuation                       32

Performance                     33

Additional Purchase, Exchange   43
and Redemption Information

Distributions and Taxes         43

Trustees and Officers           43

Control of Investment Advisers  47

Management Contracts            47

Distribution Services           50

Transfer and Service Agent      50
Agreements

Description of the Trusts       51

Financial Statements            52

Appendix                        52


                                                    PFR-ptb-0200
                                                    1.540393.102

(fidelity_logo_graphic)(registered trademark)
82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in
the    prospectus    . Unless otherwise noted, whenever an investment
policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

INVESTMENT LIMITATIONS OF SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET
FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) purchase the securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) sell securities short (except by selling futures contracts), unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold;

(4) purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and provided that the fund may make initial and variation margin payments in connection with the purchase or sale of futures contracts or of options on futures contracts;

(5) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(6) underwrite securities issued by others, except to the extent that the purchase of municipal bonds in accordance with the fund's investment objective, policies, and limitations, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be underwriting;

(7) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;

(8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(9) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;

(10) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limit does not apply to purchases of debt securities or to repurchase agreements); or

(11) invest in oil, gas or other mineral exploration or development programs.

(12) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of the fund's total assets would be invested in the securities of that issuer.

(ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (5)).

(iii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(iv) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

(v) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitations (1), (7), and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

For purposes of limitation (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

With respect to limitation (iii), if through a change in values, net assets, or other circumstances, the fund were in a position where more
than 10% of its ne   t assets were in    vested in illiquid
securities, it would consider appropriate steps to protect liquidity.

   For purposes of investing at least 65% of the fund's total assets in municipal securities whose interest is exempt from Pennsylvania personal income tax, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

INVESTMENT LIMITATIONS OF SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more
than 10% of its    net assets were in    vested in illiquid
securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page    39    .

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

ASSET-BACKED SECURITIES represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.

CENTRAL CASH FUNDS are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the
quality, maturity   ,     and diversification of their investments.

DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.

FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

  LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The bond fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.

In addition, the bond fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the bond fund's investments in futures contracts and options, and the fund's policies regarding futures
contracts and options discussed elsewh   ere in this SAI may     be
changed as regulatory agencies permit.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

ILLIQUID SECURITIES cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a
market   ,     and (4) the nature of the security and the market in
which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

INVERSE FLOATERS have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.

LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

MONEY MARKET INSURANCE. The money market fund participates in a mutual insurance company solely with other funds advised by FMR or its affiliates. This company provides insurance coverage for losses on certain money market instruments held by a participating fund (eligible instruments), including losses from nonpayment of principal or interest or a bankruptcy or insolvency of the issuer or credit support provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. The money market fund is charged an annual premium for the insurance coverage and may be subject to a special assessment of up to approximately two and one-half times the fund's annual gross premium if covered losses exceed certain levels. A participating fund may recover no more than $100 million annually, including all other claims of insured funds, and may only recover if the amount of the loss exceeds 0.30% of its eligible instruments. The money market fund may incur losses regardless of the insurance.

MONEY MARKET SECURITIES are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

MUNICIPAL INSURANCE. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or
(ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.

Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

PRINCIPAL MUNICIPAL BOND INSURERS. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.

Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's
Investor   s     Service and "AAA" by Standard & Poor's.

Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by Standard & Poor's.

Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are
rated "Aaa" by Moody's Investor   s     Service and "AAA" by Standard
& Poor's.

Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's
Investor   s     Service and "AAA" by Standard & Poor's.

Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's
Investor   s     Service and "AAA" by Standard & Poor's.

MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the Pennsylvania legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share (NAV).

EDUCATION. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

HEALTH CARE. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

TRANSPORTATION. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

WATER AND SEWER. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

REFUNDING CONTRACTS. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

REPURCHASE AGREEMENTS involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

RESTRICTED SECURITIES are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

   SOURCES OF LIQUIDITY OR CREDIT SUPPORT.     Issuers may employ
various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit
   of the liquidity     or credit enhancement provider in determining
whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

TEMPORARY DEFENSIVE POLICIES. Each fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

TENDER OPTION BONDS are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

SPECIAL CONSIDERATIONS REGARDING PENNSYLVANIA

The following highlights only some of the more significant financial trends and problems affecting Pennsylvania, and is based on information drawn from official statements and prospectuses relating to securities offerings of the Commonwealth of Pennsylvania, its agencies and instrumentalities, as available on the date of this Statement of Additional Information. FMR has not independently verified any of the information contained in such official statements and other publicly available documents, but is not aware of any fact which would render such information inaccurate.

OVERVIEW. Because the funds concentrate their investments in Pennsylvania, there are risks associated with the funds that would not exist if the funds' investments were more widely diversified. These risks include the possible enactment of new legislation in Pennsylvania that could affect obligations of the state or its political subdivisions, municipalities or agencies, economic factors that could affect such obligations, and varying levels of supply and demand for obligations of the Commonwealth and its political subdivisions, municipalities, and agencies.

CONSTITUTIONAL AND STATUTORY REVENUE LIMITATIONS. The Constitution of Pennsylvania requires that all taxes shall be uniform, upon the same class of subjects, within the territorial limits of the authority levying the tax, and shall be levied and collected under the general laws of the Commonwealth of Pennsylvania.

The Constitution of Pennsylvania provides that the General Assembly may exempt from taxation certain persons and property. For instance, the General Assembly may establish exemption or special tax treatment for classes based on age, disability, infirmity, or poverty.

Local taxes (other than Philadelphia) are generally authorized under the Local Tax Enabling Act. This statute generally authorizes, and imposes limits on, the ability of political subdivisions to impose taxes. Pennsylvania's political subdivisions consist of counties, municipalities, and school districts. The Local Tax Enabling Act does not apply to counties whose taxing authority is limited for the most part to real estate and personal property taxes, although the validity
of the personal property is    the subject of litigation    . Most
Philadelphia taxes (other than real estate and personal property taxes) are imposed pursuant to the general authority of the Sterling Act and the Little Sterling Act, applicable to the City and School District, respectively. Each of these statutes grants broad taxing powers, but generally prohibits taxing what the Commonwealth taxes. The Philadelphia business privilege tax is imposed under the authority of the First Class City Tax Reform Act.

The Pennsylvania Intergovernmental Cooperation Authority Act for cities of the first class authorizes Philadelphia to enact a combination of a sales tax, a realty transfer tax or a wage and net profits tax for the benefit of the Pennsylvania Intergovernmental Cooperation Authority ("PICA"). The PICA tax on wages and net profits reduces the amount of wage and net profits taxes imposed under the Sterling Act (prior to the imposition of the PICA tax), so that the combined rate of tax remains the same. Other local taxes are specially enacted or authorized for certain classes of localities, including Philadelphia and Pittsburgh.

The Pennsylvania General Assembly has    enacted     legislation which
   gives     local governments the option of reducing property taxes
and simplifying their local tax system by collecting an earned income
or other type of tax.    The General Assembly may, in the future,
consider other local tax reform measures.

PENNSYLVANIA TAXES.    The Commonwealth General Fund budgets for
fiscal 1996 through 2000 included various tax reduction measures. Tax reductions included in the enacted fiscal 1999 budget totaled an estimated $380.2 million. The major components of the tax reductions are (i) a reduction in the tax rate for the capital stock and franchise tax from 11.99 mils to 10.99 mils, (ii) a repeal of the gross receipts tax on regulated gas utilities, (iii) a reduction of the minimum capital stock and franchise tax from $300 to $200, (iv) raising the annual cap on net operating loss carryovers from $1 million to $2 million, (v) increasing the weighting of the sales factor of the corporate tax apportionment formula from 50% to 60%, and
(vi) a reduction of various other miscellaneous items. Most of the major changes are effective January 1, 1999.

   In     the fall of 1998, Pennsylvania enacted the Keystone
Opportunity Zone Act, which provides for the creation of 12 "keystone opportunity zones" designed to spur economic development by foregoing state and local taxes under certain circumstances. The legislation provides for relief from, among other things, corporate net income taxes, capital stock/foreign franchise taxes, personal income taxes and sales and use taxes (on purchases used and consumed by businesses in the zone).

GENERAL ECONOMIC CONDITIONS IN PENNSYLVANIA. Historically, the key industries in Pennsylvania were in the areas of manufacturing and mining, with steel and coal industries of national importance. These industries have made Pennsylvania vulnerable not only to cyclical economic fluctuations, but also to pronounced long-term changes in the nation's economic structure. In recent years, the state has experienced growth in the services sector, including trade, medical and health services, education, and financial institutions. Manufacturing has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth.

   The five-year period ending with fiscal 1998 was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent years. Throughout the period, inflation has remained relatively low, helping to restrain expenditure growth. Favorable economic conditions have helped total revenues and other sources rise at an annual average of 4.2% during the five-year period. The annual growth rate for taxes of 4.3% almost matched the total revenue rate. License and fee revenues rose at a 7.9% annual rate, largely because of various motor vehicle fee increases effective for fiscal 1998. Other revenues, mostly charges for sales and services and investment income, increased at an average annual rate of 17.6%. Expenditure and other uses during the fiscal 1994 through fiscal 1998 period rose at a 3.8% average annual rate, led by a 10.2% average annual increase for protection of person and property costs.

Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues by $86.4 million to $488.7 million at June 30, 1998 (prior to transfers). Higher than estimated revenues, offset in part by increased reserves for tax refunds, and slightly lower expenditures than budgeted were responsible for the increase.

Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $18,123.2 million, $676.1 million (3.9%) above the estimate made at the time the budget was enacted. Tax revenue in fiscal 1998 grew 4.8% over tax revenues during fiscal 1997. This rate of increase includes the effect legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue for fiscal 1998. Non-tax revenues were $27.5 million (8.6%) over estimate, mostly due to greater than anticipated interest earnings for the fiscal year.

Reserves established during fiscal 1998 for tax refunds totaled $910 million. This amount is a $370 million increase of tax refund reserves for fiscal 1997 (representing a 68.5% increase). The fiscal 1998 amount includes a one-time addition intended to fund all fiscal 1998 tax refund liabilities, including that portion to be paid during fiscal 1999.

Expenditures from all fiscal 1998 appropriations (including pooled financing expenditures and net of current year lapses) totaled $17,229.8 million. This represents an increase of 4.5% over fiscal 1997 appropriation expenditures. Lapses of appropriation authority during the fiscal year totaled $161.8 million including $58.8 million from fiscal 1998 appropriations. These appropriation lapses were used to fund $120.5 million of supplemental fiscal 1998 appropriations.

   For GAAP purposes, assets increased $705.1 million in fiscal 1998 and liabilities rose by $111.1 million. These changes contributed to a $310.3 million rise in the undesignated-unreserved balance for June 30, 1998 to $497.6 million, the highest level achieved since audited GAAP reporting was instituted in 1984.

   The 1999 fiscal year ended with an unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve Fund) of $702.9 million, an increase of $214.2 million from June 30, 1998. Transfers to the Tax Stabilization Reserve Fund total $225.4 million for fiscal year 1999 consisting of $105.4 million representing the statutory 15% of the fiscal year-end unappropriated surplus and an additional $150 million from the unappropriated surplus authorized by the General Assembly. The $447.5 million balance of the unappropriated surplus was carried over to fiscal year 2000. The higher unappropriated surplus was generated by tax revenues that were $712.0 million (3.9%) above estimate (after tax reductions enacted with the 1999 fiscal year budget that were estimated to be $241.0 million) and $61.0 million of non-tax revenue (18.4%) above estimate. Higher than anticipated appropriation lapses also contributed to the higher surplus. A portion of the higher revenues and appropriation lapses were used for supplemental fiscal 1999 appropriations totaling $357.8 million. Including the supplemental appropriations and net of appropriation lapses, expenditures for fiscal 1999 totaled $18,144.9 million, a 5.9% increase over expenditures during fiscal 1998.

   The General Fund budget for the 2000 fiscal year was approved by the General Assembly in May 1999. The adopted budget includes estimated spending from Commonwealth revenues of $19,061.5 million and estimated revenues (net of estimated tax refunds and enacted tax changes) of $18,699.9 million. Funds to cover the $361.6 million difference between estimated revenues and projected spending will be obtained from a draw down of the projected fiscal 1999 year-end balance. The level of proposed spending represents an increase of 3.8% over the spending authorized for fiscal 1999 of $18,367.5 million. Enacted tax changes effective for fiscal 2000 total a net reduction of $380.2 million for the General Fund.

   The estimate of Commonwealth revenue for fiscal 1999 is based on an economic forecast for real gross domestic product to grow at a 1.4% rate from the second quarter of 1999 to the second quarter of 2000. Growth of real gross domestic product is expected to be restrained by a slowing of the rate of consumer spending to a level consistent with personal income gains and by smaller gains in business investment in response to falling capacity utilization and profits. Slowing economic growth is expected to cause the unemployment rate to rise through the fiscal year but inflation is expected to remain moderate. Trends for the Pennsylvania economy are expected to maintain their close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S. while the Pennsylvania unemployment rate is anticipated to be very close to the national rate.

   Commonwealth revenues (excluding the estimated cost of enacted tax reductions) are projected to increase by 2.8% over fiscal 1999 receipts. Appropriations from Commonwealth funds increased by 3.8% over fiscal 1999 appropriations. Enacted tax cuts for fiscal 2000 total an estimated $380.2 million to the General fund. According to a November 30, 1999 press release from the Pennsylvania Secretary of Revenue, General Fund revenues for December, 1999 totaled $1.7 billion
- $23.9 million, or 1.4% more than anticipated. Fiscal year-to-date General Fund collections total $8.6 billion, which is $177 million, or 2.1% above estimate.

The following table shows the average annual unemployment rate for Pennsylvania and the nation for the periods indicated. This information is drawn from official statements and prospectuses relating to securities offerings of the state of Pennsylvania, its agencies, and instrumentalities. No independent verification of the information contained in such official statements and other publicly available documents has been made.

Period    Pennsylvania  United States

1989      4.5%          5.3%

1990      5.4%          5.6%

1991      7.0%          6.8%

1992      7.6%          7.5%

1993      7.1%          6.9%

1994      6.2%          6.1%

1995      5.9%          5.6%

1996      5.3%          5.4%

1997      5.2%          4.9%

1998      4.6%          4.5%

1999      4.3%          4.3%


As of    August 1999    , the seasonally adjusted unemployment rate
for the Commonwealth was    4.5    %, compared to    4.2    % for the
United States.

   From time to time,     certain Pennsylvania municipalities and
political subdivisions have experienced economic downturns. For example, the financial condition of the City of Philadelphia in the early 1990s had impaired its ability to borrow and resulted in its obligations being downgraded by the major rating services to below investment grade. However, these obligations have since been upgraded.

   The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary
and fiscal affairs.     At this time Philadelphia is operating under a
five-year fiscal plan approved by PICA on June 15, 1999.

No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA
had    $1,014.1     million in special revenue bonds outstanding as of
June 30,    1999. Neither the taxing power nor the credit of the
Commonwealth is pledged to pay debt service on PICA's bonds.

There is various litigation pending against the Commonwealth, its officers, and employees. In 1978, the Pennsylvania General assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth are pending, some of which, if decided adversely to the Commonwealth, could have a material adverse impact on governmental operations.

All of the foregoing factors could affect the outstanding obligations of the Commonwealth and its municipalities and political subdivisions, including obligations held by the funds. Further, there can be no assurance that the same factors that adversely affect the economy of the Commonwealth generally will not also adversely affect the market value or marketability of obligations issued by local units of government or local authorities in the Commonwealth, or the ability of the obligators to pay the principal of or interest on such
obligations. In    October 1999    , Pennsylvania General Obligation
Bonds were rated Aa3 by Moody's, AA by Fitch and AA by S&P.

   SPECIAL CONSIDERATIONS REGARDING PUERTO RICO

   The fiscal year of the Government of Puerto Rico begins each July
1. The Governor is constitutionally required to submit to the Legislature an annual balanced budget of capital improvements and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by the Office of Management and Budget ("OMB"), working with the Planning Board, the Department of the Treasury, and other government offices and agencies. Section 7 of
Article VI of the Constitution provides that "The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law."

   The annual budget, which is developed utilizing elements of program budgeting and zero-base budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under: (i) laws existing at the time the budget is submitted; and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor's recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

   A Budgetary Fund was created by Act No. 147 of June 18, 1980, as amended (the "Budgetary Fund Act"), to cover the appropriations approved in any fiscal year in which the revenues available for such fiscal year are insufficient, honor the public debt, and provide for unforeseen circumstances in the provision of public services. The Budgetary Fund Act was amended in 1994 to require that an annual legislative appropriation equal to one third of one percent (.33%) of the total budgeted appropriations for each fiscal year be deposited in the Budgetary Fund. In 1997, the Budgetary Fund Act was further amended to increase the annual legislative appropriation required to be deposited in the Budgetary Fund to one percent (1%) of the total revenues of the preceding fiscal year, beginning in fiscal year 2000. In addition, other income (not classified as revenues) that is not assigned by law to a specific purpose is also required to be deposited in the Budgetary Fund. The maximum balance of the Budgetary Fund may not exceed six percent (6%) of the total appropriations included in the budget for the preceding fiscal year.

   In Puerto Rico, the central government has many functions which in the fifty states are the responsibility of local government, such as providing public education and police and fire protection. The central government also makes large annual grants to the University of Puerto Rico and to the municipalities. Debt service on Sugar Corporation notes paid by the Government of Puerto Rico is included in current expenses for economic development, and debt service on Urban Renewal and Housing Corporation bonds and notes and on Housing Bank and Finance Agency mortgage subsidy bonds paid by the Government of Puerto Rico is included in current expenses for housing.

   Approximately 25.2% of the General Fund is committed, including debt service on direct debt of the Commonwealth and on the debt of the Sugar Corporation, municipal subsidies, grants to the University of Puerto Rico, contributions to Aqueduct and Sewer Authority, and rental payments to Public Building Authority, among other.

   In the fiscal 1999 budget revenues and other resources of all budgetary funds total $10,308,078,000 excluding balances from the previous fiscal year and general obligation bonds authorized. The estimated net increase in General Fund revenues in fiscal 1999 are accounted for by increases in personal income taxes (up $258,354,000), retained non-resident income tax (up $176,921,000), general excise tax of 5% (up $60,259,000), motor vehicles and accessories (up $61,569,000), federal excise taxes on off-shore shipments (up $33,033,000), special excise tax on certain petroleum products (up $20,282,000), corporation income taxes (up $17,347,000), registration and document certification fees (up $13,433,000), alcoholic beverages (up $5,347,000), licenses (up $4,681,000), electronic lottery (up $4,965,000) and decreases in property taxes (down $3,460,000), customs (down $11,864,000) and tollgate taxes (down $56,420,000).

   Current expenses and capital improvements of all budgetary funds total $10,687,869,000, an increase of $951,255,000 from fiscal 1998.
The major changes in General Fund expenditures by program in fiscal 1999 are: public safety and protection (up $187,444,000), education (up $165,661,000), health (up $160,256,000), general government (up
$77,714,000), other debts (up $69,721,000), welfare (up $24, 182,000), economic development (up $15,865,000), special pension contributions (up $6,115,000), and decreases in transportation and communications (down $83,000), housing (down $620,000), debt service (down $13,849,000), and contributions to municipalities (down
$37,969,000).

   The general obligation bond authorization for the fiscal 1999 budget was $475,000,000.

   In the fiscal 2000 budget proposal revenues and other resources of all budgetary funds total $10,426,475,000 excluding balances from the previous fiscal year and general obligation bonds authorized. The estimated net increase in General Fund revenues in fiscal 2000 are accounted for by increases in personal income taxes (up $199,000,000), corporation income taxes (up $102,000,000), general excise tax of 5% (up $65,000,000), income tax withheld from non-residents (up $44,000,000), motor vehicles and accessories (up $22,000,000), alcoholic beverages (up $13,000,000), registration and document certification fees (up $10,000,000), and decreases in property taxes (down $2,000,000), special excise tax on certain petroleum products (down $3,000,000), cigarettes (down $6,000,000), federal excise taxes on off-shore shipments (down $24,000,000), and tollgate taxes (down $14,000,000).

   Current expenses and capital improvements of all budgetary funds total $11,012,166,000, an increase of $324,297,000 from fiscal 1999.
The major changes in General Fund expenditures by program in fiscal 2000 are: general government (up $157,265,000), health (up $83,310,000), debt service (up $94,550,000), contributions to municipalities (up $66,296,000), education (up $75,035,000), transportation and communications (up $13,636,000), special pension contributions (up $3,792,000), housing (down $4,645,000), economic development (down $30,201,000), public safety and protection (down $26,999,000), and other debts service (down $106,488,000).

   The general obligation bond authorization for the fiscal 2000 budget was $475,000,000.

   The Government of Puerto Rico is required to contribute directly to three retirement systems for public employees. The Government of Puerto Rico is responsible for approximately 66% of total employer contributions to Employees Retirement System and 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. As of July 1, 1998 the total pension benefit obligation for the Employees Retirement System and the Judiciary Retirement System was $7,638,000,000 and $95,5000,000, respectively, and the unfunded pension benefit obligation for the same period was $5,963,000,000 and $28,400,000, respectively. As of June 30, 1998, the accrued pension liability of the Teachers Retirement System was $3,154,678,299, the value of assets amounted to $2,135,436,000, and the resulting unfunded accrued liability was $1,019,242,299, an increase of $48,437,260 from the prior valuation made as of June 30, 1997.

   On February 1, 1990, the Legislature of Puerto Rico enacted Act No. 1 amending the organic act of the Employees Retirement System to reduce the future pension liabilities of the Employees Retirement System. Also, Act No. 305 of September 24, 1999, further amends the organic act of the Employees Retirement System to change it, prospectively, from a defined benefit system to a defined contribution system. Based on actuarial studies conducted by the actuary of the Employees Retirement System, it is expected that the implementation of the defined contribution system will allow the Government of Puerto Rico to reduce the current actuarial deficit of the Employees Retirement System. Also, the law approving the sale of a controlling interest in PRTC to a consortium led by GTE International Telecommunications Incorporated provides that any future proceeds received by the Government from the sale of its remaining stock ownership in PRTC will be transferred to the Employees Retirement System to reduce its accumulated unfunded pension benefit obligation. It is recognized that it will be necessary to further strengthen the finances of the Teachers Retirement System in order to assure that combined contributions and investment income continue to exceed benefit payments, avoiding the possible future drawdown of assets.

The economy of Puerto Rico is fully integrated with that of the United
States. In fiscal    1998    , trade with the United States accounted
for approximately    90    % of Puerto Rico's exports and
approximately    61    % of its imports. In this regard, in fiscal
   1998     Puerto Rico experienced a $   8.5     billion positive
adjusted merchandise trade balance.

Since fiscal 1985, personal income, both aggregate and per capita, has
increased consistently each fiscal year.    In fiscal 1998, aggregate
personal income was $33.7 billion ($30.8 billion in 1992 prices) and personal per capita income was $8,817 ($8,063 in 1992 prices). Gross product in fiscal 1995 was $28.4 billion ($25.9 billion in 1992 prices) and gross product in fiscal 1999 was $38.1 billion ($29.7 billion in 1992 prices). This represents an increase in gross product of 34% from fiscal 1995 to 1999 (14.5% in 1992 prices).

Puerto Rico's economic expansion, which has lasted over ten years,
continued throughout the five year period from fiscal    1995
through fiscal    1999    . Almost every sector of the economy
participated, and record levels of employment were achieved. Factors behind the continued expansion included Government-sponsored economic development programs, periodic declines in the exchange value of the
U.S. dollar, increases in the level of federal transfers,    low oil
prices     and the relatively low cost of borrowing funds during the
period.

Average employment increased from    1,051,000 in fiscal 1995, to
1,147,000 in fiscal 1999. Unemployment, although at relatively low historical levels, remains above the U.S. average. Average unemployment decreased from 13.8% in fiscal 1995, to 12.5% in fiscal 1999.

Manufacturing is the largest sector in the economy   ,     accounting
for $   23.0     billion or    42.8    % of gross domestic product in
fiscal    1998    . The manufacturing sector employed    141,068
workers as of March    1999    . Manufacturing in Puerto Rico is now
more diversified than during earlier phases of industrial development.
In the last two decades   ,     industrial development has tended to
be more capital intensive and dependent on skilled labor. This gradual shift is best exemplified by heavy investment in pharmaceuticals, scientific instruments, computers, microprocessors, and electrical
products over the last decade.    While total employment in the
manufacturing sector decreased by 12,205 from March 1997 to March 1999, other indicators suggest that manufacturing production did not decrease. Average weekly hours worked increased 5.2%, industrial energy consumption increased 0.7% and exports increased 45.7% from fiscal 1997 to fiscal 1999. Most of the decreases in employment have been concentrated in the labor intensive industries, particularly
apparel, textile and tuna manufacturing.     The service   s
sector, which includes wholesale and retail trade and finance, insurance, real estate, hotels and related services, and other services, ranks second in its contribution to gross domestic product
and it is the sector that employs the greatest number of people.    In
fiscal 1998, the service sector generated $19.6 billion in gross domestic product or 36.5% of the total. Employment in this sector grew from 478,079 in fiscal 1994 to 572,765 in fiscal 1998, a cumulative increase of 19.8%. This increase was greater than the 12.5% cumulative growth in employment over the same period. The Government sector of the Commonwealth plays an important role in the economy of the island. In fiscal year 1998, the Government accounted for $5.2 billion of Puerto Rico's gross domestic product, or 9.8% of the total, and provided 21.5% of the total employment. The construction industry has experienced real growth since fiscal 1987. In fiscal 1999, investment in construction rose to an unprecedented $6.6 billion, an increase of 23.9% as compared to $5.4 billion for fiscal 1998. Tourism also contributes significantly to the island economy, accounting for 6.4% of the island's gross domestic product in fiscal 1998.

The present administration has developed and is implementing a new economic development program which is based on the premise that the private sector should provide the primary impetus for economic development and growth. This new program, which is referred to as the New Economic Model, promotes changing the role of the Government from one of being a provider of most basic services to that of a facilitator for private sector initiatives and encourages private sector investment by reducing Government-imposed regulatory restraints.

The New Economic Model contemplates the development of initiatives that will foster private investment in, and private management of, sectors that are served more efficiently and effectively by the private enterprise. One of these initiatives has been the adoption of a new tax code intended to expand the tax base, reduce top personal and corporate tax rates, and simplify the tax system. Another initiative is the improvement and expansion of Puerto Rico's infrastructure to facilitate private sector development and growth, such as the construction of the water pipeline and cogeneration facilities described below and the construction of a light rail system for the San Juan metropolitan area.

The New Economic Model also seeks to identify and promote areas in which Puerto Rico can compete more effectively in the global markets. Tourism has been identified as one such area because of its potential for job creation and contribution to the gross product. In 1993, a new Tourism Incentives Act and a Tourism Development Fund were implemented in order to provide special tax incentives and financing for the development of new hotel projects and the tourism industry. As a result of these initiatives, new hotels have been constructed or are under construction which have increased the number of hotel rooms on
the island from 8,415 in fiscal 1992 to    11,095     at the end of
fiscal    1999     and to a projected    12,650     by the end of
fiscal    2000    .

The New Economic Model also seeks to reduce the size of the Government's direct contribution to gross domestic product. As part of
this goal, the Government has transferred certain    g    overnmental
operations and sold a number of its assets to private parties. Among these are: (i) the Government sold the assets of the Puerto Rico
Maritime Authority; (ii   )     the Aqueducts and Sewer Authority
    executed a construction and operating agreement with a private consortium for the design, construction, and operation of an approximately 75 million gallon per day water pipeline to the San Juan
metropolitan area from the Dos Bocas reservoir in Utuado;    (iii)
    the Electric Power Authority executed power purchase contracts with private power producers under which two cogeneration plants (with
a total capacity of    approximately     874 megawatts),    using
fuels other than oil    , will be constructed;    (iv    ) the
Corrections Administration entered into operating agreements with two private companies for the operation of three new correctional
facilities;    (v)     the Government entered into a definitive
agreement to sell certain assets of a pineapple juice processing
business and sold certain mango growing operations; (   vi    ) the
Government is in the process of transferring to local sugar cane
growers certain sugar processing facilities;    (vii)     the
Government sold    three     hotel properties and is currently
negotiating the sale of a complex consisting of two hotels and a
convention center; and    (viii)     the Government    sold a
controlling interest     in the Puerto Rico Telephone Company,    a
subsidiary of the Telephone Authority, to a consortium led by GTE International Telecommunications Incorporated.

One of the goals of the    Rossello     administration is to change
Puerto Rico's public health care system from one in which the Government provides free health services to low income individuals through public health facilities owned and administered by the Government to one in which all medical services are provided by the private sector and the Government provides comprehensive health insurance coverage for qualifying (generally low income) Puerto Rico residents. Under this new system, the Government selects, through a bidding system, one private health insurance company in each of several designated regions of the island and pays such insurance company the insurance premium for each eligible beneficiary within such region. This new health insurance system is now covering
   77     municipalities out of a total of 78 on the island. It is
expected that    the last municipality     will be added    in July
2000    . The total cost of this program will depend on the number of municipalities included in the program, the number of participants
receiving coverage, and the date coverage commences. As of    August
1, 1999    , over    1.7     million persons were participating in the
program at an estimated annual cost to Puerto Rico for fiscal
   2000     of approximately $   994     million. In conjunction with
this program, the operation of certain public health facilities has been transferred to private entities. The Government's current privatization plan for health facilities provides for the transfer of ownership of all health facilities to private entities. The Government
   has sold forty-four     health facilities to private companies and
is currently in    the process of closing the sale of fourteen
additiona    l health facilities to such companies.

One of the factors assisting the development of the manufacturing sector in Puerto Rico has been the federal and Commonwealth tax incentives available, particularly those under the Puerto Rico
Industrial Incentives Program and Sections 30A and 936 of the Internal Revenue Code 1986, as amended (the "Code").

Since 1948, Puerto Rico has promulgated various industrial
incentive        laws designed to stimulate industrial investment.
Under these laws, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other taxes. The most recent of these laws is Act No. 135 of December 2, 1997 (the "1998 Tax
Incentives Law").

The benefits provided by the 1998 Tax Incentives Law are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant. Activities eligible for tax exemption include manufacturing, certain services performed for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico, and laboratories for scientific and industrial research. For companies qualifying thereunder, the 1998 Tax Incentives Law imposes income tax rates ranging from 2% to 7%. In addition, it grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first eighteen months of operation and between 80% and 60% thereafter, and 100% exemption from municipal excise taxes. The 1998 Tax Incentives Law also provides various special deductions designated to stimulate employment and productivity, research and development, and capital investment in Puerto Rico.

Under the 1998 Tax Incentives Law, companies are able to repatriate or
distribute their profits free of    dividend     taxes. In addition,
passive income derived from designated investments will continue to be fully exempt from income and municipal license taxes. Individual shareholders of an exempted business are allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share in the exempted business' income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period will be subject to a 4% income tax rate.

For many years, U.S. companies operating in Puerto Rico enjoyed a special tax credit that was available under Section 936 of the Code. Originally, the credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. Amendments to Section 936 made in 1993 (the "1993 Amendments") instituted two alternative methods for calculating the tax credit and limited the amount of the credit that a qualifying company could claim. These limitations are based on a percentage of qualifying income (the "percentage of income limitation") and on qualifying expenditures on wages and other wage related benefits (the "economic activity limitation", also known as the "wage credit limitation"). As a result of amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the U.S. Congress and
signed into law by President    Bill     Clinton on August 20, 1996
(the "1996 Amendments"), the tax credit, as described below, is now being phased out over a ten-year period for existing claimants and is
no longer available for corporations that establish        operations
in Puerto Rico after October 13, 1995 (including existing Section 936 Corporations (as defined below) to the extent substantially new operations are established in Puerto Rico). The 1996 Amendments also moved the credit based on the economic activity limitation to Section 30A of the Code and phased it out over 10 years. In addition, the 1996 Amendments eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico. The Section
30A    C    redit and the remaining Section 936 credit are discussed
below.

SECTION 30A. The 1996 Amendments added a new Section 30A to the Code.
Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests (which are similar to the 80% and 75% gross income tests of Section 936 of the Code discussed below) to
claim a credit (the "Section 30A    C    redit") against the federal
income tax imposed on taxable income derived from sources outside the United States from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income").

A QDC is a U.S. corporation which (i) was actively conducting a trade or business in Puerto Rico on October 13, 1995, (ii) had a Section 936 election in effect for its taxable year that included October 13, 1995, (iii) does not have in effect an election to use the percentage limitation of Section 936(a)(4)(B) of the Code, and (iv) does not add a "substantial new line of business."

The Section 30A    C    redit is limited to the sum of (i) 60% of
qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages, (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property, and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).

A QDC electing Section 30A of the Code may compute the amount of its
active business income, eligible for the Section 30A    C    redit, by
using either the cost sharing formula, the profit-split formula, or the cost-plus formula, under the same rules and guidelines prescribed for such formulas as provided under Section 936 (see discussion below). To be eligible for the first two formulas, the QDC must have a significant presence in Puerto Rico.

In the case of taxable years beginning after December 31, 2001, the amount of possession income that would qualify for the Section 30A Credit would be subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995.

Section 30A applies only to taxable years beginning after December 31, 1995 and before January 1, 2006.

SECTION 936. Under Section 936 of the Code, as amended by the 1996
Amendments, and as an alternative to the Section 30A    C    redit,
U.S. corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their U.S. corporate income tax, the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business. To qualify under Section 936 in any given taxable year, a corporation must derive for the three-year period immediately preceding the end of such taxable year (i) 80% or more of its gross income from sources within Puerto Rico and (ii) 75% or more of its gross income from the active conduct of a trade or business in Puerto Rico.

Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (A) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles, and other functions carried out in Puerto Rico, provided it contributes to the research and development expenses of its affiliated group or pays certain royalties; (B) a profit-split formula, whereby it is allowed to claim 50% of the net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (C) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico. To be eligible for the first two formulas, the Section 936 Corporation must have a significant business presence in Puerto Rico for purposes of the
Section 936 rules.

As a result of the 1993 Amendments and the 1996 Amendments, the
Section 936 credit is only available to companies that    were
operating in Puerto Rico on October 13, 1995, and had elected     the
percentage of income limitation and is limited in amount to 40% of the credit allowable prior to the 1993 Amendments, subject to a five-year phase-in period from 1994 to 1998 during which period the percentage of the allowable credit is reduced from 60% to 40%.

In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit will be subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years beginning in 2006.

PROPOSAL TO EXTEND THE PHASEOUT OF SECTION 30A. During 1997, the Government of Puerto Rico proposed to Congress the enactment of a new permanent federal incentive program similar to that provided under
Section 30A. Such a program would provide U.S. companies a tax credit based on qualifying wages paid and other wage-related expenses, such as fringe benefits, as well as depreciation expenses for certain tangible assets and research and development expenses. Under the Governor's proposal, the credit granted to qualifying companies would continue in effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic
parameters. The fiscal    1998, fiscal 1999 and fiscal 2000
budgets submitted by President Clinton to Congress        included a
proposal to modify Section 30A to (i) extend the availability of the
Section 30A    C    redit indefinitely; (ii) make it available to
companies establishing operations in Puerto Rico after October 13,
1995; and (iii) eliminate the income cap.    This     proposal was not
included in the    1998 or 1999 budgets approved by Congress    .
While the Government of Puerto Rico plans to continue lobbying for this proposal, it is not possible at this time to predict whether the
Section 30A    C    redit will be so modified.

OUTLOOK. It is not possible at this time to determine the long-term effect on the Puerto Rico economy of the enactment of the 1996 Amendments. The Government of Puerto Rico does not believe there will be short-term or medium-term material adverse effects on Puerto Rico's economy as a result of the enactment of the 1996 Amendments. The Government of Puerto Rico further believes that during the phase-out period sufficient time exists to implement additional incentive programs to safeguard Puerto Rico's competitive position.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.

Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).

For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

   For the fiscal periods ended December 31, 1999 and 1998, the portfolio turnover rates were 28% and 25%, respectively, for Spartan Pennsylvania Municipal Income.

A fund may pay both commissions and spreads in connection with the placement of portfolio transactions. For the fiscal years ended
December 31, 1999, 1998 and 1997, the funds paid no brokerage commissions.

For the fiscal year ended December 31, 1999 the funds paid no brokerage commissions to firms that provided research services.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those
of other funds or investment accounts managed    by FMR or its
affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each fund's net asset value per share (NAV) is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

TAX-FREE BOND FUND. Portfolio securities are valued by various methods. If quotations are not available, fixed-income securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

The procedures set forth above need not be used to determine the value
of the securities owned by    the     fund if, in the opinion of a
committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts
(ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

MONEY MARKET FUND. Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.

Securities of other open-end investment companies are valued at their respective NAVs.

At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

PERFORMANCE

A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. The share price of a bond fund, the yield of a fund, and return fluctuate in response to market conditions and other factors, and the value of a bond fund's shares when redeemed may be more or less than their original cost.

YIELD CALCULATIONS (MONEY MARKET FUND). To compute the yield for the money market fund for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. The money market fund also may calculate an effective yield by compounding
the base period return over a one-year period.    In calculating the
money market fund's yield and effective yield, the yield quoted is reduced by the effect of applicable income taxes payable on the shareholder's dividends, using the maximum rate for individual income
taxation.     In addition to the current yield, the money market fund
may quote yields in advertising based on any historical seven-day period. Yields for the money market fund are calculated on the same basis as other money market funds, as required by applicable regulation.

Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

YIELD CALCULATIONS (BOND FUND). Yields for the fund are computed by dividing the fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Yields do not reflect Spartan Pennsylvania Municipal Income's short-term trading fee. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income.

Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.

Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

   The tax-equivalent yield of a fund reflects a comparison of the fund's yield to the yield of a fully taxable investment. Tax-equivalent yields are calculated by dividing that portion of a fund's yield that is tax-exempt by the result of one minus the applicable specified combined federal and/or state income tax rate and adding the quotient to that portion, if any, of the fund's yield that is not tax-exempt.

The following tables show the effect of a shareholder's tax status on
   tax-equivalent     yield under federal    and     state income tax
laws for    2000    . The second table shows the    tax-equivalent
yields     at various income brackets of hypothetical tax-exempt
obligations yielding from    2.0% to 7.0%    . Of course, no assurance
can be given that a fund will achieve any specific tax-exempt yield.
While    each     fund invests principally in obligations whose
interest is exempt from federal and    applicable     state income
tax,    some portion of the     income received by the fund may be
taxable.

Use the first table to find your approximate effective tax bracket
taking into account federal    and     state taxes for 2000.

   2000     TAX RATES   ***


Taxable Income*

Single Return                  Joint Return                Federal Marginal Rate  Pennsylvania State Marginal
                                                                                  Rate

 26,251          -    63,550    43,851       -    105,950   28.00%                 2.80%

 63,551          -    132,600   105,951      -    161,450   31.00%                 2.80%

 132,601         -    288,350   161,451      -    288,350   36.00%                 2.08%

 288,351         -    and up    288,351      -    and up    39.60%                 2.80%



   2000     TAX RATES   ***


Taxable Income*

Single Return                  Joint Return                Federal Marginal Rate    Combined Federal and State
                                                                                    Effective Rate**

 26,251          -    63,550    43,851       -    105,950   28.00%                    30.02%

 63,551          -    132,600   105,951      -    161,450   31.00%                    32.93%

 132,601         -    288,350   161,451      -    288,350   36.00%                    37.79%

 288,351         -    and up    288,351      -    and up    39.60%                    41.29%




* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.

** Excludes the impact of    the alternative minimum tax,     the
phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a
taxpayer's marginal tax rate.    Assumes a shareholder itemizes
deductions.     An increase in a shareholder's marginal tax rate would
increase that shareholder's tax-equivalent yield.

   *** Does not take into account local taxes, if any, payable on fund distributions.

Having determined your effective tax bracket, use the    following
table to determine the tax-equivalent yield for a given    tax-exempt
obligation's     yield.


                 If your combined federal and state effective tax rate in 2000 is:



                                 30.02%       32.93%    37.79%    41.29%



If a tax-exempt  obligation's  Tax-equivalent yield would be:
yield is:



2.0%                             2.86%         2.98%     3.22%    3.41%

3.0%                             4.29%         4.47%     4.82%    5.11%

4.0%                             5.72%         5.96%     6.43%    6.81%

5.0%                             7.14%         7.46%     8.04%    8.52%

6.0%                             8.57%         8.95%     9.65%    10.22%

7.0%                             10.00%        10.44%    11.25%   11.92%



A fund may invest a portion of its assets in obligations that are
subject to    federal and/or state     income taxes. When a fund
invests in these obligations, its tax-equivalent yield    may     be
lower. In the table above, the tax-equivalent yields are calculated
assuming investments are 100%    exempt from federal and state income
taxes.

RETURN CALCULATIONS. Returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual returns,    a     fund may quote
unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted
on a before-tax or after-tax basis.    After-tax returns reflect the
return of a hypothetical account after payment of federal and/or state taxes using assumed tax rates. After-tax returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by selling shares, that shares are held through the entire period, sold on the last day of the period, or sold at a future date,
and distributions are reinvested or paid in cash.     Returns may or
may not include the effect of    a fund's small     account fee or the
   effect of a fund's     account    closeout     fee. Excluding a
fund's small account fee or account closeout fee from a return calculation produces a higher return figure. Returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration.

NET ASSET VALUE. Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.

HISTORICAL BOND FUND RESULTS. The following table shows the fund's yield, tax-equivalent yield, and returns for the fiscal periods ended December 31, 1999.

HISTORICAL MONEY MARKET FUND RESULTS. The following table shows the fund's 7-day yield, tax-equivalent yield, and returns for the fiscal
periods ended December 31, 1999   .

For Spartan Pennsylvania Municipal Income, returns do not include the effect of the fund's 0.50% short-term trading fee, applicable to shares held less than 180 days.

The tax-equivalent yields for Spartan Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income are based on a
combined effective federal    and     state income tax rate of
   37.79%.

   As of December 31, 1999, an estimated 0.87% of Spartan Pennsylvania Municipal Money Market's income was subject to state taxes. Note that Spartan Pennsylvania Municipal Money Market may invest in securities whose income is subject to the federal alternative minimum tax.

   As of December 31, 1999 none of Spartan Pennsylvania Municipal
Income's income was subject to state taxes. Note that Spartan
Pennsylvania Municipal Income may invest in securities whose income is subject to the federal alternative minimum tax.


                                                                    Average Annual Returns

                            Seven-Day Yield  Tax- Equivalent Yield  One Year                Five Years  Ten Years

Spartan PA Municipal Money   4.13%            6.65%                  2.91%                   3.24%       3.45%
Market





                            Cumulative Returns

                            One Year            Five Years  Ten Years

Spartan PA Municipal Money   2.91%               17.28%      40.35%
Market



The returns in the preceding table do not include the effect of the $5 account closeout fee for the fund.

Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's returns would have been lower.


                                                                      Average Annual Returns

                             Thirty-Day Yield  Tax- Equivalent Yield  One Year                Five Years  Ten Years

Spartan PA Municipal Income   4.97%             7.99%                  (2.16)%                 6.49%       6.83%





                             Cumulative Returns

                             One Year            Five Years  Ten Years

Spartan PA Municipal Income   (2.16)%             36.95%      93.68%



Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The following tables show the income and capital elements of each fund's cumulative return. The tables compare each fund's return to the record of the Standard & Poor's 500 Index (S&P 500)(registered trademark), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same
period   .     The S&P 500 and DJIA comparisons are provided to show
how each fund's return compared to the record of a    market
capitalization-weighted     index of common stocks and a narrower set
of stocks of major industrial companies, respectively, over the same period. Because each fund invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.

The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 10-year period ended
December 31,    1999    , assuming all distributions were reinvested.
Returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.

During the 10-year period ended December 31,    1999    , a
hypothetical $10,000 investment in Spartan Pennsylvania Municipal
Money Market would have grown to    $14,035.


SPARTAN PENNSYLVANIA                                                                                              INDEXES
MUNICIPAL MONEY MARKET

Fiscal Year
Ended           Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions

1999            $ 10,000                  $ 4,035                       $ 0                          $ 14,035     $ 53,289

1998            $ 10,000                  $ 3,637                       $ 0                          $ 13,637     $ 44,024

1997            $ 10,000                  $ 3,221                       $ 0                          $ 13,221     $ 34,240

1996            $ 10,000                  $ 2,791                       $ 0                          $ 12,791     $ 25,674

1995            $ 10,000                  $ 2,393                       $ 0                          $ 12,393     $ 20,880

1994            $ 10,000                  $ 1,967                       $ 0                          $ 11,967     $ 15,177

1993            $ 10,000                  $ 1,662                       $ 0                          $ 11,662     $ 14,980

1992            $ 10,000                  $ 1,410                       $ 0                          $ 11,410     $ 13,608

1991            $ 10,000                  $ 1,088                       $ 0                          $ 11,088     $ 12,642

1990            $ 10,000                  $ 605                         $ 0                          $ 10,605     $ 9,688





SPARTAN PENNSYLVANIA   INDEXES
MUNICIPAL MONEY MARKET

Fiscal Year Ended       DJIA      Cost of Living

1999                    $ 53,747  $ 13,347

1998                    $ 42,276  $ 12,998

1997                    $ 35,805  $ 12,791

1996                    $ 28,677  $ 12,577

1995                    $ 22,281  $ 12,173

1994                    $ 16,297  $ 11,872

1993                    $ 15,525  $ 11,562

1992                    $ 13,270  $ 11,253

1991                    $ 12,367  $ 10,936

1990                    $ 9,946   $ 10,611



Explanatory Notes: With an initial investment of $10,000 in Spartan
Pennsylvania Municipal Money Market on January 1,    1990    , the net
amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$14,035    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller,
and cash payments for the period would have amounted to    $3,395
for dividends. The money market fund did not distribute any capital gains during the period. The figures in the table do not include the effect of the fund's account closeout fee.

During the 10-year period ended December 31,    1999     a
hypothetical $10,000 investment in Spartan Pennsylvania Municipal
Income would have grown to    $19,368    .


SPARTAN PENNSYLVANIA                                                                                              INDEXES
MUNICIPAL INCOME

Fiscal Year
Ended           Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions

1999            $ 10,162                  $ 8,151                       $ 1,055                      $ 19,368     $ 53,289

1998            $ 10,939                  $ 7,843                       $ 1,013                      $ 19,795     $ 44,024

1997            $ 10,919                  $ 6,978                       $ 819                        $ 18,716     $ 34,240

1996            $ 10,596                  $ 5,935                       $ 744                        $ 17,275     $ 25,674

1995            $ 10,778                  $ 5,190                       $ 640                        $ 16,608     $ 20,880

1994            $ 9,717                   $ 3,848                       $ 577                        $ 14,142     $ 15,177

1993            $ 11,242                  $ 3,465                       $ 185                        $ 14,892     $ 14,980

1992            $ 10,697                  $ 2,461                       $ 0                          $ 13,158     $ 13,608

1991            $ 10,475                  $ 1,584                       $ 0                          $ 12,059     $ 12,642

1990            $ 9,980                   $ 740                         $ 0                          $ 10,720     $ 9,688





SPARTAN PENNSYLVANIA  INDEXES
MUNICIPAL INCOME

Fiscal Year Ended     DJIA      Cost of Living

1999                  $ 53,747  $ 13,347

1998                  $ 42,276  $ 12,998

1997                  $ 35,805  $ 12,791

1996                  $ 28,677  $ 12,577

1995                  $ 22,281  $ 12,173

1994                  $ 16,297  $ 11,872

1993                  $ 15,525  $ 11,562

1992                  $ 13,270  $ 11,253

1991                  $ 12,367  $ 10,936

1990                  $ 9,946   $ 10,611



Explanatory Notes: With an initial investment of $10,000 in Spartan
Pennsylvania Municipal Income on January 1,    1990    , the net
amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$19,537    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller,
and cash payments for the period would have amounted to    $6,061
for dividends and    $727     for capital gain distributions. The
figures in the table do not include the effect of the fund's 0.50% short-term trading fee applicable to shares held less than 180 days.

PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed
as mutual fund rankings prepared by Lipper        Inc. (Lipper), an
independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time
may also be quoted in advertising.    The     bond fund may advertise
risk ratings, including symbols or numbers, prepared by independent rating agencies.

A fund's performance may also be compared to that of each benchmark index representing the universe of securities in which the fund may invest. The return of each index reflects reinvestment of all dividends and capital gains paid by securities included in each index.
Unlike a fund's returns, however, each    index's     returns do not
reflect brokerage commissions, transaction fees, or other costs of
investing directly in the securities included in    the     index.

The municipal bond fund may compare its performance to the Lehman Brothers Municipal Bond Index, a market value-weighted index for investment-grade municipal bonds with maturities of one year or more. Issues included in the index have been issued after December 31,
1990    and have been issued as part of an offering of at least $50 million. After December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in the index. Issues included in the index prior to January 1, 2000 have an outstanding par value of at least $3 million; while issues included in the index after January 1, 2000 have an outstanding par value of at least $5 million.

Spartan Pennsylvania Municipal Income may also compare its performance to that of the Lehman Brothers Pennsylvania Municipal Bond Index, a market value-weighted index of Pennsylvania investment-grade municipal
bonds with maturities of one year or more.    Issues included in the
index have been issued after December 31, 1990 and have been issued as part of an offering of at least $50 million. After December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in the index. Issues included in the index prior to January 1, 2000 have an outstanding par value of at least $3 million; while issues included in the index after January 1, 2000 have an outstanding par value of at least $5 million.

A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

The money market fund may compare its performance or the performance of securities in which it may invest to averages published by IBC Financial Data, Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. IBC's MONEY FUND REPORT AVERAGES(trademark)/Pennsylvania Tax-Free, which is reported in IBC's
MONEY FUND REPORT(trademark), covers    13     tax-free money market
funds.

The bond fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike municipal bond mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The sales charges of many municipal bond mutual funds are lower than the purchase cost of individual municipal bonds, which are generally subject to direct brokerage costs.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.

A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

VOLATILITY. A bond fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a bond fund may also discuss or illustrate examples of interest rate sensitivity.

MOMENTUM INDICATORS indicate price movements over specific periods of time for a bond fund. Each point on the momentum indicator
represents    the     fund's percentage change in price movements over
that period.

A bond fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

As of December 31,    1999    , FMR advised over $   35     billion in
municipal fund assets, $   143     billion in taxable fixed-income
fund assets, $   149     billion in money market fund assets,
$   630     billion in equity fund assets, $   22     billion in
international fund assets, and $   41     billion in Spartan fund
assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, a fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

   A fund may     make redemption payments in whole or in part in
readily marketable securities or other property, valued for this
purpose as they are valued in computing each fund's NAV,    if FMR
determines it is in the best interests of the fund    . Shareholders
   that receive     securities or other property on redemption may
realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

DISTRIBUTIONS AND TAXES

DIVIDENDS. To the extent that each fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction.

Each fund purchases municipal securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities will be considered tax-exempt for
purposes of Spartan Pennsylvania Municipal Money Market's    policies
    of investing so that at least 80% of its income distributions is free from federal income tax. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains. Dividends resulting from a recharacterization of gain from the sale of bonds purchased at market discount after April 30, 1993 are not considered income for purposes of Spartan Pennsylvania Municipal Money Market's policy of investing so that at least 80% of its income distributions is free from federal income tax.

PENNSYLVANIA TAXES. To the extent that each fund's distributions are derived from interest on Pennsylvania state tax-free (municipal) securities (the income from which is exempt from Pennsylvania personal income taxes), its income dividends will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains (whether or not from state tax-free securities) are not exempt from the Pennsylvania personal income tax. Distributions of interest earned from non-exempt obligations are not exempt from the Pennsylvania personal income tax. The funds' dividends may or may not be exempt from current or future taxes of certain Pennsylvania municipalities. In the case of residents of the City of Philadelphia, interest on Pennsylvania state tax-free (municipal) securities, and distributions which are designated as capital gain dividends for federal income tax purposes, will be exempt from the Philadelphia school district investment income tax.

To the extent a fund's investments on the annual assessment date consist of (i) municipal obligations of the Commonwealth of Pennsylvania and its political subdivisions or municipal authorities, and (ii) obligations of the United States, including certain obligations of Puerto Rico, the Virgin Islands and Guam, and any U.S. territories or possessions whose obligations are immune from state and local taxation under federal law, collectively referred to as exempt obligations, shares purchased as an investment in either of the funds will not be taxable for purposes of the Pennsylvania county personal
property tax.    It should be noted, however, that at present,
Pennsylvania counties generally have stopped assessing personal property taxes. This is due, in part, to ongoing litigation challenging the validity of the tax.

CAPITAL    GAIN     DISTRIBUTIONS. Each fund's long-term capital gain
distributions are federally taxable to shareholders generally as capital gains. The money market fund may distribute any net realized capital gains once a year or more often, as necessary.

As of December 31, 199   9    ,    Spartan Pennsylvania Municipal
Money Market     had a capital loss carryforward aggregating
approximately $   54,000    . This loss carryforward, of which
$   17,000    , $   10,000    , and $   27,000     will expire on
December 31,    2002    ,    2003    , and    2004    , respectively,
is available to offset future capital gains.

TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees   , Member     of the Advisory Board, and executive
officers of the trusts are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments(registered trademark), P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (   69    ), Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management &
Research (Far East) Inc.; and a Director of FDC.    Abigail Johnson,
Member of the Advisory Board of Fidelity Municipal Trust and Fidelity Municipal Trust II, is Mr. Johnson's daughter.

ABIGAIL P. JOHNSON (   38    ), Member of the Advisory Board of
Fidelity Municipal Trust and Fidelity Municipal Trust II, is Vice President of certain Equity Funds (1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

   RALPH F. COX (67), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), and Bonneville Pacific (independent power and petroleum production). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

   PHYLLIS BURKE DAVIS (68), Trustee. Mrs. Davis is retired from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. sales, distribution, and manufacturing. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc., Nabisco Brands, Inc. , and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

   ROBERT M. GATES (56), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (automotive, space, defense, and information technology). Mr. Gates previously served as a Director of LucasVarity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and Public Service at Texas A & M University (1999-2000). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.

   DONALD J. KIRK (67), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). He serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).

   NED C. LAUTENBACH (55), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

*PETER S. LYNCH (   56    ), Trustee, is Vice Chairman and Director of
FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

   WILLIAM O. McCOY (66), Trustee (1997), is the Interim Chancellor for the University of North Carolina at Chapel Hill. Previously he had served from 1995 through 1998 as Vice President of Finance for the University of North Carolina (16-school system). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Duke-Weeks Realty Corporation (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Dynatech Corporation (electronics, 1999). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy served as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994-1998) and currently serves on the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).

   GERALD C. McDONOUGH (71), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and Chairman of the Board of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.

   MARVIN L. MANN (66), Trustee (1993), is Chairman Emeritus, of Lexmark International, Inc. (office machines, 1991) where he still remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Dynatech Corporation (electronics, 1999).

*ROBERT C. POZEN (   53    ), Trustee (1997) and Senior Vice
President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

   THOMAS R. WILLIAMS (71), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of National Life Insurance Company of Vermont and American Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).

DWIGHT D. CHURCHILL (   46    ), is Vice President of Bond Funds,
Group Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

BOYCE I. GREER (   43    ), is Vice President of Money Market Funds
(1997), Group Leader of the Money Market Group (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Municipal Fixed-Income Investments (1996-1997).

   FRED L. HENNING, JR. (60), is President of Fidelity Investments Fixed-Income Division (1998), and Senior Vice President of FMR and of Fidelity Investments Money Management, Inc. Mr. Henning joined Fidelity in 1977 as portfolio manager for Fidelity Daily Income Trust Fund. Since then, he has held a number of positions with FMR and its affiliates and serves as an officer of other investment companies managed or advised by FMR.

DIANE M. MCLAUGHLI   N (36),     is Vice President of Spartan
Pennsylvania Municipal Money Market Fund (1997) and other funds advised by FMR. Prior to her current responsibilities, Ms. McLaughlin served as a senior trader and managed a variety of funds.

CHRISTINE THOMPSO   N (41), is     Vice President of Spartan
Pennsylvania Municipal Income Fund (1998) and other funds advised by FMR. Prior to her current responsibilities, Ms. Thompson managed a variety of Fidelity funds.

ERIC D. ROITER (   51    ), Secretary (1998), is Vice President (1998)
and General Counsel of FMR (1998) and Vice President and Clerk of FDC
(1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

   ROBERT A. DWIGHT (41), Treasurer (2000), is Treasurer of the Fidelity funds and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

   MARIA F. DWYER (41), Deputy Treasurer (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee
(1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

MATTHEW N. KARSTETTER ( 38 ), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).

STANLEY N. GRIFFITH (   53    ), Assistant Vice President (1998), is
Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and an employee of FMR Corp.

JOHN H. COSTELLO (   53    ), Assistant Treasurer, is an employee of
FMR.

THOMAS J. SIMPSON (   41    ), Assistant Treasurer (1996), is
Assistant Treasurer of Fidelity's Fixed-Income Funds (1998) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his
or her services for the fiscal year ended December 31,    1999    .


COMPENSATION TABLE

Trustees and Member of the  Aggregate Compensation from  Aggregate Compensation from  Total Compensation from the
Advisory Board              Spartan PA Muni  MarketB     Spartan PA IncomeB           Fund Complex*,A

Edward C. Johnson 3d**      $ 0                          $ 0                          $ 0

Abigail P. Johnson**        $ 0                          $ 0                          $ 0

Ralph F. Cox                $ 57                         $ 75                         $ 217,500

Phyllis Burke Davis         $ 55                         $ 73                         $ 211,500

Robert M. Gates             $ 57                         $ 75                         $ 217,500

E. Bradley Jones***         $ 57                         $ 75                         $ 217,500

Donald J. Kirk              $ 57                         $ 75                         $ 217,500

Ned C. Lautenbach****       $ 13                         $ 17                         $ 54,000

Peter S. Lynch**            $ 0                          $ 0                          $ 0

William O. McCoy            $ 56                         $ 74                         $ 214,500

Gerald C. McDonough         $ 70                         $ 93                         $ 269,000

Marvin L. Mann              $ 57                         $ 75                         $ 217,500

Robert C. Pozen**           $ 0                          $ 0                          $ 0

Thomas R. Williams          $ 56                         $ 74                         $ 213,000



   * Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the funds and    Ms. Johnson     are
compensated by FMR.

   *** Mr. Jones served on the Board of Trustees through December 31,
1999.

   **** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board.
Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

   A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William
O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas R. Williams, $62,319.

B Compensation figures include cash   .

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

As of    December 31, 1999    , the Trustees, Member of the Advisory
Board, and officers of each fund owned, in the aggregate, less than
   1    % of each fund   's     total outstanding shares.

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR
and    Fidelity Investments Money Management, Inc.     (FIMM). The
voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing
Company, which provides marketing services to various companies within the Fidelity organization.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

MANAGEMENT-RELATED EXPENSES (SPARTAN PENNSYLVANIA MUNICIPAL INCOME). In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian,
auditor   ,     and non-interested Trustees. The fund's management
contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

MANAGEMENT-RELATED EXPENSES (SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET). Under the terms of its management contract with the fund, FMR is responsible for payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to
shareholders, legal expenses, fees of the custodian, auditor   ,
    and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services and pricing and bookkeeping services.

FMR pays all other expenses of Spartan Pennsylvania Municipal Money Market with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

MANAGEMENT FEES. For the services of FMR under the management contract, Spartan Pennsylvania Municipal Money Market pays FMR a monthly management fee at the annual rate of 0.50% of the fund's average net assets throughout the month.

The management fee paid to FMR by Spartan Pennsylvania Municipal Money Market is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

For the services of FMR under the management contract, Spartan
Pennsylvania Municipal Income pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.


GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES



Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .3700%            $ 1 billion      .3700%

 3 - 6                .3400              50              .2188

 6 - 9                .3100              100             .1869

 9 - 12               .2800              150             .1736

 12 - 15              .2500              200             .1652

 15 - 18              .2200              250             .1587

 18 - 21              .2000              300             .1536

 21 - 24              .1900              350             .1494

 24 - 30              .1800              400             .1459

 30 - 36              .1750              450             .1427

 36 - 42              .1700              500             .1399

 42 - 48              .1650              550             .1372

 48 - 66              .1600              600             .1349

 66 - 84              .1550              650             .1328

 84 - 120             .1500              700             .1309

 120 - 156            .1450              750             .1291

 156 - 192            .1400              800             .1275

 192 - 228            .1350              850             .1260

 228 - 264            .1300              900             .1246

 264 - 300            .1275              950             .1233

 300 - 336            .1250              1,000           .1220

 336 - 372            .1225              1,050           .1209

 372 - 408            .1200              1,100           .1197

 408 - 444            .1175              1,150           .1187

 444 - 480            .1150              1,200           .1177

 480 - 516            .1125              1,250           .1167

 516 - 587            .1100              1,300           .1158

 587 - 646            .1080              1,350           .1149

 646 - 711            .1060              1,400           .1141

 711 - 782            .1040

 782 - 860            .1020

 860 - 946            .1000

 946 - 1,041          .0980

 1,041 - 1,145        .0960

 1,145 - 1,260        .0940

Over 1,260            .0920



The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at    $826     billion of group net assets - the approximate
level for December    1999     - was    0.1267    %, which is the
weighted average of the respective fee rates for each level of group
net assets up to    $826     billion.

The individual fund fee rate for Spartan Pennsylvania Municipal Income is 0.25%. Based on the average group net assets of the funds advised
by FMR for December    1999    , the fund's annual management fee rate
would be calculated as follows:


                        Group Fee Rate     Individual Fund Fee Rate     Management Fee Rate

Spartan PA Muni Income  0.1267%         +  0.25%                     =  0.3767%



One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of credits reducing management fees for each fund.


Fund                          Fiscal Years Ended December 31  Amount of Credits Reducing  Management Fees Paid to FMR
                                                              Management Fees

Spartan PA Muni Money Market  1999                            $ 6,708                     $ 986,037*

                              1998                            $ 7,349                     $ 1,081,018*

                              1997                            $ 8,083                     $ 1,132,820*

Spartan PA Muni Income        1999                            $ N/A                       $ 994,734

                              1998                            $ 2,847                     $ 1,458,366(dagger)

                              1997                            $ 347                       $ 1,443,945(dagger)



* After reduction of fees and expenses paid by the fund to the non-interested Trustees.

(dagger) Prior to January 1, 1999, Spartan Pennsylvania Municipal Income paid FMR a monthly management fee at an annual rate of 0.55% of
the fund's average net assets throughout the month. FMR paid all    of
the other expenses of the fund with limited     exceptions. The
management fee paid to FMR for periods prior to January 1, 1999 was reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which, in the case of
certain funds, is subject to revision or    discontinuance    . FMR
retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's returns and yield, and repayment of the reimbursement by a fund will lower its returns and yield.

SUB-ADVISER. FMR has entered into a sub-advisory agreement with
   FIMM     pursuant to which FIMM has primary responsibility for
choosing investments for    each     fund.    Prior to January 23,
1998    , FMR Texas Inc. (FMR Texas) had primary responsibility for providing investment management services to the money market fund. On January 23, 1998, FMR Texas was merged into FIMM, which succeeded to the operations of FMR Texas.

Under the terms of the sub-advisory agreements,        FMR pays FIMM
fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

On behalf of    the money market fund    , for the fiscal year ended
December 31, 1997   ,     FMR paid FMR Texas a fee of $   570,451.
On behalf of the money market fund, for the fiscal years ended
December 31, 1999 and 1998, FMR paid FIMM fees of $   496,373     and
$   544,184    , respectively.

On behalf of Spartan Pennsylvania Municipal Income, for the fiscal
year ended December 31,    1999,     FMR paid FIMM a fee of
   $497,367    .

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of
each fund    (the Plans)     pursuant to Rule 12b-1 under the 1940 Act
(the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The
Plans, as approved by the Trustees,    allow     the funds and FMR to
incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan,        if the payment of management fees by the fund
to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Spartan Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with
   Citibank, N.A. (Citibank)    , which is located at    111 Wall
Street, New York, New York    . Under the terms of the agreements,
   Citibank     provides transfer agency, dividend disbursing, and
shareholder services for each fund.    Citibank     in turn has
entered into sub-transfer agent agreements with FSC, an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related transfer agency fees paid to
   Citibank    .

For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type and fund type. The account fees are subject to increase based on postage rate changes.

FSC also collects small account fees from certain accounts with balances of less than $2,500.

In addition, FSC collects a $5.00 exchange fee for each exchange out of Spartan Pennsylvania Municipal Money Market.

FSC also collects Spartan Pennsylvania Municipal Money Market's $5.00 wire transaction fee.

FSC also collects Spartan Pennsylvania Municipal Money Market's $5.00 account closeout fee.

FSC also collects Spartan Pennsylvania Municipal Money Market's $2.00 checkwriting fee.

In addition,    Citibank     receives the pro rata portion of the
transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each
Fidelity Freedom Fund    and Fidelity Four-in-One Index Fund, funds of
funds     managed by an FMR affiliate, according to the percentage of
the QSTP's, Freedom Fund's or    Fidelity Four-in-One Index Fund's
assets that is invested in a fund, subject to certain limitations in the case of Fidelity Four-in-One Index Fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with
   Citibank    . Under the terms of the agreements,    Citibank
provides pricing and bookkeeping services for each fund.
   Citibank     in turn has entered into sub-service agent agreements
with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to
   Citibank    .

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for    Spartan
Pennsylvania Municipal Income     are 0.0275% of the first $500
million of average net assets, 0.0175% of average net assets between
$500 million and $3 billion,    0.0021%     of average net assets
   between     $3 billion    and $25 billion, and 0.00075% of average
net assets in excess of $25 billion    . The fee, not including
reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by Spartan Pennsylvania Municipal Income to FSC for the past three fiscal years are shown in the table below.

Fund                    1999      1998   1997

Spartan PA Muni Income  $ 79,026  $ N/A  $ N/A


For Spartan Pennsylvania Municipal Money Market, FMR bears the cost of transfer agency, dividend disbursing, and shareholder services and pricing and bookkeeping services under the terms of its management contract with the fund.

DESCRIPTION OF THE TRUSTS

TRUST ORGANIZATION. Spartan Pennsylvania Municipal Income Fund is a fund of Fidelity Municipal Trust, an open-end management investment
company    organized as a Massachusetts business trust on June 22,
1984. On February 20, 1996, Spartan Pennsylvania Municipal Income Fund changed its name from Spartan Pennsylvania Municipal High Yield Portfolio to Spartan Pennsylvania Municipal Income Fund.
C    urrently, there are four funds in Fidelity Municipal Trust:
Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Ohio Municipal Income Fund and Spartan Pennsylvania Municipal Income Fund. Spartan Pennsylvania Municipal Money Market Fund is a fund of Fidelity Municipal Trust II, an open-end management investment company organized as a Delaware
business trust on June 20, 1991   . On February 20, 1996, Spartan
Pennsylvania Municipal Money Market Fund changed its name from Spartan Pennsylvania Municipal Money Market Portfolio to Spartan Pennsylvania
Municipal Money Market Fund. Cu    rrently, there are three funds in
Fidelity Municipal Trust II: Fidelity Michigan Municipal Money Market Fund, Fidelity Ohio Municipal Money Market Fund and Spartan Pennsylvania Municipal Money Market Fund. The Trustees are permitted to create additional funds in the trusts.

The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds.

The assets of the Massachusetts trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the Massachusetts trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the Massachusetts trust shall be allocated between or among any one or more of its funds.

The assets of the Delaware trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the Delaware trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the Delaware trust shall be allocated between or among any one or more of its funds.

SHAREHOLDER LIABILITY - MASSACHUSETTS TRUST. The Massachusetts trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the Massachusetts trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Massachusetts trust or its Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the Massachusetts trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

SHAREHOLDER LIABILITY - DELAWARE TRUST. The Delaware trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Delaware trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

VOTING RIGHTS - MASSACHUSETTS TRUST. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading
"Shareholder Liability" above.

The trust or any of its funds may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund with another entity or the sale of substantially all of the assets of the trust or a fund to another entity requires approval by a vote of shareholders of the trust or the fund. The Trustees may, however, reorganize or terminate the trust or any of its funds without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

VOTING RIGHTS - DELAWARE TRUST. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading
"Shareholder Liability" above.

The trust or any of its funds may be terminated upon the sale of its assets to another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by a vote of shareholders. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

Under the Trust Instrument, the Trustees may, without shareholder vote, in order to change the form of organization of the trust cause the trust to merge or consolidate with one or more trusts, partnerships, associations, limited liability companies or corporations, as long as the surviving entity is an open-end management investment company, or is a fund thereof, that will succeed to or assume the trust's registration statement, or cause the trust to incorporate under Delaware law.

CUSTODIAN.    Citibank, N.A., 111 Wall Street, New York, New York    ,
is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

FMR, its officers and directors, its affiliated companies, and members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

AUDITOR.    PricewaterhouseCoopers LLP, 160 Federal Street, Boston,
Massachusetts    , serves as independent accountant for each fund. The
auditor examines financial statements for the funds and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the
fiscal year ended December 31,    1999, and report of the auditor, are
included in the fund's annual report     and are incorporated herein
by reference.

APPENDIX

Spartan, Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Focus, Fidelity Investments, and Magellan are registered trademarks of FMR.

THE THIRD PARTY MARKS APPEARING ABOVE ARE THE MARKS OF THEIR
RESPECTIVE OWNERS.


Like securities of all mutual
funds, these securities have
not been approved or
disapproved by the
Securities and Exchange
Commission, and the
Securities and Exchange
Commission has not
determined if this
prospectus is accurate or
complete. Any
representation to the
contrary is a criminal
offense.

FIDELITY'S
OHIO MUNICIPAL
FUNDS

FIDELITY
OHIO MUNICIPAL
    MONEY MARKET FUND
(fund number 419, trading symbol FOMXX)

SPARTAN   (REGISTERED TRADEMARK)
OHIO MUNICIPAL
INCOME FUND
(fund number 088, trading symbol FOHFX)

PROSPECTUS
FEBRUARY 28,    2000

(FIDELITY_LOGO_GRAPHIC)(registered trademark)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS


FUND SUMMARY             2   INVESTMENT SUMMARY

                         3   PERFORMANCE

                         4   FEE TABLE

FUND BASICS              6   INVESTMENT DETAILS

                         7   VALUING SHARES

SHAREHOLDER INFORMATION  8   BUYING AND SELLING SHARES

                         15  EXCHANGING SHARES

                         15  ACCOUNT FEATURES AND POLICIES

                         18  DIVIDENDS AND CAPITAL GAIN
                             DISTRIBUTIONS

                         18  TAX CONSEQUENCES

FUND SERVICES            19  FUND MANAGEMENT

                         19  FUND DISTRIBUTION

APPENDIX                 19  FINANCIAL HIGHLIGHTS

FUND SUMMARY


INVESTMENT SUMMARY

INVESTMENT OBJECTIVE

OHIO MUNICIPAL MONEY MARKET FUND seeks as high a level of current income, exempt from federal income tax and from Ohio personal income tax, as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Normally investing in municipal money market securities, including shares of a municipal money market fund managed by an affiliate of FMR.

(small solid bullet) Normally investing so that at least 80% of the fund's income distributions is exempt from federal and Ohio income taxes.

(small solid bullet) Potentially investing more than 25% of assets in municipal securities that finance similar types of projects.

(small solid bullet) Investing in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a money market security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.

(small solid bullet) GEOGRAPHIC CONCENTRATION. Unfavorable political or economic conditions within Ohio can affect the credit quality of issuers located in that state.

(small solid bullet) ISSUER-SPECIFIC CHANGES. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

INVESTMENT OBJECTIVE

SPARTAN OHIO MUNICIPAL INCOME FUND seeks a high level of current income exempt from federal income tax and Ohio personal income tax. The fund also seeks income exempt from certain business or corporate taxes.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Normally investing in investment-grade municipal debt securities (those of medium and high quality).

(small solid bullet) Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal and Ohio personal income taxes.

(small solid bullet) Potentially investing more than 25% of assets in municipal securities that finance similar types of projects.

(small solid bullet) Managing the fund to have similar overall interest rate risk to the Lehman Brothers Ohio 4 Plus Year Enhanced Municipal Bond Index.

(small solid bullet) Allocating assets across different market sectors and maturities.

(small solid bullet) Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) GEOGRAPHIC CONCENTRATION. Unfavorable political or economic conditions within Ohio can affect the credit quality of issuers located in that state.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

PERFORMANCE

The following information illustrates the changes in each fund's performance from year to year and compares the bond fund's performance to the performance of a market index and an average of the performance
of similar funds over various periods of time.    Spartan Ohio
Municipal Income also compares its performance to the performance of
an additional index     over various periods of time. Data for the
additional index for Spartan Ohio Municipal Income is available only from June 30, 1993 to the present. Returns are based on past results and are not an indication of future performance.

YEAR-BY-YEAR RETURNS

OH MUNICIPAL MONEY MARKET

Calendar Years             1990   1991   1992   1993   1994   1995   1996   1997   1998   1999

                           5.90%  4.50%  2.81%  2.09%  2.50%  3.48%  3.08%  3.29%  3.09%  2.86%



Percentage (%)
Row: 1, Col: 1, Value: 5.9
Row: 2, Col: 1, Value: 4.5
Row: 3, Col: 1, Value: 2.81
Row: 4, Col: 1, Value: 2.09
Row: 5, Col: 1, Value: 2.5
Row: 6, Col: 1, Value: 3.48
Row: 7, Col: 1, Value: 3.08
Row: 8, Col: 1, Value: 3.29
Row: 9, Col: 1, Value: 3.09
Row: 10, Col: 1, Value: 2.86

DURING THE PERIODS SHOWN IN THE CHART FOR OHIO MUNICIPAL MONEY MARKET,
THE HIGHEST RETURN FOR A QUARTER WAS    1.46    % (QUARTER ENDED
   DECEMBER 31    , 19   90    ) AND THE LOWEST RETURN FOR A QUARTER
WAS    0.49    % (QUARTER ENDED    MARCH 31    , 19   94    ).

SPARTAN OH MUNICIPAL INCOME

Calendar Years               1990   1991    1992   1993    1994    1995    1996   1997   1998   1999

                             7.50%  11.45%  8.66%  12.56%  -5.55%  16.39%  4.23%  8.74%  5.79%  -2.83%



Percentage (%)
Row: 1, Col: 1, Value: 7.5
Row: 2, Col: 1, Value: 11.45
Row: 3, Col: 1, Value: 8.66
Row: 4, Col: 1, Value: 12.56
Row: 5, Col: 1, Value: -5.55
Row: 6, Col: 1, Value: 16.39
Row: 7, Col: 1, Value: 4.23
Row: 8, Col: 1, Value: 8.739999999999998
Row: 9, Col: 1, Value: 5.79
Row: 10, Col: 1, Value: -2.83

DURING THE PERIODS SHOWN IN THE CHART FOR SPARTAN OHIO MUNICIPAL
INCOME, THE HIGHEST RETURN FOR A QUARTER WAS    6.95    % (QUARTER
ENDED    MARCH 31    , 19   95    ) AND THE LOWEST RETURN FOR A
QUARTER WAS    -5.64    % (QUARTER ENDED    MARCH 31    ,
19   94    ).

AVERAGE ANNUAL RETURNS

For the periods ended          Past 1 year  Past 5 years  Past 10 years
December 31, 1999

Ohio Municipal Money Market     2.86%        3.16%         3.35%

Spartan Ohio Municipal Income   -2.83%       6.28%         6.50%

Lehman Bros. Municipal Bond     -2.06%       6.91%         6.89%
Index

Lehman Bros. OH 4 Plus Year     -2.45%       6.76%        n/a
Enhanced Municipal Bond Index

Lipper OH Municipal Debt        -4.02%       5.75%         6.18%
Funds Average

If FMR had not reimbursed certain fund expenses during these periods, each fund's returns would have been lower.

The Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.

The Lehman Brothers Ohio 4 Plus Year Enhanced Municipal Bond Index is a market value-weighted index of Ohio investment-grade municipal bonds with maturities of four years or more.

The Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

FEE TABLE

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for each fund do not reflect the effect of any reduction of certain expenses during the period.

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)

Sales charge (load) on        None
purchases and reinvested
distributions

Deferred sales charge (load)  None
on redemptions

Annual account maintenance    $12.00
fee (for accounts under
$2,500)

ANNUAL FUND OPERATING EXPENSES (PAID FROM FUND ASSETS)

OH MUNICIPAL MONEY MARKET    Management fee               0.38%

                             Distribution and Service     None
                             (12b-1) fee

                             Other expenses               0.19%

                             Total annual fund operating  0.57%
                             expenses

SPARTAN OH MUNICIPAL INCOME  Management fee               0.38%

                             Distribution and Service     None
                             (12b-1) fee

                             Other expenses               0.14%

                             Total annual fund operating  0.52%
                             expensesA

A EFFECTIVE APRIL 1, 1997, FMR HAS VOLUNTARILY AGREED TO REIMBURSE THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES), AS A
PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 0.55%. THIS ARRANGEMENT CAN BE DISCONTINUED BY FMR AT ANY TIME.

   T    hrough arrangements with each fund's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses would have been
   0.56    % for Ohio Municipal Money Market and    0.51    % for
Spartan Ohio Municipal Income.

This EXAMPLE helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account at the end of each time period indicated:

OH MUNICIPAL MONEY MARKET    1 year    $ 58

                             3 years   $ 183

                             5 years   $ 318

                             10 years  $ 714

SPARTAN OH MUNICIPAL INCOME  1 year    $ 53

                             3 years   $ 167

                             5 years   $ 291

                             10 years  $ 653

FUND BASICS


INVESTMENT DETAILS

INVESTMENT OBJECTIVE

OHIO MUNICIPAL MONEY MARKET FUND seeks as high a level of current income, exempt from federal income tax and from Ohio personal income tax, as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets in municipal money market securities, including shares of a municipal money market fund managed by an affiliate of FMR.

FMR normally invests the fund's assets so that at least 80% of the fund's income distributions is exempt from federal and Ohio income taxes. Municipal securities whose interest is exempt from federal and Ohio income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to Ohio income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

INVESTMENT OBJECTIVE

SPARTAN OHIO MUNICIPAL INCOME FUND seeks a high level of current income exempt from federal income tax and Ohio personal income tax. The fund also seeks income exempt from certain business or corporate taxes.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets in investment-grade municipal
debt securities    (those of medium and high quality).

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and Ohio personal income taxes. Municipal securities whose interest is exempt from federal and Ohio income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to Ohio personal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities.

FMR uses the Lehman Brothers Ohio 4 Plus Year Enhanced Municipal Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of December 31, 1999, the dollar-weighted average maturity of the fund and the index was approximately
   13.3     and 14.6 years, respectively.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds.

MONEY MARKET SECURITIES are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Municipal money market securities include variable rate demand notes, commercial paper, municipal notes, and shares of municipal money market funds.

MUNICIPAL SECURITIES are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

PRINCIPAL INVESTMENT RISKS

Many factors affect each fund's performance. Because FMR concentrates each fund's investments in Ohio, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The money market fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease. While the fund will be charged premiums by a mutual insurance company for coverage of specified types of losses related to default or bankruptcy on certain securities, the fund may incur losses regardless of the insurance.

The bond fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer.
Because    FMR may invest a significant percentage of the fund's
assets in a single issuer, the fund's performance could be closely tied to the market value of that one issuer and could be more volatile
than the performance of more diversified funds.     When you sell your
shares of a fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect a fund's performance:

MUNICIPAL MARKET VOLATILITY. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

INTEREST RATE CHANGES. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

FOREIGN EXPOSURE. Entities located in foreign countries that provide credit support or a maturity-shortening structure can involve increased risks. Extensive public information about the provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

GEOGRAPHIC CONCENTRATION. Ohio's economy, like that of other industrially developed states, tends to be more cyclical and vulnerable to economic downturns than the economies of some other states and the United States as a whole.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance, and a fund could distribute income subject to federal or Ohio income tax.

FUNDAMENTAL INVESTMENT POLICIES

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

OHIO MUNICIPAL MONEY MARKET FUND seeks as high a level of current income, exempt from federal income tax and from Ohio personal income tax, as is consistent with the preservation of capital. The fund will normally invest so that at least 80% of its income distributions are exempt from federal and state income tax.

SPARTAN OHIO MUNICIPAL INCOME FUND seeks a high level of current income exempt from federal income tax and Ohio personal income tax by investing primarily in investment-grade municipal bonds. The fund also seeks income exempt from certain business or corporate taxes.

VALUING SHARES

Each fund is open for business each day the New York Stock Exchange
(NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

The money market fund's assets are valued on the basis of amortized cost.

The bond fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES

GENERAL INFORMATION

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage
Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product and service information, please use the following web site and phone numbers:

(small solid bullet) For information over the Internet, visit
Fidelity's web site at www.fidelity.com.

(small solid bullet) For accessing account information automatically by phone, use Fidelity Automated Service Telephone (FASTSM),
1-800-544-5555.

(small solid bullet) For exchanges, redemptions, and account assistance, 1-800-544-6666.

(small solid bullet) For mutual fund and brokerage information, 1-800-544-6666.

(small solid bullet) For retirement information, 1-800-544-4774.

(small solid bullet) TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

You may buy or sell shares of the funds through an investment professional. If you invest through an investment professional, the procedures for buying, selling, and exchanging shares of a fund and the account features and policies may differ. Additional fees may also apply to your investment in a fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

The different ways to set up (register) your account with Fidelity are listed in the following table.

WAYS TO SET UP YOUR ACCOUNT

INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS

GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

TRUST
FOR MONEY BEING INVESTED BY A TRUST

BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS

BUYING SHARES

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.

(small solid bullet) Fidelity does not accept cash.

(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.

(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.

(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

MINIMUMS

TO OPEN AN ACCOUNT

For OH Muni Money Market          $5,000

For Spartan OH Muni Income        $10,000

TO ADD TO AN ACCOUNT

For OH Muni Money Market          $500

Through regular investment plans  $100

For Spartan OH Muni Income        $1,000

Through regular investment plans  $500

MINIMUM BALANCE

For OH Muni Money Market          $2,000

For Spartan OH Muni Income        $5,000

There is no minimum account balance or initial or subsequent purchase minimum for investments through Fidelity Portfolio Advisory ServicesSM or a qualified state tuition program.

In addition, each fund may waive or lower purchase minimums in other circumstances.

KEY INFORMATION

PHONE 1-800-544-6666         TO OPEN AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Call the phone number at left.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Call the phone number at left.
                             (small solid bullet) Use
                             Fidelity Money
                             Line(registered trademark)
                             to transfer from your bank
                             account.

INTERNET WWW.FIDELITY.COM    TO OPEN AN ACCOUNT
                             (small solid bullet) Complete
                             and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund. Mail to the address
                             under "Mail" below.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             (small solid bullet) Use
                             Fidelity Money Line to
                             transfer from your bank
                             account.

MAIL FIDELITY INVESTMENTS    TO OPEN AN ACCOUNT
P.O. BOX 770001 CINCINNATI,  (small solid bullet) Complete
OH 45277-0002                and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund. Mail to the address at
                             left.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Make
                             your check payable to the
                             complete name of the fund.
                             Indicate your fund account
                             number on your check and
                             mail to the address at left.
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Send a letter of instruction
                             to the address at left,
                             including your name, the
                             funds' names, the fund
                             account numbers, and the
                             dollar amount or number of
                             shares to be exchanged.

IN PERSON                    TO OPEN AN ACCOUNT
                             (small solid bullet) Bring
                             your application and check
                             to a Fidelity Investor
                             Center. Call 1-800-544-9797
                             for the center nearest you.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Bring
                             your check to a Fidelity
                             Investor Center. Call
                             1-800-544-9797 for the
                             center nearest you.

WIRE                         TO OPEN AN ACCOUNT
                             (small solid bullet) Call
                             1-800-544-6666 to set up
                             your account and to arrange
                             a wire transaction.
                             (small solid bullet) Wire
                             within 24 hours to: Bankers
                             Trust Company, Bank Routing
                             # 021001033, Account #
                             00163053.
                             (small solid bullet) Specify
                             the complete name of the
                             fund and include your new
                             fund account number and your
                             name.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00163053.
                             (small solid bullet) Specify
                             the complete name of the
                             fund and include your fund
                             account number and your name.

AUTOMATICALLY                TO OPEN AN ACCOUNT
                             (small solid bullet) Not
                             available.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Use
                             Fidelity Automatic Account
                             Builder(registered
                             trademark) or Direct Deposit.
                             (small solid bullet) Use
                             Fidelity Automatic Exchange
                             Service to exchange from a
                             Fidelity money market fund.

SELLING SHARES

The price to sell one share of each fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

(small solid bullet) You wish to sell more than $100,000 worth of shares;

(small solid bullet) Your account registration has changed within the
last    15 or 30 days, depending on your account;

(small solid bullet) The check is being mailed to a different address than the one on your account (record address);

(small solid bullet) The check is being made payable to someone other than the account owner; or

(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

(small solid bullet) If you are selling some but not all of your Ohio Municipal Money Market shares, leave at least $2,000 worth of shares in the account to keep it open, except accounts not subject to account minimums. If you are selling some but not all of your Spartan Ohio Municipal Income shares, leave at least $5,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.

(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.

(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.

(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

(small solid bullet) Redemption proceeds may be paid in securities or
other    property     rather than in cash if    FMR     determines it
is in the best interests of a fund.

(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.

(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.

(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.

KEY INFORMATION

PHONE 1-800-544-6666        (small solid bullet) Call the
                            phone number at left to
                            initiate a wire transaction
                            or to request a check for
                            your redemption.

                            (small solid bullet) Use
                            Fidelity Money Line to
                            transfer to your bank account.

                            (small solid bullet) Exchange
                            to another Fidelity fund.
                            Call the phone number at left.

INTERNET WWW.FIDELITY.COM   (small solid bullet) Exchange
                            to another Fidelity fund.

                            (small solid bullet) Use
                            Fidelity Money Line to
                            transfer to your bank account.

MAIL FIDELITY INVESTMENTS   INDIVIDUAL, JOINT TENANT,
P.O. BOX 660602 DALLAS, TX  SOLE PROPRIETORSHIP, UGMA,
75266-0602                  UTMA
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            your name, the fund's name,
                            your fund account number,
                            and the dollar amount or
                            number of shares to be sold.
                            The letter of instruction
                            must be signed by all
                            persons required to sign for
                            transactions, exactly as
                            their names appear on the
                            account.

                            TRUST
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            the trust's name, the fund's
                            name, the trust's fund
                            account number, and the
                            dollar amount or number of
                            shares to be sold. The
                            trustee must sign the letter
                            of instruction indicating
                            capacity as trustee. If the
                            trustee's name is not in the
                            account registration,
                            provide a copy of the trust
                            document certified within
                            the last 60 days.

                            BUSINESS OR ORGANIZATION
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            the firm's name, the fund's
                            name, the firm's fund
                            account number, and the
                            dollar amount or number of
                            shares to be sold. At least
                            one person authorized by
                            corporate resolution to act
                            on the account must sign the
                            letter of instruction.

                            (small solid bullet) Include
                            a corporate resolution with
                            corporate seal or a
                            signature guarantee.

                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR, GUARDIAN
                            (small solid bullet) Call
                            1-800-544-6666 for
                            instructions.

IN PERSON                   INDIVIDUAL, JOINT TENANT,
                            SOLE PROPRIETORSHIP, UGMA,
                            UTMA
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. The
                            letter of instruction must
                            be signed by all persons
                            required to sign for
                            transactions, exactly as
                            their names appear on the
                            account.

                            TRUST
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. The
                            trustee must sign the letter
                            of instruction indicating
                            capacity as trustee. If the
                            trustee's name is not in the
                            account registration,
                            provide a copy of the trust
                            document certified within
                            the last 60 days.

                            BUSINESS OR ORGANIZATION
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. At least
                            one person authorized by
                            corporate resolution to act
                            on the account must sign the
                            letter of instruction.

                            (small solid bullet) Include
                            a corporate resolution with
                            corporate seal or a
                            signature guarantee.

                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR, GUARDIAN
                            (small solid bullet) Visit a
                            Fidelity Investor Center for
                            instructions. Call
                            1-800-544-9797 for the
                            center nearest you.

AUTOMATICALLY               (small solid bullet) Use
                            Fidelity Automatic Exchange
                            Service to exchange from the
                            money market fund to another
                            Fidelity fund.

                            (small solid bullet) Use
                            Personal Withdrawal Service
                            to set up periodic
                            redemptions from your bond
                            fund account.

CHECK                       (small solid bullet) Write a
                            check to sell shares from
                            your account.

EXCHANGING SHARES

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

(small solid bullet) The fund you are exchanging into must be available for sale in your state.

(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.

(small solid bullet) Before exchanging into a fund, read its prospectus.

(small solid bullet) Exchanges may have tax consequences for you.

(small solid bullet) Currently, there is no limit on the number of exchanges out of Ohio Municipal Money Market.

(small solid bullet) Spartan Ohio Municipal Income may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year.
   Accounts under common ownership or control will be counted together for purposes of the four exchange limit.

(small solid bullet) Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions, and may impose
trading fees of up to        3.00% of the amount exchanged. Check each
fund's prospectus for details.

ACCOUNT FEATURES AND POLICIES

FEATURES

The following features are available to buy and sell shares of the funds.

AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

FIDELITY AUTOMATIC ACCOUNT
BUILDER(registered
trademark) TO MOVE MONEY
FROM YOUR BANK ACCOUNT TO A
FIDELITY FUND.

MINIMUM                          FREQUENCY               PROCEDURES
$100 for OH Muni Money Market    Monthly or quarterly    (small solid bullet) To set
$500 for Spartan OH Muni Income                          up for a new account,
                                                         complete the appropriate
                                                         section on the fund
                                                         application.

                                                         (small solid bullet) To set
                                                         up for existing accounts,
                                                         call 1-800-544-6666 or visit
                                                         Fidelity's web site for an
                                                         application.

                                                         (small solid bullet) To make
                                                         changes, call 1-800-544-6666
                                                         at least three business days
                                                         prior to your next scheduled
                                                         investment date.

DIRECT DEPOSIT TO SEND ALL OR
A PORTION OF YOUR PAYCHECK
OR GOVERNMENT CHECK TO A
FIDELITY FUND.A

MINIMUM                          FREQUENCY               PROCEDURES
$100 for OH Muni Money Market    Every pay period        (small solid bullet) To set
$500 for Spartan OH Muni Income                          up for a new account, check
                                                         the appropriate box on the
                                                         fund application.

                                                         (small solid bullet) To set
                                                         up for an existing account,
                                                         call 1-800-544-6666 or visit
                                                         Fidelity's web site for an
                                                         authorization form.

                                                         (small solid bullet) To make
                                                         changes you will need a new
                                                         authorization form. Call
                                                         1-800-544-6666 or visit
                                                         Fidelity's web site to
                                                         obtain one.

A BECAUSE BOND FUND SHARE
PRICES FLUCTUATE, THAT FUND
MAY NOT BE AN APPROPRIATE
CHOICE FOR DIRECT DEPOSIT OF
YOUR ENTIRE CHECK.

FIDELITY AUTOMATIC EXCHANGE
SERVICE TO MOVE MONEY FROM A
FIDELITY MONEY MARKET FUND
TO ANOTHER FIDELITY FUND.

MINIMUM                          FREQUENCY               PROCEDURES
$100 for OH Muni Money Market    Monthly, bimonthly,     (small solid bullet) To set
$500 for Spartan OH Muni Income  quarterly, or annually  up, call 1-800-544-6666 after both accounts are
                                                         opened.

                                                         (small solid bullet) To make
                                                         changes, call 1-800-544-6666
                                                         at least three business days
                                                         prior to your next scheduled
                                                         exchange date.


PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC
REDEMPTIONS FROM YOUR BOND
FUND ACCOUNT TO YOU OR TO
YOUR BANK ACCOUNT.

FREQUENCY  PROCEDURES
Monthly    (small solid bullet) To set
           up, call 1-800-544-6666.

           (small solid bullet) To make
           changes, call Fidelity at
           1-800-544-6666 at least
           three business days prior to
           your next scheduled
           withdrawal date.

OTHER FEATURES. The following other features are also available to buy and sell shares of the funds.

WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM.

(small solid bullet) You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-6666 to add the feature after your account is opened. Call 1-800-544-6666 before your first use to verify that this feature is set up on your account.

(small solid bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

FIDELITY MONEY LINE
TO TRANSFER MONEY BETWEEN YOUR BANK ACCOUNT AND YOUR FUND ACCOUNT.

(small solid bullet) You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-6666 or visit Fidelity's web site before your first use to verify that this feature is set up on your account.

(small solid bullet) Most transfers are complete within three business days of your call.

(small solid bullet) Minimum purchase: $100 for OH Muni Money Market and $500 for Spartan OH Muni Income

(small solid bullet) Maximum purchase: $100,000

FIDELITY ON-LINE XPRESS+(registered trademark)
TO MANAGE YOUR INVESTMENTS THROUGH YOUR PC.

CALL 1-800-544-0240 OR VISIT FIDELITY'S WEB SITE FOR MORE INFORMATION.

(small solid bullet) For account balances and holdings;

(small solid bullet) To review recent account history;

(small solid bullet) For mutual fund and brokerage trading; and

(small solid bullet) For access to research and analysis tools.

FIDELITY ONLINE TRADING
TO ACCESS AND MANAGE YOUR ACCOUNT OVER THE INTERNET AT FIDELITY'S WEB
SITE.

(small solid bullet) For account balances and holdings;

(small solid bullet) To review recent account history;

(small solid bullet) To obtain quotes;

(small solid bullet) For mutual fund and brokerage trading; and

(small solid bullet) To access third-party research on companies, stocks, mutual funds and the market.

FAST
TO ACCESS AND MANAGE YOUR ACCOUNT AUTOMATICALLY BY PHONE USING TOUCH TONE OR SPEECH RECOGNITION.

CALL 1-800-544-5555.

(small solid bullet) For account balances and holdings;

(small solid bullet) For mutual fund and brokerage trading;

(small solid bullet) To obtain quotes;

(small solid bullet) To review orders and mutual fund activity; and

(small solid bullet) To change your personal identification number
(PIN).

CHECKWRITING
TO REDEEM SHARES FROM YOUR ACCOUNT.

(small solid bullet) To set up, complete the appropriate section on the application.

(small solid bullet) All account owners must sign a signature card to receive a checkbook.

(small solid bullet) You may write an unlimited number of checks.

(small solid bullet) Minimum check amount: $500 for OH Muni Money
Market and $1,000 for Spartan OH Muni Income.

(small solid bullet) Do not try to close out your account by check.

(small solid bullet) To obtain more checks, call Fidelity at 1-800-544-6666.

POLICIES

The following policies apply to you as a shareholder.

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).

(small solid bullet) Monthly or quarterly account statements
(detailing account balances and all transactions completed during the prior month or quarter).

(small solid bullet) Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

Fidelity may deduct an ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

If your ACCOUNT BALANCE falls below $2,000 for Ohio Municipal Money Market or $5,000 for Spartan Ohio Municipal Income (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed.

Fidelity may charge a FEE FOR CERTAIN SERVICES, such as providing historical account documents.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

The bond fund normally declares dividends daily and pays them monthly. The bond fund normally pays capital gain distributions in February and December.

Distributions you receive from the money market fund consist primarily of dividends. The money market fund normally declares dividends daily and pays them monthly.

EARNING DIVIDENDS

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:

1. REINVESTMENT OPTION. Your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. (bond fund only) Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. CASH OPTION. Your dividends and capital gain distributions, if any, will be paid in cash.

4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions, if any, will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

TAX CONSEQUENCES

As with any investment, your investment in a fund could have tax consequences for you.

TAXES ON DISTRIBUTIONS.    Ohio Municipal Money Market seeks to earn
income and pay dividends exempt from federal income tax and Ohio personal income tax.

   Spartan Ohio Municipal Income     seeks to earn income and pay
dividends exempt from federal income tax, Ohio personal income tax   ,
    and certain business or corporate taxes in Ohio.

A portion of the dividends you receive may be subject to federal, state, or local income tax or may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to a fund's sale of municipal bonds.

For federal tax purposes, each fund's distributions of short-term capital gains and gains on the sale of bonds characterized as market discount are taxable to you as ordinary income, while each fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

For Ohio personal income tax purposes, distributions derived from interest on municipal securities of Ohio issuers and from interest on qualifying securities issued by U.S. territories and possessions are
g   enerally exempt from tax. Distributions that are federally taxable as capital gains are generally exempt from Ohio personal income tax to
the extent     derived from municipal securities of Ohio issuers.
A   ll other distributions may be taxable for Ohio personal income tax purposes.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for federal income tax or Ohio personal income tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

TAXES ON TRANSACTIONS. Your bond fund redemptions, including exchanges, may result in a capital gain or loss for federal and Ohio personal income tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

FUND SERVICES


FUND MANAGEMENT

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager.

As of    March 25, 1999    , FMR had approximately    $521.7
billion in discretionary assets under management.

As the manager, FMR is responsible for choosing each fund's investments and handling its business affairs.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as sub-adviser for each fund. FIMM is primarily responsible for choosing investments for each fund.

FIMM is an affiliate of FMR. As of    March 29, 1999    , FIMM had
approximately    $159.8     billion in discretionary assets under
management.

George Fischer is vice president and manager of Spartan Ohio Municipal Income, which he has managed since April 1997. He also manages several other Fidelity funds. Since joining Fidelity in 1989, Mr. Fischer has worked as an analyst and manager.

   From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For December 1999, the group fee rate was    0.1267% for Ohio
Municipal Money Market and Spartan Ohio Municipal Income    . The
individual fund fee rate is 0.25%    for Ohio Municipal Money Market
and Spartan Ohio Municipal Income    .

The total management fee for the fiscal year ended December 31, 1999,
was    0.38    % of the fund's average net assets for Ohio Municipal
Money Market and    0.38    % of the fund's average net assets for
Spartan Ohio Municipal Income.

FMR pays FIMM for providing sub-advisory services.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a fund's expenses and boost its performance.

FUND DISTRIBUTION

Fidelity Distributors Corporation (FDC) distributes each fund's shares.

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

APPENDIX


FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The
total returns    in the table represent the rate that an investor
would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each fund's financial highlights and financial statements, are included in each fund's annual report. A free copy of the annual report is available upon request.

   OHIO MUNICIPAL MONEY MARKET FUND


Years ended December 31,         1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
period

Income from Investment
Operations

 Net interest income              .028       .030       .032       .030       .034

Less Distributions

 From net interest income         (.028)     (.030)     (.032)     (.030)     (.034)

Net asset value, end of period   $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000

TOTAL RETURN A                    2.86%      3.09%      3.29%      3.08%      3.48%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 489,971  $ 400,737  $ 364,472  $ 327,593  $ 296,220
(000 omitted)

Ratio of expenses to average      .57%       .58%       .59%       .60%       .61%
net assets

Ratio of expenses to average      .56% B     .57% B     .59%       .59% B     .61%
net assets after expense
reductions

Ratio of net interest income      2.83%      3.05%      3.24%      3.03%      3.42%
to average  net assets



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

   SPARTAN OHIO MUNICIPAL INCOME FUND


Years ended December 31,         1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.740   $ 11.720   $ 11.430   $ 11.590   $ 10.520
period

Income from Investment
Operations

 Net interest income              .536       .538       .554       .560       .618

 Net realized and unrealized      (.857)     .125       .413       (.090)     1.070
gain (loss)

 Total from investment            (.321)     .663       .967       .470       1.688
operations

Less Distributions

 From net interest income         (.536)     (.538)     (.554)     (.560)     (.618)

 From net realized gain           (.011)     (.105)     (.105)     (.070)     -

 In excess of net realized        (.012)     -          (.018)     -          -
gain

 Total distributions              (.559)     (.643)     (.677)     (.630)     (.618)

Net asset value, end of period   $ 10.860   $ 11.740   $ 11.720   $ 11.430   $ 11.590

TOTAL RETURN A                    (2.83)%    5.79%      8.74%      4.23%      16.39%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 352,973  $ 396,166  $ 388,907  $ 381,626  $ 404,443
(000 omitted)

Ratio of expenses to average      .52%       .55% B     .56% B     .59%       .58%
net assets

Ratio of expenses to average      .51% C     .55%       .56%       .59%       .58%
net assets after expense
reductions

Ratio of net interest income      4.71%      4.58%      4.83%      4.93%      5.52%
to average net assets

Portfolio turnover rate           14%        19%        15%        43%        48%



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.




You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at
1-800-544-8544. In addition, you may visit Fidelity's web site at
www.fidelity.com    for a free copy of a prospectus or an annual or
semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available on the SEC's web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBERS, 811-2720 AND
811-6454   .

Spartan, Fidelity Investments & (Pyramid) Design, Fidelity
Investments, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Xpress+, and Directed Dividends are registered trademarks of FMR Corp.

   FAST and Fidelity Portfolio Advisory Services are registered service marks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

   1.539993.102                                    OFS/OFR-pro-0200

FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
A FUND OF FIDELITY MUNICIPAL TRUST II
SPARTAN(registered trademark) OHIO MUNICIPAL INCOME FUND
A FUND OF FIDELITY MUNICIPAL TRUST
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY    28, 2000

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus, dated February 28, 2000, or an annual report, please call Fidelity(registered trademark)
at 1-800-544-8544 or visit F   idelity's web si    te at
www.fidelity.com.

TABLE OF CONTENTS               PAGE

Investment Policies and         21
Limitations

Special Considerations          26
Regarding Ohio

Special Considerations          27
Regarding Puerto Rico

Portfolio Transactions          30

Valuation                       31

Performance                     31

Additional Purchase, Exchange   41
and Redemption Information

Distributions and Taxes         42

Trustees and Officers           42

Control of Investment Advisers  44

Management Contracts            45

Distribution Services           49

Transfer and Service Agent      49
Agreements

Description of the Trusts       50

Financial Statements            51

Appendix                        51


                                        OFS/OFR-ptb-    0200
                                                1.701220.102

   (fidelity_logo_graphic)(registered trademark)
    82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

INVESTMENT LIMITATIONS OF FIDELITY OHIO MUNICIPAL MONEY MARKET FUND (THE MONEY MARKET FUND)

THE FOLLOWING ARE THE    MONEY MARKET     FUND'S FUNDAMENTAL
INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) purchase the securities of any issuer, if as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time;

(2) issue senior securities, except as in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short;

(4) purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions;

(5) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(6) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

(7) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(9) purchase or sell physical commodities unless acquired as a result of ownership of securities; or

(10) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements).

(11) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of the fund's total assets would be invested in the securities of that issuer.

(ii) The fund may borrow money only (a) from a bank or from a registered investment company or fund for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation
(5))   .

(iii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(iv) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

(v) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitations (1), (7) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

For purposes of li   mitatio    n (i), certain securities subject to
guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

With respect to limitation (iii), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

INVESTMENT LIMITATIONS OF SPARTAN OHIO MUNICIPAL INCOME FUND (THE BOND
FUND)

THE FOLLOWING ARE THE BOND FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) issue senior securities, except as in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or

(8) invest in companies for the purpose of exercising control or management.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (2))   .

(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

For purposes of limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 5.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

ASSET-BACKED SECURITIES represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.

CENTRAL CASH FUNDS are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of their investments.

DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.

FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options
Transactions, Liquidity of Options and Futures Contracts   ,
over-the-counter (OT    C) Options, Purchasing Put and Call Options,
and Writing Put and Call Options.

COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The bond fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.

In addition, the bond fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the bond fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract
size, and strike price, the terms of    OTC     options (options not
traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

ILLIQUID SECURITIES cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

INVERSE FLOATERS have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels-rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.

LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

MONEY MARKET INSURANCE. The money market fund participates in a mutual insurance company solely with other funds advised by FMR or its affiliates. This company provides insurance coverage for losses on certain money market instruments held by a participating fund (eligible instruments), including losses from nonpayment of principal or interest or a bankruptcy or insolvency of the issuer or credit support provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. The money market fund is charged an annual premium for the insurance coverage and may be subject to a special assessment of up to approximately two and one-half times the fund's annual gross premium if covered losses exceed certain levels. A participating fund may recover no more than $100 million annually, including all other claims of insured funds, and may only recover if the amount of the loss exceeds 0.30% of its eligible instruments. The money market fund may incur losses regardless of the insurance.

MONEY MARKET SECURITIES are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

MUNICIPAL INSURANCE. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or
(ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.

Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

PRINCIPAL MUNICIPAL BOND INSURERS. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.

Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.

Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by Standard & Poor's.

Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investor Service and "AAA" by Standard &
Poor's.

Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.

Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.

MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the Ohio legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share (NAV).

PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

REFUNDING CONTRACTS. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

REPURCHASE AGREEMENTS involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

RESTRICTED SECURITIES are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

SOURCES OF LIQUIDITY OR CREDIT SUPPORT. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial
institutions. FMR may rely on its evaluation of the cre   dit of the
liquidity or credi    t enhancement provider in determining whether to
purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

TEMPORARY DEFENSIVE POLICIES. Each fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

TENDER OPTION BONDS are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

SPECIAL CONSIDERATIONS REGARDING OHIO

   The following information constitutes only a brief summary of some of the many complex factors that may have an effect on securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

   Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

   There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

   Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1998 is 11,209,000.

   While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

   In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, in recent years the annual State rates were below the national rates (4.3% versus 4.5% in 1998). The unemployment rate and its effects vary among geographic areas of the State.

   There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

   The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-uses taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

   The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund (BSF, a cash and budgetary management fund) to the GRF in FY 1992.

   Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments were made in the timing of certain tax payments.

   A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to replenishment, $21 million was deposited in the BSF.

   None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

   The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. The significant GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

   From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The 1996-1997 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million went to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, and the $263 million balance to a State income tax reduction fund.

   The 1998-99 biennium ending GRF balances were $1.5 billion (cash) and $976 million (fund). Of that fund balance, $325.7 million has been transferred to school building assistance, $46.3 million to the BSF, $90 million to supply classroom computers and for interactive video distance learning, and the remaining amount to the State income tax reduction fund. The BSF had a December 3, 1999 balance of over $953 million.

   The GRF appropriations acts for the current 2000-01 biennium (one for all education purposes, and one for general GRF purposes) were passed on June 24 and June 28, 1999, respectively, and promptly signed (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget and incorporated in the appropriations bills as introduced, and were included in the bills versions as passed by the House and the Senate and in the acts as passed and signed.

   The State's incurrence or assumption of debt without a vote of the people is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

   By 16 constitutional amendments approved from 1921 to date (the latest adopted in 1999) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At December 3, 1999, over $1.2 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($22.3 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1.06 billion outstanding) and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($112.7 million outstanding, with no more than $50 million to be issued in any one year). Legislation passed December 9, 1999 authorizing the issuance of $300 million of general obligations pursuant to the 1999 constitutional amendment discussed below.

   The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

   A constitutional amendment approved by the voters at the November 1999 general election authorizes State general obligation debt to pay costs of facilities for a system of common schools throughout the State and facilities for state supported and assisted institutions of higher education. That, and other debt represented by direct obligations of the State (including that authorized by the Ohio Public Facilities Commission and Ohio Building Authority, and some authorized by the Treasurer), may not be issued if future FY total debt service on those direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.

   The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $5.5 billion of which were outstanding at December 3, 1999.

   In recent years, State agencies have participated in transportation and office building projects that may have some local as well as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as December 3, 1999) to be approximately $31.9 million (of which $27 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

   A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of that State's full faith and credit).

   A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

   State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

   Local school districts in Ohio receive a major portion (state-wide aggregate approximately 47% in recent years) of their operating moneys from State subsidies, but are dependent on local; property taxes, and in 126 districts (as of November 3, 1999) on voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order to permit time for responsive corrective actions. After a further hearing, the trial court has decided that steps taken to date by the State to enhance school funding have not met the requirements of the Supreme Court decision. The State has appealed to the Supreme Court, before which oral arguments were heard on November 16, 1999. That Court has issued a stay, pending appeal, of the implementation of the trial court's order. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $87.2 million for 20 districts in FY 1996 (including $42.1 million for one), $113.2 million for 12 districts in FY 1997 (including $90 million to one for restructuring its prior loans), and $23.4 million for 10 districts in FY 1998.

   Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

   For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 27 cities and villages; for 21 of them the fiscal situation was resolved and the procedures terminated (no municipality is currently in preliminary "fiscal watch" status). As of December 3, 1999, a school district "fiscal emergency" provision was applied to 10 districts, and nine were on preliminary "fiscal watch" status.

   At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

SPECIAL CONSIDERATIONS REGARDING PUERTO RICO

The fiscal year of the Government of Puerto Rico begins each July 1. The Governor is constitutionally required to submit to the Legislature an annual balanced budget of capital improvements and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by the Office of Management and Budget ("OMB"), working with the Planning Board, the Department of the Treasury, and other government offices and agencies. Section 7 of
Article VI of the Constitution provides that "The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law."

The annual budget, which is developed utilizing elements of program budgeting and zero-base budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under: (i) laws existing at the time the budget is submitted; and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor's recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

A Budgetary Fund was created by Act No. 147 of June 18, 1980, as amended (the "Budgetary Fund Act"), to cover the appropriations approved in any fiscal year in which the revenues available for such fiscal year are insufficient, honor the public debt, and provide for unforeseen circumstances in the provision of public services. The Budgetary Fund Act was amended in 1994 to require that an annual legislative appropriation equal to one third of one percent (.33%) of the total budgeted appropriations for each fiscal year be deposited in the Budgetary Fund. In 1997, the Budgetary Fund Act was further amended to increase the annual legislative appropriation required to be deposited in the Budgetary Fund to one percent (1%) of the total revenues of the preceding fiscal year, beginning in fiscal year 2000. In addition, other income (not classified as revenues) that is not assigned by law to a specific purpose is also required to be deposited in the Budgetary Fund. The maximum balance of the Budgetary Fund may not exceed six percent (6%) of the total appropriations included in the budget for the preceding fiscal year.

In Puerto Rico, the central government has many functions which in the fifty states are the responsibility of local government, such as providing public education and police and fire protection. The central government also makes large annual grants to the University of Puerto Rico and to the municipalities. Debt service on Sugar Corporation notes paid by the Government of Puerto Rico is included in current expenses for economic development, and debt service on Urban Renewal and Housing Corporation bonds and notes and on Housing Bank and Finance Agency mortgage subsidy bonds paid by the Government of Puerto Rico is included in current expenses for housing.

Approximately 25.2% of the General Fund is committed, including debt service on direct debt of the Commonwealth and on the debt of the Sugar Corporation, municipal subsidies, grants to the University of Puerto Rico, contributions to Aqueduct and Sewer Authority, and rental payments to Public Building Authority, among other.

In the fiscal 1999 budget revenues and other resources of all budgetary funds total $10,308,078,000 excluding balances from the previous fiscal year and general obligation bonds authorized. The estimated net increase in General Fund revenues in fiscal 1999 are accounted for by increases in personal income taxes (up $258,354,000), retained non-resident income tax (up $176,921,000), general excise tax of 5% (up $60,259,000), motor vehicles and accessories (up $61,569,000), federal excise taxes on off-shore shipments (up $33,033,000), special excise tax on certain petroleum products (up $20,282,000), corporation income taxes (up $17,347,000), registration and document certification fees (up $13,433,000), alcoholic beverages (up $5,347,000), licenses (up $4,681,000), electronic lottery (up $4,965,000) and decreases in property taxes (down $3,460,000), customs (down $11,864,000) and tollgate taxes (down $56,420,000).

Current expenses and capital improvements of all budgetary funds total $10,687,869,000, an increase of $951,255,000 from fiscal 1998. The major changes in General Fund expenditures by program in fiscal 1999 are: public safety and protection (up $187,444,000), education (up $165,661,000), health (up $160,256,000), general government (up
$77,714,000), other debts (up $69,721,000), welfare (up $24, 182,000), economic development (up $15,865,000), special pension contributions (up $6,115,000), and decreases in transportation and communications (down $83,000), housing (down $620,000), debt service (down $13,849,000), and contributions to municipalities (down $37,969,000).

The general obligation bond authorization for the fiscal 1999 budget was $475,000,000.

In the fiscal 2000 budget proposal revenues and other resources of all budgetary funds total $10,426,475,000 excluding balances from the previous fiscal year and general obligation bonds authorized. The estimated net increase in General Fund revenues in fiscal 2000 are accounted for by increases in personal income taxes (up $199,000,000), corporation income taxes (up $102,000,000), general excise tax of 5% (up $65,000,000), income tax withheld from non-residents (up $44,000,000), motor vehicles and accessories (up $22,000,000), alcoholic beverages (up $13,000,000), registration and document certification fees (up $10,000,000), and decreases in property taxes (down $2,000,000), special excise tax on certain petroleum products (down $3,000,000), cigarettes (down $6,000,000), federal excise taxes on off-shore shipments (down $24,000,000), and tollgate taxes (down $14,000,000).

Current expenses and capital improvements of all budgetary funds total $11,012,166,000, an increase of $324,297,000 from fiscal 1999. The major changes in General Fund expenditures by program in fiscal 2000 are: general government (up $157,265,000), health (up $83,310,000), debt service (up $94,550,000), contributions to municipalities (up $66,296,000), education (up $75,035,000), transportation and communications (up $13,636,000), special pension contributions (up $3,792,000), housing (down $4,645,000), economic development (down $30,201,000), public safety and protection (down $26,999,000), and other debts service (down $106,488,000).

The general obligation bond authorization for the fiscal 2000 budget was $475,000,000.

The Government of Puerto Rico is required to contribute directly to three retirement systems for public employees. The Government of Puerto Rico is responsible for approximately 66% of total employer contributions to Employees Retirement System and 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. As of July 1, 1998 the total pension benefit obligation for the Employees Retirement System and the Judiciary Retirement System was $7,638,000,000 and $95,5000,000, respectively, and the unfunded pension benefit obligation for the same period was $5,963,000,000 and $28,400,000, respectively. As of June 30, 1998, the accrued pension liability of the Teachers Retirement System was $3,154,678,299, the value of assets amounted to $2,135,436,000, and the resulting unfunded accrued liability was $1,019,242,299, an increase of $48,437,260 from the prior valuation made as of June 30, 1997.

On February 1, 1990, the Legislature of Puerto Rico enacted Act No. 1 amending the organic act of the Employees Retirement System to reduce the future pension liabilities of the Employees Retirement System. Also, Act No. 305 of September 24, 1999, further amends the organic act of the Employees Retirement System to change it, prospectively, from a defined benefit system to a defined contribution system. Based on actuarial studies conducted by the actuary of the Employees Retirement System, it is expected that the implementation of the defined contribution system will allow the Government of Puerto Rico to reduce the current actuarial deficit of the Employees Retirement System. Also, the law approving the sale of a controlling interest in PRTC to a consortium led by GTE International Telecommunications Incorporated provides that any future proceeds received by the Government from the sale of its remaining stock ownership in PRTC will be transferred to the Employees Retirement System to reduce its accumulated unfunded pension benefit obligation. It is recognized that it will be necessary to further strengthen the finances of the Teachers Retirement System in order to assure that combined contributions and investment income continue to exceed benefit payments, avoiding the possible future drawdown of assets.

The economy of Puerto Rico is fully integrated with that of the United States. In fiscal 1998, trade with the United States accounted for approximately 90% of Puerto Rico's exports and approximately 61% of its imports. In this regard, in fiscal 1998 Puerto Rico experienced a $8.5 billion positive adjusted merchandise trade balance.

Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1998, aggregate personal income was $33.7 billion ($30.8 billion in 1992 prices) and personal per capita income was $8,817 ($8,063 in 1992 prices). Gross product in fiscal 1995 was $28.4 billion ($25.9 billion in 1992 prices) and gross product in fiscal 1999 was $38.1 billion ($29.7 billion in 1992 prices). This represents an increase in gross product of 34% from fiscal 1995 to 1999 (14.5% in 1992 prices).

Puerto Rico's economic expansion, which has lasted over ten years, continued throughout the five year period from fiscal 1995 through fiscal 1999. Almost every sector of the economy participated, and record levels of employment were achieved. Factors behind the continued expansion included Government-sponsored economic development programs, periodic declines in the exchange value of the U.S. dollar, increases in the level of federal transfers, low oil prices and the relatively low cost of borrowing funds during the period.

Average employment increased from 1,051,000 in fiscal 1995, to 1,147,000 in fiscal 1999. Unemployment, although at relatively low historical levels, remains above the U.S. average. Average unemployment decreased from 13.8% in fiscal 1995, to 12.5% in fiscal 1999.

Manufacturing is the largest sector in the economy, accounting for $23.0 billion or 42.8% of gross domestic product in fiscal 1998. The manufacturing sector employed 141,068 workers as of March 1999. Manufacturing in Puerto Rico is now more diversified than during earlier phases of industrial development. In the last two decades, industrial development has tended to be more capital intensive and dependent on skilled labor. This gradual shift is best exemplified by heavy investment in pharmaceuticals, scientific instruments, computers, microprocessors, and electrical products over the last decade. While total employment in the manufacturing sector decreased by 12,205 from March 1997 to March 1999, other indicators suggest that manufacturing production did not decrease. Average weekly hours worked increased 5.2%, industrial energy consumption increased 0.7% and exports increased 45.7% from fiscal 1997 to fiscal 1999. Most of the decreases in employment have been concentrated in the labor intensive industries, particularly apparel, textile and tuna manufacturing. The services sector, which includes wholesale and retail trade and finance, insurance, real estate, hotels and related services, and other services, ranks second in its contribution to gross domestic product and it is the sector that employs the greatest number of people. In fiscal 1998, the service sector generated $19.6 billion in gross domestic product or 36.5% of the total. Employment in this sector grew from 478,079 in fiscal 1994 to 572,765 in fiscal 1998, a cumulative increase of 19.8%. This increase was greater than the 12.5% cumulative growth in employment over the same period. The Government sector of the Commonwealth plays an important role in the economy of the island. In fiscal year 1998, the Government accounted for $5.2 billion of Puerto Rico's gross domestic product, or 9.8% of the total, and provided 21.5% of the total employment. The construction industry has experienced real growth since fiscal 1987. In fiscal 1999, investment in construction rose to an unprecedented $6.6 billion, an increase of 23.9% as compared to $5.4 billion for fiscal 1998. Tourism also contributes significantly to the island economy, accounting for 6.4% of the island's gross domestic product in fiscal 1998.

The present administration has developed and is implementing a new economic development program which is based on the premise that the private sector should provide the primary impetus for economic development and growth. This new program, which is referred to as the New Economic Model, promotes changing the role of the Government from one of being a provider of most basic services to that of a facilitator for private sector initiatives and encourages private sector investment by reducing Government-imposed regulatory restraints.

The New Economic Model contemplates the development of initiatives that will foster private investment in, and private management of, sectors that are served more efficiently and effectively by the private enterprise. One of these initiatives has been the adoption of a new tax code intended to expand the tax base, reduce top personal and corporate tax rates, and simplify the tax system. Another initiative is the improvement and expansion of Puerto Rico's infrastructure to facilitate private sector development and growth, such as the construction of the water pipeline and cogeneration facilities described below and the construction of a light rail system for the San Juan metropolitan area.

The New Economic Model also seeks to identify and promote areas in which Puerto Rico can compete more effectively in the global markets. Tourism has been identified as one such area because of its potential for job creation and contribution to the gross product. In 1993, a new Tourism Incentives Act and a Tourism Development Fund were implemented in order to provide special tax incentives and financing for the development of new hotel projects and the tourism industry. As a result of these initiatives, new hotels have been constructed or are under construction which have increased the number of hotel rooms on the island from 8,415 in fiscal 1992 to 11,095 at the end of fiscal 1999 and to a projected 12,650 by the end of fiscal 2000.

The New Economic Model also seeks to reduce the size of the Government's direct contribution to gross domestic product. As part of this goal, the Government has transferred certain governmental operations and sold a number of its assets to private parties. Among these are: (i) the Government sold the assets of the Puerto Rico Maritime Authority; (ii) the Aqueducts and Sewer Authority executed a construction and operating agreement with a private consortium for the design, construction, and operation of an approximately 75 million gallon per day water pipeline to the San Juan metropolitan area from the Dos Bocas reservoir in Utuado; (iii) the Electric Power Authority executed power purchase contracts with private power producers under which two cogeneration plants (with a total capacity of approximately 874 megawatts), using fuels other than oil, will be constructed; (iv) the Corrections Administration entered into operating agreements with two private companies for the operation of three new correctional facilities; (v) the Government entered into a definitive agreement to sell certain assets of a pineapple juice processing business and sold certain mango growing operations; (vi) the Government is in the process of transferring to local sugar cane growers certain sugar processing facilities; (vii) the Government sold three hotel properties and is currently negotiating the sale of a complex consisting of two hotels and a convention center; and (viii) the Government sold a controlling interest in the Puerto Rico Telephone Company, a subsidiary of the Telephone Authority, to a consortium led by GTE International Telecommunications Incorporated.

One of the goals of the Rossello administration is to change Puerto Rico's public health care system from one in which the Government provides free health services to low income individuals through public health facilities owned and administered by the Government to one in which all medical services are provided by the private sector and the Government provides comprehensive health insurance coverage for qualifying (generally low income) Puerto Rico residents. Under this new system, the Government selects, through a bidding system, one private health insurance company in each of several designated regions of the island and pays such insurance company the insurance premium for each eligible beneficiary within such region. This new health insurance system is now covering 77 municipalities out of a total of 78 on the island. It is expected that the last municipality will be added in July 2000. The total cost of this program will depend on the number of municipalities included in the program, the number of participants receiving coverage, and the date coverage commences. As of August 1, 1999, over 1.7 million persons were participating in the program at an estimated annual cost to Puerto Rico for fiscal 2000 of approximately $994 million. In conjunction with this program, the operation of certain public health facilities has been transferred to private entities. The Government's current privatization plan for health facilities provides for the transfer of ownership of all health facilities to private entities. The Government has sold forty-four health facilities to private companies and is currently in the process of closing the sale of fourteen additional health facilities to such companies.

One of the factors assisting the development of the manufacturing sector in Puerto Rico has been the federal and Commonwealth tax incentives available, particularly those under the Puerto Rico
Industrial Incentives Program and Sections 30A and 936 of the Internal Revenue Code 1986, as amended (the "Code").

Since 1948, Puerto Rico has promulgated various industrial incentive laws designed to stimulate industrial investment. Under these laws, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other taxes. The most recent of these laws is Act No. 135 of December 2, 1997 (the "1998 Tax Incentives Law").

The benefits provided by the 1998 Tax Incentives Law are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant. Activities eligible for tax exemption include manufacturing, certain services performed for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico, and laboratories for scientific and industrial research. For companies qualifying thereunder, the 1998 Tax Incentives Law imposes income tax rates ranging from 2% to 7%. In addition, it grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first eighteen months of operation and between 80% and 60% thereafter, and 100% exemption from municipal excise taxes. The 1998 Tax Incentives Law also provides various special deductions designated to stimulate employment and productivity, research and development, and capital investment in Puerto Rico.

Under the 1998 Tax Incentives Law, companies are able to repatriate or distribute their profits free of dividend taxes. In addition, passive income derived from designated investments will continue to be fully exempt from income and municipal license taxes. Individual shareholders of an exempted business are allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share in the exempted business' income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period will be subject to a 4% income tax rate.

For many years, U.S. companies operating in Puerto Rico enjoyed a special tax credit that was available under Section 936 of the Code. Originally, the credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. Amendments to Section 936 made in 1993 (the "1993 Amendments") instituted two alternative methods for calculating the tax credit and limited the amount of the credit that a qualifying company could claim. These limitations are based on a percentage of qualifying income (the "percentage of income limitation") and on qualifying expenditures on wages and other wage related benefits (the "economic activity limitation", also known as the "wage credit limitation"). As a result of amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the U.S. Congress and signed into law by President Bill Clinton on August 20, 1996 (the "1996 Amendments"), the tax credit, as described below, is now being phased out over a ten-year period for existing claimants and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995 (including existing Section 936 Corporations (as defined below) to the extent substantially new operations are established in Puerto Rico). The 1996 Amendments also moved the credit based on the economic activity limitation to Section 30A of the Code and phased it out over 10 years. In addition, the 1996 Amendments eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico. The Section 30A Credit and the remaining Section 936 credit are discussed below.

SECTION 30A. The 1996 Amendments added a new Section 30A to the Code.
Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests (which are similar to the 80% and 75% gross income tests of Section 936 of the Code discussed below) to claim a credit (the "Section 30A Credit") against the federal income tax imposed on taxable income derived from sources outside the United States from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income").

A QDC is a U.S. corporation which (i) was actively conducting a trade or business in Puerto Rico on October 13, 1995, (ii) had a Section 936 election in effect for its taxable year that included October 13, 1995, (iii) does not have in effect an election to use the percentage limitation of Section 936(a)(4)(B) of the Code, and (iv) does not add a "substantial new line of business."

The Section 30A Credit is limited to the sum of (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages, (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property, and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).

A QDC electing Section 30A of the Code may compute the amount of its active business income, eligible for the Section 30A Credit, by using either the cost sharing formula, the profit-split formula, or the cost-plus formula, under the same rules and guidelines prescribed for such formulas as provided under Section 936 (see discussion below). To be eligible for the first two formulas, the QDC must have a significant presence in Puerto Rico.

In the case of taxable years beginning after December 31, 2001, the amount of possession income that would qualify for the Section 30A Credit would be subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995.

Section 30A applies only to taxable years beginning after December 31, 1995 and before January 1, 2006.

SECTION 936. Under Section 936 of the Code, as amended by the 1996 Amendments, and as an alternative to the Section 30A Credit, U.S. corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their U.S. corporate income tax, the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business. To qualify under Section 936 in any given taxable year, a corporation must derive for the three-year period immediately preceding the end of such taxable year (i) 80% or more of its gross income from sources within Puerto Rico and (ii) 75% or more of its gross income from the active conduct of a trade or business in Puerto Rico.

Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (A) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles, and other functions carried out in Puerto Rico, provided it contributes to the research and development expenses of its affiliated group or pays certain royalties; (B) a profit-split formula, whereby it is allowed to claim 50% of the net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (C) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico. To be eligible for the first two formulas, the Section 936 Corporation must have a significant business presence in Puerto Rico for purposes of the
Section 936 rules.

As a result of the 1993 Amendments and the 1996 Amendments, the
Section 936 credit is only available to companies that were operating in Puerto Rico on October 13, 1995, and had elected the percentage of income limitation and is limited in amount to 40% of the credit allowable prior to the 1993 Amendments, subject to a five-year phase-in period from 1994 to 1998 during which period the percentage of the allowable credit is reduced from 60% to 40%.

In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit will be subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years beginning in 2006.

PROPOSAL TO EXTEND THE PHASEOUT OF SECTION 30A. During 1997, the Government of Puerto Rico proposed to Congress the enactment of a new permanent federal incentive program similar to that provided under
Section 30A. Such a program would provide U.S. companies a tax credit based on qualifying wages paid and other wage-related expenses, such as fringe benefits, as well as depreciation expenses for certain tangible assets and research and development expenses. Under the Governor's proposal, the credit granted to qualifying companies would continue in effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic parameters. The fiscal 1998, fiscal 1999 and fiscal 2000 budgets submitted by President Clinton to Congress included a proposal to modify Section 30A to (i) extend the availability of the Section 30A Credit indefinitely; (ii) make it available to companies establishing operations in Puerto Rico after October 13, 1995; and (iii) eliminate the income cap. This proposal was not included in the 1998 or 1999 budgets approved by Congress. While the Government of Puerto Rico plans to continue lobbying for this proposal, it is not possible at this time to predict whether the Section 30A Credit will be so modified.

OUTLOOK. It is not possible at this time to determine the long-term effect on the Puerto Rico economy of the enactment of the 1996 Amendments. The Government of Puerto Rico does not believe there will be short-term or medium-term material adverse effects on Puerto Rico's economy as a result of the enactment of the 1996 Amendments. The Government of Puerto Rico further believes that during the phase-out period sufficient time exists to implement additional incentive programs to safeguard Puerto Rico's competitive position.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.

Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).

For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For    the fiscal periods end    ed December 31, 1999 and 1998, the
portfolio turnover rates were 14% and 19%, respectively, for Spartan Ohio Municipal Income.

   A fund may pay both commissions and spreads in connection with the
placement of portfolio transactions. Fo    r the fiscal years en   ded
December 31, 1999, 1998, and 1997, the funds paid no brokerage commissions.

For the fiscal year ended December 31, 1999, the funds paid no
brokerage commissions to    firms that provided research services.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those
of other funds or investment accounts managed by FM   R or its
aff    iliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each fund's NAV is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

TAX-FREE BOND FUND. Portfolio securities are valued by various methods. If quotations are not available, fixed-income securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

MONEY MARKET FUND. Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.

Securities of other open-end investment companies are valued at their respective NAVs.

At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

PERFORMANCE

A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. The share price of a bond fund, the yield of a fund, and return fluctuate in response to market conditions and other factors, and the value of a bond fund's shares when redeemed may be more or less than their original cost.

YIELD CALCULATIONS (MONEY MARKET FUND). To compute the yield for the money market fund for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. The money market fund also may calculate an effective yield by compounding
the base period return over a one-year perio   d. In calculating the
money market fund's yield and effective yield, the yield quoted is reduced by the effect of applicable income taxes payable on the shareholder's dividends, using the maximum rate for individual income
taxation.     In addition to the current yield, the money market fund
may quote yields in advertising based on any historical seven-day period. Yields for the money market fund are calculated on the same basis as other money market funds, as required by applicable regulation.

Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

YIELD CALCULATIONS (BOND FUND). Yields for the fund are computed by dividing the fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a
portion of the discount to daily income.    Capital gains and losses
generally are excluded from the calculation.

Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account,
or the income reported in the fund's financial statements   .

   Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of a fund's holdings, thereby reducing a fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

   The tax-equivalent yield of a fund reflects a comparison of the fund's yield to the yield of a fully taxable investment. Tax-equivalent yields are calculated by dividing that portion of a fund's yield that is tax-exempt by the result of one minus a specified combined federal and/or state income tax rate and adding the quotient to that portion, if any, of the fund's yield that is not tax-exempt.

   The following tables show the effect of a shareholder's tax status on tax-equivalent yield under federal and state income tax laws for 2000. The second table shows the tax-equivalent yields at various income brackets of hypothetical tax-exempt obligations yielding from 2% to 7%. Of course, no assurance can be given that a fund will achieve any specific tax-exempt yield. While each fund invests principally in obligations whose interest is exempt from federal and applicable state income tax, some portion of the income received by the fund may be taxable.

Use the first table to find your approximate effective tax bracket taking into account federal and state taxes for 2000.

   2000 TAX RATES****


Taxable Income*

Single Return               Joint Return             Federal Marginal Rate  Ohio State Marginal Rate**


$ 20,000         $ 26,250   $ 20,000      $ 40,000   15.00%                 4.46%

                            $ 40,001      $ 43,850   15.00%                 5.20%

$ 26,251         $ 40,000                            28.00%                 4.46%

$ 40,001         $ 63,550   $ 43,851      $ 80,000   28.00%                 5.20%

                            $ 80,001      $ 100,000  28.00%                 5.94%

                            $ 100,001     $ 105,950  28.00%                 6.90%

$ 63,551         $ 80,000                            31.00%                 5.20%

$ 80,001         $ 100,000                           31.00%                 5.94%

$ 100,001        $ 132,600  $ 105,951     $ 161,450  31.00%                 6.90%

$ 132,601        $ 200,000  $ 161,451     $ 200,000  36.00%                 6.90%

$ 200,001        $ 288,350  $ 200,001     $ 288,350  36.00%                 7.50%

$ 288,351        and up     $ 288,351     and up     39.60%                 7.50%



   2000 TAX RATES****


Taxable Income*

Single Return               Joint Return             Federal Marginal Rate    Combined Federal and State
                                                                              Effective Rate***


$ 20,000         $ 26,250   $ 20,000      $ 40,000   15.00%                   18.7885%

                            $ 40,001      $ 43,850   15.00%                   19.4209%

$ 26,251         $ 40,000                            28.00%                   31.2090%

$ 40,001         $ 63,550   $ 43,851      $ 80,000   28.00%                   31.7447%

                            $ 80,001      $ 100,000  28.00%                   32.2790%

                            $ 100,001     $ 105,950  28.00%                   32.9680%

$ 63,551         $ 80,000                            31.00%                   34.5887%

$ 80,001         $ 100,000                           31.00%                   35.1007%

$ 100,001        $ 132,600  $ 105,951     $ 161,450  31.00%                   35.7610%

$ 132,601        $ 200,000  $ 161,451     $ 200,000  36.00%                   40.4160%

$ 200,001        $ 288,350  $ 200,001     $ 288,350  36.00%                   40.8000%

$ 288,351        and up     $ 288,351     and up     39.60%                   44.1300%




* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.

** Excludes the impact of credits available to joint filers which may decrease a taxpayer's state marginal rate.

*** Excludes the impa   ct of the alternative minimum tax, the
phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. Assumes a shareholder itemizes deductions. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

**** Does n   ot take into acc    ount local taxes, if any, payable on
fund distributions.

   Having determined your effective tax bracket, use the following table to determine the tax-equivalent yield for a given tax-free yield.


                   If your combined federal and state effective tax rate in 2000 is:

                   31.21%  31.74%  32.28%  32.97%  34.59%  35.10%  35.76%  40.42%  40.80%

To match these

tax-free yields:    Your taxable investment would
                    have to earn the following
                    yield:

2%                 2.91%   2.93%   2.95%   2.98%   3.06%   3.08%   3.11%   3.36%   3.38%

3%                 4.36%   4.40%   4.43%   4.48%   4.59%   4.62%   4.67%   5.03%   5.07%

4%                 5.81%   5.86%   5.91%   5.97%   6.12%   6.16%   6.23%   6.71%   6.76%

5%                 7.27%   7.33%   7.38%   7.46%   7.64%   7.70%   7.78%   8.39%   8.45%

6%                 8.72%   8.79%   8.86%   8.95%   9.17%   9.25%   9.34%   10.07%  10.14%

7%                 10.18%  10.26%  10.34%  10.44%  10.70%  10.79%  10.90%  11.75%  11.82%



A fund may invest a portion of its assets in obligations that are subject to state or federal income taxes. When a fund invests in these obligations, its tax-equivalent yield will be lower. In the table above, the tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.

RETURN CALCULATIONS. Returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital
gains and changes in share pric   e) to illu    strate the
relationship of these factors and their contributions to return.
Returns may be quoted on a before-tax or after-tax basis.    After-tax
returns reflect the return of a hypothetical account after payment of federal and/or state taxes using assumed tax rates. After-tax returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by selling shares, that shares are held through the entire period, sold on the last day of the period, or sold at a future date, and distributions are reinvested or paid in cash.
    Returns may or may not include the effect of a fund's small account fee. Excluding a fund's small account fee from a return calculation produces a higher return figure. Returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration.

NET ASSET VALUE. Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.

HISTORICAL BOND FUND RESULTS. The following table shows the fund's yield, tax-equivalent yield, and returns for the fiscal period ended December 31, 1999.

HISTORICAL MONEY MARKET FUND RESULTS. The following table shows the fund's 7-day yield, tax-equivalent yield, and returns for the fiscal period ended December 31, 1999.

The tax-equivalent yields for Ohio Municipal Money Market and Spartan Ohio Municipal Income are based on a combined effective federal and
sta   te income tax rate of 40.80%    .

   As of December 31, 1999, an estimated 0.85% of Ohio Municipal Money Market's income was subject to state taxes. Note that Ohio Municipal Money Market may invest in securities whose income is subject to the federal alternative minimum tax.

   As of December 31, 1999, none of Spartan Ohio Municipal Income's income was subject to state taxes. Note that Spartan Ohio Municipal Income may invest in securities whose income is subject to the federal alternative minimum tax.

                                                                      Average Annual Returns

                             Seven-Day Yield   Tax- Equivalent Yield  One Year                Five Years  Ten Years

OH Municipal Money Market     3.99%             6.74%                  2.86%                   3.16%       3.35%

                                                                      Average Annual Returns

                             Thirty-Day Yield  Tax- Equivalent Yield  One Year                Five Years  Ten Years

Spartan OH Municipal Income   4.95%             8.36%                  -2.83%                  6.28%       6.50%



                             Cumulative Returns

                             One Year            Five Years  Ten Years

OH Municipal Money Market     2.86%               16.83%      39.08%

                             Cumulative Returns

                             One Year            Five Years  Ten Years

Spartan OH Municipal Income   -2.83%              35.60%      87.68%


Note: If    FMR had not reimbursed     certain fund expenses during
these periods, each fund's returns would have been lower.

The following tables show the income and capital elements of each fund's cumulative return. The tables compare each fund's return to the
record of the Standard & Poor's 500SM Index (S&P 500   (registered
trademark)    ), the Dow Jones Industrial Average (DJIA), and the cost
of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons are provided to show how
each fund's return compared to the record of    a market
capitalization-weighted i    ndex of common stocks and a narrower set
of stocks of major industrial companies, respectively, over the same period. Because each fund invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.

The following tables show the growth in value of a hypothetical
$10,000 investment in each fund during the 10-year period ended
December 31, 1999, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.

During the 10-year period ended December 31, 1999, a hypothetical
$10,000 investment in Ohio Municipal Money Market would have grown to $13,908.

OHIO MUNICIPAL MONEY MARKET

Fiscal Year Ended         Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 10,000                  $ 3,908                       $ 0                          $ 13,908

1998                      $ 10,000                  $ 3,522                       $ 0                          $ 13,522

1997                      $ 10,000                  $ 3,117                       $ 0                          $ 13,117

1996                      $ 10,000                  $ 2,698                       $ 0                          $ 12,698

1995                      $ 10,000                  $ 2,319                       $ 0                          $ 12,319

1994                      $ 10,000                  $ 1,905                       $ 0                          $ 11,905

1993                      $ 10,000                  $ 1,615                       $ 0                          $ 11,615

1992                      $ 10,000                  $ 1,377                       $ 0                          $ 11,377

1991                      $ 10,000                  $ 1,066                       $ 0                          $ 11,066

1990                      $ 10,000                  $ 590                         $ 0                          $ 10,590



OHIO MUNICIPAL MONEY MARKET  INDEXES

Fiscal Year Ended            S&P 500   DJIA      Cost of Living

1999                         $ 53,289  $ 53,747  $ 13,347

1998                         $ 44,024  $ 42,276  $ 12,998

1997                         $ 34,240  $ 35,805  $ 12,791

1996                         $ 25,674  $ 28,677  $ 12,577

1995                         $ 20,880  $ 22,281  $ 12,173

1994                         $ 15,177  $ 16,297  $ 11,872

1993                         $ 14,980  $ 15,525  $ 11,562

1992                         $ 13,608  $ 13,270  $ 11,253

1991                         $ 12,642  $ 12,367  $ 10,936

1990                         $ 9,688   $ 9,946   $ 10,611


Explanatory Notes: With an initial investment of $10,000 in Ohio Municipal Money Market on January 1, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $13,908. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $3,304 for dividends. The fund did not distribute any capital gains during the period.

During the 10-year period ended December 31, 1999, a hypothetical
$10,000 investment in Spartan Ohio Municipal Income would have grown to $18,768.

SPARTAN OHIO MUNICIPAL INCOME

Fiscal Year Ended         Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 10,065                  $ 7,733                       $ 970                        $ 18,768

1998                      $ 10,880                  $ 7,424                       $ 1,010                      $ 19,314

1997                      $ 10,862                  $ 6,557                       $ 839                        $ 18,258

1996                      $ 10,593                  $ 5,564                       $ 634                        $ 16,791

1995                      $ 10,741                  $ 4,827                       $ 541                        $ 16,109

1994                      $ 9,750                   $ 3,599                       $ 491                        $ 13,840

1993                      $ 11,140                  $ 3,214                       $ 299                        $ 14,653

1992                      $ 10,704                  $ 2,314                       $ 0                          $ 13,018

1991                      $ 10,491                  $ 1,489                       $ 0                          $ 11,980

1990                      $ 10,046                  $ 704                         $ 0                          $ 10,750



SPARTAN OHIO MUNICIPAL INCOME  INDEXES

Fiscal Year Ended              S&P 500   DJIA      Cost of Living

1999                           $ 53,289  $ 53,747  $ 13,347

1998                           $ 44,024  $ 42,276  $ 12,998

1997                           $ 34,240  $ 35,805  $ 12,761

1996                           $ 25,674  $ 28,677  $ 12,577

1995                           $ 20,880  $ 22,281  $ 12,176

1994                           $ 15,177  $ 16,297  $ 11,872

1993                           $ 14,980  $ 15,525  $ 11,562

1992                           $ 13,608  $ 13,270  $ 11,253

1991                           $ 12,642  $ 13,367  $ 10,936

1990                           $ 9,688   $ 9,946   $ 10,611


Explanatory Notes: With an initial investment of $10,000 in Spartan Ohio Municipal Income on January 1, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $19,102. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to $5,855 for dividends an   d $705 for capital
gain distributions.

PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed
as mutual fund rankings prepared by Lipp   er     Inc. (Lipper), an
independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A bond fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.

A fund's performance may also be compared to that of    each
benchmark index representing the universe of securities in which the fund may invest. The return of each index reflects reinvestment of all dividends and capital gains paid by securities included in each index. Unlike a fund's returns, however, each index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

The municipal bond fund may compare its performance to the Lehman Brothers Municipal Bond Index, a market value-weighted index for investment-grade municipal bonds with maturities of one year or more. Issues included in the index have been issued after December 31, 1990
   and have been issued as part of an offering     of at least $50
million. After December 31, 1995, zero coupon bonds and issues subject
to the alternative minimum t   ax are included in the index. Issues
included in the index prior to January 1, 2000 have an outstanding par value of at least $3 million; while issues included in the index after January 1, 2000 have an outstanding par value of at least $5 million.

Spartan Ohio Municipal Income may also compare its performance to that of the Lehman Brothers Ohio 4 Plus Year Enhanced Municipal Bond Index, a market value-weighted index of Ohio investment-grade municipal bonds with maturities of four years or more.

A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

The money market fund may compare its performance or the performance of securities in which it may invest to averages published by IBC Financial Data, Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. IBC's MONEY FUND REPORT
AVERAGES(trademark)/Ohio Tax-Free Money Market, whic   h is reported
in IBC's MONEY FUND REPORT(trademark), covers 13 tax-    free money
market funds.

The bond fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike municipal bond mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The sales charges of many municipal bond mutual funds are lower than the purchase cost of individual municipal bonds, which are generally subject to direct brokerage costs.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.

A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

VOLATILITY. A bond fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a bond fund may also discuss or illustrate examples of interest rate sensitivity.

MOMENTUM INDICATORS indicate price movements over specific periods of time for a bond fund. Each point on the momentum indicator represents a fund's percentage change in price movements over that period.

A bond fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

As of December 31, 1999, FMR advised over $35 billion in muni   cipal
fund assets, $143 billion in taxable fixed-income fund assets, $149 billion in money market fund assets, $630 billion in equity fund
assets,     $22 billion in international fund assets, and $41 billion
in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, a fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property, valued for this purpose as they are valued in computing each fund's NAV, if FMR determines it is in the best interests of the fund. Shareholders that receive securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

DISTRIBUTIONS AND TAXES

DIVIDENDS. To the extent that each fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction.

Each fund purchases municipal securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities will be considered tax-exempt for purposes of Ohio Municipal Money Market's policies of investing so that at least 80% of its income distributions is free from federal income tax. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains. Dividends resulting from a recharacterization of gain from the sale of bonds purchased at market discount after April 30, 1993 are not considered income for purposes of Ohio Municipal Money Market's policy of investing so that at least 80% of its income distributions is free from federal income tax.

OHIO TAXES. Under current Ohio law, individuals and estates that are subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the Ohio Municipal Money Market Fund or the Ohio Municipal Income Fund (each, an "Ohio Fund") ("Distributions") to the extent that the Distributions are properly attributable to interest on obligations of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions ("Ohio Obligations"). Corporations that are subject to the Ohio corporation franchise tax will not be required to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise tax on the net income basis to the extent that such Distributions either represent exempt-interest dividends for federal income tax purposes or are properly attributable to interest on Ohio Obligations. However, shares of an Ohio Fund will be included in a corporation's tax base for purposes of calculating the Ohio corporation franchise tax on the net worth basis.

Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States ("Territorial Obligations") the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

Distributions properly attributable to gain on the sale, exchange or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio, and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from the Ohio personal income tax, municipal or school district income taxes in Ohio, or the net income base of the Ohio corporation franchise tax.

It is assumed for purposes of this discussion of Ohio state and local taxes that each Ohio Fund will continue to qualify as a regulated investment company under the Internal Revenue Code and that at all time at least 50% of the value of the total assets of each of the Ohio Funds consists of Ohio Obligations or similar obligations of other states or their subdivisions.

CAPITAL GAIN DISTRIBUTIONS. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains. The money market fund may distribute any net realized capital gains once a year or more often, as necessary.

As of December 31, 1999, Ohio Municipal    Money Market had a
capital loss carryforward aggregating approximately $   77    ,000.
This loss carryforward, of which $1,000, $50,000, $6,000, and $20,000
will expire on December 31,    2003, 2004, 2005, and 2007,
respectively, is available to offset future capital gains.

TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trusts are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (69), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management &
Research (Far East) Inc.; and a Director of FDC.    Abigail Johnson,
Member of the Advisory Board of Fidelity Municipal Trust and Fidelity Municipal Trust II, is Mr. Johnson's daughter.

   ABIGAIL P. JOHNSON (38), Member of the Advisory Board of Fidelity Municipal Trust and Fidelity Municipal Trust II (1999), is Vice President of certain Equity Funds (1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

RALPH F. COX (67), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), and Bonneville Pacific (independent power and petroleum production). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (68), Trustee. Mrs. Dav   is is retired from Avon
Products, Inc. where she held various positions including Senior Vice
President of Corporate Affairs and G    roup Vice President of U.S.
sales, distribution, and manufacturing. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

ROBERT M. GATES (56), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National
Security Advisor. Mr   . Gates is a Director of Charles     Stark
Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and
manufacturing), and TRW Inc. (automotive, space   , defense, and
information technology). Mr. Gates previously served as a Director of Lucas Varity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and
Public Service at Texas A&M University (1999-2000). M    r. Gates also
is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.

DONALD J. KIRK (67), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director
of General Re Corporation (reinsurance, 1987-199   8) and as a
Director of Valuation R    esearch Corp. (appraisals and valuations,
1993-1995). He serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).

   NED C. LAUTENBACH (55), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

*PETER S. LYNCH (56), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

WILLIAM O. McCOY (66), Trustee (1997), is the    Interim Chancellor
for the University of North Carolina at Chapel Hill. Previously he had
served from 1995 through 1998 as Vice President of     Finance for the
University of North Carolina (16-school system). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Duke-Weeks Realty Corporation (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Dynatech Corporation (electronics, 1999). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy served as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994-1998) and currently serves on the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).

GERALD C. McDONOUGH (71), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and Chairman of the Board of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.

MARVIN L. MANN (66), Trustee (1993), is Chairman Emeritus, of Lexmark
International, Inc. (office machines, 1991) w   here he still remains
a member of the Board. Prior to 1991, he held the positions of Vice
President of International Business Machines Cor    poration ("IBM")
and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Dynatech Corporation (electronics, 1999).

*ROBERT C. POZEN (53), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

THOMAS R. WILLIAMS (71), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director
of    National Life Insurance Company of Vermont and American
Software, Inc. Mr. Willia    ms was previously a Director of ConAgra,
Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).

DWIGHT D. CHURCHILL (46), is Vice President of Bond Funds, Group
Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income
Investments.

BOYCE I. GREER (43), is Vice President of Money Market Funds (1997), Group Leader of the Money Market Group (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Municipal Fixed-Income Investments (1996-1997).

FRED L. HENNING, JR. (60), is        President of Fidelity
   Investments Fixed-Income Division (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.

SCOTT A. ORR (37), is Vice President of Fidelity Ohio Municipal Money Market Fund (1996), and other funds advised by FMR. Prior to his current responsibilities, Mr. Orr managed a variety of Fidelity funds.

GEORGE A. FISCHER (38), is Vice President of Spartan Ohio Municipal
Income Fund (1997), and other funds advised by FMR.    Mr. Fischer is
also a Vice President of Fidelity Management Trust Company, the unit of Fidelity which serves institutional investment businesses worldwide by managing assets for corporate and public employee retirement funds, endowments, foundations, and other major institutions. Prior to his current responsibilities, Mr. Fischer managed a variety of Fidelity funds.

ERIC D. ROITER (51), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998) and Vice President and Clerk of FDC
(1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S.
Securities and Exchange Commission (1979-1981).    Mr. Roiter was an
Adjunct Member, Faculty of Law, at Columbia University Law School
(1996-1997).

   ROBERT A. DWIGHT (41), Treasurer (2000), is Treasurer of the Fidelity funds and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

MARIA F. DWYER (41), Deputy Treasurer (2   000), is Depu    ty
Treasurer of the Fidelity funds and is Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

MATTHEW N. KARSTETTER (38), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).

STANLEY N. GRIFFITH (53), Assistant Vice President (1998), is
Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and an employee of FMR Corp.

JOHN H. COSTELLO (53), Assistant Treasurer, is an employee of FMR.

THOMAS J. SIMPSON (41), Assistant Treasurer (1996), is Assistant
Treasurer of Fidelity's Fixed-Income Funds (1998) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended December 31, 1999.

COMPENSATION TABLE

Trustees and Member of the  Aggregate Compensation from  Aggregate Compensation from  Total Compensation from the
Advisory Board              OH Muni Money MarketB        Spartan OH Muni IncomeB      Fund Complex*,A

Edward C. Johnson 3d**      $ 0                          $ 0                          $ 0

Abigail P. Johnson**        $ 0                          $ 0                          $ 0

Ralph F. Cox                $ 122                        $ 110                        $ 217,500

Phyllis Burke Davis         $ 118                        $ 107                        $ 211,500

Robert M. Gates             $ 122                        $ 110                        $ 217,500

E. Bradley Jones****        $ 122                        $ 110                        $ 217,500

Donald J. Kirk              $ 122                        $ 110                        $ 217,500

Ned C. Lautenbach***        $ 30                         $ 25                         $ 54,000

Peter S. Lynch**            $ 0                          $ 0                          $ 0

William O. McCoy            $ 120                        $ 109                        $ 214,500

Gerald C. McDonough         $ 151                        $ 136                        $ 269,000

Marvin L. Mann              $ 122                        $ 110                        $ 217,500

Robert C. Pozen**           $ 0                          $ 0                          $ 0

Thomas R. Williams          $ 119                        $ 108                        $ 213,000


* Informati   on is for the calendar ye    ar ended December 31, 1999
for 236 funds in the complex.

** Interested Trustees of the funds and Ms. Johnson are compensated by FMR.

***    During the period from October 14, 1999 through December 31,
1999, Mr. Lautenbach s    erved as a Member of the Advisory Board.
Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** M   r. Jones served on t    he Board of Trustees through December
31, 1999.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For
th   e calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000;
E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas
R. Williams, $62,319.

B Compensation figure   s include cash.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

   As of December 31, 1999, the Trustees, Members of the Advisory
Board, and officers of each fund owned, in the aggregate, less than 1%
of each fund's total ou    tstanding shares.

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR and FIMM. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing
Company, which provides marketing services to various companies within the Fidelity organization.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

MANAGEMENT FEES. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .3700%            $ 1 billion      .3700%

 3 - 6                .3400             50               .2188

 6 - 9                .3100             100              .1869

 9 - 12               .2800             150              .1736

 12 - 15              .2500             200              .1652

 15 - 18              .2200             250              .1587

 18 - 21              .2000             300              .1536

 21 - 24              .1900             350              .1494

 24 - 30              .1800             400              .1459

 30 - 36              .1750             450              .1427

 36 - 42              .1700             500              .1399

 42 - 48              .1650             550              .1372

 48 - 66              .1600             600              .1349

 66 - 84              .1550             650              .1328

 84 - 120             .1500             700              .1309

 120 - 156            .1450             750              .1291

 156 - 192            .1400             800              .1275

 192 - 228            .1350             850              .1260

 228 - 264            .1300             900              .1246

 264 - 300            .1275             950              .1233

 300 - 336            .1250             1,000            .1220

 336 - 372            .1225             1,050            .1209

 372 - 408            .1200             1,100            .1197

 408 - 444            .1175             1,150            .1187

 444 - 480            .1150             1,200            .1177

 480 - 516            .1125             1,250            .1167

 516 - 587            .1100             1,300            .1158

 587 - 646            .1080             1,350            .1149

 646 - 711            .1060             1,400            .1141

 711 - 782            .1040

 782 - 860            .1020

 860 - 946            .1000

 946 - 1,041          .0980

 1,041 - 1,145        .0960

 1,145 - 1,260        .0940

 Over    1,260        .0920


The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $826 billion of group net assets    -     the approximate
level for    December 1999 was 0.1267%, which is the weighted average
of the respective fee rates for each level of group net assets up to
$8    26 billion.

Each fund's individual fund fee rate is 0.25%. Based on the average group net assets of the funds advised by FMR for December 1999, each fund's annual management fee rate would be calculated as follows:

                             Group Fee Rate     Individual Fund Fee Rate     Management Fee Rate

OH Municipal Money Market    0.1267%         +  0.25%                     =  0.3767%

Spartan OH Municipal Income  0.1267%         +  0.25%                     =  0.3767%


One-twelfth of the management fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.


Fund                           Fiscal Years Ended December 31  Management Fees Paid to FMR

Ohio Municipal Money Market    1999                            $ 1,654,961

                               1998                            $ 1,438,770

                               1997                            $ 1,294,155

Spartan Ohio Municipal Income  1999                            $ 1,461,190

                               1998                            $ 1,501,901

                               1997                            $ 1,474,962



FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's returns and yield, and repayment of the reimbursement by a fund will lower its returns and yield.

FMR voluntarily agreed to reimburse Spartan Ohio Municipal Income Fund if and to the extent that the fund's aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The table below shows the periods of reimbursement and levels of expense limitations for the applicable fund; the dollar
amount of management f   ees incurred under the fund's contract before
reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for each period.




                             Period of Expense Limitation                     Aggregate Operating Expense
                             From                          To                 Limitation

Spartan OH Municipal Income  January 1, 1999               December 31, 1999   0.55%

                             January 1, 1998               December 31, 1998   0.55%

                             April 1, 1997                 December 31, 1997   0.55%







                             Fiscal Years Ended December 31  Management Fee Before  Amount of  Management Fee
                                                             Reimbursement          Reimbursement

Spartan OH Municipal Income  1999                            $ 1,461,190            $ 0

                             1998                            $ 1,501,901            $ 17,115

                             1997                            $ 1,474,962            $ 68,123



SUB-ADVISER. FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing investments for each fund. Prior to January 23, 1998, FMR Texas Inc. (FMR Texas) had primary responsibility for providing investment management services to the money market fund. On January 23, 1998, FMR Texas was merged into FIMM, which succeeded to the operations of FMR Texas.

Under the terms of the sub-advisory agreements, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

On behalf of the money market fund, for the fiscal year ended December 31, 1997, FMR paid FMR Texas fees of $647,078. On behalf of the money
market fund, for the fiscal years ended December 31   ,     1999
an   d 1998, FMR paid FIMM fees of $827,481 and $719,385,
respectively.

On behalf    of Spartan Ohio Municipal Income, for the fiscal
y    ears ended December 31, 1999, FMR paid FIMM fees of $730,595.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with
Citibank, N.A. (Citibank    ), which is located at 111 Wall Street,
New York, New York. Under the terms of the agreements,    Citibank
provides transfer agency, dividend disbursing, and shareholder
services for each fund.    Citibank in     turn has entered into
sub-transfer agent agreements with FSC, an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives
all related transfer agency fees paid to C   itibank.

For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type and fund type. The account fees are subject to increase based on postage rate changes.

FSC also collects small account fees from certain accounts with balances of less than $2,500.

In addition, Citibank receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each Fidelity Freedom Fund and Fidelity Four-in-One Index Fund, funds of funds managed by an FMR affiliate, according to the percentage of the
QSTP's, Freedom Fund's or    Fidelity Four-in-One Index Fund's assets
that is invested in a fund, subject to certain limitations in the case
of Fidelity Four-in-One Index Fu    nd.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with Citibank. Under the terms of the agreements, Citibank provides pricing and bookkeeping services for each fund. Citibank in turn has entered into sub-service agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the domestic fixed-income fund are 0.0275% of the first $500 million of average net
assets, 0.0175% of average net assets bet   ween $500 million and $3
billion, 0.0021% of average net assets between $3 billion and $25 billion, and 0.00075% of average net assets in excess of $25
bil    lion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

The annual rates for pricing and bookkeeping services for the money market fund are 0.0150% of the first $500 million of average net
assets, 0.0075% of average net assets betw   een $500 million and $10
billion, 0.0021% of average net assets between $10 billion and $25 billion, and 0.00075% of average net assets in excess of $25
billio    n. The fee, not including reimbursement for out-of-pocket
expenses, is limited to a minimum of $40,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.

Fund                           1999       1998       1997

Ohio Municipal Money Market    $ 84,685   $ 78,676   $ 73,517

Spartan Ohio Municipal Income  $ 118,286  $ 166,327  $ 166,043


DESCRIPTION OF THE TRUSTS

TRUST ORGANIZATION. Spartan Ohio Municipal Income Fund is a fund of Fidelity Municipal Trust, an open-end management investment company
organized as a Massachusetts business trust on June 22, 1984.    On
February 26, 1996, Spartan Ohio Municipal Income Fund changed its name from Fidelity Ohio Tax-Free High Yield Portfolio to Fidelity Ohio Municipal Income Fund. On April 1, 1997, Spartan Ohio Municipal Income Fund changed its name from Fidelity Ohio Municipal Income Fund to
Spartan Ohio Municipal Income Fund.     Currently, there are
   five     funds in Fidelity Municipal Trust: Spartan Michigan
Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund Spartan Ohio Municipal Income Fund, and Spartan Pennsylvania Municipal Income Fund. The Trustees are permitted to create additional funds in the trust. Ohio Municipal Money Market Fund is a fund of Fidelity Municipal Trust II, an open-end management investment company organized as a Delaware business trust on June 20, 1991. Currently, there are three funds in Fidelity Municipal Trust II:
Fidelity Michigan Municipal Money Market Fund, Fidelity Ohio Municipal Money Market Fund, and Spartan Pennsylvania Municipal Money Market Fund The Trustees are permitted to create additional funds in the trust.

The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds.

The assets of the Massachusetts trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the Massachusetts trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the Massachusetts trust shall be allocated between or among any one or more of its funds.

The assets of the Delaware trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the Delaware trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the Delaware trust shall be allocated between or among any one or more of its funds.

SHAREHOLDER LIABILITY - MASSACHUSETTS TRUST. The Massachusetts trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the Massachusetts trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Massachusetts trust or its Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the Massachusetts trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

SHAREHOLDER LIABILITY - DELAWARE TRUST. The Delaware trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Delaware trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

VOTING RIGHTS - MASSACHUSETTS TRUST. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading
"Shareholder Liability" above.

The trust or any of its funds may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund with another entity or the sale of substantially all of the assets of the trust or a fund to another entity requires approval by a vote of shareholders of the trust or the fund. The Trustees may, however, reorganize or terminate the trust or any of its funds without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

VOTING RIGHTS - DELAWARE TRUST. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading
"Shareholder Liability" above.

The trust or any of its funds may be terminated upon the sale of its assets to another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by a vote of shareholders. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

Under the Trust Instrument, the Trustees may, without shareholder vote, in order to change the form of organization of the trust cause the trust to merge or consolidate with one or more trusts, partnerships, associations, limited liability companies or corporations, as long as the surviving entity is an open-end management investment company, or is a fund thereof, that will succeed to or assume the trust's registration statement, or cause the trust to incorporate under Delaware law.

CUSTODIAN.    Citibank, N.A., 111 Wall Street, New York, New York,
is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

FMR, its officers and directors, its affiliated companies, and members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

AUDITOR. PricewaterhouseCoopers LLP   , 160 Federal Street, Boston,
Massachusetts,     serves as independent accountant for each fund. The
auditor examines financial statements for the funds and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended December 31, 1999, and report of the auditor, are included in the fund's annual report and are incorporated herein by reference.

APPENDIX

 Spartan, Fidelity, Fidelity Investments, (Pyramid) Design, and
Fidelity Focus, are registered trademarks of FMR Corp.

 THE THIRD PARTY MARKS APPEARING ABOVE ARE THE MARKS OF THEIR
RESPECTIVE OWNERS.


Fidelity Municipal Trust

PART C.  OTHER INFORMATION

Item 23. Exhibits

 (a) Declaration of Trust of Registrant, dated December 16, 1998, is incorporated herein by reference to Exhibit (a) of Post-Effective Amendment No. 89.

 (b) Bylaws of the Trust, as amended and dated May 19, 1994, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

 (c)  Not applicable.

 (d) (1) Management Contract, dated January 1, 1999, between Spartan Michigan Municipal Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit d(1) of Post-Effective Amendment No. 89.

     (2) Management Contract, dated January 1, 1999, between Spartan Minnesota Municipal Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit d(2) of Post-Effective Amendment No. 89.

     (3) Management Contract, dated January 1, 1999, between Spartan Ohio Municipal Income Fund and Fidelity Management &
           Research Company is incorporated herein by reference to Exhibit d(3) of Post Effective Amendment No. 89.

     (4) Management Contract, dated January 1, 1999, between Spartan Pennsylvania Municipal Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit d(4) of Post-Effective Amendment No. 89.

     (5)   Form of Management Contract between Spartan Municipal
           Income Fund and Fidelity Management & Research Company is filed herein as Exhibit d(5).

     (6)   Sub-Advisory Agreement, dated January 1, 1999, between
           Spartan Michigan Municipal Income Fund and Fidelity
           Investments Money Management, Inc., is incorporated herein by reference to Exhibit d(5) of Post-Effective Amendment No. 89.

     (7) Sub-Advisory Agreement, dated January 1, 1999, between Spartan Minnesota Municipal Income Fund and Fidelity Investments Money Management, Inc., is incorporated herein by reference to Exhibit d(6) of Post-Effective Amendment No. 89.

     (8)   Sub-Advisory Agreement, dated January 1, 1999, between
           Spartan Ohio Municipal Income Fund and Fidelity Investments Money Management, Inc., is incorporated herein by reference to Exhibit d(7) of Post-Effective Amendment No. 89.

     (9) Sub-Advisory Agreement, dated January 1, 1999, between Spartan Pennsylvania Municipal Income Fund and Fidelity Investments Money Management, Inc., is incorporated herein by reference to Exhibit d(8) of Post-Effective Ammendment No. 89.

     (10) Form of Sub-Advisory Agreement between Spartan Municipal Income Fund and Fidelity Investments Money Management,
           Inc., is filed herein as Exhibit d(10).

 (e) (1) General Distribution Agreement between Fidelity Ohio Tax-Free High Yield Portfolio (currently known as Spartan Ohio
         Municipal Income Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to
         Exhibit 6(a) of Post-Effective Amendment No. 67.

     (2) General Distribution Agreement between Fidelity Michigan Tax-Free Portfolio (currently known as Spartan Michigan Municipal Income Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to
         Exhibit 6(e) of Post-Effective Amendment No. 67.

     (3) General Distribution Agreement between Fidelity Minnesota Tax-Free Portfolio (currently known as Spartan Minnesota Municipal Income Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to
         Exhibit 6(f) of Post-Effective Amendment No. 67.

     (4) General Distribution Agreement between Fidelity Pennsylvania Tax-Free High Yield Portfolio (currently known as Spartan Pennsylvania Municipal Income Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(g) of Post-Effective Amendment No. 67.

     (5) General Distribution Agreement between Spartan Municipal
         Income Fund and Fidelity Distributors Corporation, dated
         February 28, 2000, is filed herein as Exhibit e(5).

     (6) Amendments to the General Distribution Agreement between the Registrant and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).

 (f) (1) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.

(g) (1) Custodian Agreement, Appendix A, Appendix B, and Appendix C, dated May 1, 1998, between Citibank, N.A. and the Registrant are incorporated herein by reference to Exhibit g(5) of Fidelity Union Street Trust's (File No. 2-50318)
         Post-Effective Amendment No. 102.

(h) Not applicable.

 (i) (1) Legal Opinion of Kirkpatrick and Lockhart LLP for Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, and Spartan Pennsylvania Municipal Income Fund, dated February 18, 2000, is filed herein as
         Exhibit i(1).

 (j) (1) Consent of PricewaterhouseCoopers LLP for Spartan Michigan Municipal Fund, Spartan Minnesota Municipal Fund, Spartan Ohio Municipal Fund, and Spartan Pennsylvania Municipal Fund, dated February 22, 2000, is filed herein as Exhibit j(1).

     (2) Consent of PricewaterhouseCoopers LLP for Spartan Municipal Income Fund, dated February 22, 2000, is filed herein as Exhibit j(2).

 (k) Not applicable.

 (l) Not applicable.

 (m) (1) Distribution and Service Plan pursuant to Rule 12b-1 for
         Spartan Michigan Municipal Income Fund is incorporated herein by reference to Exhibit m(1) of Post-Effective Amendment No. 90.

     (2) Distribution and Service Plan pursuant to Rule 12b-1 for
         Spartan Minnesota Municipal Income Fund is incorporated herein by reference to Exhibit m(2) of Post-Effective
         Amendment No. 90.

     (3) Distribution and Service Plan pursuant to Rule 12b-1 for
         Spartan Ohio Municipal Income Fund is incorporated herein by reference to Exhibit m(3) of Post-Effective Amendment No. 90.

     (4) Distribution and Service Plan pursuant to Rule 12b-1 for
         Spartan Pennsylvania Municipal Income Fund is incorporated herein by reference to Exhibit m(4) of Post-Effective
         Amendment No. 90.

     (5) Distribution and Service Plan pursuant to Rule 12b-1 for
         Spartan Municipal Income Fund is filed herein as Exhibit m(5).

 (n) Not applicable.

 (o) Not applicable.



Item 24. Trusts Controlled by or under Common Control with this Trust

 The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.


Item 25. Indemnification

 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

 Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

 Pursuant to the agreement by which Fidelity Service Company, Inc. ("FSC") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify FSC for FSC's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Fund for the same events. Under the Transfer Agency Agreement, the Trust agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:

 (1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder which names the Transfer Agent and/or the Trust as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or

 (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Trust, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 26. Business and Other Connections of Investment Advisers

 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
      82 Devonshire Street, Boston, MA 02109

 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d       Chairman of the Board and
                           Director of FMR; President
                           and Chief Executive Officer
                           of FMR Corp.; Chairman of
                           the Board and Director of
                           FMR Corp., Fidelity
                           Investments Money
                           Management, Inc. (FIMM),
                           Fidelity Management &
                           Research (U.K.) Inc. (FMR
                           U.K.), and Fidelity
                           Management & Research (Far
                           East) Inc. (FMR Far East);
                           Chairman of the Executive
                           Committee of FMR; Chairman
                           and Representative Director
                           of Fidelity Investments
                           Japan Limited (FIJ);
                           President and Trustee of
                           funds advised by FMR.



Robert C. Pozen            President and Director of
                           FMR; Senior Vice President
                           and Trustee of funds advised
                           by FMR; President and
                           Director of FIMM, FMR U.K.,
                           and FMR Far East; Director
                           of Strategic Advisers, Inc.;
                           Previously, General Counsel,
                           Managing Director, and
                           Senior Vice President of FMR
                           Corp.



Peter S. Lynch             Vice Chairman of the Board
                           and Director of FMR.



John Avery                 Vice President of FMR.



Robert Bertelson           Vice President of FMR.



John H. Carlson            Vice President of FMR and of
                           funds advised by FMR.



Robert C. Chow             Vice President of FMR.



Dwight D. Churchill        Senior Vice President of FMR
                           and Vice President of Bond
                           Funds advised by FMR; Vice
                           President of FIMM.



Laura B. Cronin            Vice President of FMR and
                           Treasurer of FMR, FIMM, FMR
                           U.K., and FMR Far East.



Barry Coffman              Vice President of FMR.



Arieh Coll                 Vice President of FMR.



Catherine Collins          Vice President of FMR.



Frederic G. Corneel        Tax Counsel of FMR.



William Danoff             Senior Vice President of FMR
                           and Vice President of funds
                           advised by FMR.



Scott E. DeSano            Vice President of FMR.



Penelope Dobkin            Vice President of FMR and of
                           a fund advised by FMR.



Walter C. Donovan          Vice President of FMR.



Bettina Doulton            Senior Vice President of FMR
                           and of funds advised by FMR.



Stephen DuFour             Vice President of FMR.



Maria F. Dwyer             Vice President of FMR and
                           Deputy Treasurer of the
                           Fidelity funds.



Margaret L. Eagle          Vice President of FMR and of
                           a fund advised by FMR.



William R. Ebsworth        Vice President of FMR.



David Felman               Vice President of FMR.



Richard B. Fentin          Senior Vice President of FMR
                           and Vice President of a fund
                           advised by FMR.



Karen Firestone            Vice President of FMR.



Michael B. Fox             Assistant Treasurer of FMR,
                           FIMM, FMR U.K., and FMR Far
                           East; Vice President and
                           Treasurer of FMR Corp. and
                           Strategic Advisers, Inc.;
                           Vice President of FMR U.K.,
                           FMR Far East, and FIMM.



Gregory Fraser             Vice President of FMR and of
                           a fund advised by FMR.



Jay Freedman               Assistant Clerk of FMR; Clerk
                           of FMR Corp., FMR U.K., FMR
                           Far East, and Strategic
                           Advisers, Inc.; Secretary of
                           FIMM; Vice President Deputy
                           General Counsel FMR Corp.



David L. Glancy            Vice President of FMR and of
                           a fund advised by FMR.



Barry A. Greenfield        Vice President of FMR.



Boyce I. Greer             Senior Vice President of FMR
                           and Vice President of Money
                           Market Funds advised by FMR;
                           Vice President of FIMM.



Bart A. Grenier            Senior Vice President of FMR
                           and Vice President of
                           High-Income Funds advised by
                           FMR.



Robert Haber               Vice President of FMR.



Richard C. Habermann       Senior Vice President of FMR
                           and Vice President of funds
                           advised by FMR.



Fred L. Henning Jr.        Senior Vice President of FMR;
                           Senior Vice President of
                           FIMM; Vice President of
                           Fixed-Income Funds advised
                           by FMR.



Bruce T. Herring           Vice President of FMR.



Robert F. Hill             Vice President of FMR and
                           Director of Technical
                           Research.



Frederick Hoff             Vice President of FMR.



Abigail P. Johnson         Senior Vice President of FMR
                           and Vice President of funds
                           advised by FMR; Director of
                           FMR Corp.; Associate
                           Director and Senior Vice
                           President of Equity Funds
                           advised by FMR.



David B. Jones             Vice President of FMR.



Steven Kaye                Senior Vice President of FMR
                           and of a fund advised by FMR.



Francis V. Knox            Vice President of FMR;
                           Compliance Officer of FMR
                           U.K. and FMR Far East.



Harris Leviton             Vice President of FMR.



Bradford E. Lewis          Vice President of FMR and of
                           funds advised by FMR.



Richard R. Mace Jr.        Vice President of FMR and of
                           funds advised by FMR.



Shigeki Makino             Vice President of FMR.



Charles A. Mangum          Vice President of FMR and of
                           a fund advised by FMR.



Kevin McCarey              Vice President of FMR and of
                           a fund advised by FMR.



James McDowell             Senior Vice President of FMR.



Neal P. Miller             Vice President of FMR.



Jacques Perold             Vice President of FMR.



Stephen Peterson           Senior Vice President of FMR.



Alan Radlo                 Vice President of FMR.



Eric D. Roiter             Vice President, General
                           Counsel, and Clerk of FMR
                           and Secretary of funds
                           advised by FMR.



Lee H. Sandwen             Vice President of FMR.



Patricia A. Satterthwaite  Vice President of FMR and of
                           a fund advised by FMR.



Fergus Shiel               Vice President of FMR.



Richard A. Silver          Vice President of FMR.



Carol A. Smith-Fachetti    Vice President of FMR.



Steven J. Snider           Vice President of FMR and of
                           funds advised by FMR.



Thomas T. Soviero          Vice President of FMR and of
                           a fund advised by FMR.



Richard Spillane           Senior Vice President of FMR;
                           Associate Director and
                           Senior Vice President of
                           Equity Funds advised by FMR;
                           Previously, Senior Vice
                           President and Director of
                           Operations and Compliance of
                           FMR U.K.



Thomas M. Sprague          Vice President of FMR and of
                           funds advised by FMR.



Robert E. Stansky          Senior Vice President of FMR
                           and Vice President of a fund
                           advised by FMR.



Scott D. Stewart           Vice President of FMR.



Beth F. Terrana            Senior Vice President of FMR
                           and Vice President of funds
                           advised by FMR.



Yoko Tilley                Vice President of FMR.



Joel C. Tillinghast        Vice President of FMR and of
                           a fund advised by FMR.



Robert Tuckett             Vice President of FMR.



Jennifer Uhrig             Vice President of FMR and of
                           funds advised by FMR.



George A. Vanderheiden     Senior Vice President of FMR
                           and Vice President of funds
                           advised by FMR; Director of
                           FMR Corp.



Jason Weiner               Vice President of FMR.



Steven S. Wymer            Vice President of FMR and of
                           a fund advised by FMR.



(4)  FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)
     1 Spartan Way, Merrimack, NH 03054

 FIMM provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d    Chairman of the Board and
                        Director of FIMM, FMR, FMR
                        Corp., FMR Far East, and FMR
                        U.K.; Chairman of the
                        Executive Committee of FMR;
                        President and Chief
                        Executive Officer of FMR
                        Corp.; Chairman and
                        Representative Director of
                        Fidelity Investments Japan
                        Limited (FIJ); President and
                        Trustee of funds advised by
                        FMR.



Robert C. Pozen         President and Director of
                        FIMM; Senior Vice President
                        and Trustee of funds advised
                        by FMR; President and
                        Director of FMR, FMR U.K.,
                        and FMR Far East; Director
                        of Strategic Advisers, Inc.,
                        Previously, General Counsel,
                        Managing Director, and
                        Senior Vice President of FMR
                        Corp.



Fred L. Henning Jr.     Senior Vice President of
                        FIMM; Senior Vice President
                        of FMR and Vice President of
                        Fixed-Income Funds advised
                        by FMR.



Boyce I. Greer          Vice President of FIMM;
                        Senior Vice President of FMR
                        and Vice President of Money
                        Market Funds advised by FMR.



Dwight D. Churchill     Vice President of FIMM;
                        Senior Vice President of FMR
                        and Vice President of Bond
                        Funds advised by FMR.



Laura B. Cronin         Treasurer of FIMM, FMR Far
                        East, FMR U.K., and FMR and
                        Vice President of FMR.



Michael B. Fox          Assistant Treasurer of FIMM,
                        FMR U.K., FMR Far East, and
                        FMR; Vice President and
                        Treasurer of FMR Corp. and
                        Strategic Advisers, Inc.;
                        Vice President of FIMM, FMR
                        U.K., and FMR Far East.



Jay Freedman            Secretary of FIMM; Clerk of
                        FMR U.K., FMR Far East, FMR
                        Corp., FMRC, and Strategic
                        Advisers, Inc.; Assistant
                        Clerk of FMR; Vice President
                        Deputy General Counsel FMR
                        Corp.



Susan Englander Hislop  Assistent Secretary of FIMM;
                        Assistant Clerk of FMR U.K.,
                        FMR Far East, and Strategic
                        Advisers, Inc.



Stanley N. Griffith     Assistant Secretary of FIMM.





Item 27. Principal Underwriters

(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.

(b)

Name and Principal    Positions and Offices     Positions and Offices
Business Address*     with Underwriter          with Fund

Edward C. Johnson 3d  Director                  Trustee and President

Michael Mlinac        Director                  None

James Curvey          Director                  None

Martha B. Willis      President                 None

Eric D. Roiter        Vice President            Secretary

Caron Ketchum         Treasurer and Controller  None

Gary Greenstein       Assistant Treasurer       None

Jay Freedman          Assistant Clerk           None

Linda Holland         Compliance Officer        None

* 82 Devonshire Street, Boston, MA

 (c) Not applicable.

Item 28. Location of Accounts and Records

 All accounts, books, and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company, Fidelity Service Company, Inc. or Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' custodian, Citibank, N.A., 111 Wall Street, New York, NY.

Item 29. Management Services

  Not applicable.

Item 30. Undertakings

  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 91 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 18th day of February 2000.

      Fidelity Municipal Trust

      By /s/Edward C. Johnson 3d          (dagger)
           Edward C. Johnson 3d, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)                     (Title)                        (Date)

/s/Edward C. Johnson 3d          President and Trustee          February 18, 2000
(dagger)

Edward C. Johnson 3d             (Principal Executive Officer)



/s/Robert A. Dwight              Treasurer                      February 18, 2000

Robert A. Dwight



/s/Robert C. Pozen               Trustee                        February 18, 2000


Robert C. Pozen



/s/Ralph F. Cox                  Trustee                        February 18, 2000
*

Ralph F. Cox



/s/Phyllis Burke Davis           Trustee                        February 18, 2000
*

Phyllis Burke Davis



/s/Robert M. Gates               Trustee                        February 18, 2000
*

Robert M. Gates



/s/Donald J. Kirk                Trustee                        February 18, 2000
*

Donald J. Kirk



/s/Ned C. Lautenbach             Trustee                        February 18, 2000
*

Ned C. Lautenbach



/s/Peter S. Lynch                Trustee                        February 18, 2000
*

Peter S. Lynch



/s/Marvin L. Mann                Trustee                        February 18, 2000
*

Marvin L. Mann



/s/William O. McCoy              Trustee                        February 18, 2000
*

William O. McCoy



/s/Gerald C. McDonough           Trustee                        February 18, 2000
*

Gerald C. McDonough



/s/Thomas R. Williams            Trustee                        February 18, 2000
*

Thomas R. Williams




(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.

* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 16, 1999 and filed herewith.

POWER OF ATTORNEY

 I, the undersigned President and Director, Trustee, or General
Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust  Fidelity Hereford Street Trust
Fidelity Advisor Series I       Fidelity Income Fund
Fidelity Advisor Series II      Fidelity Institutional Cash
Fidelity Advisor Series III     Portfolios
Fidelity Advisor Series IV      Fidelity Institutional
Fidelity Advisor Series V       Tax-Exempt Cash Portfolios
Fidelity Advisor Series VI      Fidelity Investment Trust
Fidelity Advisor Series VII     Fidelity Magellan Fund
Fidelity Advisor Series VIII    Fidelity Massachusetts
Fidelity Beacon Street Trust    Municipal Trust
Fidelity Boston Street Trust    Fidelity Money Market Trust
Fidelity California Municipal   Fidelity Mt. Vernon Street
Trust                           Trust
Fidelity California Municipal   Fidelity Municipal Trust
Trust II                        Fidelity Municipal Trust II
Fidelity Capital Trust          Fidelity New York Municipal
Fidelity Charles Street Trust   Trust
Fidelity Commonwealth Trust     Fidelity New York Municipal
Fidelity Concord Street Trust   Trust II
Fidelity Congress Street Fund   Fidelity Phillips Street Trust
Fidelity Contrafund             Fidelity Puritan Trust
Fidelity Corporate Trust        Fidelity Revere Street Trust
Fidelity Court Street Trust     Fidelity School Street Trust
Fidelity Court Street Trust II  Fidelity Securities Fund
Fidelity Covington Trust        Fidelity Select Portfolios
Fidelity Daily Money Fund       Fidelity Sterling Performance
Fidelity Destiny Portfolios     Portfolio, L.P.
Fidelity Deutsche Mark          Fidelity Summer Street Trust
Performance                     Fidelity Trend Fund
  Portfolio, L.P.               Fidelity U.S.
Fidelity Devonshire Trust       Investments-Bond Fund, L.P.
Fidelity Exchange Fund          Fidelity U.S.
Fidelity Financial Trust        Investments-Government
Fidelity Fixed-Income Trust     Securities
Fidelity Government                Fund, L.P.
Securities Fund                 Fidelity Union Street Trust
Fidelity Hastings Street Trust  Fidelity Union Street Trust II
                                Fidelity Yen Performance
                                Portfolio, L.P.
                                Newbury Street Trust
                                Variable Insurance Products
                                Fund
                                Variable Insurance Products
                                Fund II
                                Variable Insurance Products
                                Fund III

in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.

 WITNESS my hand on the date set forth below.

/s/Edward C. Johnson 3d    July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY

 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Colchester Street Trust         Fidelity Hastings Street Trust
Fidelity Aberdeen Street Trust  Fidelity Hereford Street Trust
Fidelity Advisor Series I       Fidelity Income Fund
Fidelity Advisor Series II      Fidelity Institutional
Fidelity Advisor Series III     Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV      Fidelity Investment Trust
Fidelity Advisor Series V       Fidelity Magellan Fund
Fidelity Advisor Series VI      Fidelity Massachusetts
Fidelity Advisor Series VII     Municipal Trust
Fidelity Advisor Series VIII    Fidelity Money Market Trust
Fidelity Beacon Street Trust    Fidelity Mt. Vernon Street
Fidelity Boston Street Trust    Trust
Fidelity California Municipal   Fidelity Municipal Trust
Trust                           Fidelity Municipal Trust II
Fidelity California Municipal   Fidelity New York Municipal
Trust II                        Trust
Fidelity Capital Trust          Fidelity New York Municipal
Fidelity Charles Street Trust   Trust II
Fidelity Commonwealth Trust     Fidelity Oxford Street Trust
Fidelity Concord Street Trust   Fidelity Phillips Street Trust
Fidelity Congress Street Fund   Fidelity Puritan Trust
Fidelity Contrafund             Fidelity Revere Street Trust
Fidelity Court Street Trust     Fidelity School Street Trust
Fidelity Court Street Trust II  Fidelity Securities Fund
Fidelity Covington Trust        Fidelity Select Portfolios
Fidelity Destiny Portfolios     Fidelity Summer Street Trust
Fidelity Devonshire Trust       Fidelity Trend Fund
Fidelity Exchange Fund          Fidelity U.S.
Fidelity Financial Trust        Investments-Bond Fund, L.P.
Fidelity Fixed-Income Trust     Fidelity U.S.
Fidelity Government             Investments-Government
Securities Fund                 Securities
                                   Fund, L.P.
                                Fidelity Union Street Trust
                                Fidelity Union Street Trust II
                                Newbury Street Trust
                                Variable Insurance Products
                                Fund
                                Variable Insurance Products
                                Fund II

plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 2000.

 WITNESS our hands on this sixteenth day of December, 1999.

/s/Edward C. Johnson 3d     /s/Peter S. Lynch

Edward C. Johnson 3d        Peter S. Lynch


/s/Ralph F. Cox             /s/William O. McCoy

Ralph F. Cox                William O. McCoy



/s/Phyllis Burke Davis      /s/Gerald C. McDonough

Phyllis Burke Davis         Gerald C. McDonough




/s/Ned C. Lautenbach        /s/Marvin L. Mann

Ned C. Lautenbach           Marvin L. Mann




/s/Donald J. Kirk           /s/Thomas R. Williams

Donald J. Kirk              Thomas R. Williams




/s/Robert C. Pozen          /s/Robert M. Gates

Robert C. Pozen             Robert M. Gates